SEC File Nos. 002-33371

811-01880

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under

the Securities Act Of 1933

Post-Effective Amendment No. 102

and

Registration Statement

Under

the Investment Company Act Of 1940

Amendment No. 83

THE INCOME FUND OF AMERICA

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618-4518

(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:

(213) 486-9200

Courtney R. Taylor, Secretary

The Income Fund of America

333 South Hope Street

Los Angeles, California 90071-1406

(Name and Address of Agent for Service)

Copies to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

(Counsel for the Registrant)

Approximate date of proposed public offering:

It is proposed that this filing will become effective on October 1, 2025, pursuant to paragraph (b) of Rule 485.

The Income Fund of America® Prospectus October 1, 2025

Class	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1
	AMECX	IFACX	TIAFX	IFAFX	AMEFX	FIFAX	CIMAX	CIMCX	CIMEX	TFAAX	CIMFX
Class	529-F-2	529-F-3	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
	FAIFX	FFIFX	RIDAX	RIDBX	RIEBX	RIDCX	RIDEX	RIDHX	RIDFX	RIDGX

Table of contents

Investment objectives	1
Fees and expenses of the fund	1
Principal investment strategies	3
Principal risks	3
Investment results	6
Management	8
Purchase and sale of fund shares	8
Tax information	8
Payments to broker-dealers and other financial intermediaries	8
Investment objectives, strategies and risks	9
Management and organization	16
Shareholder information	19
Purchase, exchange and sale of shares	20
How to sell shares	26
Distributions and taxes	30
Choosing a share class	31
Sales charges	33
Sales charge reductions and waivers	37
Rollovers from retirement plans to IRAs	44
Plans of distribution	46
Other compensation to dealers	47
Fund expenses	49
Financial highlights	51
Appendix	57

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Investment objectives The fund’s investment objectives are to provide you with current income while secondarily striving for capital growth.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2, F-3, 529-F-2 or 529-F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds, Capital Group KKR Public-Private+ Funds, and/or Emerging Markets Equities Fund, Inc. (collectively “Capital Group Funds”) ($250,000 for Class 529-A shares). More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 37 of the prospectus and on page 90 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	529-A	C and 529-C	529-E	T and 529-T	All F and 529-F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	3.50%	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	1.00*	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A
Management fees	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.25	none	none	0.23
Other expenses	0.09	0.09	0.09	0.16	0.15	0.04	0.14
Total annual fund operating expenses	0.56	1.31	0.56	0.63	0.37	0.26	0.59

Share class:	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	R-1
Management fees	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%
Distribution and/or service (12b-1) fees	0.99	0.50	0.25	0.25	none	none	0.99
Other expenses	0.14	0.11	0.14	0.21	0.12	0.09	0.13
Total annual fund operating expenses	1.35	0.83	0.61	0.68	0.34	0.31	1.34

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%
Distribution and/or service (12b-1) fees	0.75	0.60	0.50	0.25	none	none	none
Other expenses	0.38	0.24	0.18	0.14	0.19	0.08	0.04
Total annual fund operating expenses	1.35	1.06	0.90	0.61	0.41	0.30	0.26

*  A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

1     The Income Fund of America / Prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2, F-3, 529-F-2 or 529-F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	R-1
1 year	$629	$233	$306	$64	$38	$27	$408	$237	$85	$311	$69	$35	$32	$136
3 years	744	415	425	202	119	84	532	428	265	440	218	109	100	425
5 years	870	718	555	351	208	146	668	739	460	582	379	191	174	734
10 years	1,236	1,372	934	786	468	331	1,062	1,133	1,025	993	847	431	393	1,613

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$137	$108	$92	$62	$42	$31	$27		1 year	$133	$137
3 years	428	337	287	195	132	97	84		3 years	415	428
5 years	739	585	498	340	230	169	146		5 years	718	739
10 years	1,624	1,294	1,108	762	518	381	331		10 years	1,372	1,133

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 65% of the average value of its portfolio.

The Income Fund of America / Prospectus     2

Principal investment strategies Normally the fund invests primarily in income-producing securities. These include equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

Generally at least 60% of the fund’s assets will be invested in common stocks and other equity-type securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. The fund may also invest up to 30% of its assets in common stocks and other equity-type securities of issuers domiciled outside the United States, including issuers in emerging markets. In addition, the fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser); such securities are sometimes referred to as “junk bonds.” The fund may also invest up to 10% of its assets in debt securities tied economically to countries outside the United States; however, these securities must be denominated in U.S. dollars.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks This section describes the principal risks associated with investing in the fund. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

3     The Income Fund of America / Prospectus

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the

The Income Fund of America / Prospectus     4

prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

5     The Income Fund of America / Prospectus

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and, if applicable, other measures of market results that reflect the fund’s investment universe. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Prior to October 30, 2020, certain fees, such as 12b-1 fees, were not charged on Class 529-F-1 shares. If these expenses had been deducted, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

The Income Fund of America / Prospectus     6

Average annual total returns For the periods ended December 31, 2024:
Share class	Inception date	1 year	5 years	10 years	Lifetime
F-2 − Before taxes	8/1/2008	11.08%	6.79%	6.92%	7.56%
− After taxes on distributions		9.09	5.20	5.38	N/A
− After taxes on distributions and sale of fund shares		7.41	4.98	5.14	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
A (with maximum sales charge)	12/1/1973	4.46%	5.32%	6.09%	10.31%
C	3/15/2001	9.05	5.79	6.06	6.91
F-1	3/15/2001	10.75	6.50	6.64	7.14
F-3	1/27/2017	11.24	6.91	N/A	7.46
529-A (with maximum sales charge)	2/15/2002	6.94	5.78	6.28	7.08
529-C	2/19/2002	8.96	5.73	6.25	7.10
529-E	2/25/2002	10.57	6.29	6.41	6.96
529-F-1	9/17/2002	11.02	6.72	6.87	7.98
529-F-2	10/30/2020	11.12	N/A	N/A	9.69
529-F-3	10/30/2020	11.17	N/A	N/A	9.74
R-1	6/17/2002	10.01	5.75	5.87	6.48
R-2	5/31/2002	9.98	5.74	5.87	6.33
R-2E	8/29/2014	10.34	6.05	6.20	6.01
R-3	6/4/2002	10.53	6.22	6.34	6.87
R-4	6/27/2002	10.82	6.53	6.66	7.42
R-5E	11/20/2015	11.04	6.75	N/A	7.58
R-5	5/15/2002	11.18	6.86	6.99	7.44
R-6	5/1/2009	11.22	6.91	7.03	9.83

Indexes	1 year	5 years	10 years	Lifetime (from Class F-2 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	25.02%	14.53%	13.10%	12.02%
65%/35% S&P 500 Index/Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	16.26	9.41	9.10	8.99
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	1.25	-0.33	1.35	2.77
Class F-2 annualized 30–day yield at July 31, 2025: 3.60% (For current yield information, please call American Funds Service Company at (800) 421-4225 or visit capitalgroup.com.)

After-tax returns are shown only for Class F-2 shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

7     The Income Fund of America / Prospectus

Management

Investment adviser Capital Research and Management Company
Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager in this fund since:	Primary title with investment adviser
Hilda L. Applbaum Co-President and Trustee	1998	Partner – Capital World Investors
Pramod Atluri Co-President	2017	Partner – Capital Fixed Income Investors
David A. Daigle	2006	Partner – Capital Fixed Income Investors
M. Taylor Hinshaw	2021	Partner – Capital Research Global Investors
Dimitrije M. Mitrinovic	2018	Partner – Capital World Investors
John R. Queen	2020	Partner – Capital Fixed Income Investors
Anirudh Samsi	2015	Partner – Capital World Investors
Andrew B. Suzman	2000	Partner – Capital World Investors
Justin Toner	2018	Partner – Capital World Investors
Shannon Ward	2017	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

The Income Fund of America / Prospectus     8

Investment objectives, strategies and risks The fund’s investment objectives are to provide you with current income while secondarily striving for capital growth. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ prior written notice to shareholders. Normally the fund invests primarily in income-producing securities. These include equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

Generally at least 60% of the fund’s assets will be invested in common stocks and other equity-type securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. The fund may also invest up to 30% of its assets in common stocks and other equity-type securities of issuers domiciled outside the United States, including issuers in emerging markets. In addition, the fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser); such securities are sometimes referred to as “junk bonds.” The fund may also invest up to 10% of its assets in debt securities tied economically to countries outside the United States; however, these securities must be denominated in U.S. dollars.

The fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund may invest in certain other funds managed by the investment adviser or its affiliates (“Central Funds”) to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities. Shares of Central Funds are only offered for purchase to the fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the fund’s investment adviser and its affiliates. Central Funds do not charge management fees. As a result, the fund does not bear additional management fees when investing in Central Funds, but the fund does bear its proportionate share of Central Fund expenses. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.

The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.

9     The Income Fund of America / Prospectus

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

The investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).

The following are principal risks associated with investing in the fund.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. The fund’s portfolio managers invest in issuers based on their level of investment conviction. At times, the fund may invest more significantly in a single issuer, which could increase the risk of loss arising from the factors described above.

The Income Fund of America / Prospectus     10

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities

11     The Income Fund of America / Prospectus

may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

The following are additional risks associated with investing in the fund.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

The Income Fund of America / Prospectus     12

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Interest rate risk — The values and liquidity of the securities held by the fund may be affected by changing interest rates. For example, the values of debt securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The fund may invest in variable and floating rate securities. When the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, certain of the fund’s debt securities may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Lending of portfolio securities — Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all, which would interfere with the fund’s ability to vote proxies or settle transactions, and/or the risk of a counterparty default. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.

Cybersecurity breaches — The fund may be subject to operational and information security risks through breaches in cybersecurity. Cybersecurity breaches can result from deliberate attacks or unintentional events, including “ransomware” attacks, the injection of computer viruses or malicious software code, the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices, or external attacks such as denial-of-service attacks on the investment adviser’s or an affiliate’s website that could render the fund’s network services unavailable to intended end-users. These breaches may, among other things, lead to the unauthorized release of

13     The Income Fund of America / Prospectus

confidential information, misuse of the fund’s assets or sensitive information, the disruption of the fund’s operational capacity, the inability of fund shareholders to transact business, or the destruction of the fund’s physical infrastructure, equipment or operating systems. These events could cause the fund to violate applicable privacy and other laws and could subject the fund to reputational damage, additional costs associated with corrective measures and/or financial loss. The fund may also be subject to additional risks if its third-party service providers, such as the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries, experience similar cybersecurity breaches and potential outcomes. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

Large shareholder transactions risk — The fund may experience adverse effects when shareholders, including other funds or accounts advised by the investment adviser, purchase or redeem, individually or in the aggregate, large amounts of shares relative to the size of the fund. For example, when the investment adviser changes allocations in other funds and accounts it manages, such changes may result in shareholder transactions in the fund that are large relative to the size of the fund. Such large shareholder redemptions may cause the fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s net asset value and liquidity. Similarly, large fund share purchases may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio. These risks are heightened when the fund is small.

In addition to the principal investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of other risks related to the fund’s principal investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

The Income Fund of America / Prospectus     14

Fund comparative indexes The investment results table in this prospectus shows how the fund’s average annual total returns compare with a broad measure of market results and, if applicable, other measures of market results that reflect the fund’s investment universe. The S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The 65%/35% S&P 500 Index/Bloomberg U.S. Aggregate Index blends the S&P 500 Index with the Bloomberg U.S. Aggregate Index by weighting their cumulative total returns at 65% and 35%, respectively. This assumes the blend is rebalanced monthly. The Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Fund results All fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

Portfolio holdings Portfolio holdings information for the fund is available on our website at capitalgroup.com. A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

15     The Income Fund of America / Prospectus

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund to its investment adviser for the most recent fiscal year, as a percentage of average net assets, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” As described more fully in the fund’s statement of additional information, the management fee is based on the daily net assets of the fund and the fund’s monthly gross investment income. A discussion regarding the basis for approval of the fund’s Investment Advisory and Service Agreement by the fund’s board of trustees is contained in the fund’s Form N-CSR for the fiscal period ended January 31, 2025.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital International Investors, Capital Research Global Investors and Capital World Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed income investment division in the future and engage it to provide day-to-day investment management of fixed income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders have approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

The Income Fund of America / Prospectus     16

The Capital SystemTM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions. The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio managers.

Portfolio manager	Investment experience	Portfolio manager in this fund since:	Role in management of the fund
Hilda L. Applbaum	Investment professional since 1983 (with Capital Research and Management Company or affiliate since 1995)	1998, and previously an investment analyst for the fund since 1995	Serves as an equity portfolio manager
Pramod Atluri	Investment professional since 2004 (with Capital Research and Management Company or affiliate since 2016)	2017	Serves as a fixed income portfolio manager
David A. Daigle	Investment professional since 1994 (all with Capital Research and Management Company or affiliate)	2006, and previously an investment analyst for the fund since 1996	Serves as a fixed income portfolio manager
M. Taylor Hinshaw	Investment professional since 2002 (all with Capital Research and Management Company or affiliate)	2021, and previously an investment analyst for the fund since 2004	Serves as an equity portfolio manager
Dimitrije M. Mitrinovic	Investment professional since 2002 (with Capital Research and Management Company or affiliate since 2007)	2018, and previously an investment analyst for the fund since 2009	Serves as an equity portfolio manager
John R. Queen	Investment professional since 1989 (with Capital Research and Management Company or affiliate since 2002)	2020	Serves as a fixed income portfolio manager
Anirudh Samsi	Investment professional since 2001 (with Capital Research and Management Company or affiliate since 2005)	2015, and previously an investment analyst for the fund since 2005	Serves as an equity portfolio manager
Andrew B. Suzman	Investment professional since 1993 (all with Capital Research and Management Company or affiliate)	2000, and previously an investment analyst for the fund since 1996	Serves as an equity portfolio manager

17     The Income Fund of America / Prospectus

Portfolio manager	Investment experience	Portfolio manager in this fund since:	Role in management of the fund
Justin Toner	Investment professional since 1993 (with Capital Research and Management Company or affiliate since 2001)	2018, and previously an investment analyst for the fund since 2009	Serves as an equity/fixed income portfolio manager
Shannon Ward	Investment professional since 1992 (with Capital Research and Management Company or affiliate since 2017)	2017	Serves as a fixed income portfolio manager

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

The Income Fund of America / Prospectus     18

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial professional or retirement plan recordkeeper for more information.

Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ prior written notice.

A more detailed description of policies and services is included in the fund’s statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. Class 529 shareholders should also refer to the applicable program description for information on policies and services relating specifically to their account(s). These documents are available by writing to or calling American Funds Service Company.

19     The Income Fund of America / Prospectus

Unless otherwise noted or unless the context requires otherwise, references on the following pages to (i) Class A, C, T or F shares also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F shares, (ii) Class F shares refer to Class F-1, F-2 and F-3 shares and (iii) Class R shares refer to Class R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6 shares.

Purchase, exchange and sale of shares The fund’s transfer agent, on behalf of the fund and Capital Client Group, Inc., the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your identity or such other person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and Capital Client Group, Inc. reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares (or, if you are investing through a financial intermediary who offers only Class T shares, in Class T shares) of American Funds® U.S. Government Money Market Fund on the third business day after receipt of your investment.

If the amount of your cash investment is $10,000 or less, no fund is designated, and you made a cash investment (excluding exchanges) within the last 16 months, your money will be invested in the same proportion and in the same fund or funds and in the same class of shares in which your last cash investment was made. If you only have one open fund, the money will be invested into such fund on the day received if the investment is otherwise in good order.

Different procedures may apply to certain employer-sponsored arrangements, including, but not limited to, SEP plans, SIMPLE IRA plans and CollegeAmerica accounts.

Valuing shares The net asset value of each share class of the fund is the value of a single share of that class. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (e.g., the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the net asset value of the fund will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New York Stock Exchange, those later market quotations and prices will be used in determining the fund’s net asset value.

The Income Fund of America / Prospectus     20

Equity securities are valued primarily on the basis of market quotations, and debt securities are valued primarily on the basis of prices from third-party pricing services due to the lack of market quotations. Futures contracts are valued primarily on the basis of settlement prices. The fund’s portfolio investments are valued in accordance with procedures for making fair value determinations if market quotations are not readily available, including procedures to determine the representativeness of third-party vendor prices, or in the event market quotations or third-party vendor prices are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s equity securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Similarly, fair value procedures will be employed if an issuer defaults on its debt securities and there is no market for its securities. Use of these procedures is intended to result in more appropriate net asset values and, where applicable, to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. Orders in good order received after the New York Stock Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. A contingent deferred sales charge may apply at the time you sell certain Class A and C shares.

Purchase of Class A and C shares You may generally open an account and purchase Class A and C shares by contacting any financial professional (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial professional and by mail, telephone, the Internet and bank wire.

Automatic conversion of Class C and Class 529-C shares Class C shares automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. Class 529-C shares automatically convert to Class 529-A shares, in the month of the 5-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that such automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class C shares to Class A shares or your Class 529-C shares to Class 529-A shares at the anniversary date described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special

21     The Income Fund of America / Prospectus

agreements with the fund’s distributor, through financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, through certain registered investment advisors and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Class F-2, F-3, 529-F-2 and 529-F-3 shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class F-2, F-3, 529-F-2 or 529-F-3 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the fund are available in other share classes that have different fees and expenses.

In addition, upon approval by an officer of the fund’s investment adviser, Class F-3 shares (but not Class 529-F-3 shares) are available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions, corporations and financial intermediaries. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million.

Purchase of Class 529 shares Class 529 shares may be purchased only through an account established with a 529 college savings plan managed by Capital Research and Management Company. You may open this type of account and purchase Class 529 shares by contacting any financial professional (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial professional and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating through an eligible employer plan.

Accounts holding Class 529 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee. These fees are waived until further notice.

Investors residing in any state may purchase Class 529 shares through an account established with a 529 college savings plan managed by Capital Research and Management Company. Class 529-A, 529-C, 529-T and 529-F shares are structured similarly to the corresponding Class A, C, T and F shares.

Purchase of Class R shares Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans for which plan level or omnibus accounts are held on the books of the fund. Class R-5E, R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. Class R-3 and Class R-5E shares are available through the American Funds SIMPLE IRA Plus Program and other similar programs. In addition, Class R-5 and R-6 shares are available for investment by other registered investment companies and collective investment trusts approved by the fund’s investment adviser or distributor. Except as otherwise provided in this prospectus,

The Income Fund of America / Prospectus     22

Class R shares are generally not available for purchase to retail nonretirement accounts; traditional and Roth individual retirement accounts (IRAs); Coverdell Education Savings Accounts; SEPs, SARSEPs and SIMPLE IRAs held in brokerage accounts; and 529 college savings plans. Class R-6 shares are available to employer-sponsored SEPs, SARSEPs and SIMPLE IRAs held in fee-based programs that are serviced through retirement plan recordkeepers.

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs. These programs are proprietary recordkeeping solutions for small retirement plans.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases at the net asset value breakpoint in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in American Funds Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in American Funds Class A or C shares unless it was invested in Class A or C shares before January 1, 2009.

23     The Income Fund of America / Prospectus

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. Minimums are currently waived for purchases of Class F-2 and F-3 shares held under fee-based programs. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The effective purchase maximums for Class 529-A, 529-C, 529-E, 529-T and 529-F shares will reflect the maximum applicable contribution limits under state law. See the applicable program description for more information.

If you have significant Capital Group Funds holdings, you may not be eligible to invest in Class C or 529-C shares. Specifically, you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at net asset value. See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more details regarding sales charge discounts.

The Income Fund of America / Prospectus     24

Exchange Except for Class T shares or as otherwise described in this prospectus, you may exchange your shares for shares of the same class of other Capital Group Funds without a sales charge. Notwithstanding the foregoing, Class A-2 shares of Capital Group KKR Public-Private+ Funds may not be exchanged for shares of the American Funds or Emerging Markets Equities Fund, Inc. Class A, C, T or F shares of any American Fund (other than American Funds U.S. Government Money Market Fund, as described below) may be exchanged for the corresponding 529 share class without a sales charge. Exchanges from Class A, C, T or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial professional before making such an exchange.

Except as indicated above, Class T shares are not eligible for exchange privileges. Accordingly, an exchange of your Class T shares for Class T shares of any other American Funds will normally be subject to any applicable sales charges.

Exchanges of shares from American Funds U.S. Government Money Market Fund initially purchased without a sales charge to shares of other Capital Group Funds will be subject to the appropriate sales charge applicable to the other fund, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions. For purposes of computing the contingent deferred sales charge on Class C shares, the length of time you have owned your shares will be measured from the first day of the month in which shares were purchased and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

See “Transactions by telephone, fax or the Internet” in the section “How to sell shares” of this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

25     The Income Fund of America / Prospectus

How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial advisor (certain charges may apply)

· Shares held for you in your dealer’s name must be sold through the dealer.

· Class F shares must be sold through intermediaries such as dealers or financial advisors.

Writing to American Funds Service Company

· Requests must be signed by the registered shareholder(s).

· A signature guarantee is required if the redemption is:

— more than $250,000;

— made payable to someone other than the registered shareholder(s); or

— sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.

· American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.

· Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company

· Redemptions by telephone or fax are limited to $250,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

Self service using the Internet (capitalgroup.com) or Interactive Voice Response (IVR)

· Redemptions by IVR or the Internet (capitalgroup.com) are limited to $125,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

The fund typically expects to remit redemption proceeds one business day following receipt and acceptance of a redemption order, regardless of the method the fund uses to make such payment (e.g., check, wire or automated clearing house transfer). However, payment may take longer than one business day and may take up to seven days as generally permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the fund may be permitted to pay redemption proceeds beyond seven days under certain limited circumstances. In addition, if you recently purchased shares and subsequently request a redemption of those shares, the fund will pay the available redemption proceeds once a sufficient period of time has passed to

The Income Fund of America / Prospectus     26

reasonably ensure that checks or drafts, including certified or cashier’s checks, for the shares purchased have cleared (normally seven business days from the purchase date).

Under normal conditions, the fund typically expects to meet shareholder redemptions from a reserve of highly liquid assets, such as cash or cash equivalents. The fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the fund’s custodian bank, borrowing from a line of credit or from other funds advised by the investment adviser or its affiliates, and making payment with fund securities or other fund assets rather than in cash (as further discussed in the following paragraph).

Although payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. In general, in-kind redemptions to affiliated shareholders will as closely as practicable represent the affiliated shareholder’s pro rata share of the fund’s securities, subject to certain exceptions. Securities distributed in-kind to unaffiliated shareholders will be selected by the investment adviser in a manner the investment adviser deems to be fair and reasonable to the fund’s shareholders. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.

Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

27     The Income Fund of America / Prospectus

Frequent trading of fund shares The fund and Capital Client Group, Inc. reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the fund or Capital Client Group, Inc. has determined could involve actual or potential harm to the fund may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

Under the fund’s frequent trading policy, certain trading activity will not be treated as frequent trading, such as:

· transactions in Class 529 shares;

· purchases and redemptions by investment companies managed or sponsored by the fund’s investment adviser or its affiliates, including reallocations and transactions allowing the investment company to meet its redemptions and purchases;

· retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;

· purchase transactions involving in-kind transfers of shares of the fund, rollovers, Roth IRA conversions and IRA recharacterizations, if the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions;

· transactions by certain intermediaries in accordance with established hedging programs approved by the fund’s investment adviser; and

· systematic redemptions and purchases, if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with

The Income Fund of America / Prospectus     28

which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures described above, all transactions in fund shares remain subject to the right of the fund, Capital Client Group, Inc. and American Funds Service Company to restrict potentially abusive trading generally, including the types of transactions described above that will not be prevented. See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in American Funds.

29     The Income Fund of America / Prospectus

Distributions and taxes

Dividends and distributions The fund intends to distribute dividends to you, usually in March, June, September and December.

Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for 529 share classes and retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. If you are an individual and meet certain holding period requirements with respect to your fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to you. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement or education savings account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by the fund normally have the effect of reducing a shareholder’s taxable income on distributions.

Please see your tax advisor for more information. Holders of Class 529 shares should refer to the applicable program description for more information regarding the tax consequences of selling Class 529 shares.

The Income Fund of America / Prospectus     30

Choosing a share class The fund offers different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. For example, while Class F-1 shares are subject to 12b-1 fees and subtransfer agency fees payable to third-party service providers, Class F-2 shares are subject only to subtransfer agency fees payable to third-party service providers (and not 12b-1 fees) and Class F-3 shares are not subject to any such additional fees. The different fee structures allow the investor to choose how to pay for advisory platform expenses. Class R shares offer different levels of 12b-1 and recordkeeping fees so that a plan can choose the class that best meets the cost associated with obtaining investment related services and participant level recordkeeping for the plan. When you purchase shares of the fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares or, in the case of a 529 plan investment, Class 529-A shares (or, if you are investing through a financial intermediary who offers only Class T and 529-T shares, your investment will be made in Class T or Class 529-T shares, as applicable).

Factors you should consider when choosing a class of shares include:

· how long you expect to own the shares;

· how much you intend to invest;

· total expenses associated with owning shares of each class;

· whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A or Class T or 529-T shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

· whether you want or need the flexibility to effect exchanges among Capital Group Funds without the imposition of a sales charge (for example, while Class A shares offer such exchange privileges, Class T shares do not);

· whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-C shares to cover higher education expenses); and

· availability of share classes:

— Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457;

— Class F and 529-F shares are available, as applicable, (i) to fee-based programs of investment dealers that have special agreements with the fund’s distributor, (ii) to financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F and 529-F shares to self-directed investment brokerage accounts that may charge a transaction fee, (iii) to certain registered investment advisors and (iv) to other intermediaries approved by the fund’s distributor;

— Class F-3 shares (but not Class 529-F-3 shares) are also available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions, corporations and financial intermediaries. For accounts

31     The Income Fund of America / Prospectus

held and serviced by the fund’s transfer agent the minimum investment amount is $1 million; and

— Class R shares are available (i) to retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457, (ii) to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans, (iii) to certain institutional investors (including, but not limited to, certain charitable organizations), (iv) to certain registered investment companies approved by the fund’s investment adviser or distributor and (v) to other institutional-type accounts.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

The Income Fund of America / Prospectus     32

Sales charges

Class A and 529-A shares The initial sales charge you pay each time you buy Class A or 529-A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

Class A shares

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

Class 529-A shares

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A or 529-A shares may be higher or lower than the 1% charge described below due to rounding.

33     The Income Fund of America / Prospectus

Except as provided below, investments in Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

· investments made by accounts that are part of qualified fee-based programs that purchased Class A shares before the discontinuation of the relevant investment dealer’s load-waived Class A share program with American Funds and that continue to be held through fee-based programs;

· rollover investments from retirement plans to IRAs that are described in the “Rollovers from retirement plans to IRAs” section of this prospectus;

· investments made by accounts held at American Funds Service Company that are no longer associated with a financial professional may invest in Class A shares without a sales charge. This includes retirement plans investing in Class A shares, where the plan is no longer associated with a financial professional. SIMPLE IRAs and 403(b) custodial accounts that are aggregated at the plan level for Class A sales charge purposes are not eligible to invest without a sales charge under this policy; and

· Investments made by accounts held through banks and bank trust companies that charge a fee for custodial services and do not have a financial professional assigned to the account.

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica® account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

If requested, American Funds Class A shares will be sold at net asset value to:

(1) currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with Capital Client Group, Inc. (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(2) the supervised persons of currently registered investment advisory firms (“RIAs”) and assistants directly employed by such RIAs, retired supervised persons of RIAs with respect to accounts established while a supervised person

The Income Fund of America / Prospectus     34

(collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3) insurance company separate accounts;

(4) accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(5) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

(6) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.;

(7) full-time employees of banks that have sales agreements with Capital Client Group, Inc. who are solely dedicated to directly supporting the sale of mutual funds; and

(8) current or former clients of Capital Group Private Client Services and their family members who purchase their shares through Capital Group Private Client Services or American Funds Service Company.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class C shares Class C shares are sold without any initial sales charge. Capital Client Group, Inc. pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

35     The Income Fund of America / Prospectus

Class T shares The initial sales charge you pay each time you buy Class T shares differs depending upon the amount you invest and may be reduced for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested
Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00	2.04
$500,000 but less than $1 million	1.50	1.52
$1 million or more	1.00	1.01

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

Class 529-E and Class F shares Class 529-E and Class F shares (including Class 529-F shares) are sold without any initial or contingent deferred sales charge.

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .60% for Class R-2E shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5E, R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your financial professional for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the “Sales charge reductions and waivers” section of this prospectus. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

The Income Fund of America / Prospectus     36

Sales charge reductions and waivers To receive a reduction in your Class A initial sales charge, you must let your financial professional or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your financial professional or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your financial professional or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in eligible shares of Capital Group Funds. You may need to invest directly through American Funds Service Company in order to receive the sales charge waivers described in this prospectus. Investors should consult their financial intermediary for further information. Certain financial intermediaries that distribute shares of American Funds may impose different sales charge waivers than those described in this prospectus. Such variations in sales charge waivers are described in an appendix to this prospectus titled “Sales charge waivers.” Note that such sales charge waivers and discounts offered through a particular intermediary, as set forth in the appendix to this prospectus, are implemented and administered solely by that intermediary. Please contact the applicable intermediary to ensure that you understand the steps you must take in order to qualify for any available waivers or discounts.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of our website at capitalgroup.com, from the statement of additional information or from your financial professional.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law, your children under the age of 21 or disabled adult dependents covered by ABLE accounts) may combine all of your Capital Group Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their Capital Group Funds investments to reduce Class A sales charges. However, for this purpose, investments representing direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments in Capital Group Funds made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by Capital Client Group, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

37     The Income Fund of America / Prospectus

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by Capital Client Group, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Class A-2 shares of Capital Group KKR Public-Private+ Funds are not eligible for aggregation with shares of the American Funds or Emerging Markets Equities Fund, Inc.

The Income Fund of America / Prospectus     38

Concurrent purchases You may reduce your Class A sales charge by combining simultaneous purchases (including, upon your request, purchases for gifts) of all eligible classes of shares in Capital Group Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all eligible share classes of Capital Group Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial professional or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your Capital Group Funds and applicable American Legacy accounts.

You should retain any records necessary to substantiate the historical amounts you have invested.

39     The Income Fund of America / Prospectus

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention is a nonbinding commitment that allows you to combine all purchases of all eligible Capital Group Funds share classes (excluding American Funds U.S. Government Money Market Fund) that you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans are restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

The statement of intention period starts on the date on which your first purchase made toward satisfying the statement of intention is processed. Your accumulated holdings (as described above under “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the statement of intention period may be credited toward satisfying the statement of intention.

You may revise the commitment you have made in your statement of intention upward at any time during the statement of intention period. If your prior commitment has not been met by the time of the revision, the statement of intention period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised statement of intention. If your prior commitment has been met by the time of the revision, your original statement of intention will be considered met and a new statement of intention will be established.

The statement of intention will be considered completed if the shareholder dies within the 13-month statement of intention period. Commissions to dealers will not be adjusted or paid on the difference between the statement of intention amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a statement of intention, shares equal to 5% of the dollar amount specified in the statement of intention may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified statement of intention period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the statement period will receive a corresponding commission adjustment if appropriate.

The Income Fund of America / Prospectus     40

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

Shareholders purchasing shares at a reduced sales charge under a statement of intention indicate their acceptance of these terms and those in the prospectus with their first purchase.

Reducing your Class T initial sales charge Consistent with the policies described in this prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

Right of reinvestment If you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds or Capital Group KKR Public-Private+ Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds U.S. Government Money Market Fund that are reinvested in other American Funds or Capital Group KKR Public-Private+ Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus. Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this prospectus. Investors should consult their financial intermediary for further information.

41     The Income Fund of America / Prospectus

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A and C shares will be waived in the following cases:

· permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

· tax-free returns of excess contributions to IRAs;

· redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

· in the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies American Funds Service Company of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge; however, redemptions made after American Funds Service Company is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

· for 529 share classes only, redemptions due to a beneficiary’s death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);

· redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document;

· shares redeemed at the discretion of American Funds Service Company for accounts that do not meet the fund’s minimum investment requirements, as described in this prospectus; and

· the following types of transactions, if they do not exceed 12% of the value of an account annually:

— required minimum distributions taken from retirement accounts in accordance with IRS regulations; and

— redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in the statement of additional information). For each AWP payment, assets that are not subject to a contingent deferred sales charge, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a contingent deferred sales charge to cover a particular AWP payment, shares subject to the lowest contingent deferred sales charge will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The Income Fund of America / Prospectus     42

The contingent deferred sales charge on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the contingent deferred sales charge would be outweighed by the cost of applying it.

Contingent deferred sales charge waivers are allowed only in the cases listed here and in the statement of additional information. For example, contingent deferred sales charge waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Commonwealth Savers PlanSM (formerly, Virginia529) as an option for additional investment within CollegeAmerica.

To have your Class A or C contingent deferred sales charge waived, you must inform your financial professional or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

Other sales charge waivers Purchases of Class A shares through a self-clearing broker-dealer firm generally incur a sales charge. However, self-clearing broker-dealer firms may extend the 90 day right of reinvestment to allow reinvestment in Class A shares without a sales charge in cases where fund shareholders request reinvestment of a required minimum distribution from an Individual Retirement Account if such requirement is waived by regulation or legislation (“waived RMD reinvestment”), provided that the self-clearing broker-dealer firm has specific language in this prospectus to such effect. If a self-clearing firm does not have their own policies listed in the prospectus, waived RMD reinvestments are not available without a sales charge. Firm specific language is located in the appendix to the prospectus. A self-clearing broker-dealer firm is a firm that holds some or all of the assets in your account, executes trades for the assets held on its platform internally rather than through the fund’s transfer agent or a third-party clearing firm and provides account statements and tax reporting to you. The largest broker-dealer firms are typically self-clearing. For all other broker-dealer firms, shares purchased through a waived RMD reinvestment are available at net asset value. For accounts held with the fund’s transfer agent, waived RMD reinvestments in Class A shares are not subject to sales charges.

Purchases of Class 529-A shares through (i) a rollover from another 529 plan or (ii) a recontribution of a refunded qualified education expense are not subject to sales charges.

If you have any questions, ask your financial professional whether Class A or 529-A shares purchased through these policies are available without a sales charge. Recontributions or waived RMD investments distributed from Class 529-C or Class C shares will be reinvested in the same share class from which the distribution was made. In addition, any contingent deferred sales charge paid on Class 529-A/Class A and Class 529-C/Class C share distributions under these policies will be credited to your account when reinvested.

Waivers of all or a portion of the contingent deferred sales charge on Class C and 529-C shares and the sales charge on Class A and 529-A shares will be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different share class or (ii) conversions of IRAs from brokerage to advisory accounts investing in Class F shares in

43     The Income Fund of America / Prospectus

cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

Rollovers from CollegeAmerica to Roth IRAs Proceeds of a CollegeAmerica plan account may be rolled over in a direct trustee-to-trustee transfer to the plan beneficiary’s Capital Bank and Trust Roth IRA and invested in Class A shares without a sales charge, provided that such rollover is intended to satisfy the requirements of the Internal Revenue Code. If you hold CollegeAmerica or Roth IRA accounts through a financial intermediary its policies may differ.

Rollovers from retirement plans to IRAs Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Class C shares are not available if the assets are being rolled over from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

· rollovers to IRAs with Capital Bank and Trust Company as custodian if the assets were invested in any fund managed by the investment adviser or its affiliates at the time of distribution;

· rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian;

· rollovers to IRAs with Capital Bank and Trust Company as custodian from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs; and

· rollovers to IRAs with Capital Bank and Trust Company as custodian if at the time of distribution the assets were invested in any fund or account with a name that includes American Funds, Capital Group, or the name of a fund managed by the investment adviser or its affiliates and such fund or account was established pursuant to an agreement with the investment adviser or its affiliates.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

Purchases by SEP plans and SIMPLE IRA plans Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by Capital Client Group, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant

The Income Fund of America / Prospectus     44

accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

Purchases by certain 403(b) plans A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Moving between accounts American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

45     The Income Fund of America / Prospectus

Plans of distribution The fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.25%	Class A shares
0.50%	Class T, F-1, 529-A, 529-T, 529-F-1 and R-4 shares
0.75%	Class 529-E and R-3 shares
0.85%	Class R-2E shares
1.00%	Class C, 529-C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the most recent fiscal year, are indicated in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus. Since these fees are paid out of the fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment. The higher fees for Class C shares may cost you more over time than paying the initial sales charge for Class A or T shares.

The Income Fund of America / Prospectus     46

Other compensation to dealers Capital Client Group, Inc., at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of Capital Client Group, Inc., to no more than the top 60 dealers (or their affiliates) with which it has a substantive distribution relationship involving the sale of American Funds. The amount will be determined using a formula applied consistently to dealers based on their assets under management. The level of payments made to a qualifying firm under the formula will not exceed .035% of eligible American Funds assets attributable to that dealer. Eligible assets are all American Funds assets other than Class R shares, Class F-3 shares, Class F shares held in IRAs and shares held in certain retirement accounts. Dealers may direct Capital Client Group, Inc. to exclude additional assets. In addition to the asset-based payment, Capital Client Group, Inc. provides $5 million to certain firms based on their engagement with Capital Client Group, Inc. and the level of American Funds assets under management at each such firm to recognize the commitment each of those firms has made to collaborating with Capital Client Group, Inc. on achieving advisor training and education objectives. In the prior calendar year, Capital Client Group, Inc. paid this amount to the following firms:

Edward Jones	Morgan Stanley Wealth Management
LPL Financial LLC	Raymond James Group
Merrill Lynch, Pierce, Fenner & Smith	Wells Fargo Advisors

Capital Client Group, Inc. compensates the firms to support various efforts, including, among other things, to:

· help defray the costs incurred by qualifying dealers in connection with efforts to educate financial professionals about American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs;

· help defray the costs associated with the dealer firms’ provision of account related services and activities and support the dealer firms’ distribution activities;

· support meetings, conferences or other training and educational events hosted by the firm, and obtain relevant data regarding financial professional activities to facilitate Capital Client Group, Inc.’s training and education activities; and

· make the American Funds available through firm distribution platforms and related sales infrastructure.

Capital Client Group, Inc. will, on an annual basis, determine the advisability of continuing these payments. Firms receiving additional compensation payments must sign a letter acknowledging the purpose of the payment and generally requiring the firms to (1) perform the due diligence necessary to include American Funds on their platform, (2) not provide financial professionals, branch managers or associated persons with any financial incentives to promote the sales of one approved fund group over another approved group, (3) provide opportunities for their clients to obtain individualized advice, (4) provide Capital Client Group, Inc. broad access to their financial professionals and product platforms and work together on mutual business objectives, and (5) work with the fund’s transfer agent to promote operational efficiencies and to facilitate necessary communication between American Funds and the firm’s clients who own shares of American Funds.

47     The Income Fund of America / Prospectus

Separately, Capital Client Group, Inc. makes payments to certain financial intermediaries and other firms for services including:

· making the American Funds available through firm distribution platforms including self-directed platforms for the public as well as clearing, custody and recordkeeping services for other intermediaries and related sales infrastructure;

· account maintenance and support, statement preparation, transaction processing and operational improvements; and

· training, education and marketing opportunities, support for transaction fees, technology costs and data (including fees to obtain information on financial professionals to better tailor training, education and marketing opportunities).

A list of firms receiving additional compensation (as described above) in an amount exceeding $100,000 in the prior calendar year is included in the statement of additional information.

Capital Client Group, Inc. pays certain recordkeepers for product services, platform consideration, participation at recordkeeper-sponsored events and co-branding and other marketing services. A list of recordkeepers receiving additional compensation (as described above) in an amount exceeding $100,000 in the prior calendar year is included in the statement of additional information.

If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives to investment dealers in differing amounts, dealer firms and their financial professionals may have financial incentives for recommending a particular mutual fund over other mutual funds or investments, creating a potential conflict of interest. You should consult with your financial professional and review carefully any disclosure by your financial professional’s firm as to compensation received.

The Income Fund of America / Prospectus     48

Fund expenses Note that, unless otherwise stated, references to Class A, C, T and F shares in this “Fund expenses” section do not include the corresponding Class 529 shares.

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus.

For all share classes, “Other expenses” items in the Annual Fund Operating Expenses table in this prospectus include fees for administrative services provided by the fund’s investment adviser and its affiliates. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The Administrative Services Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of .05% for all share classes. The fund’s investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets of the fund attributable to Class A, C, T, F, R and 529 shares (which could be increased as noted above) for its provision of administrative services.

The “Other expenses” items in the Annual Fund Operating Expenses table also include custodial, legal and transfer agent (and, if applicable, subtransfer agent/recordkeeping) payments and various other expenses applicable to all share classes.

49     The Income Fund of America / Prospectus

Subtransfer agency and recordkeeping fees Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $18 per account. Although Class F-3 and Class 529-F-3 shares are not subject to any subtransfer agency or recordkeeping fees, Class F-1 and F-2 shares (and the corresponding Class 529 shares) are subject to subtransfer agency fees of up to .12% of fund assets.

For employer-sponsored retirement plans, the amount paid for subtransfer agent/ recordkeeping services varies depending on the share class selected. The table below shows the maximum payments to entities providing these services to retirement plans.

Payments
Class A	0.05% of assets or $12 per participant position*
Class R-1	0.10% of assets
Class R-2	0.35% of assets
Class R-2E	0.20% of assets
Class R-3	0.15% of assets
Class R-4	0.10% of assets
Class R-5E	0.15% of assets
Class R-5	0.05% of assets
Class R-6	none

* Payment amount depends on the date services commenced.

Fee to Commonwealth Savers Plan For Class 529 shares, an expense of up to a maximum of .09% paid to a state or states for oversight and administrative services is included as an “Other expenses” item.

The Income Fund of America / Prospectus     50

Financial highlights The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years (or, if shorter, the period of operations). Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain waivers/reimbursements from Capital Research and Management Company. For more information about these waivers/reimbursements, see the fund’s statement of additional information and Form N-CSR. The information in the Financial Highlights table has been audited by Deloitte & Touche LLP, whose current report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request.

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
7/31/2025	$25.10	$.89	$2.13	$3.02	$(1.00)	$(.56)	$(1.56)	$26.56	12.47%	$80,221.56%				.56%		3.49%
7/31/2024	23.25	.85	1.86	2.71	(.86)	—	(.86)	25.10	12.02	77,534.58				.58		3.66
7/31/2023	23.83	.83	.19	1.02	(.78)	(.82)	(1.60)	23.25	4.45	76,009.57				.57		3.64
7/31/2022	25.92	.81	(1.18)	(.37)	(.74)	(.98)	(1.72)	23.83	(1.60)	78,105.56				.56		3.23
7/31/2021	21.88	.75	4.04	4.79	(.75)	—	(.75)	25.92	22.23	82,740.56				.56		3.11
Class C:
7/31/2025	24.68	.68	2.09	2.77	(.81)	(.56)	(1.37)	26.08	11.60	1,247		1.31		1.31		2.72
7/31/2024	22.87	.66	1.83	2.49	(.68)	—	(.68)	24.68	11.20	1,448		1.32		1.32		2.91
7/31/2023	23.46	.65	.19	.84	(.61)	(.82)	(1.43)	22.87	3.70	1,783		1.32		1.32		2.88
7/31/2022	25.54	.61	(1.16)	(.55)	(.55)	(.98)	(1.53)	23.46	(2.35)	2,236		1.31		1.31		2.46
7/31/2021	21.57	.56	3.98	4.54	(.57)	—	(.57)	25.54	21.31	2,803		1.31		1.31		2.37
Class T:
7/31/2025	25.10	.96	2.12	3.08	(1.06)	(.56)	(1.62)	26.56	12.75 [5]	—	[6]	.31	[5]	.31	[5]	3.74	[5]
7/31/2024	23.25	.91	1.86	2.77	(.92)	—	(.92)	25.10	12.31 [5]	—	[6]	.32	[5]	.32	[5]	3.92	[5]
7/31/2023	23.83	.90	.19	1.09	(.85)	(.82)	(1.67)	23.25	4.77 [5]	—	[6]	.27	[5]	.27	[5]	3.94	[5]
7/31/2022	25.92	.88	(1.19)	(.31)	(.80)	(.98)	(1.78)	23.83	(1.35)[5]	—	[6]	.31	[5]	.31	[5]	3.47	[5]
7/31/2021	21.88	.81	4.04	4.85	(.81)	—	(.81)	25.92	22.52 [5]	—	[6]	.32	[5]	.32	[5]	3.35	[5]

51 The Income Fund of America / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class F-1:
7/31/2025	$25.01	$.87	$2.12	$2.99	$(.98)	$(.56)	$(1.54)	$26.46	12.39%	$2,069.63%		.63%	3.42%
7/31/2024	23.17	.83	1.85	2.68	(.84)	—	(.84)	25.01	11.94	2,075.64		.64	3.60
7/31/2023	23.75	.82	.18	1.00	(.76)	(.82)	(1.58)	23.17	4.39	2,176.63		.63	3.57
7/31/2022	25.84	.79	(1.18)	(.39)	(.72)	(.98)	(1.70)	23.75	(1.68)	2,353.63		.63	3.15
7/31/2021	21.82	.73	4.03	4.76	(.74)	—	(.74)	25.84	22.12	2,683.63		.63	3.06
Class F-2:
7/31/2025	25.07	.94	2.12	3.06	(1.05)	(.56)	(1.61)	26.52	12.66	15,561.37		.37	3.69
7/31/2024	23.22	.90	1.86	2.76	(.91)	—	(.91)	25.07	12.26	13,600.37		.37	3.87
7/31/2023	23.80	.88	.18	1.06	(.82)	(.82)	(1.64)	23.22	4.66	12,954.37		.37	3.84
7/31/2022	25.89	.87	(1.19)	(.32)	(.79)	(.98)	(1.77)	23.80	(1.40)	12,656.36		.36	3.44
7/31/2021	21.86	.80	4.03	4.83	(.80)	—	(.80)	25.89	22.46	12,303.36		.36	3.31
Class F-3:
7/31/2025	25.08	.97	2.13	3.10	(1.08)	(.56)	(1.64)	26.54	12.82	6,148.26		.26	3.80
7/31/2024	23.23	.92	1.86	2.78	(.93)	—	(.93)	25.08	12.38	5,475.27		.27	3.98
7/31/2023	23.81	.90	.19	1.09	(.85)	(.82)	(1.67)	23.23	4.77	5,179.26		.26	3.95
7/31/2022	25.90	.89	(1.18)	(.29)	(.82)	(.98)	(1.80)	23.81	(1.30)	4,840.25		.25	3.54
7/31/2021	21.87	.82	4.04	4.86	(.83)	—	(.83)	25.90	22.57	4,717.26		.26	3.42
Class 529-A:
7/31/2025	25.03	.88	2.11	2.99	(.99)	(.56)	(1.55)	26.47	12.39	1,875.59		.59	3.46
7/31/2024	23.18	.84	1.86	2.70	(.85)	—	(.85)	25.03	12.01	1,834.61		.61	3.63
7/31/2023	23.76	.82	.19	1.01	(.77)	(.82)	(1.59)	23.18	4.42	1,809.61		.61	3.60
7/31/2022	25.85	.80	(1.18)	(.38)	(.73)	(.98)	(1.71)	23.76	(1.64)	1,868.59		.59	3.19
7/31/2021	21.83	.74	4.02	4.76	(.74)	—	(.74)	25.85	22.14	1,987.60		.60	3.07
Class 529-C:
7/31/2025	24.96	.68	2.13	2.81	(.80)	(.56)	(1.36)	26.41	11.57	40	1.35	1.35	2.68
7/31/2024	23.12	.66	1.85	2.51	(.67)	—	(.67)	24.96	11.19	48	1.36	1.36	2.88
7/31/2023	23.70	.64	.19	.83	(.59)	(.82)	(1.41)	23.12	3.62	58	1.38	1.38	2.82
7/31/2022	25.78	.61	(1.18)	(.57)	(.53)	(.98)	(1.51)	23.70	(2.40)	71	1.35	1.35	2.41
7/31/2021	21.76	.56	4.02	4.58	(.56)	—	(.56)	25.78	21.26	94	1.33	1.33	2.34

The Income Fund of America / Prospectus 52

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]		Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-E:
7/31/2025	$24.92	$.82	$2.11	$2.93	$(.93)	$(.56)	$(1.49)	$26.36	12.18%		$53.83%				.83%		3.22%
7/31/2024	23.09	.79	1.84	2.63	(.80)	—	(.80)	24.92	11.71		54.84				.84		3.40
7/31/2023	23.67	.76	.19	.95	(.71)	(.82)	(1.53)	23.09	4.19		54.85				.85		3.36
7/31/2022	25.76	.74	(1.18)	(.44)	(.67)	(.98)	(1.65)	23.67	(1.89)		58.83				.83		2.95
7/31/2021	21.75	.68	4.02	4.70	(.69)	—	(.69)	25.76	21.90		64.83				.83		2.84
Class 529-T:
7/31/2025	25.10	.94	2.13	3.07	(1.05)	(.56)	(1.61)	26.56	12.69	[5]	—	[6]	.37	[5]	.37	[5]	3.69	[5]
7/31/2024	23.25	.90	1.86	2.76	(.91)	—	(.91)	25.10	12.25	[5]	—	[6]	.37	[5]	.37	[5]	3.88	[5]
7/31/2023	23.83	.89	.18	1.07	(.83)	(.82)	(1.65)	23.25	4.71	[5]	—	[6]	.33	[5]	.33	[5]	3.88	[5]
7/31/2022	25.92	.87	(1.19)	(.32)	(.79)	(.98)	(1.77)	23.83	(1.39)[5]		—	[6]	.35	[5]	.35	[5]	3.44	[5]
7/31/2021	21.88	.80	4.04	4.84	(.80)	—	(.80)	25.92	22.47	[5]	—	[6]	.36	[5]	.36	[5]	3.31	[5]
Class 529-F-1:
7/31/2025	25.02	.92	2.11	3.03	(1.03)	(.56)	(1.59)	26.46	12.57	[5]	—	[6]	.43	[5]	.43	[5]	3.62	[5]
7/31/2024	23.17	.88	1.86	2.74	(.89)	—	(.89)	25.02	12.20	[5]	—	[6]	.45	[5]	.45	[5]	3.80	[5]
7/31/2023	23.75	.86	.19	1.05	(.81)	(.82)	(1.63)	23.17	4.60	[5]	—	[6]	.44	[5]	.44	[5]	3.77	[5]
7/31/2022	25.84	.84	(1.18)	(.34)	(.77)	(.98)	(1.75)	23.75	(1.49)[5]		—	[6]	.43	[5]	.43	[5]	3.36	[5]
7/31/2021	21.82	.78	4.03	4.81	(.79)	—	(.79)	25.84	22.40	[5]	—	[6]	.37	[5]	.37	[5]	3.55	[5]
Class 529-F-2:
7/31/2025	25.10	.95	2.13	3.08	(1.06)	(.56)	(1.62)	26.56	12.67		187.35				.35		3.72
7/31/2024	23.25	.90	1.86	2.76	(.91)	—	(.91)	25.10	12.30		159.36				.36		3.88
7/31/2023	23.83	.89	.18	1.07	(.83)	(.82)	(1.65)	23.25	4.68		145.35				.35		3.87
7/31/2022	25.92	.87	(1.19)	(.32)	(.79)	(.98)	(1.77)	23.83	(1.39)		131.35				.35		3.45
7/31/2021[7,8]	21.40	.60	4.54	5.14	(.62)	—	(.62)	25.92	24.24	[9]	125.36			[10]	.36	[10]	3.24	[10]
Class 529-F-3:
7/31/2025	25.10	.97	2.12	3.09	(1.07)	(.56)	(1.63)	26.56	12.76		—	[6]	.31		.31		3.77
7/31/2024	23.25	.91	1.86	2.77	(.92)	—	(.92)	25.10	12.31		—	[6]	.32		.32		3.92
7/31/2023	23.83	.89	.18	1.07	(.83)	(.82)	(1.65)	23.25	4.70		—	[6]	.32		.32		3.88
7/31/2022	25.92	.88	(1.19)	(.31)	(.80)	(.98)	(1.78)	23.83	(1.35)		—	[6]	.31		.31		3.48
7/31/2021[7,8]	21.40	.60	4.55	5.15	(.63)	—	(.63)	25.92	24.28	[9]	—	[6]	.38	[10]	.32	[10]	3.28	[10]

53 The Income Fund of America / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-1:
7/31/2025	$24.90	$.69	$2.10	$2.79	$(.80)	$(.56)	$(1.36)	$26.33	11.57%	$60	1.34%	1.34%	2.71%
7/31/2024	23.07	.67	1.84	2.51	(.68)	—	(.68)	24.90	11.15	63	1.35	1.35	2.88
7/31/2023	23.66	.65	.18	.83	(.60)	(.82)	(1.42)	23.07	3.63	64	1.35	1.35	2.86
7/31/2022	25.73	.61	(1.16)	(.55)	(.54)	(.98)	(1.52)	23.66	(2.33)	68	1.34	1.34	2.44
7/31/2021	21.73	.56	4.01	4.57	(.57)	—	(.57)	25.73	21.26	76	1.34	1.34	2.34
Class R-2:
7/31/2025	24.70	.68	2.09	2.77	(.80)	(.56)	(1.36)	26.11	11.60	338	1.35	1.35	2.70
7/31/2024	22.89	.66	1.83	2.49	(.68)	—	(.68)	24.70	11.16	345	1.35	1.35	2.89
7/31/2023	23.49	.64	.18	.82	(.60)	(.82)	(1.42)	22.89	3.61	353	1.36	1.36	2.85
7/31/2022	25.57	.61	(1.17)	(.56)	(.54)	(.98)	(1.52)	23.49	(2.38)	369	1.34	1.34	2.44
7/31/2021	21.60	.55	3.99	4.54	(.57)	—	(.57)	25.57	21.26	409	1.35	1.35	2.33
Class R-2E:
7/31/2025	25.01	.76	2.11	2.87	(.87)	(.56)	(1.43)	26.45	11.88	41	1.06	1.06	2.99
7/31/2024	23.17	.74	1.84	2.58	(.74)	—	(.74)	25.01	11.47	40	1.07	1.07	3.17
7/31/2023	23.75	.72	.18	.90	(.66)	(.82)	(1.48)	23.17	3.95	36	1.07	1.07	3.14
7/31/2022	25.83	.69	(1.18)	(.49)	(.61)	(.98)	(1.59)	23.75	(2.08)	37	1.05	1.05	2.73
7/31/2021	21.81	.63	4.02	4.65	(.63)	—	(.63)	25.83	21.62	39	1.06	1.06	2.62
Class R-3:
7/31/2025	24.97	.80	2.11	2.91	(.91)	(.56)	(1.47)	26.41	12.08	647.90		.90	3.15
7/31/2024	23.13	.77	1.85	2.62	(.78)	—	(.78)	24.97	11.66	645.91		.91	3.33
7/31/2023	23.72	.75	.18	.93	(.70)	(.82)	(1.52)	23.13	4.07	672.91		.91	3.30
7/31/2022	25.80	.72	(1.17)	(.45)	(.65)	(.98)	(1.63)	23.72	(1.92)	729.90		.90	2.88
7/31/2021	21.79	.66	4.02	4.68	(.67)	—	(.67)	25.80	21.78	824.90		.90	2.78
Class R-4:
7/31/2025	25.04	.88	2.12	3.00	(.99)	(.56)	(1.55)	26.49	12.41	725.61		.61	3.44
7/31/2024	23.19	.84	1.86	2.70	(.85)	—	(.85)	25.04	12.01	756.61		.61	3.63
7/31/2023	23.78	.82	.18	1.00	(.77)	(.82)	(1.59)	23.19	4.37	772.61		.61	3.60
7/31/2022	25.86	.80	(1.17)	(.37)	(.73)	(.98)	(1.71)	23.78	(1.61)	815.60		.60	3.18
7/31/2021	21.84	.74	4.02	4.76	(.74)	—	(.74)	25.86	22.13	940.60		.60	3.07

The Income Fund of America / Prospectus 54

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-5E:
7/31/2025	$25.05	$.93	$2.12	$3.05	$(1.04)	$(.56)	$(1.60)	$26.50	12.63%	$216.41%		.41%	3.65%
7/31/2024	23.20	.89	1.86	2.75	(.90)	—	(.90)	25.05	12.22	196.41		.41	3.83
7/31/2023	23.79	.87	.17	1.04	(.81)	(.82)	(1.63)	23.20	4.58	176.42		.42	3.80
7/31/2022	25.87	.85	(1.17)	(.32)	(.78)	(.98)	(1.76)	23.79	(1.45)	159.40		.40	3.39
7/31/2021	21.85	.80	4.02	4.82	(.80)	—	(.80)	25.87	22.45	162.39		.39	3.25
Class R-5:
7/31/2025	25.10	.96	2.13	3.09	(1.07)	(.56)	(1.63)	26.56	12.77	211.30		.30	3.76
7/31/2024	23.25	.92	1.85	2.77	(.92)	—	(.92)	25.10	12.32	199.31		.31	3.93
7/31/2023	23.83	.89	.18	1.07	(.83)	(.82)	(1.65)	23.25	4.72	198.31		.31	3.89
7/31/2022	25.92	.88	(1.18)	(.30)	(.81)	(.98)	(1.79)	23.83	(1.34)	317.30		.30	3.48
7/31/2021	21.88	.81	4.04	4.85	(.81)	—	(.81)	25.92	22.55	406.30		.30	3.38
Class R-6:
7/31/2025	25.11	.97	2.13	3.10	(1.08)	(.56)	(1.64)	26.57	12.81	24,155.26		.26	3.80
7/31/2024	23.26	.93	1.85	2.78	(.93)	—	(.93)	25.11	12.36	20,949.27		.27	3.98
7/31/2023	23.84	.90	.19	1.09	(.85)	(.82)	(1.67)	23.26	4.77	17,862.26		.26	3.95
7/31/2022	25.93	.89	(1.18)	(.29)	(.82)	(.98)	(1.80)	23.84	(1.29)	16,215.25		.25	3.54
7/31/2021	21.89	.82	4.05	4.87	(.83)	—	(.83)	25.93	22.59	16,144.25		.25	3.42

55 The Income Fund of America / Prospectus

	Year ended July 31,
Portfolio turnover rate for all share classes[11]	2025	2024	2023	2022	2021
Excluding mortgage dollar roll transactions	44%	43%	44%	40%	44%
Including mortgage dollar roll transactions	65%	92%	95%	72%	133%

1 Based on average shares outstanding.

2 Total returns exclude any applicable sales charges, including contingent deferred sales charges.

3 This column reflects the impact of certain waivers and/or reimbursements from Capital Research and Management Company and/or American Funds Service Company, if any.

4 Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.

5 All or a significant portion of assets in this class consisted of seed capital invested by Capital Research and Management Company and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

6 Amount less than $1 million.

7 Based on operations for a period that is less than a full year.

8 Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

9 Not annualized.

10 Annualized.

11 Rates do not include the portfolio activity of Capital Group Central Cash Fund.

The Income Fund of America / Prospectus 56

Appendix

Sales charge waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. Please contact the applicable intermediary with any questions regarding how the intermediary applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. If you change intermediaries after you purchase fund shares, the policies and procedures of the new service provider (either your new intermediary or the fund’s transfer agent) will apply to your account. Those policies may be more or less favorable than those offered by the intermediary through which you purchased your fund shares. You should review any policy differences before changing intermediaries.

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

· Transaction size breakpoints, as described in this prospectus or the SAI

· Rights of accumulation (ROA), as described in this prospectus or the SAI

· Letter of intent, as described in this prospectus or the SAI

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

· Shares purchased by employer-sponsored retirement plans established prior to April 1, 2004 and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs

· Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

· Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus

57     The Income Fund of America / Prospectus

elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

· Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

· Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

· Purchases of Class 529-A shares through a rollover from another 529 plan

· Purchases of Class 529 shares made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

· Redemptions due to death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

· Redemptions made in connection with a return of excess contributions from an IRA account

· Shares purchased through a Right of Reinstatement (as defined above)

· Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

D.A. Davidson & Co. (“D.A. Davidson”)

Front-end sales charge waivers on Class A shares available at D.A. Davidson (effective January 1, 2020)

· Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

· Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

The Income Fund of America / Prospectus     58

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures

· D.A. Davidson has the authority to allow the purchase of Class A shares at net asset value for (1) rollovers to IRAs from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs, (2) rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian, or (3) IRA purchases so long as the proceeds are from the sale of shares from an American Funds Recordkeeper Direct retirement plan, PlanPremier retirement plan or 403(b) plan with Capital Bank and Trust Company as custodian and are used to make a purchase within 60 days of the redemption, if the shares held are ineligible to be rolled over to an IRA

CDSC Waivers on Classes A and C shares available at D.A. Davidson

• Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Edward D. Jones & Co., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of American Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such

59     The Income Fund of America / Prospectus

circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

· Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus

Rights of Accumulation (“ROA”)

· The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of American Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”).  If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge

· The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level

· ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

Letter of Intent (“LOI”)

· Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met

· If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

· Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures

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· Shares purchased in an Edward Jones fee-based program

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

· Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement“):

— The redemption and repurchase occur in the same account

— The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

· Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

· Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

· Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions

· Purchases of Class 529-A shares made for recontribution of refunded amounts

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

· The death or disability of the shareholder

· Systematic withdrawals with up to 10% per year of the account value

· Return of excess contributions from an Individual Retirement Account (IRA)

· Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

· Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

· Shares exchanged in an Edward Jones fee-based program

· Shares acquired through NAV reinstatement

· Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

61     The Income Fund of America / Prospectus

· Initial purchase minimum: $250

· Subsequent purchase minimum: none

Minimum Balances

· Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

— A fee-based account held on an Edward Jones platform

— A 529 account held on an Edward Jones platform

— An account with an active systematic investment plan or LOI

Exchanging Share Classes

· At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund, or Class R-4 shares for retirement plans, so long as the shareholder is eligible to purchase the Class A or R-4 shares pursuant to the prospectus.

Class A Sales Charge Waivers Available Through Farmers Financial Solutions

Farmers Financial Solutions has the authority to either (1) rollover shares from an employer sponsored retirement plan to Class A shares in an Individual Retirement Account (IRA) at net asset value or (2) allow the purchase of Class A shares at net asset value, so long as the proceeds are from the sale of shares from an employer sponsored retirement plan and are used to make a purchase within 60 days of the redemption, if the shares held are ineligible to be rolled over to an IRA.

Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

· Shares acquired through a right of reinstatement

· Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and C shares available at Janney

· Shares sold upon the death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus

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· Shares purchased in connection with a return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus

· Shares sold to pay Janney fees but only if the transaction is initiated by Janney

· Shares acquired through a right of reinstatement

· Shares exchanged into the same share class of a different fund unless otherwise provided in the Prospectus

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

· Breakpoints as described in the fund’s Prospectus

· Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”

JP Morgan Securities LLC

Investors purchasing through JP Morgan Securities LLC may invest in Class 529-A shares at net asset value.

Effective September 29, 2023, if you purchase or hold fund shares through an applicable JP Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of additional information.

Front-end sales charge waivers on Class A shares available at JP Morgan Securities LLC

· Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to JP Morgan Securities LLC’s policies relating to sales load discounts and waivers

· Shares purchased through rights of reinstatement

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased by employees and registered representatives of JP Morgan Securities LLC or its affiliates and their spouse or financial dependent

Class C to Class A share conversion

63     The Income Fund of America / Prospectus

· A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with JP Morgan Securities LLC’s policies and procedures

JP Morgan Securities LLC Class R-4 share employer-sponsored retirement plan eligibility

· Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or 501(c)(3) accounts

CDSC waivers on Class A and Class C shares available at JP Morgan Securities LLC

· Shares sold upon the death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Shares purchased in connection with a return of excess contributions from an IRA account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

· Shares acquired through a right of reinstatement

Front-end load discounts available at JP Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

· Breakpoints as described in the prospectus

· Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at JP Morgan Securities LLC. Eligible fund family assets not held at JP Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets

· Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through JP Morgan Securities LLC, over a 13-month period of time (if applicable)

Merrill Lynch, Pierce, Fenner & Smith (“Merrill Lynch”)

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill Lynch platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill Lynch at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill Lynch representative may ask for reasonable documentation of such facts and Merrill Lynch may condition the granting of a waiver or discount on the timely receipt of such documentation.

The Income Fund of America / Prospectus     64

Additional information on waivers and discounts is available in the Merrill Lynch Sales Load Waiver and Discounts Supplement (the “Merrill Lynch SLWD Supplement") and in the Mutual Fund Investing at Merrill Lynch pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end load waivers available at Merrill Lynch

· Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. Except as provided below, Class A shares are not currently available to new plans described in this waiver. Plans that invested in Class A shares of any of the funds without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge

· Shares purchased through a Merrill Lynch investment advisory program. Class A shares are not currently available in the programs described in this waiver

· Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill Lynch investment advisory program to a Merrill Lynch brokerage account

· Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

· Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill Lynch SLWD Supplement

· Shares purchased by eligible employees of Merrill Lynch or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Lynch Household (as defined in the Merrill Lynch SLWD Supplement)

· Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g., the fund’s officers or trustees)

· Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) waivers on front-end, back-end, and level load shares available at Merrill Lynch

· Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

· Shares sold pursuant to a systematic withdrawal program subject to Merrill Lynch’s maximum systematic withdrawal limits as described in the Merrill Lynch SLWD Supplement

· Shares sold due to return of excess contributions from an IRA account

65     The Income Fund of America / Prospectus

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulations

· Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end load discounts available at Merrill Lynch: breakpoints, rights of accumulation & letters of intent

· Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill Lynch permits to be assessed to a front-end load purchase, as described in the Merrill Lynch SLWD Supplement

· Rights of Accumulation (ROA), as described in the Merrill Lynch SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Lynch Household

· Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill Lynch, in accounts within your Merrill Lynch Household, as further described in the Merrill Lynch SLWD Supplement

CollegeAmerica accounts

If clients establish or hold their CollegeAmerica 529 Plan (Plan) accounts on the Merrill Lynch omnibus platform, the features and policies related to share class sales charges (including contingent deferred sales charges (CDSC), if any), share class sales charge waivers or discounts, letters of intent (LOI) and reinstatement privileges, and Class 529-C share conversion period will be different than referenced in this document and will be governed by the Merrill Lynch 529 Account Unit Class Disclosure and Terms and Conditions (T&Cs) provided to clients by Merrill Lynch prior to establishing their Plan account.

Except as described in this Merrill Lynch specific section of this document and the T&Cs, Merrill Lynch does not offer any initial sales charge discounts, CDSC waivers, LOI or reinstatement privileges in the 529 plans offered on the Merrill Lynch omnibus platform (the “529 Discounts, Waivers and Privileges”). To receive the 529 Discounts, Waivers, and Privileges not offered by Merrill Lynch, clients will have to invest in the Plan directly or through another intermediary.

Before investing in the Plan through Merrill Lynch, clients should consider the potential benefits and importance to them of such 529 Discounts, Waivers, and Privileges.

For additional information on the Discounts, Waivers, and Privileges and Merrill Lynch’s policies, clients are encouraged to contact their financial advisor or refer to the T&C.

If clients establish or hold their Plan accounts on the Merrill Lynch omnibus platform, then the share class (described as unit class in the T&Cs) their account will purchase will generally be based on their eligible assets or meeting other eligibility criteria as set forth in the T&Cs. The Plan offered by Merrill Lynch on its omnibus platform will have two share classes – Class 529-A share and Class 529-C share–each with its own fee and expense structure. Each account will purchase a specific share class when an initial or subsequent contribution is credited to the account. The share class will be automatically determined at the time of the contribution based on the participant’s eligible assets and/or meeting other

The Income Fund of America / Prospectus     66

eligibility criteria. Clients will not be able to select the share class. Among other things, Class 529-C shares will be automatically converted to Class 529-A shares (not subject to an initial sales charge) after four years from their respective dates of purchase. If the Plan permits Class 529-C shares’ conversion sooner than four years, such earlier conversion date will automatically apply.

For additional information, clients are encouraged to contact their financial advisor or refer to the T&Cs.

Morgan Stanley Wealth Management (“Morgan Stanley”)

Morgan Stanley Class A share front-end sales charge waiver

Morgan Stanley clients purchasing or converting to Class A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

· Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

· Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

· Class C (level load) share positions that are no longer subject to a contingent deferred sales charge and are converted to a Class A share in the same fund pursuant to Morgan Stanley’s share class conversion program

· Morgan Stanley, on your behalf, can convert Class F-1 shares to Class A shares without a front-end sales charge if they were initially transferred to the transactional brokerage account or converted from Class C shares

· Shares purchased from the proceeds of redemptions within the same fund family under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales load. This waiver is not available for 529 Plan accounts maintained through Morgan Stanley. Investors wishing to utilize this privilege will need to do so through an account held directly with the Plan or a financial intermediary that supports this feature

· Investors purchasing through a Morgan Stanley self-directed brokerage account and/or E*TRADE from Morgan Stanley may invest in Class A shares without a front-end sales charge

Morgan Stanley clients purchasing or converting to Class 529-A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

· Shares purchased through a rollover from another 529 plan

· Recontribution(s) of a refunded qualified higher education expense

Unless specifically described above, no other front-end load waivers are available to mutual fund purchases by Morgan Stanley clients.

Morgan Stanley Class R-4 share employer-sponsored retirement plan eligibility

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).

67     The Income Fund of America / Prospectus

For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans.

Northwestern Mutual Investment Services, LLC (“NMIS”)

Rights of accumulation on SIMPLE IRAs held at NMIS

Effective March 31, 2022, for SIMPLE IRA plans where the plan is held on the SIMPLE IRA platform at NMIS through its clearing firm, Pershing LLC, each linked participant account will be aggregated at either the plan level or the individual level for rights of accumulation (ROA), depending on which aggregation method results in a greater breakpoint discount on front-end sales charges for the participant.

Class A and C share purchases in owner-only 401(k) plans held at NMIS

For 401(k) plans held at NMIS through its clearing firm, Pershing LLC, that cover only owners and their spouses and are not subject to ERISA, participants may purchase Class A shares with the applicable front-end sales charge or Class C shares with the applicable contingent deferred sales charge, in accordance with NMIS’s share class policies applicable to such plans.

Oppenheimer & Co., Inc. (“OPCO”)

Effective June 1, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at OPCO

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

· Employees and registered representatives of OPCO or its affiliates and their family members

· Directors or trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC waivers on Class A and C shares available at OPCO

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

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· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

· Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

· Shares acquired through a right of reinstatement

Front-end load discounts available at OPCO: breakpoints, rights of accumulation and letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales charge waivers on Classes A and 529-A shares available at Raymond James

· Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

· Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

· A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

· Purchases of Class 529-A shares through a rollover from another 529 plan

CDSC waivers on Classes A and C shares available at Raymond James

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

69     The Income Fund of America / Prospectus

· Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Robert W. Baird & Co. Incorporated (“Baird”)

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares available at Baird

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

· Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

· Shares purchased from the proceeds of redemptions from another fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

· Charitable accounts in a transactional brokerage account at Baird

CDSC waivers on Class A and C shares available at Baird

· Shares sold due to death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Shares bought due to returns of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

· Shares sold to pay Baird fees but only if the transaction is initiated by Baird

· Shares acquired through a right of reinstatement

The Income Fund of America / Prospectus     70

Front-end sales charge discounts available at Baird: breakpoints and/or rights of accumulation

· Breakpoints as described in this prospectus

· Rights of accumulation which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (“Stifel”) and its broker dealer affiliates

Effective September 27, 2024, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI.

Class A Shares

As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

· Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the American Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A money market funds not assessed a sales charge. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets

· The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level

Front-end sales charge waivers on Class A shares available at Stifel

Sales charges may be waived for the following shareholders and in the following situations:

· Class C shares that have been held for more than seven (7) years may be converted to Class A or other Front-end share class(es) of the same fund pursuant to Stifel's policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply

· Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel

· Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family

71     The Income Fund of America / Prospectus

· Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e., systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel’s account maintenance fees are not eligible for rights of reinstatement

· Shares from rollovers into Stifel custodied IRA from retirement plans

· Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

· Purchases of Class 529-A shares through a rollover from another 529 plan

· Purchases of Class 529-A shares made for reinvestment of refunded amounts

CDSC Waivers on Class A and C Shares

· Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary

· Shares sold as part of a systematic withdrawal plan not to exceed 12% annually

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

· Shares acquired through a right of reinstatement

· Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel

Share Class Conversions in Advisory Accounts

Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

U.S. Bancorp Investments, Inc.

Class C to Class A share conversions at U.S. Bancorp Investments, Inc.

Effective November 30, 2020, a shareholder in the fund’s Class C shares will have their shares systematically converted at net asset value to Class A shares of the same fund in the month of the six-year anniversary of the purchase date, if the shares are no longer subject to a CDSC and the conversion is consistent with U.S. Bancorp Investments, Inc. share class exchange policy. This policy does not apply to accounts held with the fund’s transfer agent. Accounts held with the fund’s transfer agent will convert pursuant to the fund’s policy described in this prospectus.

The Income Fund of America / Prospectus     72

For shareholder services and 24-hour information	American Funds Service Company (800) 421-4225 capitalgroup.com For Class R share information, visit AmericanFundsRetirement.com
For retirement plan services	Call your employer or plan administrator
For 529 plans	American Funds Service Company (800) 421-4225, ext. 529
Telephone calls you have with Capital Group may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to Capital Group on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail. Liability is not limited as a result of any material misstatement or omission introduced in the translation.

Annual/Semi-annual report to shareholders and Form N-CSR Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in the Form N-CSR on file with the U.S. Securities and Exchange Commission (“SEC”). In the fund’s annual report, you will find a summary discussion of the key market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semi-annual financial statements.

Program description The CollegeAmerica 529 program description contains additional information about the policies and services related to 529 plan accounts.

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the SEC. These and other related materials about the fund are available for review on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov. The codes of ethics, current SAI, shareholder reports and other information such as the fund’s financial statements are also available, free of charge, on our website, capitalgroup.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, capitalgroup.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (800) 421-4225 or write to the secretary of the fund at 6455 Irvine Center Drive, Irvine, California 92618.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

MFGEPRX-006-1025P Litho in USA CGD/TM/8013 Investment Company File No. 811-01880

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	COURTNEY R. TAYLOR
COURTNEY R. TAYLOR
SECRETARY

The Income Fund of America®

Part B
Statement of Additional Information

October 1, 2025

This document is not a prospectus but should be read in conjunction with the current prospectus of The Income Fund of America (the “fund”) dated October 1, 2025. You may obtain a prospectus from your financial professional, by calling American Funds Service Company® at (800) 421-4225 or by writing to the fund at the following address:

The Income Fund of America
Attention: Secretary

6455 Irvine Center Drive
Irvine, California 92618

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial professional, investment dealer, plan recordkeeper or employer for more information.

Class A	AMECX	Class 529-A	CIMAX	Class R-1	RIDAX
Class C	IFACX	Class 529-C	CIMCX	Class R-2	RIDBX
Class T	TIAFX	Class 529-E	CIMEX	Class R-2E	RIEBX
Class F-1	IFAFX	Class 529-T	TFAAX	Class R-3	RIDCX
Class F-2	AMEFX	Class 529-F-1	CIMFX	Class R-4	RIDEX
Class F-3	FIFAX	Class 529-F-2	FAIFX	Class R-5E	RIDHX
		Class 529-F-3	FFIFX	Class R-5	RIDFX
				Class R-6	RIDGX

Table of Contents

Item	Page no.

Certain investment limitations and guidelines	2
Description of certain securities, investment techniques and risks	4
Fund policies	37
Management of the fund	39
Execution of portfolio transactions	69
Disclosure of portfolio holdings	73
Price of shares	75
Taxes and distributions	78
Purchase and exchange of shares	82
Sales charges	87
Sales charge reductions and waivers	90
Selling shares	95
Shareholder account services and privileges	96
General information	99
Appendix	110

Investment portfolio
Financial statements

The Income Fund of America — Page 1

Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Income-producing securities

· The fund will invest at least 65% of its assets in income-producing securities.

Equity securities

· The fund will generally invest at least 60% of its assets in equity securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. At times the fund may be substantially invested in equity or debt securities (i.e., more than 60%) or may be solely invested in equity or debt securities (i.e., 100%).

Debt instruments

· The fund may invest up to 20% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser.

· The fund currently intends to consider the ratings from Moody’s Investors Service, S&P Global Ratings and Fitch Ratings. If agency ratings of a security differ, the security will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

Investing outside the United States

· The fund may invest up to 30% of its assets in equity securities of issuers domiciled outside the United States.

· The fund may invest up to 10% of its assets in debt securities tied economically to countries outside the United States (must be U.S. dollar denominated).

· For purposes of determining whether an investment is made in a particular country or geographic region, the fund’s investment adviser will generally look to the domicile of the issuer in the case of equity securities or to the country to which the security is tied economically in the case of debt securities. In doing so, the fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including when relevant data is unavailable or the nature of a holding warrants special considerations), the adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.

The Income Fund of America — Page 2

* * * * * *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

The Income Fund of America — Page 3

Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks.”

Market conditions – The value of, and the income generated by, the securities in which the fund invests may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, trading and tariff arrangements, social unrest, natural disasters, the spread of infectious illness or other public health threats, or bank failures could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The fund could be negatively impacted if the value of a portfolio holding were harmed by such conditions or events.

Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, bank failures or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the fund’s investments and operation of the fund. These events could disrupt businesses that are integral to the fund’s operations or impair the ability of employees of fund service providers to perform essential tasks on behalf of the fund.

Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs and significantly lower interest rates. These actions have resulted in significant expansion of public debt and may result in greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks and may also include securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

The Income Fund of America — Page 4

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss. To the extent the fund invests in income-oriented, equity-type securities, income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in smaller capitalization stocks — The fund may invest in the stocks of smaller capitalization companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be less liquid or illiquid (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Debt instruments — Debt securities, also known as “fixed income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of countries, particularly emerging markets, also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are

The Income Fund of America — Page 5

highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. As discussed under “Market conditions” above in this statement of additional information, governments and quasi-governmental authorities may take actions to support local and global economies and financial markets during periods of economic crisis, including direct capital infusions into companies, new monetary programs and significantly lower interest rates. Such actions may expose fixed income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the appendix to this statement of additional information for more information about credit ratings.

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays

The Income Fund of America — Page 6

dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by the fund is called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

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Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls, sanctions, or punitive taxes that could adversely impact the value of these securities. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could

The Income Fund of America — Page 8

adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

In countries where direct foreign investment is limited or prohibited, the fund may invest in operating companies based in such countries through an offshore intermediary entity that, based on contractual agreements, seeks to replicate the rights and obligations of direct equity ownership in such operating company. Because the contractual arrangements do not in fact bestow the fund with actual equity ownership in the operating company, these investment structures may limit the fund’s rights as an investor and create significant additional risks. For example, local government authorities may determine that such structures do not comply with applicable laws and regulations, including those relating to restrictions on foreign ownership. In such event, the intermediary entity and/or the operating company may be subject to penalties, revocation of business and operating licenses or forfeiture of foreign ownership interests, and the fund’s economic interests in the underlying operating company and its rights as an investor may not be recognized, resulting in a loss to the fund and its shareholders. In addition, exerting control through contractual arrangements may be less effective than direct equity ownership, and a company may incur substantial costs to enforce the terms of such arrangements, including those relating to the distribution of the funds among the entities. These special investment structures may also be disregarded for tax purposes by local tax authorities, resulting in increased tax liabilities, and the fund’s control over – and distributions due from – such structures may be jeopardized if the individuals who hold the equity interest in such structures breach the terms of the agreements. While these structures may be widely used to circumvent limits on foreign ownership in certain jurisdictions, there is no assurance that they will be upheld by local regulatory authorities or that disputes regarding the same will be resolved consistently.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.” For example, the investment adviser currently expects that most countries not designated as developed markets by MSCI Inc. (“MSCI”) will be treated as emerging markets for equity securities, and that most countries designated as emerging markets by J.P. Morgan or, if not available, Bloomberg will be treated as emerging markets for debt securities.

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase

The Income Fund of America — Page 9

and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation, governmental restrictions that limit or otherwise delay the fund's ability to convert or repatriate currencies and currency devaluations.

Government regulation — Certain emerging markets lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and may not honor legal rights or protections enjoyed by investors in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging markets. While the fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the fund if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging markets, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed and regulated than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in emerging markets are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through which the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in emerging markets frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

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Limited market information — The fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. For example, due to jurisdictional limitations, the Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. reporting companies, may be unable to inspect the audit work and practices of PCAOB-registered auditing firms in certain emerging markets. As a result, there is greater risk that financial records and information relating to an issuer’s operations in emerging markets will be incomplete or misleading, which may negatively impact the fund’s investments in such company. When faced with limited market information, the fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency or accuracy of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by the fund varies among emerging markets and, in some cases, is comparatively high. In addition, emerging markets typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

Remedies — Emerging markets may offer less protection to investors than U.S. markets and, in the event of investor harm, there may be substantially less recourse available to the fund and its shareholders. In addition, as a matter of law or practicality, the fund and its shareholders - as well as U.S. regulators - may encounter substantial difficulties in obtaining and enforcing judgments and other actions against non-U.S. individuals and companies.

Synthetic local access instruments — Participation notes, market access warrants and other similar structured investment vehicles (collectively, “synthetic local access instruments”) are instruments used by investors to obtain exposure to equity investments in local markets where direct ownership by foreign investors is not permitted or is otherwise restricted by local law. Synthetic local access instruments, which are generally structured and sold over-the-counter by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market, are designed to replicate exposure to one or more underlying equity securities. The price and performance of a synthetic local access instrument are normally intended to track the price and performance of the underlying equity assets as closely as possible. However, there can be no assurance that the results of synthetic local access instruments will replicate exactly the performance of the underlying securities due to transaction costs, taxes and other fees and expenses. The holder of a synthetic local access instrument may also be entitled to receive any dividends paid in connection with the underlying equity assets, but usually does not receive voting rights as it would if such holder directly owned the underlying assets.

Investments in synthetic local access instruments involve the same risks associated with a direct investment in the shares of the companies the instruments seek to replicate, including, in particular, the risks associated with investing outside the United States. Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. For instance, synthetic local access instruments represent unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a synthetic local access instrument relies on the creditworthiness of such a bank or broker-dealer counterparty and has no rights under the instrument against the issuer of the underlying equity securities. Additionally, there is no guarantee that a liquid market for a synthetic local access

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instrument will exist or that the issuer of the instrument will be willing to repurchase the instrument when an investor wishes to sell it.

Depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. The fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

Currency transactions — The fund may enter into currency transactions on a spot (i.e., cash) basis at the prevailing rate in the currency exchange market to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, the fund may enter into forward currency contracts and may purchase and sell options on currencies to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Some forward currency contracts, called non-deliverable forwards or NDFs, do not call for physical delivery of the currency and are instead settled through cash payments. Forward currency contracts are typically privately negotiated and traded in the interbank market between large commercial banks (or other currency traders) and their customers. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell a non-U.S. currency against another non-U.S. currency.

The fund may also purchase or write put and call options on foreign currencies on exchanges or in the over-the-counter (“OTC”) market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options, to the extent not exercised, will expire and the fund, as the purchaser, would experience a loss to the extent of the premium paid for the option. Instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the fund could write a put option on the relevant currency, which, if exchange rates move in the manner projected, will expire unexercised and allow the fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, writing a currency option will provide a hedge only up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to

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forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates. OTC options are bilateral contracts that are individually negotiated and they are generally less liquid than exchange-traded options. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty, whereas for exchange-traded options, credit risk is mutualized through the involvement of the applicable clearing house. Currency options traded on exchanges may be subject to position limits, which may limit the ability of the fund to reduce currency risk using such options. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, substantial price and rate movements may take place in the currency markets that cannot be reflected in the U.S. options markets. See also “Options” for a general description of investment techniques and risks relating to options.

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates, as well as foreign currency transactions, can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such intervention or other events could prevent the fund from entering into foreign currency transactions, force the fund to exit such transactions at an unfavorable time or price or result in penalties to the fund, any of which may result in losses to the fund.

Generally, the fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

The realization of gains or losses on foreign currency transactions will usually be a function of the investment adviser’s ability to accurately estimate currency market movements. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases the fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the fund may incur a loss. In addition, while entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. See also the “Derivatives” section under "Description of certain securities, investment techniques and risks" for a general description of investment techniques and risks relating to derivatives, including certain currency forwards and currency options.

Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause the fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. Forward currency contracts are considered derivatives. Accordingly, under the SEC’s rule applicable to the fund’s use of derivatives, a fund’s obligations with respect to these instruments will depend on the fund’s aggregate usage of and exposure to derivatives, and the fund’s usage of forward currency contracts is subject to written policies and procedures reasonably designed to manage the fund’s derivatives risk.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the

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application of the mark-to-market provisions of the Internal Revenue Code of 1986 as amended (the "Code") and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund.

Indirect exposure to cryptocurrencies – Cryptocurrencies are currencies which exist in a digital form and may act as a store of wealth, a medium of exchange or an investment asset. There are thousands of cryptocurrencies, such as bitcoin. Although the fund has no current intention of directly investing in cryptocurrencies, some issuers have begun to accept cryptocurrency for payment of services, use cryptocurrencies as reserve assets or invest in cryptocurrencies, and the fund may invest in securities of such issuers. The fund may also invest in securities of issuers which provide cryptocurrency-related services.

Cryptocurrencies are subject to fluctuations in value. Cryptocurrencies are not backed by any government, corporation or other identified body. Rather, the value of a cryptocurrency is determined by other factors, such as the perceived future prospects or the supply and demand for such cryptocurrency in the global market for the trading of cryptocurrency. Such trading markets are unregulated and may be more exposed to operational or technical issues as well as fraud or manipulation in comparison to established, regulated exchanges for securities, derivatives and traditional currencies. The value of a cryptocurrency may decline precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a loss of confidence in its network or a change in user preference to other cryptocurrencies. An issuer that owns cryptocurrencies may experience custody issues, and may lose its cryptocurrency holdings through theft, hacking, or technical glitches in the applicable blockchain. The fund may experience losses as a result of the decline in value of its securities of issuers that own cryptocurrencies or which provide cryptocurrency-related services. If an issuer that owns cryptocurrencies intends to pay a dividend using such holdings or to otherwise make a distribution of such holdings to its stockholders, such dividends or distributions may face regulatory, operational and technical issues.

Factors affecting the further development of cryptocurrency include, but are not limited to: continued worldwide growth of, or possible cessation of or reversal in, the adoption and use of cryptocurrencies and other digital assets; the developing regulatory environment relating to cryptocurrencies, including the characterization of cryptocurrencies as currencies, commodities, or securities, the tax treatment of cryptocurrencies, and government and quasi-government regulation or restrictions on, or regulation of access to and operation of, cryptocurrency networks and the exchanges on which cryptocurrencies trade, including anti-money laundering regulations and requirements; perceptions regarding the environmental impact of a cryptocurrency; changes in consumer demographics and public preferences; general economic conditions; maintenance and development of open-source software protocols; the availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage and/or value of, other cryptocurrencies.

Derivatives — In pursuing its investment objective(s), the fund may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. In addition to investing in forward currency contracts and currency options, as described under “Currency transactions,” the fund may take positions in futures contracts and options on futures contracts and swaps, each of which is a derivative instrument described in greater detail below.

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Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the over-the-counter (“OTC”) market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives — regardless of the manner in which they trade or their relative complexities — entail certain risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.

As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by the fund as a result of the failure of the fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of — and, in effect, the return on — the instrument may be dependent on both the individual credit of the fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the fund’s investment in a derivative instrument may result in losses. Further, if a fund’s counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor and delay or impede the fund’s ability to receive the net amount of payments that it is contractually entitled to receive. Derivative instruments are subject to additional risks, including operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

The value of some derivative instruments in which the fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the fund’s other investments, the ability of the fund to successfully utilize such derivative instruments may depend in part upon the ability of the fund’s investment adviser to accurately forecast interest rates and other economic factors. The success of the fund’s derivative investment strategy will also depend on the investment adviser’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if the investment adviser incorrectly predicts the impact of developments on a derivative instrument, the fund could suffer losses.

Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative, including swaps and OTC options) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately-negotiated OTC derivatives, the fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the fund’s derivative positions, the fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund.

Because certain derivative instruments may obligate the fund to make one or more potential future payments, which could significantly exceed the value of the fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the size of the fund’s investment in the

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instrument. When a fund leverages its portfolio, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.

The fund’s compliance with the SEC’s rule applicable to the fund’s use of derivatives may limit the ability of the fund to use derivatives as part of its investment strategy. The rule requires that a fund that uses derivatives in more than a limited manner, which is currently the case for the fund, adopt a derivatives risk management program, appoint a derivatives risk manager and comply with an outer limit on leverage based on value at risk, or “VaR”. VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon (i.e., 20 trading days) and at a specified confidence level (i.e., 99%). VaR will not provide, and is not intended to provide, an estimate of an instrument’s or portfolio’s maximum potential loss amount. For example, a VaR of 5% with a specified confidence level of 99% would mean that a VaR model estimates that 99% of the time a fund would not be expected to lose more than 5% of its total assets over the given time period. However, 1% of the time, the fund would be expected to lose more than 5% of its total assets, and in such a scenario the VaR model does not provide an estimate of the extent of this potential loss. The derivatives rule may not be effective in limiting the fund’s risk of loss, as measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the fund’s derivatives or other investments. A fund is generally required to satisfy the rule’s outer limit on leverage by limiting the fund’s VaR to 200% of the VaR of a designated reference portfolio that does not utilize derivatives each business day. If a fund does not have an appropriate designated reference portfolio in light of the fund’s investments, investment objectives and strategy, a fund must satisfy the rule’s outer limit on leverage by limiting the fund’s VaR to 20% of the value of the fund’s net assets each business day.

Options — The fund may invest in option contracts, including options on futures and options on currencies, as described in more detail under “Futures and Options on Futures” and “Currency Transactions,” respectively. An option contract is a contract that gives the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the instrument underlying the option) at a specified exercise price. The writer of an option on a security has the obligation, upon exercise of the option, to cash settle or deliver the underlying currency or instrument upon payment of the exercise price (in the case of a call) or to cash settle or take delivery of the underlying currency or instrument and pay the exercise price (in the case of a put).

By purchasing a put option, the fund obtains the right (but not the obligation) to sell the currency or instrument underlying the option (or to deliver the cash value of the instrument underlying the option) at a specified exercise price, which is also referred to as the strike price. In return for this right, the fund pays the current market price, or the option premium, for the option. The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire amount of the option premium paid. If the option is exercised, the fund completes the sale of the underlying instrument (or cash settles) at the strike price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

As a buyer of a put option, the fund can expect to realize a gain if the price of the underlying currency or instrument falls substantially. However, if the price of the underlying currency or instrument does not fall enough to offset the cost of purchasing the option, the fund can expect to suffer a loss, albeit a loss limited to the amount of the option premium plus any applicable transaction costs.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying currency or instrument (or cash settle) at the specified strike price. The

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buyer of a call option typically attempts to participate in potential price increases of the underlying currency or instrument with risk limited to the cost of the option if the price of the underlying currency or instrument falls. At the same time, the call option buyer can expect to suffer a loss if the price of the underlying currency or instrument does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option purchaser. In return for receipt of the option premium, the writer assumes the obligation to pay or receive the strike price for the option’s underlying currency or instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by entering into opposing close-out transactions in advance of the option expiration date. If the market for the relevant put option is not liquid, however, the writer must be prepared to pay the strike price while the option is outstanding, regardless of price changes.

If the price of the underlying currency or instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying currency or instrument remains the same over time, it is likely that the writer would also profit because it should be able to close out the option at a lower price. This is because an option’s value decreases with time as the currency or instrument approaches its expiration date. If the price of the underlying currency or instrument falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying currency or instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to, upon exercise of the option, deliver the option’s underlying currency or instrument in return for the strike price or to make a net cash settlement payment, as applicable. The characteristics of writing call options are similar to those of writing put options, except that writing call options is generally a profitable strategy if prices remain the same or fall. The potential gain for the option seller in such a transaction would be capped at the premium received.

Several risks are associated with transactions in options on currencies, securities and other instruments (referred to as the “underlying instruments”). For example, there may be significant differences between the underlying instruments and options markets that could result in an imperfect correlation between these markets, which could cause a given transaction not to achieve its objectives. When a put or call option on a particular underlying instrument is purchased to hedge against price movements in a related underlying instrument, for example, the price to close out the put or call option may move more or less than the price of the related underlying instrument.

Options prices can diverge from the prices of their underlying instruments for a number of reasons. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in the volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices in the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the markets for the underlying instruments, from structural differences in how options and underlying instruments are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options contracts with a greater or lesser value than the underlying instruments it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the underlying instruments, although this may not be successful. If price changes in the fund’s options positions are less correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

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There is no assurance that a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volumes and liquidity if their strike prices are not close to the current prices of the underlying instruments. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or to close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require the fund to hold a position until delivery or expiration regardless of changes in its value.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, in order to adjust the risk and return profile of the fund’s overall position. For example, purchasing a put option and writing a call option on the same underlying instrument could construct a combined position with risk and return characteristics similar to selling a futures contract (but with leverage embedded). Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price to reduce the risk of the written call option in the event of a substantial price increase. Because such combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Futures and options on futures — The fund may enter into futures contracts and options on futures contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price on or before the specified expiration date. Futures contracts and options on futures contracts are standardized, exchange-traded contracts, and, when such contracts are bought or sold, the fund will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the fund purchases or sells a security, such as a stock or bond, no price is paid or received by the fund upon the purchase or sale of a futures contract. When the fund enters into a futures contract, the fund is required to deposit with its futures broker, known as a futures commission merchant (“FCM”), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the fund but is instead a settlement between the fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the fund will mark-to-market its open futures positions. A fund is also required to deposit and maintain margin with an FCM with respect to put and call options on futures contracts written by the fund. Such margin deposits will vary depending on the nature of the underlying futures contract (and related initial margin requirements), the current market value of the option, and other futures positions held by the fund. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the fund.

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When the fund invests in futures contracts and options on futures contracts and deposits margin with an FCM, the fund becomes subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the fund, will be used to cover a loss caused by a different defaulting customer. Applicable Commodity Futures Trading Commission (“CFTC”) rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable CFTC rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is less, the fund realizes a loss.

The fund may purchase and write call and put options on futures. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract, and the writer is assigned the opposite short position. The opposite is true in the case of a put option. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option. See also “Options” above for a general description of investment techniques and risks relating to options.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the fund had purchased the reference asset directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

There is no assurance that a liquid market will exist for any particular futures or futures options contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is

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reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the fund may be prevented from promptly liquidating unfavorable futures positions and the fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the fund to substantial losses. Additionally, the fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the fund would remain obligated to meet margin requirements until the position is cleared. As a result, the fund’s access to other assets posted as margin for its futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures and futures options contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures or futures options contract traded outside the United States may also involve the risk of foreign currency fluctuations.

Swaps — The fund may enter into swaps, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return.

Swaps can be traded on a swap execution facility (“SEF”) and cleared through a central clearinghouse (cleared), traded OTC and cleared, or traded bilaterally and not cleared. For example, standardized interest rate swaps and standardized credit default swap indices are traded on SEFs and cleared. Other forms of swaps, such as total return swaps and certain types of interest rate swaps and credit default swap indices are entered into on a bilateral basis. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swaps, the fund will enter into swaps only with counterparties that meet certain credit standards and have agreed to specific collateralization procedures; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap or declares bankruptcy, the fund may lose any amount it expected to receive from the counterparty. In addition, bilateral swaps are subject to certain regulatory margin requirements that mandate the posting and collection of minimum margin amounts, which may result in the fund and its counterparties posting higher margin amounts for bilateral swaps than would otherwise be the case.

The term of a swap can be days, months or years and certain swaps may be less liquid than others. If a swap is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Swaps can take different forms. The fund may enter into the following types of swaps:

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Interest rate swaps — The fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (“SOFR”), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap is generally equal to the net amount to be paid or received under the swap based on the relative value of the position held by each party.

In addition to the risks of entering into swaps discussed above, the use of interest rate swaps involves the risk of losses if interest rates change.

Total return swaps — The fund may enter into total return swaps in order to gain exposure to a market or security without owning or taking physical custody of such security or investing directly in such market. A total return swap is an agreement in which one party agrees to make periodic payments to the other party based on the change in market value of the assets underlying the contract during the specified term in exchange for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. The asset underlying the contract may be a single security, a basket of securities or a securities index. Like other swaps, the use of total return swaps involves certain risks, including potential losses if a counterparty defaults on its payment obligations to the fund or the underlying assets do not perform as anticipated. There is no guarantee that entering into a total return swap will deliver returns in excess of the interest costs involved and, accordingly, the fund’s performance may be lower than would have been achieved by investing directly in the underlying assets.

Credit default swap indices — In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, the fund may invest in credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”). Additionally, in order to assume exposure to the commercial mortgage-backed security sector or to hedge against existing credit and market risks within such sector, the fund may invest in mortgage-backed security credit default swap indices, including the CMBX index (collectively referred to as “CMBXIs”).

A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. A CMBXI is a tradeable index referencing a basket of commercial mortgage-backed securities. In a typical CDSI or CMBXI transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits. Also, if a restructuring credit event occurs in an iTraxx index,

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the fund as protection buyer may receive a single name credit default swap (“CDS”) representing the relevant constituent.

The fund may enter into a CDSI or CMBXI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap.

The use of CDSI or CMBXI, like all other swaps, is subject to certain risks, including the risk that the fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the fund might have may be subject to applicable bankruptcy laws, which could delay or limit the fund’s recovery. Thus, if the fund’s counterparty to a CDSI or CMBXI transaction defaults on its obligation to make payments thereunder, the fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays.

Additionally, when the fund invests in a CDSI or CMBXI as a protection seller, the fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If the investment adviser to the fund does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDSI or CMBXI is based, the investment could result in losses to the fund.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality.

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the U.S. Department of Veterans Affairs (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank of the United States (“Exim Bank”), the U.S. International Development Finance Corporation (“DFC”), the Commodity Credit Corporation (“CCC”) and the U.S. Small Business Administration (“SBA”).

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Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, among other things, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter). However, from time to time, a high national debt level, and uncertainty regarding negotiations to increase the U.S. government’s debt ceiling and periodic legislation to fund the government, could increase the risk that the U.S. government may default on its obligations and/or lead to a downgrade of the credit rating of the U.S. government. Such an event could adversely affect the value of investments in securities backed by the full faith and credit of the U.S. government, cause the fund to suffer losses and lead to significant disruptions in U.S. and global markets. Regulatory or market changes or conditions could increase demand for U.S. government securities and affect the availability of such instruments for investment and the fund's ability to pursue its investment strategies.

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

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Pass-through securities — The fund may invest in various debt obligations backed by pools of mortgages, corporate loans or other assets including, but not limited to, residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. The risks of an investment in these obligations depend in part on the type of the collateral securing the obligations and the class of the instrument in which the fund invests. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit

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greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

Collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs) — A CBO is a trust typically backed by a diversified pool of fixed-income securities, which may include high risk, lower rated securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including lower rated loans. CBOs and CLOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest and highest yielding portion is the “equity” tranche which bears the bulk of any default by the bonds or loans in the trust and is constructed to protect the other, more senior tranches from default. Since they are partially protected from defaults, the more senior tranches typically have higher ratings and lower yields than the underlying securities in the trust and can be rated investment grade. Despite the protection from the equity tranche, the more senior tranches can still experience substantial losses due to actual defaults of the underlying assets, increased sensitivity to defaults due to impairment of the collateral or the more junior tranches, market anticipation of defaults, as well as potential general aversions to CBO or CLO securities as a class. Normally, these securities are privately offered and sold, and thus, are not registered under the securities laws. CBOs and CLOs may be less liquid, may exhibit greater price volatility and may be more difficult to value than other securities.

“IOs” and “POs” are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

Municipal bonds — Municipal bonds are debt obligations that are exempt from federal, state and/or local income taxes. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in

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leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

Equity-linked notes — The fund may purchase equity-linked notes to enhance the current income of its portfolio. Equity-linked notes are hybrid instruments that are specially designed to combine the characteristics of one or more reference securities — usually a single stock, a stock index or a basket of stocks — and a related equity derivative, such as a put or call option, in a single note form. For example, an equity-linked note that refers to the stock of an issuer may be the economic equivalent of holding a position in that stock and simultaneously selling a call option on that stock with a strike price greater than the current stock price. The holder of the note would be exposed to decreases in the price of the equity to the same extent as if it held the equity directly. However, if the stock appreciated in value, the noteholder would only benefit from stock price increases up to the strike price (i.e., the point at which the holder of the call option would be expected to exercise its right to buy the underlying stock). Additionally, the terms of an equity-linked note may provide for periodic interest payments to holders at either a fixed or floating rate.

As described in the example above, the return on an equity-linked note is generally tied to the performance of the underlying reference security or securities. In addition to any interest payments made during the term of the note, at maturity, the noteholder usually receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, the maximum principal amount to be repaid on the equity-linked note may be capped. For example, in consideration for greater current income or yield, a noteholder may forego its participation in the capital appreciation of the underlying equity assets above a predetermined price limit. Alternatively, if the linked securities have depreciated in value, or if their price fluctuates outside of a preset range, the noteholder may receive only the principal amount of the note, or may lose the principal invested in the equity-linked note entirely.

The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by the fund is similar to the risk involved in the purchase of the underlying linked securities. However, the value of an equity-linked note is also dependent on the individual credit of the issuer of the note, which, in the case of an unsecured note, will generally be a major financial institution, and, in the case of a collateralized note,

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will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. An investment in an equity-linked note bears the risk that the issuer of the note will default or become bankrupt. In such an event, the fund may have difficulty being repaid, or may fail to be repaid, the principal amount of, or income from, its investment. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note. However, depending on the law of the jurisdictions in which an issuer is organized and in which the note is issued, in the event of default, the fund may incur substantial expenses in seeking recovery under an equity-linked note, and may have limited legal recourse in attempting to do so.

Equity-linked notes are often privately placed and may not be rated, in which case the fund will be more dependent than would otherwise be the case on the ability of the investment adviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The fund’s successful use of equity-linked notes will usually depend on the investment adviser’s ability to accurately forecast movements in the prices of the underlying securities. Should the prices of the underlying securities move in an unexpected manner, or should the structure of a note respond to market conditions differently than anticipated, the fund may not achieve the anticipated benefits of the investment in the equity-linked note, and the fund may realize losses, which could be significant and could include the fund’s entire principal investment in the note.

Equity-linked notes are generally designed for the over-the-counter institutional investment market, and the secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the fund to accurately value and/or sell the equity-linked notes in its portfolio.

Real estate investment trusts — Real estate investment trusts ("REITs"), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Inflation-linked bonds — The fund may invest in inflation-linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation-linked security that is issued by the U.S. Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid

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on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

Other non-U.S. sovereign governments also issue inflation-linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation-linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation-linked securities are currently the largest part of the inflation-linked market, the fund may invest in corporate inflation-linked securities.

The value of inflation-linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked securities. There can be no assurance, however, that the value of inflation-linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation-linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation-linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation-linked securities currently available for the fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Reinsurance related notes and bonds — The fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by the investment adviser or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less.

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Commercial paper — The fund may purchase commercial paper. Commercial paper refers to short-term promissory notes issued by a corporation to finance its current operations. Such securities normally have maturities of thirteen months or less and, though commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. As a result, investment in commercial paper is subject to rollover risk, or the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment makes it less susceptible to volatility than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.

Commercial paper in which the fund may invest includes commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). Section 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of Section 4(a)(2) commercial paper is limited to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Technically, such a restriction on resale renders Section 4(a)(2) commercial paper a restricted security under the 1933 Act. In practice, however, Section 4(a)(2) commercial paper typically can be resold as easily as any other unrestricted security held by the fund. Accordingly, Section 4(a)(2) commercial paper has been generally determined to be liquid under procedures adopted by the fund’s board of trustees.

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Some fund holdings (including some restricted securities) may be deemed illiquid if the fund expects that a reasonable portion of the holding cannot be sold in seven calendar days or less without the sale significantly changing the market value of the investment. The determination of whether a holding is considered illiquid is made by the fund’s adviser under a liquidity risk management program adopted by the fund’s board and administered by the fund’s adviser. The fund may incur significant additional costs in disposing of illiquid securities.

Repurchase agreements — The fund may enter into repurchase agreements, or “repos”, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repo may be considered a loan by the fund that is collateralized by the security purchased. Repos permit the fund to maintain liquidity and earn income over periods of time as short as overnight.

The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. In tri-party repos and centrally cleared or “sponsored” repos, a third-party custodian, either a clearing bank in the case of tri-party repos or a central clearing counterparty in the case of

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centrally cleared repos, facilitates repo clearing and settlement, including by providing collateral management services. In bilateral repos, the parties themselves are responsible for settling transactions.

The fund will only enter into repos involving securities of the type in which it could otherwise invest. If the seller under the repo defaults, the fund may incur a loss if the value of the collateral securing the repo has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Loan assignments and participations — The fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and will be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

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The fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. The fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for the fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, a limited number of investors may be interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.

Unfunded commitment agreements — The fund may enter into unfunded commitment agreements to make certain investments, including unsettled bank loan purchase transactions. Under the SEC’s rule applicable to the fund’s use of derivatives, unfunded commitment agreements are not derivatives transactions. The fund will only enter into such unfunded commitment agreements if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements as they come due.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement,

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and when the fund agrees to sell such securities, it assumes the risk of any increase in value of the security. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund may roll such transactions in lieu of taking physical delivery of the contract’s underlying assets on the settlement date. When rolling the purchase of these types of transactions, the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. When rolling the sale of these types of transactions, the fund purchases mortgage-backed securities for delivery in the current month and simultaneously contracts to sell substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price.

When rolling these types of transactions, during the period between the initial sale (or purchase) and subsequent repurchase (or sale) (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the price differential between the original and new contracts (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of any sales. The fund also takes the risk that market prices or characteristics of the underlying mortgage-backed securities may move unfavorably between the original and new contracts. The fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy or sell back the mortgage-backed securities it initially either sold or purchased, respectively. These transactions are accounted for as purchase and sale transactions, which contribute to the fund’s portfolio turnover rate.

With TBA transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards. The fund will not use these transactions for the purpose of leveraging. Although these transactions will not be entered into for leveraging purposes, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

When the fund enters into a TBA commitment for the sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date (which may be referred to as having a short position in such TBA securities), the fund may or may not hold the types of mortgage-backed securities required to be delivered. To the extent the fund has sold such a security on a when-issued, delayed delivery, or forward commitment basis, the fund would not participate in future gains or losses with respect to the security if the fund holds such security. If the other party to a transaction fails to pay for the securities, the fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.

Under the SEC’s rule applicable to the fund’s use of derivatives, when issued, forward-settling and nonstandard settlement cycle securities, as well as TBAs and roll transactions, will be treated as derivatives unless the fund intends to physically settle these transactions and the transactions will settle within 35 days of their respective trade dates.

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Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, “ransomware” attacks, injection of computer viruses or malicious software code, or the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices that are used directly or indirectly by the fund or its service providers through “hacking” or other means. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may, among other things, cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, or may result in the misappropriation, unauthorized release or other misuse of the fund’s assets or sensitive information (including shareholder personal information or other confidential information), the inability of fund shareholders to transact business, or the destruction of the fund’s physical infrastructure, equipment or operating systems. These, in turn, could cause the fund to violate applicable privacy and other laws and incur or suffer regulatory penalties, reputational damage, additional costs (including compliance costs) associated with corrective measures and/or financial loss. While the fund and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as the fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

Inflation/Deflation risk — The fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund‘s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation or inflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the fund‘s assets.

Interfund borrowing and lending — Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, the fund may lend money to, and borrow money from, other funds advised by Capital Research and Management Company or its affiliates. The fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. The fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to

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borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Affiliated investment companies — The fund may purchase shares of certain other investment companies managed by the investment adviser or its affiliates (“Central Funds”). The risks of owning another investment company are similar to the risks of investing directly in the securities in which that investment company invests. Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. Any investment in another investment company will be consistent with the fund’s objective(s) and applicable regulatory limitations. Central Funds do not charge management fees. As a result, the fund does not bear additional management fees when investing in Central Funds, but the fund does bear its proportionate share of Central Fund expenses.

Securities lending activities – The fund may lend portfolio securities to brokers, dealers or other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned. While portfolio securities are on loan, the fund will continue to receive the equivalent of the interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund will not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall each loan to vote on proposals, including proposals involving material events affecting securities loaned. The fund has delegated the decision to lend portfolio securities to the investment adviser. The adviser also has the discretion to consent on corporate actions and to recall securities on loan to vote. In the event the adviser deems a corporate action or proxy vote material, as determined by the adviser based on factors relevant to the fund, it will use reasonable efforts to recall the securities and consent to or vote on the matter.

Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all, which would interfere with the fund’s ability to vote proxies or settle transactions, and/or the risk of a counterparty default. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected. The fund will make loans only to parties deemed by the fund’s adviser to be in good standing and when, in the adviser’s judgment, the income earned would justify the risks.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the fund. As the securities lending agent, JPMorgan administers the fund’s securities lending program pursuant to the terms of a securities lending agent agreement entered into between the fund and JPMorgan. Under the terms of the agreement, JPMorgan is responsible for making available to approved borrowers securities from the fund’s portfolio. JPMorgan is also responsible for the administration and management of the fund’s securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required collateral is delivered by the borrowers, arranging for the investment of collateral received from borrowers, and arranging for the return of loaned securities to the fund in accordance with the fund’s instructions or at loan termination. As compensation for its services, JPMorgan receives a portion of the amount earned by the fund for lending securities.

The following table sets forth, for the fund’s most recently completed fiscal year, the fund’s dollar amount of income and fees and/or other compensation related to its securities lending activities. Net

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income from securities lending activities may differ from the amount reported in the fund’s Form N-CSR, which reflects estimated accruals.

Gross income from securities lending activities	$15,255,000
Fees paid to securities lending agent from a revenue split	270,000
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	9,845,000
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	10,115,000
Net income from securities lending activities	5,140,000

* * * * * *

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Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

Fixed income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund’s portfolio turnover rates for the fiscal years ended July 31, 2025 and 2024 were 65% and 92%, respectively. The fund's portfolio turnover rates excluding mortgage dollar roll transactions for the fiscal years ended July 31, 2025 and 2024 were 44% and 43%, respectively. See "Forward commitment, when issued and delayed delivery transactions" above for more information on mortgage dollar rolls. Variations in turnover rates are due to changes in trading activity during the period. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

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Additional information about the fund‘s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time of borrowing and thereafter.

For purposes of fundamental policies 1a and 1e, the fund may borrow money from, or loan money to, other funds managed by Capital Research and Management Company or its affiliates to the extent permitted by applicable law and an exemptive order issued by the SEC.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, the fund is permitted to enter into derivatives and certain other transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, in accordance with current SEC rules and interpretations.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objective(s) and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. government, its agencies or U.S. government sponsored enterprises or repurchase agreements with respect thereto. For purposes of this policy, with respect to a private activity municipal bond the principal and interest payments of which are derived primarily from the assets and revenues of a non-governmental entity, the fund will look to such non-governmental entity to determine the industry to which the investment should be allocated.

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Management of the fund

Board of trustees and officers

Independent trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other Relevant Experience
Gina F. Adams, 1958 Trustee (2022)	Executive Vice President, General Counsel and Secretary, FedEx Corporation (transportation/logistics company)	5	Entergy Corporation	· Board service for educational, arts and other nonprofit organizations · LLM, JD
Michael C. Camuñez, 1969 Trustee (2019)	President and CEO, Monarch Global Strategies LLC	5	Edison International/ Southern California Edison

· Senior management experience

· Former Special Counsel to the President, The White House

· Service on advisory and trustee boards for charitable, educational and nonprofit organizations

· Corporate board experience

· JD

Vanessa C. L. Chang, 1952 Trustee (2012)	Former Director, EL & EL Investments (real estate)	32

Transocean Ltd. (offshore drilling contractor)

Former director of Sykes Enterprises (outsourced customer engagement service provider) (until 2021); Edison International/ Southern California Edison (until 2025)

· Service as a chief executive officer, insurance-related (claims/dispute resolution) internet company

· Senior management experience, investment banking

· Former partner, public accounting firm

· Corporate board experience

· Service on advisory and trustee boards for charitable, educational and nonprofit organizations

· Former member of the Governing Council of the Independent Directors Council

· CPA (inactive)

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other Relevant Experience
Nariman Farvardin, 1956 Trustee (2022)	President, Stevens Institute of Technology	106	None

· Senior management experience, educational institution

· Corporate board experience

· Professor, electrical and computer engineering

· Service on advisory boards and councils for educational, nonprofit and governmental organizations

· MS, PhD, electrical engineering

William D. Jones, 1955 Chair of the Board (Independent and Non-Executive) (2008)	Managing Member, CityLink LLC (investing and consulting); former President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities)	39	Former director of Sempra Energy (until 2022); Biogen Inc. (until 2023)

· Senior investment and management experience, real estate

· Corporate board experience

· Government service

· Service as a city councilmember and deputy mayor

· Service as director, Federal Reserve Boards of San Francisco and Los Angeles

· Service on advisory and trustee boards for charitable, educational, municipal and nonprofit organizations

· MBA

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other Relevant Experience
Sharon I. Meers, 1965 Trustee (2021)	Co-Founder and President, Midi Health, Inc. (a women’s telehealth company)	7	None

· Service as head of strategic partnerships, ecommerce company

· Experience in investment banking and senior management experience in business development, operations and investment management

· Service on trustee boards for nonprofit organizations

· MA, economics

Josette Sheeran, 1954 Trustee (2019)	Founder and CEO, Firefly Global Group (geopolitical and business consulting); former President, Canoo, Inc.; former President and CEO, Asia Society	8	None

· Service as chief executive officer

· Senior management experience

· Government service

· Service on advisory councils and commissions for international and governmental organizations

· Service on advisory and trustee boards for charitable and nonprofit organizations

· Service as trustee for public and private entities

The Income Fund of America — Page 42

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other Relevant Experience
Margaret Spellings, 1957 Trustee (2012)	President and CEO, Bipartisan Policy Center; former President and CEO, Texas 2036	106	None

· Former U.S. Secretary of Education, U.S. Department of Education

· Former Assistant to the President for Domestic Policy, The White House

· Former senior advisor to the Governor of Texas

· Service on advisory and trustee boards for charitable and nonprofit organizations

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Interested trustee(s)5,6

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the fund‘s service providers also permit the interested trustees to make a significant contribution to the fund’s board.

Name, year of birth and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios in fund complex overseen by trustee [3]	Other directorships[4] held by trustee during the past five years
Hilda L. Applbaum, 1961 Co-President and Trustee (1998)	Partner – Capital World Investors, Capital Research and Management Company	4	None

Other officers6

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Pramod Atluri, 1976 Co-President (2019)

Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company*; Director, Capital Research and Management Company

Donald H. Rolfe, 1972 Principal Executive Officer (2012)	Senior Vice President – Legal and Compliance Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President (2014)	Senior Vice President – Legal and Compliance Group, Capital Research and Management Company
Courtney R. Taylor, 1975 Secretary (2018)	Assistant Vice President – Legal and Compliance Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer (2016)	Vice President – Investment Operations, Capital Research and Management Company

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Name, year of birth and position with fund (year first elected as an officer2)

Principal occupation(s) during the past five years
and positions held with affiliated entities
or the Principal Underwriter of the fundand positions held with affiliated entities or the Principal Underwriter of the fund

Jane Y. Chung, 1974 Assistant Secretary (2023)	Associate – Legal and Compliance Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer (2019)	Vice President – Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer (2016)	Senior Vice President – Investment Operations, Capital Research and Management Company

* Company affiliated with Capital Research and Management Company.

1 The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2 Trustees and officers of the fund serve until their resignation, removal or retirement.

3 Funds managed by Capital Research and Management Company or its affiliates.

4 This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

5 The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6 All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

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Fund shares owned by trustees as of December 31, 2024:

Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds overseen by trustee in same family of investment companies as the fund	Dollar range[1,2] of independent trustees deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[3] allocated to all funds overseen by trustee in same family of investment companies as the fund
Independent trustees
Gina F. Adams	None	Over $100,000	N/A	Over $100,000
Michael C. Camuñez	None	None	$50,001 – $100,000	Over $100,000
Vanessa C. L. Chang	Over $100,000	Over $100,000	N/A	N/A
Nariman Farvardin	None	Over $100,000	N/A	Over $100,000
William D. Jones	Over $100,000	Over $100,000	N/A	Over $100,000
Sharon I. Meers	None	Over $100,000	N/A	Over $100,000
Josette Sheeran	None	Over $100,000	Over $100,000	Over $100,000
Margaret Spellings	None	Over $100,000	Over $100,000	Over $100,000

Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds overseen by trustee in same family of investment companies as the fund

Interested trustee
Hilda L. Applbaum	Over $100,000	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 N/A indicates that the listed individual, as of December 31, 2024, was not a trustee of the fund (or, as applicable, other funds in the same family of investment companies as the fund), did not allocate deferred compensation to the fund, or did not participate in the deferred compensation plan.

3 Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

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Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the fund” section in this statement of additional information, all other officers and trustees of the fund are directors, officers or employees of the investment adviser or its affiliates. The board typically meets either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual retainer fee based primarily on the total number of board clusters which that independent trustee serves. Board and committee chairs receive additional fees for their services.

The fund and the other funds served by each independent trustee each pay a portion of these fees.

No pension or retirement benefits are accrued as part of fund expenses. Generally, independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

Trustee compensation earned during the fiscal year ended July 31, 2025:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
Gina F. Adams[2]	$64,589	$342,000
Michael C. Camuñez[2]	67,989	342,000
Vanessa C. L. Chang	64,589	460,500
Nariman Farvardin[2]	57,282	548,000
William D. Jones[2]	78,189	558,333
Sharon I. Meers[2]	67,989	373,000
Josette Sheeran[2]	53,882	402,000
Margaret Spellings[2]	53,882	538,000

1 Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended July 31, 2025 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.

2 Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the end of the 2025 fiscal year for participating trustees is as follows: Gina F. Adams ($148,514), Michael C. Camuñez ($135,578), Nariman Farvardin ($262,377), William D. Jones ($373,255), Sharon I. Meers ($300,016), Josette Sheeran ($239,656) and Margaret Spellings ($271,891). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

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Fund organization and the board of trustees — The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on March 8, 1969, reorganized as a Maryland corporation on December 16, 1983, and reorganized as a Delaware statutory trust on October 1, 2010. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, Commonwealth Savers PlanSM (formerly, Virginia529) will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving

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board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and counsel to the independent trustees and the fund.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund‘s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund‘s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund‘s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The fund has an audit committee comprised of Michael C. Camuñez, Vanessa C. L. Chang, Sharon I. Meers and Margaret Spellings. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2025 fiscal year.

The fund has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2025 fiscal year.

The fund has a nominating and governance committee comprised of Gina F. Adams, Nariman Farvardin, William D. Jones, Josette Sheeran and Margaret Spellings. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also coordinates annual self-assessments of the board and evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on

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the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held three meetings during the 2025 fiscal year.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund and other funds advised by the investment adviser or its affiliates. The Principles are reasonably designed to ensure that proxies are voted solely in accordance with the financial interest of the clients of the investment adviser or its affiliates and the shareholders of the funds advised or managed by the investment adviser or its affiliates. The complete text of the Principles is available at capitalgroup.com. Final voting authority is held by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. The boards of funds advised by Capital Research and Management Company and its affiliates, including American Funds and Capital Group exchange-traded funds, have established a Joint Proxy Committee (“JPC”) composed of independent board members from each applicable fund board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters.

The Principles provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time. In all cases, long-term value creation and the investment objectives and policies of the funds managed by the investment adviser remain the focus.

The investment adviser seeks to vote all U.S. proxies. Proxies for companies outside the United States are also voted where there is sufficient time and information available, taking into account distinct market practices, regulations and laws, and types of proposals presented in each country. Where there is insufficient proxy and meeting agenda information available, the investment adviser will generally vote against such proposals in the interest of encouraging improved disclosure for investors. The investment adviser may not exercise its voting authority if voting would impose costs on clients, including opportunity costs. For example, certain regulators have granted investment limit relief to the investment adviser and its affiliates, conditioned upon limiting voting power to specific voting ceilings. To comply with these voting ceilings, the investment adviser will scale back its votes across all funds and accounts it manages on a pro rata basis based on assets. In addition, certain countries impose restrictions on the ability of shareholders to sell shares during the proxy solicitation period. The investment adviser may choose, due to liquidity issues, not to expose the funds and accounts it manages to such restrictions and may not vote some (or all) shares. Finally, the investment adviser may determine not to recall securities on loan to exercise its voting rights when it determines that the cost of doing so would exceed the benefits to clients or that the vote would not have a material impact on the investment. Proxies with respect to securities on loan through client-directed lending programs are not available to vote and therefore are not voted.

After a proxy statement is received, the investment adviser’s stewardship and engagement team prepares a summary of the proposals contained in the proxy statement.

Investment analysts are generally responsible for making voting recommendations for their investment division on significant votes that relate to companies in their coverage areas. Analysts also have the opportunity to review initial recommendations made by the investment adviser’s stewardship and engagement team. Depending on the vote recommendation, a second opinion may be made by a

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proxy coordinator (an investment professional with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of the Principles and familiarity with proxy-related issues. Each of the investment adviser’s equity investment divisions has its own proxy voting committee, which is made up of investment professionals within each division. Each division’s proxy voting committee retains final authority for voting decisions made by such division. In cases where a fund is co-managed and a security is held by more than one of the investment adviser’s equity investment divisions, the divisions may develop different voting recommendations for individual ballot proposals. If this occurs, and if permitted by local market conventions, the fund’s position will generally be voted proportionally by divisional holding, according to their respective decisions. Otherwise, the outcome will be determined by the equity investment division or divisions with the larger position in the security as of the record date for the shareholder meeting.

In addition to its proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by third-party advisory firms on a case-by-case basis. It does not, as a policy, follow the voting recommendations provided by these firms. It periodically assesses the information provided by the advisory firms and reports to the applicable governance committees that provide oversight of the application of the Principles.

From time to time, the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by, (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with The Capital Group Companies, Inc. or its affiliates, or (c) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict.

The investment adviser has developed procedures to identify and address instances when a vote could appear to be influenced by such a relationship. Each equity investment division of the investment adviser has established a Special Review Committee (“SRC”) of senior investment professionals and legal and compliance professionals with oversight of potentially conflicted matters.

If a potential conflict is identified according to the procedure above, the SRC will take appropriate steps to address the conflict of interest. These steps may include engaging an independent third party to review the proxy and using the Principles to provide an independent voting recommendation to the investment adviser for vote execution. The investment adviser will generally follow the third party’s recommendation, except when it believes the recommendation is inconsistent with the investment adviser’s fiduciary duty to its clients. Occasionally, it may not be feasible to engage the third party to review the matter due to compressed timeframes or other operational issues. In this case, the SRC will take appropriate steps to address the conflict of interest, including reviewing the proxy after being provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the Interested Party and any other pertinent information.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of such year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the Capital Group website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Capital Group website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in

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the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. In making this determination, the investment adviser considers, among other things, a nominee’s potential conflicts of interest, track record (whether in the current board seat or in previous executive or director roles) with respect to shareholder protection and value creation as well as their capacity for full engagement on board matters. The investment adviser generally supports a breadth of experience and perspectives among board members, and the separation of the chairman and CEO positions.

Governance provisions — Proposals to declassify a board (elect all directors annually) generally are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Equity incentive plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; in addition, they should be aligned with the long-term success of the company and the enhancement of shareholder value.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

Shareholder proposals on environmental and social issues — The investment adviser believes environmental and social issues present investment risks and opportunities that can shape a company’s long-term financial sustainability. Shareholder proposals, including those relating to social and environmental issues, are evaluated in terms of their materiality to the company and its ability to generate long-term value in light of the company’s business model specific operating context. The investment adviser generally supports transparency and standardized disclosure, particularly that which leverages existing regulatory reporting or industry best practices. With respect to environmental matters, this includes disclosures aligned with industry standards and reporting on sustainability issues that are material to investment analysis. With respect to social matters, the investment adviser encourages companies to disclose the composition of the workforce in a regionally appropriate manner. The investment adviser supports relevant reporting and disclosure that is consistent with broadly applicable standards.

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Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on September 1, 2025. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co.	Record	Class A	35.27%
For the benefit of its customers		Class F-3	34.96%
St. Louis, MO		Class 529-A	17.05%
		Class 529-C	8.24%

Wells Fargo Clearing Services, LLC	Record	Class A	6.12%
Special custody account for the exclusive benefit of customers		Class C	10.66%
St. Louis, MO		Class F-1	13.98%
		Class F-2	5.40%
		Class 529-C	5.82%

Pershing, LLC	Record	Class A	5.22%
Jersey City, NJ		Class C	7.51%
		Class F-1	9.04%
		Class F-2	9.14%
		Class F-3	11.44%
		Class R-5	6.26%

Raymond James	Record	Class C	11.00%
Omnibus for Mutual Funds House Account		Class F-2	14.29%
St. Petersburg, FL		Class 529-C	9.90%
		Class 529-F-2	5.97%

LPL Financial	Record	Class C	8.72%
Omnibus customer account		Class F-1	8.41%
San Diego, CA		Class F-2	14.99%

Morgan Stanley Smith Barney, LLC	Record	Class C	5.91%
For the benefit of its customers		Class F-2	8.05%
New York, NY		Class 529-A	7.78%
		Class 529-C	13.23%

National Financial Services, LLC	Record	Class C	5.79%
For the exclusive benefit of our customers		Class F-1	11.80%
Jersey City, NJ		Class F-2	14.90%
		Class F-3	17.69%

Stifel Nicolaus & Co Inc	Record	Class C	5.57%
Exclusive benefit of customers
St. Louis, MO

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Name and address	Ownership	Ownership percentage
Charles Schwab & Co., Inc.	Record	Class F-1	11.22%
Account 1
San Francisco, CA

Charles Schwab & Co., Inc.	Record	Class F-1	5.03%
Account 2		Class F-3	11.56%
San Francisco, CA		Class 529-F-3	28.56%

MLPF&S	Record	Class F-2	7.14%
For the Sole Benefit of its Customers
Jacksonville, FL

UBS WM USA	Record	Class F-2	6.04%
Weehawken, NJ

Charles Schwab & Co., Inc.	Record	Class F-3	19.21%
Account 3
San Francisco, CA

Capital Research & Management Company	Record	Class 529-F-1	100.00%
Corporate Account		Class 529-F-3	71.44%
Irvine, CA

Talcott Resolution Life Insurance Company	Record	Class R-1	39.51%
Separate Account DC 401K	Beneficial	Class R-3	5.34%
Hartford, CT

Matrix Trust Company as agent for	Record	Class R-1	13.59%
Advisor Trust, Inc.		Class R-3	5.06%
Aspire-Investlink
Denver, CO

Massachusetts Mutual Life	Record	Class R-1	9.26%
Insurance Company 401K	Beneficial
Springfield, MA

Matrix Trust Company Custodian FBO	Record	Class R-1	6.04%
Walbec Group Retirement Plan	Beneficial
Phoenix, AZ

Empower Trust Company LLC	Record	Class R-2	12.41%
FBO Planpremier Retirement Plans Omnibus	Beneficial	Class R-2-E	86.58%
Greenwood Village, CO		Class R-3	15.92%
		Class R-4	23.89%
		Class R-5-E	36.91%
		Class R-5	8.82%

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Name and address	Ownership	Ownership percentage
Matrix Trust Company Custodian FBO	Record	Class R-2-E	9.00%
Northwest Plan Services Inc
Phoenix, AZ

Voya Retirement Insurance and Annuity Company	Record	Class R-3	6.13%
Hartford, CT	Beneficial

National Financial Services, LLC	Record	Class R-4	10.09%
Account 1	Beneficial
Jersey City, NJ

National Financial Services, LLC	Record	Class R-5-E	43.71%
Account 2
Jersey City, NJ

John Hancock Life Insurance Company USA	Record	Class R-5	40.57%
Boston, MA

National Financial Services, LLC	Record	Class R-5	12.60%
Account 3
Jersey City, NJ

American Funds 2025 Target Date	Record	Class R-6	11.27%
Retirement fund
Norfolk, VA

American Funds 2030 Target Date	Record	Class R-6	8.91%
Retirement fund
Norfolk, VA

American Funds 2035 Target Date	Record	Class R-6	8.56%
Retirement fund
Norfolk, VA

American Funds 2040 Target Date	Record	Class R-6	7.72%
Retirement fund
Norfolk, VA

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Name and address	Ownership	Ownership percentage
American Funds 2020 Target Date	Record	Class R-6	7.32%
Retirement fund
Norfolk, VA

American Funds 2045 Target Date	Record	Class R-6	6.74%
Retirement fund
Norfolk, VA

American Funds Balanced Portfolio	Record	Class R-6	6.26%
Norfolk, VA

American Funds Income Portfolio	Record	Class R-6	5.31%
Norfolk, VA

Because Class T and Class 529-T shares are not currently offered to the public, Capital Research and Management Company, the fund’s investment adviser, owns 100% of the fund‘s outstanding Class T and Class 529-T shares.

As of September 1, 2025, the officers and trustees of the fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to all F share classes, all R share classes or all 529 share classes, respectively.

The Income Fund of America — Page 56

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo, Toronto and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the fund.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing total investment returns to relevant benchmarks over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as (i) MSCI USA Index screened by yield, (ii) Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap, (iii) Bloomberg U.S. Aggregate Index, (iv) MSCI All Country World ex USA Index screened by yield, (v) Bloomberg U.S. Corporate High Yield BB Only Index and (vi) a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the investment objective(s) of the fund and/or the universe of comparably managed funds of competitive investment management firms.

The Income Fund of America — Page 57

Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other registered investment companies or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of July 31, 2025:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions) [2,3]
Hilda L. Applbaum	Over $1,000,000	1	$252.9	2	$7.64	None
Pramod Atluri	Over $1,000,000	5	$361.1	3	$9.18	None
David A. Daigle	Over $1,000,000	2	$26.1	3	$2.20	1	$0.31
M. Taylor Hinshaw	Over $1,000,000	3	$81.4	None		None
Dimitrije M. Mitrinovic	Over $1,000,000	5	$233.1	1	$3.89	None
John R. Queen	$100,001 – $500,000	26	$518.4	4	$10.38	149	$0.30
Anirudh Samsi	Over $1,000,000	None		None		None
Andrew B. Suzman	Over $1,000,000	20	$239.6	2	$18.33	None
Justin Toner	Over $1,000,000	7	$35.3	None		None
Shannon Ward	$500,001 – $1,000,000	8	$406.2	9	$63.28	1	$0.31

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.

2 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

3 Personal brokerage accounts of portfolio managers and their families are not reflected.

The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts.

The Income Fund of America — Page 58

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until January 31, 2026, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, in accordance with applicable laws and regulations. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The Income Fund of America — Page 59

The management fee is based upon the following annualized rates and daily net asset levels, plus 2.25% of the fund’s gross investment income for the preceding month:

Rate	Net asset level
	In excess of	Up to
0.25%	$ 0	$ 500,000,000
0.23	500,000,000	1,000,000,000
0.21	1,000,000,000	1,500,000,000
0.19	1,500,000,000	2,500,000,000
0.17	2,500,000,000	4,000,000,000
0.16	4,000,000,000	6,500,000,000
0.15	6,500,000,000	10,500,000,000
0.144	10,500,000,000	13,000,000,000
0.141	13,000,000,000	17,000,000,000
0.138	17,000,000,000	21,000,000,000
0.135	21,000,000,000	27,000,000,000
0.133	27,000,000,000	34,000,000,000
0.131	34,000,000,000	44,000,000,000
0.129	44,000,000,000	55,000,000,000
0.127	55,000,000,000	71,000,000,000
0.125	71,000,000,000	89,000,000,000
0.123	89,000,000,000	115,000,000,000
0.121	115,000,000,000

For the purposes of such computations under the Agreement, the fund’s gross investment income is determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities.

For the fiscal years ended July 31, 2025, 2024 and 2023, the investment adviser earned from the fund management fees of $285,375,000, $270,340,000 and $266,872,000, respectively.

The Income Fund of America — Page 60

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, T, F, R and 529 shares. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, T, F, R and 529 shares. The Administrative Agreement will continue in effect until January 31, 2026, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Administrative Services Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of .05% for all share classes. The fund’s investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets of the fund attributable to each of the share classes (which could be increased as noted above) for its provision of administrative services. Administrative services fees are paid monthly and accrued daily.

During the 2025 fiscal year, administrative services fees were:

Administrative services fee
Class A	$23,503,000
Class C	399,000
Class T	—*
Class F-1	616,000
Class F-2	4,314,000
Class F-3	1,735,000
Class 529-A	553,000
Class 529-C	13,000
Class 529-E	16,000
Class 529-T	—*
Class 529-F-1	—*
Class 529-F-2	51,000
Class 529-F-3	—*
Class R-1	18,000
Class R-2	103,000
Class R-2E	12,000
Class R-3	194,000
Class R-4	222,000
Class R-5E	61,000
Class R-5	61,000
Class R-6	6,664,000

*Amount less than $1,000.

The Income Fund of America — Page 61

Principal Underwriter and plans of distribution — Capital Client Group, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 12811 North Meridian Street, Carmel, IN 46032; 399 Park Avenue, 34th Floor, New York, NY 10022; and 444 W. Lake Street, Suite 4600, Chicago, IL 60606.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

· For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

· For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and financial professionals upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial professionals, in connection with investments in Class T, F-1, 529-E, 529-T, 529-F-1, R-1, R-2, R-2E, R-3 and R-4 shares.

The Income Fund of America — Page 62

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2025	$4,982,000	$20,567,000
	2024	4,740,000	19,418,000
	2023	5,774,000	23,577,000
Class C	2025	—	1,307,000
	2024	170,000	1,059,000
	2023	354,000	1,382,000
Class 529-A	2025	216,000	806,000
	2024	229,000	866,000
	2023	259,000	973,000
Class 529-C	2025	7,000	70,000
	2024	9,000	78,000
	2023	6,000	102,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 or R-6, no 12b-1 fees are paid from Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 or R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

The Income Fund of America — Page 63

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to .25% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan; however, for Class 529-A shares, the board of trustees has approved payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets, in the aggregate, for paying service- and distribution-related expenses.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable. As of the fund’s most recent fiscal year, unreimbursed expenses that remained subject to reimbursement under the Plan for Class A shares totaled $7,375,000 or less than 1% of Class A net assets.

Class T and 529-T — For Class T and 529-T shares, the fund may annually expend up to .50% under the applicable Plan; however, the fund’s board of trustees has approved payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets attributable to Class T and 529-T shares for paying service-related expenses.

Other share classes — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class 529-C	0.25	0.75	1.00
Class 529-E	0.25	0.25	0.75
Class 529-F-1	0.25	—	0.50
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1 Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2 The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

The Income Fund of America — Page 64

Payment of service fees — For purchases of less than $1 million, payment of service fees to investment dealers generally begins accruing immediately after establishment of an account in Class A, C, 529-A or 529-C shares. For purchases of $1 million or more, payment of service fees to investment dealers generally begins accruing 12 months after establishment of an account in Class A or 529-A shares. Service fees are not paid on certain investments made at net asset value including accounts established by registered representatives and their family members as described in the “Sales charges” section of the prospectus.

During the 2025 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$195,857,000	$15,984,000
Class C	13,302,000	1,227,000
Class T	—	—
Class F-1	5,081,000	590,000
Class 529-A	4,257,000	339,000
Class 529-C	425,000	37,000
Class 529-E	262,000	25,000
Class 529-T	—	—
Class 529-F-1	—	—
Class R-1	593,000	54,000
Class R-2	2,581,000	407,000
Class R-2E	239,000	39,000
Class R-3	3,221,000	460,000
Class R-4	1,848,000	219,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund and its shareholders include enabling shareholders to obtain advice and other services from a financial professional at a reasonable cost, the likelihood that the Plans will stimulate sales of the fund benefiting the investment process through growth or stability of assets and the ability of shareholders to choose among various alternatives in paying for sales and service. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial professionals to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial professional. If you need a financial professional, please call Capital Client Group, Inc. at (800) 421-4120 for assistance.

The Income Fund of America — Page 65

Fee to Commonwealth Savers Plan — Class 529 shares are offered to certain American Funds by Commonwealth Savers Plan through CollegeAmerica and Class ABLE shares are offered to certain American Funds by Commonwealth Savers Plan through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. As compensation for its oversight and administration of the CollegeAmerica and ABLEAmerica savings plans, Commonwealth Savers Plan is entitled to receive a quarterly fee based on the combined net assets invested in Class 529 shares and Class ABLE shares across all American Funds. The quarterly fee is accrued daily and calculated at the annual rate of .09% on the first $20 billion of net assets invested in American Funds Class 529 shares and Class ABLE shares, .05% on net assets between $20 billion and $75 billion and .03% on net assets over $75 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of American Funds Class 529 and Class ABLE shares for the last month of the prior calendar quarter. Commonwealth Savers Plan is currently waiving that portion of its fee attributable to Class ABLE shares. Such waiver is expected to remain in effect until the earlier of (a) the date on which total net assets invested in Class ABLE shares reach $300 million and (b) June 30, 2028.

The Income Fund of America — Page 66

Other compensation to dealers — As of March 1, 2025, the top firms (or their affiliates) that Capital Client Group, Inc. anticipates will receive additional compensation (as described in the prospectus) are listed below.

Dealers:

Ameriprise
Ameriprise Financial Services LLC
Ameriprise Financial Services, Inc.
Atria Wealth Solutions
Cadaret, Grant & Co., Inc.
CUSO Financial Services, L.P.
Grove Point Investments LLC
NEXT Financial Group, Inc.
SCF Securities, Inc.
Sorrento Pacific Financial, LLC
Western International Securities, Inc.

Avantax Investment Services, Inc

Cambridge

Cambridge Investment Research Advisors Inc

Cambridge Investment Research, Inc.
Cetera Financial Group
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC

Cetera Investment Advisers LLC

Cetera Investment Services LLC
Charles Schwab Network
Charles Schwab & Co., Inc.
Charles Schwab Trust Bank
Commonwealth
Commonwealth Financial Network
Edward Jones
Equitable Advisors
Equitable Advisors LLC
Fidelity
Fidelity Investments
Fidelity Retirement Network
National Financial Services LLC
J.P. Morgan Chase Banc One
J.P. Morgan Securities LLC
JP Morgan Chase Bank, N.A.
Janney Montgomery Scott
Janney Montgomery Scott LLC
Kestra
Kestra Investment Services LLC

LPL Group

LPL Enterprise LLC

LPL Financial LLC

The Income Fund of America — Page 67

Merrill

Bank Of America
Bank Of America Private Bank

Merrill Lynch, Pierce, Fenner & Smith Incorporated
MML Investors Services
MML Distributors LLC
MML Investors Services, LLC
Morgan Stanley Wealth Management

Northwestern Mutual (NM)
Northwestern Mutual Investment Services LLC
Osaic (Advisor Group)
Osaic FA Inc
Osaic FS Inc
Osaic Institutions Inc
Osaic Wealth Inc

Raymond James Group
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.
RBC
RBC Capital Markets LLC
Robert W. Baird

Robert W. Baird & Co. Incorporated
Stifel Nicolaus & Co
Stifel Independent Advisors LLC

Stifel, Nicolaus & Company, Incorporated
UBS

UBS Financial Services Inc.

Wells Fargo Network
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors LLC
Wells Fargo Bank, N.A.
Wells Fargo Clearing Services LLC
Wells Fargo Community Bank Advisors
Wells Fargo Securities, LLC

Recordkeepers:

Ascensus
Empower (Great West Life & Annuity Insurance Company)
John Hancock
Nationwide
Principal
Transamerica
Voya

The Income Fund of America — Page 68

Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed income securities includes underwriting fees. Prices for fixed income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the trade-off between market impact and opportunity costs. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is reasonably necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates for execution services are in the marketplace, taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates and commission rates that other institutional investors are paying. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The investment adviser makes decisions for procurement of research separately and distinctly from decisions on the choice of brokerage and execution services. The receipt of these research services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser bears the cost of all third-party investment research services for all client accounts it advises. However, in order to compensate certain U.S. broker-dealers for research consumed, and valued, by the investment adviser’s investment professionals, the investment adviser continues to operate a limited commission sharing arrangement with commissions on equity trades for certain registered investment companies it advises. The investment adviser voluntarily reimburses such

The Income Fund of America — Page 69

registered investment companies for all amounts collected into the commission sharing arrangement. In order to operate the commission sharing arrangement, the investment adviser may cause such registered investment companies to pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) permits the investment adviser and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to the investment adviser and its affiliates, if the investment adviser and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser and its affiliates in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to the investment adviser and its affiliates. Further, investment research services may be used by all investment associates of the investment adviser and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.

In accordance with their internal brokerage allocation procedure, the investment adviser and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, the investment adviser and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services the investment adviser and its affiliates receive from broker-dealers and other research providers in connection with its good faith determination of reasonableness, the investment adviser and its affiliates take various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser and its affiliates. Based on this information and applying their judgment, the investment adviser and its affiliates set an annual research budget.

Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, the investment adviser and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer by the fund and other registered investment companies managed by the investment adviser or its affiliates to be used to compensate the broker-dealer and/or other research providers for research services they provide. While the investment adviser and its affiliates may negotiate commission rates and enter into commission sharing arrangements with certain broker-dealers with the expectation that such broker-dealers will be providing brokerage and research services, none of the investment adviser, any of its affiliates or any of their clients incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The investment adviser and its affiliates negotiate prices for certain research that may be paid through commission sharing arrangements or by themselves with cash.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each investment division within the adviser and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating

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purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security. The investment adviser and its affiliates serve as investment adviser for certain accounts that are designed to be substantially similar to another account. This type of account will often generate a large number of relatively small trades when it is rebalanced to its reference fund due to differing cash flows or when the account is initially started up. The investment adviser may not aggregate program trades or electronic list trades executed as part of this process. Non-aggregated trades performed for these accounts will be allocated entirely to that account. This is done only when the investment adviser believes doing so will not have a material impact on the price or quality of other transactions.

The investment adviser currently owns a minority interest in IEX Group and alternative trading systems, Luminex ATS and LeveL ATS (through a minority interest in their common parent holding company). The investment adviser, or brokers with which the investment adviser places orders, may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. The investment adviser is subject to the same best execution obligations when trading on any such exchange or alternative trading systems.

Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by the investment adviser or its affiliates, including the fund. The investment adviser maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Purchases and sales of futures contracts for the fund will be effected through executing brokers and FCMs that specialize in the types of futures contracts that the fund expects to hold. The investment adviser will use reasonable efforts to choose executing brokers and FCMs capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations. The investment adviser will monitor the executing brokers and FCMs used for purchases and sales of futures contracts for their ability to execute trades based on many factors, such as the sizes of the orders, the difficulty of executions, the operational facilities of the firm involved and other factors.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

Brokerage commissions (net of any reimbursements described below) paid on portfolio transactions for the fiscal years ended July 31, 2025, 2024 and 2023 amounted to $20,389,000, $19,512,000 and $17,675,000, respectively. The investment adviser is reimbursing the fund for all amounts collected into the commission sharing arrangement. For the fiscal years ended July 31, 2025, 2024 and 2023, the investment adviser reimbursed the fund $1,458,000, $1,316,000 and $1,110,000, respectively, for commissions paid to broker-dealers through a commission sharing arrangement to compensate such broker-dealers for research services. Changes in the dollar amount of brokerage commissions paid by

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the fund over the last three fiscal years resulted from changes in the volume of trading activity and/or the amount of commissions used to pay for research services through a commission sharing arrangement.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recently completed fiscal year, the fund’s regular broker-dealers included Bank of America, N.A., Citigroup Inc., Deutsche Bank A.G., Goldman Sachs Group, Inc., J.P. Morgan Securities LLC, LPL Holdings, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets LLC, UBS Group AG and Wells Fargo Securities, LLC. As of the fund’s most recently completed fiscal year, the fund held debt and equity securities of Bank of America, N.A. in the amount of $576,635,000, Citigroup Inc. in the amount of $1,467,325,000, Goldman Sachs Group, Inc. in the amount of $714,299,000, J.P. Morgan Securities LLC in the amount of $2,103,307,000, Morgan Stanley & Co. LLC in the amount of $541,979,000 and Wells Fargo Securities, LLC in the amount of $116,632,000. The fund held debt securities of Deutsche Bank A.G. in the amount of $238,964,000, LPL Holdings, Inc. in the amount of $61,685,000, RBC Capital Markets LLC in the amount of $14,368,000 and UBS Group AG in the amount of $57,598,000.

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Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the Capital Group website no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the Capital Group website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the Capital Group website no earlier than the 10th day after such month for equity securities, and no earlier than the 30th day after such month for fixed income securities. The fund’s list of top 10 portfolio holdings for equity and fixed income securities is permitted to be posted no earlier than the 10th day after the final month of each calendar quarter. For multi-asset funds, the fund’s list of top 10 portfolio holdings for equity and fixed income securities is permitted to be posted each month, no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the Capital Group website. The investment adviser may disclose individual holdings more frequently on the Capital Group website if it determines it is in the best interest of the fund.

Certain intermediaries are provided additional information about the fund’s management team, including information on the fund’s portfolio securities they have selected. This information is provided to larger intermediaries that require the information to make the fund available for investment on the firm’s platform. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the fund.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting and class action claims processing service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

The fund‘s portfolio holdings, dated as of the end of each calendar month, are made available to up to 20 key broker-dealer relationships and up to 10 key global consulting firms with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the fund.

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Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality obligations and obligations that would prohibit them from trading in securities based on such information. When portfolio holdings information is disclosed other than through the Capital Group website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the Capital Group website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to individuals and financial intermediaries that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Prices that appear in newspapers and websites do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (e.g., the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the net asset value of the fund will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New York Stock Exchange, those later market quotations and prices will be used in determining the fund’s net asset value.

Orders in good order received after the New York Stock Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds U.S. Government Money Market Fund) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

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Equity securities, including depositary receipts, exchange-traded funds, and certain convertible preferred stocks that trade on an exchange or market, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures on the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued.

Fixed income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more inputs that may include, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data.

Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor.

Futures contracts are generally valued at the official settlement price of, or the last reported sale price on, the principal exchange or market on which such instruments are traded, as of the close of business on the day the contracts are being valued or, lacking any sales, at the last available bid price.

Swaps, including interest rate swaps, total return swaps and positions in credit default swap indices, are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Options are valued using market quotations or valuations provided by one or more pricing vendors. Similar to futures, options may also be valued at the official settlement price if listed on an exchange.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by the investment adviser and approved by the fund’s board. Subject to board oversight, the fund’s board has designated the fund’s investment adviser to make fair valuation determinations, which are directed by a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair valued securities and the valuation methods used.

As a general principle, these guidelines consider relevant company, market and other data and considerations to determine the price that the fund might reasonably expect to receive if such fair valued securities were sold in an orderly transaction. Fair valuations may differ materially from valuations that would have been used had greater market activity occurred. The investment adviser’s valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities and transactions, dealer or broker quotes, conversion or

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exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity securities that trade principally in markets outside the United States. Such securities may trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the fund’s net asset values are next determined) which affect the value of equity securities held in the fund’s portfolio, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Certain short-term securities, such as variable rate demand notes or repurchase agreements involving securities fully collateralized by cash or U.S. government securities, are valued at par.

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars, prior to the next determination of the net asset value of the fund’s shares, at the exchange rates obtained from a third-party pricing vendor.

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchase of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years and on which the fund paid no U.S. federal income tax.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. Shareholders of the fund that are individuals and meet certain holding period requirements with respect to their fund shares may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to such shareholders.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly reports as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution.

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The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends through 2025. Applicable Treasury regulations allow the fund to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of the fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investing in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.
If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any

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resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Tax consequences of investing in derivatives — The fund may enter into transactions involving derivatives, such as futures, swaps, options and forward contracts. Special tax rules may apply to these types of transactions that could defer losses to the fund, accelerate the fund’s income, alter the holding period of certain securities or change the classification of capital gains. These tax rules may therefore impact the amount, timing and character of fund distributions.

Discount — Certain bonds acquired by the fund, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and is generally defined as the difference between the price at which a bond was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as tax exempt income earned by a fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest (including original issue discount). Certain bonds acquired by the fund may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

Some of the bonds may be acquired by a fund on the secondary market at a discount which exceeds the original issue discount, if any, on such bonds. This additional discount constitutes market discount for federal income tax purposes. Any gain recognized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund elects to include market discount in income in the taxable years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a fund at a constant rate over the time remaining to the bond’s maturity. In the case of any debt instrument having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain. Some of the bonds acquired by a fund with a fixed maturity date of one year or less from the date of their issuance may be treated as having original issue discount or, in certain cases, “acquisition discount” (generally, the excess of a bond’s stated redemption price at maturity over its acquisition price). A fund will be required to include any such original issue discount or acquisition discount in taxable ordinary income. The rate at which such acquisition discount and market discount accrues, and is thus included in a fund’s investment company taxable income, will depend upon which of the permitted accrual methods the fund elects.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at capitalgroup.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the

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shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Unless otherwise noted, all references in the following pages to Class A, C, T or F shares also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial professional or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial professional — Deliver or mail a check to your financial professional.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Calling American Funds Service Company. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using capitalgroup.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates. Class R-6 shares are also available to corporate investment accounts established by The Capital Group Companies, Inc. and its affiliates.

Class R-5 and R-6 shares may also be made available to Commonwealth Savers Plan for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $250 may be waived for the following account types:

· Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

· Employer-sponsored CollegeAmerica accounts.

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The following account types may be established without meeting the initial purchase minimum:

· Retirement accounts that are funded with employer contributions; and

· Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

· Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

· American Funds U.S. Government Money Market Fund accounts registered in the name of clients of Capital Group Private Client Services.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — With the exception of Class T shares, for which rights of exchange are not generally available, you may only exchange shares without a sales charge into other American Funds, Capital Group KKR Public-Private+ Funds, or Emerging Markets Equities Fund, Inc. (collectively “Capital Group Funds”) within the same share class; however, Class A, C, T or F shares may also generally be exchanged without a sales charge for the corresponding 529 share class. Clients of Capital Group Private Client Services may exchange the shares of the fund for those of any other fund(s) managed by Capital Research and Management Company or its affiliates. Class A-2 shares of Capital Group KKR Public-Private+ Funds may not be exchanged for shares of the American Funds or Emerging Markets Equities Fund, Inc.

Notwithstanding the above, exchanges from Class A shares of American Funds U.S. Government Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes.

Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds U.S. Government Money Market Fund are subject to applicable sales charges, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting your financial professional by calling American Funds Service Company at (800) 421-4225 or using capitalgroup.com, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

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Shares held in employer-sponsored retirement plans may be exchanged into other Capital Group Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Class C shares of the fund automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. Class 529-C shares of the fund automatically convert to Class 529-A shares in the month of the 5-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion features of the Class C and Class 529-C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a restriction under the fund’s “frequent trading policy.” Under this policy, systematic redemptions will not trigger a restriction and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Potentially abusive activity — American Funds Service Company will monitor for the types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A or Class T shares — If you exchange Class C shares for Class A or Class T shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A or Class T sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. Your financial intermediary can also convert Class F-1 shares to Class A shares without a sales charge if they are held in a brokerage account and they were initially transferred to the account or converted from Class C shares. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already

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redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A or Class T shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class A or Class T shares for Class F shares to be held in the program, any Class A or Class T sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account. No contingent deferred sales charge will be assessed as part of the share class conversion.

Moving between Class F shares — If you are part of a qualified fee-based program that offers Class F shares, you may exchange your Class F shares for any other Class F shares to be held in the program. For example, if you hold Class F-2 shares, you may exchange your shares for Class F-1 or Class F-3 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund will be reportable.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by Capital Client Group, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

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Other purchases

In addition, American Funds Class A and Class 529-A shares may be offered at net asset value to companies exchanging securities with the fund through a merger, acquisition or exchange offer and to certain individuals meeting the criteria described above who invested in Class A and Class 529-A shares before Class F-2 and Class 529-F-2 shares were made available under this privilege.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

Class F-2 and Class 529-F-2 purchases

If requested, American Funds Class F-2 and Class 529-F-2 shares will be sold to:

(1)

current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to the funds managed by Capital Research and Management Company, current or retired employees of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; and

(2)	The Capital Group Companies, Inc. and its affiliated companies.

Once an account in Class F-2 or Class 529-F-2 is established under this privilege, additional investments can be made in Class F-2 or Class 529-F-2 for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Moving between accounts — American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Investors may not move investments from a Capital Bank & Trust Company SIMPLE IRA Plus to a Capital Bank & Trust Company SIMPLE IRA unless it is part of a plan transfer or to a current employer’s Capital Bank & Trust Company SIMPLE IRA plan.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

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Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below. Class A-2 shares of Capital Group KKR Public-Private+ Funds are not eligible for the sales charge reductions noted below.

Statement of intention — By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase eligible shares of Capital Group Funds (excluding American Funds U.S. Government Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

The Statement period may be extended in cases where the fund’s distributor determines it is appropriate to do so; for example in periods when there are extenuating circumstances such as a natural disaster that may limit an individual’s ability to meet the investment required under the Statement.

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Aggregation — Qualifying investments for aggregation include purchases of eligible classes of shares of the Capital Group Funds made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by Capital Client Group, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by Capital Client Group, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the

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customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining simultaneous purchases of all eligible classes of shares in Capital Group Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all eligible share classes of Capital Group Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your Capital Group Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals.

You must contact your financial professional or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).

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If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your Capital Group Funds and applicable American Legacy accounts.

Reducing your Class T sales charge — As described in the prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

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CDSC waivers for Class A and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) will be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC will be waived for the following types of transactions, if they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

· Required minimum distributions taken from retirement accounts in accordance with IRS regulations.

· Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The CDSC on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the CDSC would be outweighed by the cost of applying it.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Commonwealth Savers Plan as an option for additional investment within CollegeAmerica.

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Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (normally seven business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), the fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a redemption order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

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Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except Class T shares and the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this statement of additional information. Investors should consult their financial intermediary for further information.

The Income Fund of America — Page 96

Automatic exchanges — For all share classes other than Class T shares, you may automatically exchange shares of the same class in amounts of $50 or more among any Capital Group Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds or Emerging Markets Equities Fund, Inc. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your financial professional or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American Funds Service Company and capitalgroup.com — You may check your share balance, the price of your shares or your most recent account transaction or redeem or exchange shares by calling American Funds Service Company at (800) 421-4225 or using capitalgroup.com. Redemptions and exchanges through American Funds Service Company and capitalgroup.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, please contact American Funds Service Company for assistance. Once you establish this privilege, you, your financial professional or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone or the Internet (including capitalgroup.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may

The Income Fund of America — Page 97

also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

The Income Fund of America — Page 98

General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JP Morgan Chase Bank N.A., 270 Park Avenue, New York, NY 10017-2070, as custodian. If the fund holds securities of issuers outside the United States, the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the United States or branches of U.S. banks outside the United States.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based on the number of accounts serviced or a percentage of fund assets, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

During the 2025 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties, were:

Transfer agent fee
Class A	$43,029,000
Class C	738,000
Class T	—*
Class F-1	2,603,000
Class F-2	15,809,000
Class F-3	38,000
Class 529-A	932,000
Class 529-C	22,000
Class 529-E	13,000
Class 529-T	—*
Class 529-F-1	—*
Class 529-F-2	58,000
Class 529-F-3	—*
Class R-1	55,000
Class R-2	1,171,000
Class R-2E	80,000
Class R-3	942,000
Class R-4	739,000
Class R-5E	306,000
Class R-5	82,000
Class R-6	147,000

*Amount less than $1,000.

The Income Fund of America — Page 99

Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, serves as the fund’s independent registered public accounting firm, providing audit services and review of certain documents to be filed with the SEC. Deloitte Tax LLP prepares tax returns for the fund. The financial statements and financial highlights of the fund included in this statement of additional information that are from the fund's Form N-CSR for the most recent fiscal year have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Morgan, Lewis & Bockius LLP, One Federal Street, Boston, MA 02110-1726, serves as independent legal counsel (“counsel”) for the fund and for independent trustees in their capacities as such. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the fund, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on July 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s expenses, key statistics, holdings information and investment results (annual report only). Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at capitalgroup.com/prospectus. The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, capitalgroup.com. Shareholders who elect to receive documents electronically will receive such documents in electronic form and will not receive documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the Capital Group organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

The Income Fund of America — Page 100

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — July 31, 2025

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$26.56
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$28.18

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The fund’s financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the fund’s Form N-CSR, are included in this statement of additional information.

The Income Fund of America — Page 101

Fund numbers — Here are the fund numbers for use when making share transactions:

	Fund numbers
Fund	Class A	Class A-2	Class A-3	Class C	Class T	Class F-1	Class F-2	Class F-3
Stock and stock/fixed income funds
AMCAP Fund®	002	N/A	N/A	302	43002	402	602	702
American Balanced Fund®	011	N/A	N/A	311	43011	411	611	711
American Funds® Developing World Growth and Income Fund	30100	N/A	N/A	33100	43100	34100	36100	37100
American Funds® Global Balanced Fund	037	N/A	N/A	337	43037	437	637	737
American Funds® Global Insight Fund	30122	N/A	N/A	33122	43122	34122	36122	37122
American Funds® International Vantage Fund	30123	N/A	N/A	33123	43123	34123	36123	37123
American Mutual Fund®	003	N/A	N/A	303	43003	403	603	703
Capital Income Builder®	012	N/A	N/A	312	43012	412	612	712
Capital World Growth and Income Fund®	033	N/A	N/A	333	43033	433	633	733
EUPAC Fund™	016	N/A	N/A	316	43016	416	616	716
Fundamental Investors®	010	N/A	N/A	310	43010	410	610	710
The Growth Fund of America®	005	N/A	N/A	305	43005	405	605	705
The Income Fund of America®	006	N/A	N/A	306	43006	406	606	706
International Growth and Income Fund	034	N/A	N/A	334	43034	434	634	734
The Investment Company of America®	004	N/A	N/A	304	43004	404	604	704
The New Economy Fund®	014	N/A	N/A	314	43014	414	614	714
New Perspective Fund®	007	N/A	N/A	307	43007	407	607	707
New World Fund®	036	N/A	N/A	336	43036	436	636	736
SMALLCAP World Fund®	035	N/A	N/A	335	43035	435	635	735
Washington Mutual Investors Fund	001	N/A	N/A	301	43001	401	601	701
Fixed income funds
American Funds® Core Plus Bond Fund	30410	N/A	N/A	33410	N/A	34410	36410	37410
American Funds Emerging Markets Bond Fund ®	30114	N/A	N/A	33114	43114	34114	36114	37114
American Funds Corporate Bond Fund ®	032	N/A	N/A	332	43032	432	632	732
American Funds Inflation Linked Bond Fund®	060	N/A	N/A	360	43060	460	660	760
American Funds Mortgage Fund®	042	N/A	N/A	342	43042	442	642	742
American Funds® Multi-Sector Income Fund	30126	N/A	N/A	33126	43126	34126	36126	37126
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	N/A	N/A	43039	439	639	739
American Funds® Strategic Bond Fund	30112	N/A	N/A	33112	43112	34112	36112	37112
American Funds Tax-Exempt Fund of New York®	041	N/A	N/A	341	43041	441	641	741
American High-Income Municipal Bond Fund®	040	N/A	N/A	340	43040	440	640	740
American High-Income Trust®	021	N/A	N/A	321	43021	421	621	721
The Bond Fund of America®	008	N/A	N/A	308	43008	408	608	708
Capital Group KKR Core Plus+	30400	39400	61400	N/A	N/A	N/A	36400	37400
Capital Group KKR Multi-Sector+	30401	39401	61401	N/A	N/A	N/A	36401	37401
Capital World Bond Fund®	031	N/A	N/A	331	43031	431	631	731
Intermediate Bond Fund of America®	023	N/A	N/A	323	43023	423	623	723
Limited Term Tax-Exempt Bond Fund of America®	043	N/A	N/A	343	43043	443	643	743
Short-Term Bond Fund of America®	048	N/A	N/A	348	43048	448	648	748
The Tax-Exempt Bond Fund of America®	019	N/A	N/A	319	43019	419	619	719
The Tax-Exempt Fund of California®	020	N/A	N/A	320	43020	420	620	720
U.S. Government Securities Fund®	022	N/A	N/A	322	43022	422	622	722

The Income Fund of America — Page 102

	Fund numbers
Fund	Class A	Class A-2	Class A-3	Class C	Class T	Class F-1	Class F-2	Class F-3
Money market fund
American Funds® U.S. Government Money Market Fund	059	N/A	N/A	359	43059	459	659	759

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
Stock and stock/fixed income funds
AMCAP Fund	1002	1302	1502	46002	1402	1602	1702	N/A	N/A
American Balanced Fund	1011	1311	1511	46011	1411	1611	1711	N/A	N/A
American Funds Developing World Growth and Income Fund	10100	13100	15100	46100	14100	16100	17100	N/A	N/A
American Funds Global Balanced Fund	1037	1337	1537	46037	1437	1637	1737	N/A	N/A
American Funds Global Insight Fund	10122	13122	15122	46122	14122	16122	17122	N/A	N/A
American Funds International Vantage Fund	10123	13123	15123	46123	14123	16123	17123	N/A	N/A
American Mutual Fund	1003	1303	1503	46003	1403	1603	1703	N/A	N/A
Capital Income Builder	1012	1312	1512	46012	1412	1612	1712	N/A	N/A
Capital World Growth and Income Fund	1033	1333	1533	46033	1433	1633	1733	N/A	N/A
EUPAC Fund	1016	1316	1516	46016	1416	1616	1716	N/A	N/A
Fundamental Investors	1010	1310	1510	46010	1410	1610	1710	N/A	N/A
The Growth Fund of America	1005	1305	1505	46005	1405	1605	1705	N/A	N/A
The Income Fund of America	1006	1306	1506	46006	1406	1606	1706	N/A	N/A
International Growth and Income Fund	1034	1334	1534	46034	1434	1634	1734	N/A	N/A
The Investment Company of America	1004	1304	1504	46004	1404	1604	1704	N/A	N/A
The New Economy Fund	1014	1314	1514	46014	1414	1614	1714	N/A	N/A
New Perspective Fund	1007	1307	1507	46007	1407	1607	1707	N/A	N/A
New World Fund	1036	1336	1536	46036	1436	1636	1736	N/A	N/A
SMALLCAP World Fund	1035	1335	1535	46035	1435	1635	1735	N/A	N/A
Washington Mutual Investors Fund	1001	1301	1501	46001	1401	1601	1701	N/A	N/A
Fixed income funds
American Funds® Core Plus Bond Fund	10410	13410	15410	N/A	14410	16410	17410	N/A	N/A
American Funds Emerging Markets Bond Fund	10114	13114	15114	46114	14114	16114	17114	N/A	N/A
American Funds Corporate Bond Fund	1032	1332	1532	46032	1432	1632	1732	N/A	N/A
American Funds Inflation Linked Bond Fund	1060	1360	1560	46060	1460	1660	1760	N/A	N/A
American Funds Mortgage Fund	1042	1342	1542	46042	1442	1642	1742	N/A	N/A
American Funds Multi-Sector Income Fund	10126	13126	15126	46126	14126	16126	17126	N/A	N/A
American Funds Strategic Bond Fund	10112	13112	15112	46112	14112	16112	17112	N/A	N/A
American High-Income Trust	1021	1321	1521	46021	1421	1621	1721	N/A	N/A
The Bond Fund of America	1008	1308	1508	46008	1408	1608	1708	N/A	N/A
Capital World Bond Fund	1031	1331	1531	46031	1431	1631	1731	N/A	N/A
Intermediate Bond Fund of America	1023	1323	1523	46023	1423	1623	1723	N/A	N/A
Short-Term Bond Fund of America	1048	1348	1548	46048	1448	1648	1748	N/A	N/A
U.S. Government Securities Fund	1022	1322	1522	46022	1422	1622	1722	N/A	N/A
Money market fund
American Funds U.S. Government Money Market Fund	1059	1359	1559	46059	1459	1659	1759	48059	60059

The Income Fund of America — Page 103

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
Stock and stock/fixed income funds
AMCAP Fund	2102	2202	4102	2302	2402	2702	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2711	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	27100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2737	2537	2637
American Funds Global Insight Fund	21122	22122	41122	23122	24122	27122	25122	26122
American Funds International Vantage Fund	21123	22123	41123	23123	24123	27123	25123	26123
American Mutual Fund	2103	2203	4103	2303	2403	2703	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2712	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2733	2533	2633
EUPAC Fund	2116	2216	4116	2316	2416	2716	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2710	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2705	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2706	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	27034	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2704	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2714	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2707	2507	2607
New World Fund	2136	2236	4136	2336	2436	2736	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2735	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2701	2501	2601
Fixed income funds
American Funds® Core Plus Bond Fund	21410	22410	41410	23410	24410	27410	25410	26410
American Funds Emerging Markets Bond Fund	21114	22114	41114	23114	24114	27114	25114	26114
American Funds Corporate Bond Fund	2132	2232	4132	2332	2432	2732	2532	2632
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2760	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2742	2542	2642
American Funds Multi-Sector Income Fund	21126	22126	41126	23126	24126	27126	25126	26126
American Funds Strategic Bond Fund	21112	22112	41112	23112	24112	27112	25112	26112
American High-Income Trust	2121	2221	4121	2321	2421	2721	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2708	2508	2608
Capital Group KKR Core Plus+	N/A	N/A	N/A	N/A	N/A	N/A	N/A	26400
Capital Group KKR Multi-Sector+	N/A	N/A	N/A	N/A	N/A	N/A	N/A	26401
Capital World Bond Fund	2131	2231	4131	2331	2431	2731	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2723	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2748	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2722	2522	2622
Money market fund
American Funds U.S. Government Money Market Fund	2159	2259	4159	2359	2459	2759	2559	2659

The Income Fund of America — Page 104

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Target Date Retirement Series®
American Funds® 2070 Target Date Retirement Fund	30187	33187	43187	34187	36187	37187
American Funds® 2065 Target Date Retirement Fund	30185	33185	43185	34185	36185	37185
American Funds 2060 Target Date Retirement Fund®	083	383	43083	483	683	783
American Funds 2055 Target Date Retirement Fund®	082	382	43082	482	682	782
American Funds 2050 Target Date Retirement Fund®	069	369	43069	469	669	769
American Funds 2045 Target Date Retirement Fund®	068	368	43068	468	668	768
American Funds 2040 Target Date Retirement Fund®	067	367	43067	467	667	767
American Funds 2035 Target Date Retirement Fund®	066	366	43066	466	36066	766
American Funds 2030 Target Date Retirement Fund®	065	365	43065	465	665	765
American Funds 2025 Target Date Retirement Fund®	064	364	43064	464	664	764
American Funds 2020 Target Date Retirement Fund®	063	363	43063	463	663	763
American Funds 2015 Target Date Retirement Fund®	062	362	43062	462	662	762
American Funds 2010 Target Date Retirement Fund®	061	361	43061	461	661	761

The Income Fund of America — Page 105

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds® 2070 Target Date Retirement Fund	21187	22187	41187	23187	24187	27187	25187	26187
American Funds® 2065 Target Date Retirement Fund	21185	22185	41185	23185	24185	27185	25185	26185
American Funds 2060 Target Date Retirement Fund®	2183	2283	4183	2383	2483	2783	2583	2683
American Funds 2055 Target Date Retirement Fund®	2182	2282	4182	2382	2482	2782	2582	2682
American Funds 2050 Target Date Retirement Fund®	2169	2269	4169	2369	2469	2769	2569	2669
American Funds 2045 Target Date Retirement Fund®	2168	2268	4168	2368	2468	2768	2568	2668
American Funds 2040 Target Date Retirement Fund®	2167	2267	4167	2367	2467	2767	2567	2667
American Funds 2035 Target Date Retirement Fund®	2166	2266	4166	2366	2466	2766	2566	2666
American Funds 2030 Target Date Retirement Fund®	2165	2265	4165	2365	2465	2765	2565	2665
American Funds 2025 Target Date Retirement Fund®	2164	2264	4164	2364	2464	2764	2564	2664
American Funds 2020 Target Date Retirement Fund®	2163	2263	4163	2363	2463	2763	2563	2663
American Funds 2015 Target Date Retirement Fund®	2162	2262	4162	2362	2462	2762	2562	2662
American Funds 2010 Target Date Retirement Fund®	2161	2261	4161	2361	2461	2761	2561	2661

The Income Fund of America — Page 106

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3
American Funds College Target Date Series®
American Funds® College 2042 Fund	10144	13144	15144	46144	14144	16144	17144
American Funds® College 2039 Fund	10136	13136	15136	46136	14136	16136	17136
American Funds® College 2036 Fund	10125	13125	15125	46125	14125	16125	17125
American Funds College 2033 Fund®	10103	13103	15103	46103	14103	16103	17103
American Funds College 2030 Fund®	1094	1394	1594	46094	1494	1694	1794
American Funds College 2027 Fund®	1093	1393	1593	46093	1493	1693	1793
American Funds College Enrollment Fund®	1088	1388	1588	46088	1488	1688	1788

The Income Fund of America — Page 107

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds® Portfolio Series
American Funds® Global Growth Portfolio	055	355	43055	455	655	755
American Funds® Growth Portfolio	053	353	43053	453	653	753
American Funds® Growth and Income Portfolio	051	351	43051	451	651	751
American Funds® Moderate Growth and Income Portfolio	050	350	43050	450	650	750
American Funds® Conservative Growth and Income Portfolio	047	347	43047	447	647	747
American Funds® Tax-Aware Conservative Growth and Income Portfolio	046	346	43046	446	646	746
American Funds® Preservation Portfolio	045	345	43045	445	645	745
American Funds® Tax-Exempt Preservation Portfolio	044	344	43044	444	644	744

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
American Funds Global Growth Portfolio	1055	1355	1555	46055	1455	1655	1755	48055	60055
American Funds Growth Portfolio	1053	1353	1553	46053	1453	1653	1753	48053	60053
American Funds Growth and Income Portfolio	1051	1351	1551	46051	1451	1651	1751	48051	60051
American Funds Moderate Growth and Income Portfolio	1050	1350	1550	46050	1450	1650	1750	48050	60050
American Funds Conservative Growth and Income Portfolio	1047	1347	1547	46047	1447	1647	1747	48047	60047
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1345	1545	46045	1445	1645	1745	48045	60045
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2755	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2753	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2751	2551	2651
American Funds Moderate Growth and Income Portfolio	2150	2250	4150	2350	2450	2750	2550	2650
American Funds Conservative Growth and Income Portfolio	2147	2247	4147	2347	2447	2747	2547	2647
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2745	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

The Income Fund of America — Page 108

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds® Retirement Income Portfolio Series
American Funds® Retirement Income Portfolio – Conservative	30109	33109	43109	34109	36109	37109
American Funds® Retirement Income Portfolio – Moderate	30110	33110	43110	34110	36110	37110
American Funds® Retirement Income Portfolio – Enhanced	30111	33111	43111	34111	36111	37111

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	27109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	27110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	27111	25111	26111

The Income Fund of America — Page 109

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, S&P Global Ratings and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating scale

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

The Income Fund of America — Page 110

S&P Global Ratings
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

The Income Fund of America — Page 111

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

Indicates that a rating has not been assigned or is no longer assigned.

The Income Fund of America — Page 112

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

· The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

· The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

· Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

The Income Fund of America — Page 113

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

· The selective payment default on a specific class or currency of debt;

· The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

· The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

· Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

The Income Fund of America — Page 114

Description of commercial paper ratings

Moody’s

Global short-term rating scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P Global Ratings

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

The Income Fund of America — Page 115

Investment portfolio July 31, 2025

Common stocks 67.89%	Shares	Value (000)
Financials 15.23%
JPMorgan Chase & Co.	6,901,108	$2,044,384
Citigroup, Inc.	14,998,512	1,405,360
CME Group, Inc., Class A	4,700,084	1,307,939
Fifth Third Bancorp	22,133,775	920,101
Ares Management Corp., Class A	4,955,917	919,471
CaixaBank SA, non-registered shares	97,292,991	915,140
Carlyle Group, Inc. (The)	14,424,698	875,002
Brookfield Asset Management, Ltd., Class A	13,090,437	807,287
Synchrony Financial	11,083,201	772,167
UniCredit SpA	9,723,645	715,374
Goldman Sachs Group, Inc.	898,702	650,292
Citizens Financial Group, Inc.	12,133,604	579,016
Bank of America Corp.	11,645,542	550,485
Morgan Stanley	3,517,701	501,132
Apollo Asset Management, Inc.	2,993,772	435,055
NatWest Group PLC	60,328,983	418,772
MS&AD Insurance Group Holdings, Inc.	18,363,300	391,182
American International Group, Inc.	5,000,000	388,150
AXA SA	7,381,189	358,723
BlackRock, Inc.	307,624	340,235
Power Corporation of Canada, subordinate voting shares	7,947,322	320,279
Banco Bilbao Vizcaya Argentaria SA	17,732,700	295,996
ING Groep NV	12,445,797	289,202
Zurich Insurance Group AG	392,519	267,041
PICC Property and Casualty Co., Ltd., Class H	125,000,000	260,011
Progressive Corp.	1,066,700	258,184
Blackstone, Inc.	1,477,751	255,592
Allianz SE	619,243	245,249
National Bank of Canada	2,181,865	226,957
3i Group PLC	4,110,000	224,720
DBS Group Holdings, Ltd.	6,105,477	224,101
Munchener Ruckversicherungs-Gesellschaft AG	318,703	209,378
Partners Group Holding AG	124,045	166,338
Nordnet AB	6,000,000	161,526
Aviva PLC	18,123,287	154,777
Manulife Financial Corp.	4,595,192	142,174
KB Financial Group, Inc.	1,721,838	136,936
B3 SA - Brasil, Bolsa, Balcao	60,301,822	135,475
ICICI Bank, Ltd.	7,315,730	123,520
Mizuho Financial Group, Inc.	4,023,400	118,023
National Bank of Greece SA	8,041,354	112,605
Islandsbanki hf. (a)	100,744,765	102,561
Bank Leumi le-Israel BM	4,727,319	87,432
Qualitas Controladora, SAB de CV (b)	8,439,995	76,441
Bank Hapoalim BM	4,024,613	75,533
Wells Fargo & Co.	869,127	70,078
Skandinaviska Enskilda Banken AB, Class A	3,739,101	65,289
Macquarie Group, Ltd.	457,380	63,122
BNP Paribas SA	584,948	53,288
PNC Financial Services Group, Inc.	171,428	32,618
Credicorp, Ltd.	105,083	24,905
KKR & Co., Inc.	164,019	24,042
Ally Financial, Inc.	525,099	19,875
Erste Group Bank AG	211,451	19,334
Brookfield Corp., Class A	207,530	13,915
AIA Group, Ltd.	1,319,800	12,349
Banco Santander SA	1,033,615	8,881
Sberbank of Russia PJSC (c)	25,683,200	— (d)
		20,373,014

The Income Fund of America	1

Common stocks (continued)	Shares	Value (000)
Consumer staples 7.91%
Philip Morris International, Inc.	24,590,854	$4,034,130
Nestle SA	15,690,597	1,368,378
Keurig Dr Pepper, Inc.	23,198,831	757,442
Sysco Corp.	8,133,138	647,398
Coca-Cola Co.	8,954,694	607,934
Procter & Gamble Co.	2,911,194	438,047
Kimberly-Clark Corp.	2,980,456	371,424
Altria Group, Inc.	5,335,391	330,474
Hershey Co.	1,500,000	279,195
Bunge Global SA	3,272,054	260,979
Unilever PLC	4,000,000	232,649
British American Tobacco PLC	4,136,368	221,421
General Mills, Inc.	4,390,196	215,032
Target Corp.	1,633,848	164,202
Kenvue, Inc.	7,431,490	159,331
Mondelez International, Inc., Class A	1,827,808	118,241
Pernod Ricard SA (b)	1,000,000	102,821
Imperial Brands PLC	1,999,525	77,948
PepsiCo, Inc.	484,503	66,823
WH Group, Ltd.	49,532,000	49,926
Tyson Foods, Inc., Class A	577,683	30,213
Viva Wine Group AB (a)(b)	4,500,000	18,233
Wal-Mart de Mexico, SAB de CV, Series V	3,533,339	10,415
Kweichow Moutai Co., Ltd., Class A	29,000	5,738
Scandinavian Tobacco Group A/S	437,503	5,725
Coca-Cola FEMSA, SAB de CV (ADR)	60,363	5,013
		10,579,132

Health care 7.07%
Gilead Sciences, Inc.	19,619,859	2,203,114
CVS Health Corp.	22,527,182	1,398,938
Amgen, Inc.	4,003,635	1,181,473
Sanofi (b)	10,243,695	930,841
AbbVie, Inc.	4,874,540	921,386
Medtronic PLC	8,543,439	770,960
AstraZeneca PLC	5,226,420	762,285
UnitedHealth Group, Inc.	2,356,797	588,162
Novo Nordisk AS, Class B	4,424,844	204,243
Johnson & Johnson	924,187	152,251
GSK PLC	7,980,524	146,982
Takeda Pharmaceutical Co., Ltd.	4,245,700	116,697
Rotech Healthcare, Inc. (a)(c)(e)(f)	543,172	40,895
Endo, Inc. (e)	1,154,586	27,237
Endo, Inc., 1L 7.50% Escrow (c)(e)	79,502,000	— (d)
Sandoz Group AG	167,000	9,523
		9,454,987

Information technology 6.47%
Broadcom, Inc.	9,672,735	2,840,882
Taiwan Semiconductor Manufacturing Co., Ltd.	42,710,786	1,649,841
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,471,300	355,496
Microsoft Corp.	3,082,685	1,644,612
International Business Machines Corp.	4,152,971	1,051,325
MediaTek, Inc.	8,857,000	404,102
Texas Instruments, Inc.	1,495,236	270,727
Diebold Nixdorf, Inc. (a)(e)	4,521,627	254,522
Tokyo Electron, Ltd.	658,350	103,032
Seagate Technology Holdings PLC	393,724	61,819
Microchip Technology, Inc.	365,704	24,718
		8,661,076

2	The Income Fund of America

Common stocks (continued)	Shares	Value (000)
Energy 6.41%
EOG Resources, Inc.	17,540,866	$2,105,255
Canadian Natural Resources, Ltd. (CAD denominated)	39,270,006	1,243,059
Chevron Corp.	5,785,543	877,320
Exxon Mobil Corp.	6,349,952	708,909
Shell PLC (GBP denominated)	18,389,797	659,868
Shell PLC (EUR denominated)	570,856	20,526
Baker Hughes Co., Class A	13,079,995	589,254
Schlumberger NV	13,266,388	448,404
Tourmaline Oil Corp. (b)	8,796,534	374,373
TotalEnergies SE	3,920,057	232,934
Expand Energy Corp.	2,182,905	228,725
Enbridge, Inc.	5,000,000	226,450
Diamondback Energy, Inc.	1,388,555	206,423
ConocoPhillips	1,715,000	163,508
TC Energy Corp. (CAD denominated)	2,668,721	127,427
Cenovus Energy, Inc. (CAD denominated)	6,150,950	93,623
Viper Energy, Inc., Class A	2,055,633	77,415
Halliburton Co.	3,247,392	72,741
Ascent Resources, LLC, Class A (c)(f)	1,102,146	54,479
HF Sinclair Corp.	1,022,000	44,907
DT Midstream, Inc.	113,913	11,702
New Fortress Energy, Inc., Class A (e)	1,971,128	5,371
Altera Infrastructure, LP (c)	80,900	2,498
Mesquite Energy, Inc. (c)(e)	25,913	1,469
Bighorn Permian Resources, LLC (c)	17,183	— (d)
		8,576,640

Industrials 5.26%
BAE Systems PLC	81,296,131	1,935,013
Lockheed Martin Corp.	1,972,338	830,315
RTX Corp.	4,237,072	667,635
L3Harris Technologies, Inc.	1,393,700	383,017
PACCAR, Inc.	3,795,216	374,816
3M Co.	2,181,535	325,529
ITOCHU Corp.	6,000,000	315,996
Johnson Controls International PLC	2,779,737	291,872
Norfolk Southern Corp.	818,000	227,404
Emerson Electric Co.	1,532,420	222,982
Watsco, Inc.	434,018	195,690
Caterpillar, Inc.	415,639	182,058
Paychex, Inc.	1,142,527	164,901
Siemens AG	582,312	149,329
Ventia Services Group Pty, Ltd.	34,829,353	115,997
Deutsche Post AG	2,315,862	104,183
Valmet OYJ (b)	2,850,000	102,660
Volvo AB, Class B	3,436,750	98,448
United Parcel Service, Inc., Class B	1,000,000	86,160
Southwest Airlines Co.	2,521,638	77,994
Robert Half, Inc.	1,584,960	58,501
Inwido AB	2,500,000	46,489
Bureau Veritas SA	1,218,228	37,434
Regal Rexnord Corp.	134,000	20,486
General Dynamics Corp.	35,000	10,906
Marubeni Corp.	457,200	9,352
		7,035,167

Consumer discretionary 5.16%
Starbucks Corp.	15,653,967	1,395,708
Darden Restaurants, Inc.	5,361,414	1,081,236
Industria de Diseno Textil SA	20,282,221	969,648
Home Depot, Inc.	2,624,193	964,417
Restaurant Brands International, Inc. (b)	10,712,603	726,957
Evolution AB	4,402,271	391,133
Vail Resorts, Inc. (a)	1,857,734	279,143
Compagnie Generale des Etablissements Michelin	6,000,000	213,639

The Income Fund of America	3

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
NIKE, Inc., Class B	2,080,914	$155,424
Compagnie Financiere Richemont SA, Class A	888,595	144,603
McDonald’s Corp.	400,331	120,127
Domino’s Pizza Group PLC (a)	30,671,123	97,162
Puuilo OYJ (a)	5,509,640	85,841
Midea Group Co., Ltd., Class A	7,391,465	71,889
Accor SA	1,294,017	65,764
Hyundai Motor Co.	416,000	63,582
Las Vegas Sands Corp.	854,598	44,781
Aimbridge Topco, LLC (c)(e)	297,303	22,381
Hasbro, Inc.	153,315	11,523
Party City Holdco, Inc. (a)(c)(e)	1,566,483	— (d)
Party City Holdco, Inc. (a)(c)(e)(g)	15,639	— (d)
NMG Parent, LLC (c)(e)	61,091	— (d)
		6,904,958

Utilities 4.59%
National Grid PLC	72,501,199	1,018,478
FirstEnergy Corp.	23,663,438	1,010,665
Brookfield Infrastructure Partners, LP	22,376,603	695,555
Southern Co. (The)	7,074,409	668,390
DTE Energy Co.	4,801,978	664,642
Dominion Energy, Inc.	9,713,059	567,728
Pinnacle West Capital Corp.	5,453,030	494,154
NextEra Energy, Inc.	3,718,769	264,256
Public Service Enterprise Group, Inc.	1,750,000	157,133
AES Corp.	11,915,891	156,694
Veolia Environnement SA (b)	4,587,788	155,220
CenterPoint Energy, Inc.	3,500,244	135,879
CPFL Energia SA	10,301,000	69,740
Talen Energy Corp. (e)	175,287	66,183
Duke Energy Corp.	182,442	22,192
		6,146,909

Communication services 3.78%
AT&T, Inc.	38,003,558	1,041,677
Publicis Groupe SA	10,932,769	991,557
Comcast Corp., Class A	23,474,849	780,069
Koninklijke KPN NV	144,369,348	645,311
Singapore Telecommunications, Ltd.	175,434,500	523,076
Verizon Communications, Inc.	9,492,000	405,878
NetEase, Inc.	8,012,100	209,030
NetEase, Inc. (ADR)	1,198,161	156,120
Deutsche Telekom AG	8,371,039	300,032
DSG TopCo, Inc. (e)	36,863	536
Clear Channel Outdoor Holdings, Inc. (b)(e)	152,827	162
Cumulus Media, Inc., Class A (e)	217,532	30
		5,053,478

Materials 3.33%
Agnico Eagle Mines, Ltd.	9,830,897	1,220,419
International Paper Co.	8,310,980	388,455
Smurfit Westrock PLC	8,292,449	368,019
Southern Copper Corp.	3,775,851	355,534
Barrick Mining Corp.	16,415,500	346,695
Newmont Corp.	4,638,953	288,079
Lundin Mining Corp.	24,403,237	249,210
Packaging Corporation of America	1,229,648	238,244
Air Products and Chemicals, Inc.	640,174	184,293
Eastman Chemical Co.	2,470,037	179,349
Rio Tinto PLC	2,830,600	168,083
Glencore PLC	34,348,125	137,814
LyondellBasell Industries NV	1,750,000	101,378
Dow, Inc.	2,498,988	58,201

4	The Income Fund of America

Common stocks (continued)	Shares	Value (000)
Materials (continued)
International Flavors & Fragrances, Inc.	753,785	$53,541
Aura Minerals, Inc. (b)	1,620,102	39,482
Vale SA, ordinary nominative shares	3,679,000	35,124
Endeavour Mining PLC	858,800	25,784
Solidcore Resources PLC (e)	6,162,000	23,108
Anglo American PLC	24,957	706
Venator Materials PLC (a)(c)(e)	53,540	— (d)
		4,461,518

Real estate 2.68%
American Tower Corp. REIT	2,768,989	577,030
VICI Properties, Inc. REIT	16,017,161	522,159
UDR, Inc. REIT	9,092,882	357,259
Simon Property Group, Inc. REIT	2,054,584	336,520
Prologis, Inc. REIT	2,718,366	290,267
Lineage, Inc. REIT	5,735,614	247,492
Extra Space Storage, Inc. REIT	1,642,792	220,726
Mid-America Apartment Communities, Inc. REIT	1,453,466	207,017
Iron Mountain, Inc. REIT	2,117,169	206,128
CTP NV	9,500,000	201,236
Crown Castle, Inc. REIT	1,580,000	166,042
Lamar Advertising Co. REIT, Class A	903,020	110,394
Public Storage REIT	225,000	61,186
Brixmor Property Group, Inc. REIT	1,655,326	43,254
Essential Properties Realty Trust, Inc. REIT	701,760	21,397
Invitation Homes, Inc. REIT	553,255	16,957
		3,585,064
Total common stocks (cost: $59,172,423,000)		90,831,943
Preferred securities 0.24%
Financials 0.23%
Itau Unibanco Holding SA, preferred nominative shares	45,000,000	282,558
AH Parent, Inc., Class A, 10.50% PIK or 10.00% Cash, perpetual cumulative preferred shares (c)(f)(h)	17,970	18,516
Citigroup, Inc., 10.942% preferred shares (i)	378,650	11,159
		312,233

Industrials 0.01%
ACR III LSC Holdings, LLC, Series B, preferred shares (c)(e)(g)	3,259	4,683
Total preferred securities (cost: $246,095,000)		316,916
Rights & warrants 0.00%
Energy 0.00%
Constellation Oil Services Holding SA, Class D, warrants, expire 6/10/2071 (c)(e)	28	— (d)
Total rights & warrants (cost: $0)		— (d)
Convertible stocks 0.92%
Industrials 0.67%
Boeing Co., Series A, convertible preferred depositary shares, 6.00% 10/15/2027	12,628,085	892,806

Financials 0.22%
KKR & Co., Inc., Class D, convertible preferred shares, 6.25% 3/1/2028	5,207,215	299,154

Information technology 0.03%
Microchip Technology, Inc., Series A, cumulative convertible preferred depositary shares, 7.50% 3/15/2028 (b)	594,259	37,385
Total convertible stocks (cost: $942,028,000)		1,229,345

The Income Fund of America	5

Convertible bonds & notes 0.01%	Principal amount (000)	Value (000)
Communication services 0.01%
EchoStar Corp., convertible notes, 3.875% PIK 11/30/2030 (h)	USD1,670	$2,119
Live Nation Entertainment, Inc., convertible notes, 2.875% 1/15/2030 (g)	17,500	18,821
Total convertible bonds & notes (cost: $19,496,000)		20,940
Bonds, notes & other debt instruments 24.37%
Corporate bonds, notes & loans 16.08%
Financials 2.69%
AerCap Ireland Capital DAC 2.45% 10/29/2026	9,166	8,925
Aero Capital Solutions, Inc., Term Loan, (1-month USD CME Term SOFR + 3.00%) 7.61% 11/17/2029 (c)(g)(i)(j)	34,230	33,973
AG Issuer, LLC 6.25% 3/1/2028 (g)	77,127	77,108
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027 (g)	24,566	25,317
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025) (g)(k)	14,750	14,832
AIB Group PLC 6.608% 9/13/2029 (USD-SOFR + 2.33% on 9/13/2028) (g)(k)	450	475
Alera Group Intermediate Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 5.50%) 9.856% 5/30/2033 (i)(j)	23,485	24,415
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027 (g)	16,855	16,514
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027 (g)	65,526	65,638
Alliant Holdings Intermediate, LLC 6.75% 4/15/2028 (g)	14,500	14,708
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029 (g)	35,215	34,706
Alliant Holdings Intermediate, LLC 7.00% 1/15/2031 (g)	32,120	33,056
Alliant Holdings Intermediate, LLC 7.375% 10/1/2032 (g)	24,135	24,840
Ally Financial, Inc. 8.00% 11/1/2031	4,026	4,545
American Express Co. 6.338% 10/30/2026 (USD-SOFR + 1.33% on 10/30/2025) (k)	11,161	11,206
American Express Co. 5.085% 1/30/2031 (USD-SOFR + 1.02% on 1/30/2030) (k)	4,000	4,086
American Express Co. 6.489% 10/30/2031 (USD-SOFR + 1.94% on 10/30/2030) (k)	8,383	9,099
American Express Co. 5.442% 1/30/2036 (USD-SOFR + 1.32% on 1/30/2035) (k)	5,898	6,016
American International Group, Inc. 5.125% 3/27/2033	3,981	4,032
AmWINS Group, Inc. 6.375% 2/15/2029 (g)	17,335	17,663
AmWINS Group, Inc. 4.875% 6/30/2029 (g)	55,605	54,055
Ardonagh Finco, Ltd. 7.75% 2/15/2031 (g)	16,675	17,401
Ardonagh Group Finance, Ltd. 8.875% 2/15/2032 (g)	19,535	20,561
Aretec Group, Inc. 7.50% 4/1/2029 (g)	61,410	61,465
Aretec Group, Inc. 10.00% 8/15/2030 (g)	17,750	19,377
Arthur J. Gallagher & Co. 5.15% 2/15/2035	5,980	5,949
Arthur J. Gallagher & Co. 5.55% 2/15/2055	1,599	1,510
AssuredPartners, Inc. 5.625% 1/15/2029 (g)	27,866	27,836
AssuredPartners, Inc., Term Loan, (3-month USD CME Term SOFR + 3.50%) 7.858% 2/14/2031 (i)(j)	15,244	15,289
Athene Global Funding 4.86% 8/27/2026 (g)	2,500	2,509
Banco Santander SA 5.147% 8/18/2025	3,400	3,400
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029) (k)	6,995	6,515
Bank of America Corp. 2.087% 6/14/2029 (USD-SOFR + 1.06% on 6/14/2028) (k)	4,185	3,919
Bank of America Corp. 5.819% 9/15/2029 (USD-SOFR + 1.57% on 9/15/2028) (k)	6,625	6,884
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033) (k)	12,134	12,366
Bank of America Corp. 5.872% 9/15/2034 (USD-SOFR + 1.84% on 9/15/2033) (k)	2,829	2,981
Bank of New York Mellon Corp. 4.942% 2/11/2031 (USD-SOFR + 0.887% on 2/11/2030) (k)	2,225	2,267
Bank of New York Mellon Corp. 5.06% 7/22/2032 (USD-SOFR + 1.23% on 7/22/2031) (k)	1,280	1,306
BBVA Bancomer SA 7.625% 2/11/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.375% on 2/11/2030) (g)(k)	3,295	3,393
Blackstone Private Credit Fund 6.00% 11/22/2034	35,920	35,707
Block, Inc. 3.50% 6/1/2031	20,105	18,446
Block, Inc. 6.50% 5/15/2032	4,680	4,805
Blue Owl Capital Corp. 3.40% 7/15/2026	6,475	6,383
Blue Owl Capital Corp. 2.625% 1/15/2027	20,600	19,860
Blue Owl Capital Corp. 3.125% 4/13/2027	14,490	13,989
Blue Owl Capital Corp. 2.875% 6/11/2028	1,765	1,647
Blue Owl Credit Income Corp. 4.70% 2/8/2027	17,775	17,649
Blue Owl Credit Income Corp. 6.65% 3/15/2031	13,930	14,339
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027) (g)(k)	3,443	3,344
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028) (g)(k)	8,362	7,752
BNP Paribas SA 5.497% 5/20/2030 (USD-SOFR + 1.59% on 5/20/2029) (g)(k)	18,600	19,108
BNP Paribas SA 5.283% 11/19/2030 (USD-SOFR + 1.28% on 11/19/2029) (g)(k)	476	485
Boost Newco Borrower, LLC 7.50% 1/15/2031 (g)	15,025	15,896
BPCE SA 1.652% 10/6/2026 (USD-SOFR + 1.52% on 10/6/2025) (g)(k)	4,575	4,547
BPCE SA 5.975% 1/18/2027 (USD-SOFR + 2.10% on 1/18/2026) (g)(k)	2,008	2,019

6	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
BPCE SA 6.714% 10/19/2029 (USD-SOFR + 2.27% on 10/19/2028) (g)(k)	USD3,500	$3,705
BPCE SA 5.876% 1/14/2031 (USD-SOFR + 1.68% on 1/14/2030) (g)(k)	14,300	14,825
BPCE SA 5.389% 5/28/2031 (USD-SOFR + 1.581% on 5/28/2030) (g)(k)	12,679	12,920
BPCE SA 6.293% 1/14/2036 (USD-SOFR + 2.04% on 1/14/2035) (g)(k)	8,000	8,417
BPCE SA 6.027% 5/28/2036 (USD-SOFR + 1.956% on 5/28/2035) (g)(k)	4,510	4,657
Brown & Brown, Inc. 4.60% 12/23/2026	5,000	5,010
Brown & Brown, Inc. 4.70% 6/23/2028	1,875	1,882
Brown & Brown, Inc. 4.90% 6/23/2030	982	986
Brown & Brown, Inc. 5.25% 6/23/2032	958	970
Brown & Brown, Inc. 5.55% 6/23/2035	16,665	16,855
Brown & Brown, Inc. 6.25% 6/23/2055	16,135	16,549
CaixaBank SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028) (g)(k)	3,400	3,523
CaixaBank SA 5.673% 3/15/2030 (USD-SOFR + 1.78% on 3/15/2029) (g)(k)	16,902	17,454
CaixaBank SA 4.885% 7/3/2031 (USD-SOFR + 1.36% on 7/3/2030) (g)(k)	10,191	10,218
CaixaBank SA 6.84% 9/13/2034 (USD-SOFR + 2.77% on 9/13/2033) (g)(k)	2,000	2,200
CaixaBank SA 6.037% 6/15/2035 (USD-SOFR + 2.26% on 9/15/2034) (g)(k)	575	603
CaixaBank SA 5.581% 7/3/2036 (USD-SOFR + 1.79% on 7/3/2035) (g)(k)	362	364
Canadian Imperial Bank of Commerce 4.508% 9/11/2027 (USD-SOFR + 0.93% on 9/11/2026) (k)	3,000	2,999
Canadian Imperial Bank of Commerce 4.631% 9/11/2030 (USD-SOFR + 1.335% on 9/11/2029) (k)	1,272	1,273
Capital One Financial Corp. 5.70% 2/1/2030 (USD-SOFR + 1.905% on 2/1/2029) (k)	742	766
Capital One Financial Corp. 6.051% 2/1/2035 (USD-SOFR + 2.26% on 2/1/2034) (k)	7,067	7,365
Capital One Financial Corp. 5.884% 7/26/2035 (USD-SOFR + 1.99% on 7/26/2034) (k)	13,869	14,328
Chubb INA Holdings, LLC 3.35% 5/3/2026	765	759
Chubb INA Holdings, LLC 4.65% 8/15/2029	3,000	3,040
Chubb INA Holdings, LLC 5.00% 3/15/2034	8,345	8,440
Citibank, NA 4.914% 5/29/2030	9,400	9,550
Citigroup, Inc. 5.61% 9/29/2026 (USD-SOFR + 1.546% on 12/29/2025) (k)	14,295	14,313
Citigroup, Inc. 3.668% 7/24/2028 (3-month USD CME Term SOFR + 1.652% on 7/24/2027) (k)	700	689
Citigroup, Inc. 4.786% 3/4/2029 (USD-SOFR + 0.87% on 3/4/2028) (k)	11,000	11,060
Citigroup, Inc. 2.572% 6/3/2031 (USD-SOFR + 2.107% on 6/3/2030) (k)	18,363	16,657
Citigroup, Inc. 2.52% 11/3/2032 (USD-SOFR + 1.177% on 11/3/2031) (k)	4,748	4,146
Citigroup, Inc. 6.02% 1/24/2036 (USD-SOFR + 1.83% on 1/24/2035) (k)	1,950	1,999
Citigroup, Inc. 5.333% 3/27/2036 (USD-SOFR + 1.465% on 3/27/2035) (k)	3,532	3,550
Citizens Financial Group, Inc. 5.841% 1/23/2030 (USD-SOFR + 2.01% on 1/23/2029) (k)	20,140	20,801
CME Group, Inc. 3.75% 6/15/2028	5,875	5,816
Coinbase Global, Inc. 3.375% 10/1/2028 (g)	115,458	108,736
Coinbase Global, Inc. 3.625% 10/1/2031 (g)	83,345	74,668
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029 (g)	54,625	50,795
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032 (g)	24,745	21,701
Cooperatieve Rabobank UA 4.375% 8/4/2025	7,500	7,500
Corebridge Financial, Inc. 3.65% 4/5/2027	7,215	7,111
Corebridge Financial, Inc. 3.85% 4/5/2029	7,448	7,279
Corebridge Financial, Inc. 3.90% 4/5/2032	2,303	2,166
Corebridge Financial, Inc. 4.35% 4/5/2042	1,622	1,359
Corebridge Financial, Inc. 4.40% 4/5/2052	2,907	2,328
Corebridge Global Funding 5.35% 6/24/2026 (g)	2,500	2,518
Corebridge Global Funding 5.20% 6/24/2029 (g)	3,000	3,060
Credit Agricole SA 1.247% 1/26/2027 (USD-SOFR + 0.892% on 1/26/2026) (g)(k)	4,900	4,820
Danske Bank AS 6.259% 9/22/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.18% on 9/22/2025) (g)(k)	3,000	3,005
Deutsche Bank AG 4.10% 1/13/2026	33,123	33,017
Deutsche Bank AG 4.10% 1/13/2026	834	831
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026) (k)	30,403	29,509
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027) (k)	76,161	73,896
Deutsche Bank AG 5.706% 2/8/2028 (USD-SOFR + 1.594% on 2/8/2027) (k)	8,098	8,220
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028) (k)	20,135	21,089
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028) (k)	23,447	24,962
Deutsche Bank AG 4.999% 9/11/2030 (USD-SOFR + 1.70% on 9/11/2029) (k)	3,000	3,026
Deutsche Bank AG 5.297% 5/9/2031 (USD-SOFR + 1.72% on 5/9/2030) (k)	16,000	16,271
Deutsche Bank AG 4.95% 8/4/2031 (USD-SOFR + 1.30% on 8/4/2030) (k)	17,000	17,032
Deutsche Bank AG 3.729% 1/14/2032 (USD-SOFR + 2.757% on 1/14/2031) (k)	12,000	11,111
DNB Bank ASA 5.896% 10/9/2026 (USD-SOFR + 1.95% on 10/9/2025) (g)(k)	14,750	14,785
Equitable Holdings, Inc. 5.00% 4/20/2048	849	747
Fifth Third Bancorp 5.631% 1/29/2032 (USD-SOFR + 1.84% on 1/29/2031) (k)	5,511	5,710
First Citizens BancShares, Inc. 5.231% 3/12/2031 (USD-SOFR + 1.41% on 3/12/2030) (k)	20,390	20,504
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027) (k)	17,500	16,988

The Income Fund of America	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Goldman Sachs Group, Inc. 4.937% 4/23/2028 (USD-SOFR + 1.319% on 4/23/2027) (k)	USD19,100	$19,220
Goldman Sachs Group, Inc. 4.692% 10/23/2030 (USD-SOFR + 1.135% on 10/23/2029) (k)	18,000	17,991
Goldman Sachs Group, Inc. 5.536% 1/28/2036 (USD-SOFR + 1.38% on 1/28/2035) (k)	4,111	4,204
Goldman Sachs Group, Inc. 3.21% 4/22/2042 (USD-SOFR + 1.513% on 4/22/2041) (k)	7,500	5,604
Hightower Holding, LLC 6.75% 4/15/2029 (g)	32,820	32,684
Hightower Holding, LLC 9.125% 1/31/2030 (g)	39,065	41,712
Howden UK Refinance PLC 7.25% 2/15/2031 (g)	26,210	27,164
Howden UK Refinance 2 PLC 8.125% 2/15/2032 (g)	13,920	14,509
HSBC Holdings PLC 7.39% 11/3/2028 (USD-SOFR + 7.39% on 11/3/2027) (k)	243	257
HSBC Holdings PLC 5.13% 11/19/2028 (USD-SOFR + 1.04% on 11/19/2027) (k)	15,000	15,160
HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028) (k)	4,701	4,377
HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031) (k)	2,000	1,782
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031) (k)	1,922	1,702
HSBC Holdings PLC 5.45% 3/3/2036 (USD-SOFR + 1.56% on 3/3/2035) (k)	29,241	29,439
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043) (k)	298	318
HUB International, Ltd. 5.625% 12/1/2029 (g)	25,020	24,863
HUB International, Ltd. 7.25% 6/15/2030 (g)	12,698	13,245
HUB International, Ltd. 7.375% 1/31/2032 (g)	25,565	26,636
HUB International, Ltd., Term Loan, (3-month USD CME Term SOFR + 2.50%) 6.825% 6/20/2030 (i)(j)	35,487	35,576
Intercontinental Exchange, Inc. 5.25% 6/15/2031	4,099	4,239
Intesa Sanpaolo SpA 5.71% 1/15/2026 (g)	41,358	41,454
Intesa Sanpaolo SpA 3.875% 7/14/2027 (g)	6,150	6,057
Intesa Sanpaolo SpA 3.875% 1/12/2028 (g)	2,820	2,760
Intesa Sanpaolo SpA 8.248% 11/21/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 4.40% on 11/21/2032) (g)(k)	8,332	9,686
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032 (g)	45,895	43,850
Jane Street Group, LLC 6.75% 5/1/2033 (g)	20,510	21,003
JPMorgan Chase & Co. 5.04% 1/23/2028 (USD-SOFR + 1.19% on 1/23/2027) (k)	2,070	2,087
JPMorgan Chase & Co. 5.571% 4/22/2028 (USD-SOFR + 0.93% on 4/22/2027) (k)	4,000	4,072
JPMorgan Chase & Co. 3.54% 5/1/2028 (3-month USD CME Term SOFR + 1.642% on 5/1/2027) (k)	350	344
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027) (k)	6,435	6,488
JPMorgan Chase & Co. 4.505% 10/22/2028 (USD-SOFR + 0.86% on 10/22/2027) (k)	5,200	5,207
JPMorgan Chase & Co. 6.087% 10/23/2029 (USD-SOFR + 1.57% on 10/23/2028) (k)	6,500	6,810
JPMorgan Chase & Co. 5.581% 4/22/2030 (USD-SOFR + 1.16% on 4/22/2029) (k)	1,790	1,856
JPMorgan Chase & Co. 4.603% 10/22/2030 (USD-SOFR + 1.04% on 10/22/2029) (k)	7,515	7,534
JPMorgan Chase & Co. 5.14% 1/24/2031 (USD-SOFR + 0.90% on 1/24/2030) (k)	4,350	4,447
JPMorgan Chase & Co. 5.294% 7/22/2035 (USD-SOFR + 1.46% on 7/22/2034) (k)	4,835	4,901
JPMorgan Chase & Co. 5.502% 1/24/2036 (USD-SOFR + 1.315% on 1/24/2035) (k)	9,098	9,338
JPMorgan Chase & Co. 5.576% 7/23/2036 (USD-SOFR + 1.635% on 7/23/2035) (k)	1,470	1,493
JPMorgan Chase & Co. 3.328% 4/22/2052 (USD-SOFR + 1.58% on 4/22/2051) (k)	6,250	4,346
Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026) (k)	7,070	6,892
KBC Groep NV 5.796% 1/19/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 1/19/2028) (g)(k)	2,400	2,470
Liberty Mutual Group, Inc. 4.569% 2/1/2029 (g)	2,929	2,928
Lloyds Banking Group PLC 4.582% 12/10/2025	4,600	4,598
Lloyds Banking Group PLC 3.75% 3/18/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.80% on 3/18/2027) (k)	9,800	9,669
LPL Holdings, Inc. 4.625% 11/15/2027 (g)	22,510	22,397
LPL Holdings, Inc. 4.00% 3/15/2029 (g)	19,120	18,541
LPL Holdings, Inc. 4.375% 5/15/2031 (g)	21,690	20,747
M&T Bank Corp. 7.413% 10/30/2029 (USD-SOFR + 2.80% on 10/30/2028) (k)	13,352	14,455
M&T Bank Corp. 6.082% 3/13/2032 (USD-SOFR + 2.26% on 3/13/2031) (k)	19,000	19,998
Marsh & McLennan Cos., Inc. 4.85% 11/15/2031	11,250	11,392
Marsh & McLennan Cos., Inc. 5.00% 3/15/2035	7,250	7,237
Marsh & McLennan Cos., Inc. 5.40% 3/15/2055	4,500	4,297
Mastercard, Inc. 4.35% 1/15/2032	219	217
Mastercard, Inc. 4.85% 3/9/2033	33	33
Metropolitan Life Global Funding I 5.05% 6/11/2027 (g)	3,000	3,037
Metropolitan Life Global Funding I 5.15% 3/28/2033 (g)	3,578	3,643
Mizuho Financial Group, Inc. 1.979% 9/8/2031 (3-month USD CME Term SOFR + 1.532% on 9/8/2030) (k)	3,350	2,928
Morgan Stanley 5.652% 4/13/2028 (USD-SOFR + 1.01% on 4/13/2027) (k)	2,000	2,038
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028) (k)	2,250	2,283
Morgan Stanley 4.994% 4/12/2029 (USD-SOFR + 1.38% on 4/12/2028) (k)	2,175	2,202
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028) (k)	10,134	10,299
Morgan Stanley 5.449% 7/20/2029 (USD-SOFR + 1.63% on 7/20/2028) (k)	2,175	2,233

8	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Morgan Stanley 5.042% 7/19/2030 (USD-SOFR + 1.215% on 7/19/2029) (k)	USD6,432	$6,545
Morgan Stanley 5.23% 1/15/2031 (USD-SOFR + 1.108% on 1/15/2030) (k)	4,037	4,137
Morgan Stanley 2.699% 1/22/2031 (USD-SOFR + 1.143% on 1/22/2030) (k)	1,001	923
Morgan Stanley 5.192% 4/17/2031 (USD-SOFR + 1.51% on 4/17/2030) (k)	773	790
Morgan Stanley 5.516% 11/19/2055 (USD-SOFR + 1.71% on 11/19/2054) (k)	9,586	9,397
Nasdaq, Inc. 5.55% 2/15/2034	871	904
Nationstar Mortgage Holdings, Inc. 7.125% 2/1/2032 (g)	13,930	14,558
Navient Corp. 6.75% 6/15/2026	15,000	15,161
Navient Corp. 5.00% 3/15/2027	19,710	19,508
Navient Corp. 4.875% 3/15/2028	3,085	3,013
Navient Corp. 5.50% 3/15/2029	95,140	93,153
Navient Corp. 9.375% 7/25/2030	2,275	2,488
Navient Corp. 11.50% 3/15/2031	43,790	49,309
Navient Corp. 7.875% 6/15/2032	40,160	41,866
Navient Corp. 5.625% 8/1/2033	13,460	12,140
New York Life Global Funding 4.55% 1/28/2033 (g)	3,288	3,233
Northwestern Mutual Global Funding 1.75% 1/11/2027 (g)	8,500	8,193
Northwestern Mutual Global Funding 4.11% 9/12/2027 (g)	3,000	2,992
OneMain Finance Corp. 3.875% 9/15/2028	9,644	9,205
OneMain Finance Corp. 6.625% 5/15/2029	31,150	31,852
OneMain Finance Corp. 5.375% 11/15/2029	15,380	15,093
OneMain Finance Corp. 7.875% 3/15/2030	26,250	27,657
OneMain Finance Corp. 6.125% 5/15/2030	21,265	21,318
OneMain Finance Corp. 7.50% 5/15/2031	6,010	6,269
OneMain Finance Corp. 7.125% 11/15/2031	34,750	35,905
OneMain Finance Corp. 7.125% 9/15/2032	28,370	29,275
Osaic Holdings, Inc. 10.75% 8/1/2027 (g)	54,467	54,467
Osaic Holdings, Inc. 6.75% 8/1/2032 (g)	20,000	20,257
Osaic Holdings, Inc. 8.00% 8/1/2033 (g)	17,935	18,240
Osaic Holdings, Inc., Term Loan B4, (3-month USD CME Term SOFR + 3.50%) 7.856% 8/17/2028 (i)(j)	25,210	25,279
Osaic Holdings, Inc., Term Loan B, (1-month USD CME Term SOFR + 3.00%) 7.343% 7/17/2032 (i)(j)	36,855	36,920
Oxford Finance, LLC 6.375% 2/1/2027 (g)	13,940	13,919
PayPal Holdings, Inc. 2.65% 10/1/2026	957	939
PayPal Holdings, Inc. 2.30% 6/1/2030	674	612
PennyMac Financial Services, Inc. 6.875% 5/15/2032 (g)	32,290	32,927
PennyMac Financial Services, Inc. 6.875% 2/15/2033 (g)	24,030	24,509
Prudential Financial, Inc. 4.35% 2/25/2050	5,205	4,278
Prudential Financial, Inc. 3.70% 3/13/2051	755	552
Rocket Mortgage, LLC 2.875% 10/15/2026 (g)	12,990	12,677
Rocket Mortgage, LLC 3.625% 3/1/2029 (g)	6,645	6,282
Royal Bank of Canada 4.522% 10/18/2028 (USD-SOFR + 0.86% on 10/18/2027) (k)	3,000	3,002
Royal Bank of Canada 4.498% 8/6/2029 (USD-SOFR + 0.89% on 8/6/2028) (k)	3,000	3,003
Royal Bank of Canada 4.971% 5/2/2031 (USD-SOFR Index + 1.13% on 5/2/2030) (k)	8,250	8,363
Ryan Specialty, LLC 4.375% 2/1/2030 (g)	30,295	29,106
Ryan Specialty, LLC 5.875% 8/1/2032 (g)	14,970	15,025
Santander Holdings USA, Inc. 6.124% 5/31/2027 (USD-SOFR + 1.232% on 5/31/2026) (k)	3,575	3,612
Santander Holdings USA, Inc. 2.49% 1/6/2028 (USD-SOFR + 1.249% on 1/6/2027) (k)	5,250	5,089
Santander Holdings USA, Inc. 6.499% 3/9/2029 (USD-SOFR + 2.356% on 3/9/2028) (k)	10,750	11,195
Santander Holdings USA, Inc. 5.473% 3/20/2029 (USD-SOFR + 1.61% on 3/20/2028) (k)	14,895	15,142
Santander Holdings USA, Inc. 6.565% 6/12/2029 (USD-SOFR + 2.70% on 6/12/2028) (k)	1,861	1,947
Santander Holdings USA, Inc. 6.174% 1/9/2030 (USD-SOFR + 2.50% on 1/9/2029) (k)	8,809	9,180
Santander Holdings USA, Inc. 5.353% 9/6/2030 (USD-SOFR + 1.94% on 9/6/2029) (k)	5,907	6,014
SLM Corp. 6.50% 1/31/2030	2,775	2,885
Starwood Property Trust, Inc. 4.375% 1/15/2027 (g)	33,055	32,516
Starwood Property Trust, Inc. 7.25% 4/1/2029 (g)	17,565	18,392
Starwood Property Trust, Inc. 6.50% 7/1/2030 (g)	14,100	14,515
Starwood Property Trust, Inc. 6.50% 10/15/2030 (g)	21,170	21,843
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029) (g)(k)	1,400	1,400
Synchrony Bank 5.40% 8/22/2025	9,000	8,998
Synchrony Bank 5.625% 8/23/2027	9,000	9,155
Synchrony Financial 5.019% 7/29/2029 (USD-SOFR Index + 1.395% on 7/29/2028) (k)	2,874	2,873
Synchrony Financial 5.935% 8/2/2030 (USD-SOFR Index + 2.13% on 8/2/2029) (k)	14,592	15,002
Synchrony Financial 2.875% 10/28/2031	11,000	9,589
Toronto-Dominion Bank (The) 5.298% 1/30/2032	4,000	4,107
Truist Financial Corp. 7.161% 10/30/2029 (USD-SOFR + 2.446% on 10/30/2028) (k)	3,163	3,415

The Income Fund of America	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Truist Insurance Holdings, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.046% 5/6/2032 (i)(j)	USD46,811	$47,922
U.S. Bancorp 2.375% 7/22/2026	5,000	4,909
U.S. Bancorp 5.424% 2/12/2036 (USD-SOFR + 1.411% on 2/12/2035) (k)	7,250	7,383
UBS Group AG 4.125% 9/24/2025 (g)	4,425	4,421
UBS Group AG 1.364% 1/30/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.08% on 1/30/2026) (g)(k)	2,650	2,607
UBS Group AG 1.305% 2/2/2027 (USD-SOFR + 0.98% on 2/2/2026) (g)(k)	20,134	19,804
UBS Group AG 1.494% 8/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026) (g)(k)	6,000	5,811
UBS Group AG 4.751% 5/12/2028 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 5/12/2027) (g)(k)	1,407	1,412
UBS Group AG 6.442% 8/11/2028 (USD-SOFR + 3.70% on 8/11/2027) (g)(k)	6,152	6,368
UBS Group AG 3.869% 1/12/2029 (3-month USD CME Term SOFR + 1.672% on 1/12/2028) (g)(k)	7,429	7,311
UBS Group AG 6.246% 9/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.80% on 9/22/2028) (g)(k)	5,269	5,522
UBS Group AG 5.428% 2/8/2030 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.52% on 2/8/2029) (g)(k)	1,325	1,359
UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030) (g)(k)	3,050	2,983
UniCredit SpA 4.625% 4/12/2027 (g)	600	599
USI, Inc. 7.50% 1/15/2032 (g)	9,555	10,100
Visa, Inc. 3.15% 12/14/2025	6,750	6,718
Voyager Parent, LLC 9.25% 7/1/2032 (g)	29,555	31,283
Wells Fargo & Co. 4.90% 1/24/2028 (USD-SOFR + 0.78% on 1/24/2027) (k)	3,000	3,016
Wells Fargo & Co. 5.707% 4/22/2028 (USD-SOFR + 1.07% on 4/22/2027) (k)	7,575	7,725
Wells Fargo & Co. 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027) (k)	4,900	4,719
Wells Fargo & Co. 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027) (k)	8,248	8,295
Wells Fargo & Co. 4.97% 4/23/2029 (USD-SOFR + 1.37% on 4/23/2028) (k)	4,250	4,301
Wells Fargo & Co. 2.572% 2/11/2031 (USD-SOFR + 1.262% on 2/11/2030) (k)	7,350	6,741
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033) (k)	10,750	11,757
Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030) (k)	9,400	8,306
Westpac Banking Corp. 2.963% 11/16/2040	4,325	3,203
		3,605,180

Energy 2.10%
Antero Midstream Partners, LP 5.375% 6/15/2029 (g)	17,795	17,659
Antero Midstream Partners, LP 6.625% 2/1/2032 (g)	2,430	2,500
APA Corp. 5.35% 7/1/2049 (g)	1,060	848
Archrock Partners, LP 6.625% 9/1/2032 (g)	2,345	2,382
Ascent Resources Utica Holdings, LLC 9.00% 11/1/2027 (g)	959	1,165
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029 (g)	8,625	8,601
Ascent Resources Utica Holdings, LLC 6.625% 10/15/2032 (g)	25,230	25,686
Ascent Resources Utica Holdings, LLC 6.625% 7/15/2033 (g)	13,715	13,917
Baker Hughes Holdings, LLC 4.486% 5/1/2030	1,400	1,401
Baytex Energy Corp. 8.50% 4/30/2030 (g)	8,155	8,306
Baytex Energy Corp. 7.375% 3/15/2032 (g)	9,285	8,987
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031 (g)	36,675	35,855
Blue Racer Midstream, LLC 7.00% 7/15/2029 (g)	4,095	4,250
Blue Racer Midstream, LLC 7.25% 7/15/2032 (g)	3,045	3,213
Borr IHC, Ltd. 10.00% 11/15/2028 (g)	49,328	47,379
Borr IHC, Ltd. 10.375% 11/15/2030 (g)	2,874	2,716
California Resources Corp. 7.125% 2/1/2026 (g)	13,137	13,197
Canadian Natural Resources, Ltd. 3.85% 6/1/2027	200	198
Canadian Natural Resources, Ltd. 4.95% 6/1/2047	534	459
Cheniere Energy, Inc. 4.625% 10/15/2028	22,775	22,661
Chevron USA, Inc. 4.687% 4/15/2030	14,181	14,393
Chord Energy Corp. 6.75% 3/15/2033 (g)	19,230	19,631
CITGO Petroleum Corp. 8.375% 1/15/2029 (g)	32,845	34,143
Civitas Resources, Inc. 8.375% 7/1/2028 (g)	16,625	17,117
Civitas Resources, Inc. 8.625% 11/1/2030 (g)	7,165	7,318
Civitas Resources, Inc. 8.75% 7/1/2031 (g)	31,405	31,832
Civitas Resources, Inc. 9.625% 6/15/2033 (g)	5,980	6,156
CNX Midstream Partners, LP 4.75% 4/15/2030 (g)	8,065	7,627
CNX Resources Corp. 6.00% 1/15/2029 (g)	37,027	37,039
CNX Resources Corp. 7.375% 1/15/2031 (g)	25,699	26,511

10	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
CNX Resources Corp. 7.25% 3/1/2032 (g)	USD21,990	$22,692
Comstock Resources, Inc. 6.75% 3/1/2029 (g)	22,880	22,640
Comstock Resources, Inc. 5.875% 1/15/2030 (g)	18,845	17,804
Constellation Oil Services Holding SA 9.375% 11/7/2029 (g)	47,935	49,151
Constellation Oil Services Holding SA 9.375% 11/7/2029	3,460	3,548
Crescent Energy Finance, LLC 9.25% 2/15/2028 (g)	26,270	27,301
Crescent Energy Finance, LLC 7.625% 4/1/2032 (g)	11,750	11,492
Crescent Energy Finance, LLC 7.375% 1/15/2033 (g)	32,175	30,809
Crescent Energy Finance, LLC 8.375% 1/15/2034 (g)	13,055	12,932
Devon Energy Corp. 4.50% 1/15/2030	3,138	3,109
Devon Energy Corp. 5.20% 9/15/2034	3,183	3,094
Devon Energy Corp. 5.75% 9/15/2054	12,317	11,044
Diamond Foreign Asset Co. 8.50% 10/1/2030 (g)	4,545	4,741
Diamondback Energy, Inc. 5.40% 4/18/2034	500	501
Diamondback Energy, Inc. 5.55% 4/1/2035	4,000	4,028
Diamondback Energy, Inc. 5.75% 4/18/2054	4,982	4,632
DT Midstream, Inc. 4.125% 6/15/2029 (g)	8,935	8,610
DT Midstream, Inc. 4.375% 6/15/2031 (g)	9,670	9,211
Ecopetrol SA 8.875% 1/13/2033	65,810	69,065
Encino Acquisition Partners Holdings, LLC 8.75% 5/1/2031 (g)	10,860	11,991
Energy Transfer, LP 4.75% 1/15/2026	6,000	6,000
Energy Transfer, LP 4.20% 4/15/2027	2,450	2,436
Energy Transfer, LP 4.00% 10/1/2027	1,900	1,882
Energy Transfer, LP 4.95% 6/15/2028	1,950	1,971
Energy Transfer, LP 7.375% 2/1/2031 (g)	14,441	15,106
Eni SpA 5.95% 5/15/2054 (g)	1,780	1,718
Enterprise Products Operating, LLC 5.05% 1/10/2026	8,571	8,587
Enterprise Products Operating, LLC 3.20% 2/15/2052	400	262
EOG Resources, Inc. 5.00% 7/15/2032	3,000	3,024
EOG Resources, Inc. 5.35% 1/15/2036	3,000	3,024
EOG Resources, Inc. 5.65% 12/1/2054	4,909	4,777
EOG Resources, Inc. 5.95% 7/15/2055	4,000	4,043
EQT Corp. 4.75% 1/15/2031 (g)	4,445	4,381
Equinor ASA 4.25% 11/23/2041	3,000	2,657
Expand Energy Corp. 4.75% 2/1/2032	650	632
Expand Energy Corp. 4.875% 4/15/2032 (l)	28,085	110
Exxon Mobil Corp. 2.44% 8/16/2029	65	61
Genesis Energy, LP 7.75% 2/1/2028	15,880	16,050
Genesis Energy, LP 8.25% 1/15/2029	28,935	30,205
Genesis Energy, LP 8.875% 4/15/2030	31,359	33,223
Genesis Energy, LP 7.875% 5/15/2032	22,295	23,077
Global Partners, LP 8.25% 1/15/2032 (g)	7,690	8,070
Global Partners, LP 7.125% 7/1/2033 (g)	5,730	5,823
GreenSaif Pipelines Bidco SARL 5.853% 2/23/2036 (g)	8,795	9,024
GreenSaif Pipelines Bidco SARL 6.129% 2/23/2038	6,150	6,403
GreenSaif Pipelines Bidco SARL 6.51% 2/23/2042	3,555	3,729
GreenSaif Pipelines Bidco SARL 6.103% 8/23/2042 (g)	7,750	7,894
Harvest Midstream I, LP 7.50% 9/1/2028 (g)	23,275	23,579
Harvest Midstream I, LP 7.50% 5/15/2032 (g)	18,570	19,321
Hess Midstream Operations, LP 5.875% 3/1/2028 (g)	5,150	5,239
Hess Midstream Operations, LP 5.125% 6/15/2028 (g)	14,435	14,372
Hess Midstream Operations, LP 6.50% 6/1/2029 (g)	7,135	7,355
Hess Midstream Operations, LP 4.25% 2/15/2030 (g)	5,020	4,862
Hess Midstream Operations, LP 5.50% 10/15/2030 (g)	8,545	8,589
Hilcorp Energy I, LP 5.75% 2/1/2029 (g)	1,410	1,386
Hilcorp Energy I, LP 6.00% 4/15/2030 (g)	17,350	17,079
Hilcorp Energy I, LP 6.00% 2/1/2031 (g)	25,185	24,354
Hilcorp Energy I, LP 6.25% 4/15/2032 (g)	3,840	3,690
Hilcorp Energy I, LP 8.375% 11/1/2033 (g)	18,035	18,837
Kimmeridge Texas Gas, LLC 8.50% 2/15/2030 (g)	9,105	9,363
Kinder Morgan Energy Partners, LP 4.70% 11/1/2042	33,265	28,679
Kinder Morgan Energy Partners, LP 5.00% 3/1/2043	20,000	17,886
Kinder Morgan, Inc. 5.00% 2/1/2029	3	3
Kinder Morgan, Inc. 5.40% 2/1/2034	890	899
Kinder Morgan, Inc. 5.45% 8/1/2052	264	241
Kodiak Gas Services, LLC 7.25% 2/15/2029 (g)	16,690	17,108

The Income Fund of America	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Matador Resources Co. 6.50% 4/15/2032 (g)	USD11,845	$11,890
Matador Resources Co. 6.25% 4/15/2033 (g)	10,760	10,687
MEG Energy Corp. 5.875% 2/1/2029 (g)	230	231
Mesquite Energy, Inc. 7.25% 2/15/2023 (g)(l)	5,374	20
MPLX, LP 1.75% 3/1/2026	1,950	1,917
Murphy Oil Corp. 6.00% 10/1/2032	5,070	4,870
Nabors Industries, Inc. 7.375% 5/15/2027 (g)	14,885	15,036
Nabors Industries, Inc. 9.125% 1/31/2030 (g)	29,500	29,227
New Fortress Energy, Inc. 6.50% 9/30/2026 (g)	20,780	7,290
New Fortress Energy, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.50%) 9.807% 10/30/2028 (i)(j)	1,674	791
NFE Financing, LLC 12.00% 11/15/2029 (g)	296,013	105,161
Noble Finance II, LLC 8.00% 4/15/2030 (g)	33,050	33,739
Northern Oil and Gas, Inc. 8.125% 3/1/2028 (g)	43,345	43,805
Northern Oil and Gas, Inc. 8.75% 6/15/2031 (g)	39,610	40,744
NuStar Logistics, LP 6.00% 6/1/2026	9,165	9,201
NuStar Logistics, LP 5.625% 4/28/2027	6,754	6,793
Occidental Petroleum Corp. 8.50% 7/15/2027	13,000	13,697
Occidental Petroleum Corp. 6.375% 9/1/2028	10,000	10,365
Occidental Petroleum Corp. 5.20% 8/1/2029	8,307	8,334
Occidental Petroleum Corp. 8.875% 7/15/2030	34,900	39,804
Occidental Petroleum Corp. 6.625% 9/1/2030	42,000	44,365
Occidental Petroleum Corp. 5.375% 1/1/2032	23,000	22,823
Occidental Petroleum Corp. 5.55% 10/1/2034	34,622	33,984
Occidental Petroleum Corp. 6.45% 9/15/2036	4,428	4,510
ONEOK, Inc. 5.65% 11/1/2028	500	516
Parkland Corp. 4.625% 5/1/2030 (g)	5,545	5,322
Permian Resources Operating, LLC 8.00% 4/15/2027 (g)	8,455	8,652
Permian Resources Operating, LLC 5.875% 7/1/2029 (g)	650	651
Permian Resources Operating, LLC 9.875% 7/15/2031 (g)	16,931	18,446
Permian Resources Operating, LLC 7.00% 1/15/2032 (g)	12,880	13,312
Permian Resources Operating, LLC 6.25% 2/1/2033 (g)	13,335	13,427
Petroleos Mexicanos 6.875% 10/16/2025	12,742	12,763
Petroleos Mexicanos 4.50% 1/23/2026	3,000	2,978
Petroleos Mexicanos 6.875% 8/4/2026	24,572	24,686
Petroleos Mexicanos 6.50% 3/13/2027	49,635	49,686
Petroleos Mexicanos 6.50% 1/23/2029	865	863
Petroleos Mexicanos 8.75% 6/2/2029	32,208	33,963
Petroleos Mexicanos 6.84% 1/23/2030	27,282	26,864
Petroleos Mexicanos 5.95% 1/28/2031	41,932	38,947
Petroleos Mexicanos 6.70% 2/16/2032	123,631	117,922
Petroleos Mexicanos 10.00% 2/7/2033	18,000	20,083
Petroleos Mexicanos 6.50% 6/2/2041	2,456	1,947
Petroleos Mexicanos 6.375% 1/23/2045	984	744
Petroleos Mexicanos 6.75% 9/21/2047	23,557	18,263
Petroleos Mexicanos 6.35% 2/12/2048	8,174	6,276
Petroleos Mexicanos 7.69% 1/23/2050	27,894	23,665
Petroleos Mexicanos 6.95% 1/28/2060	44,625	34,473
Plains All American Pipeline, LP 3.80% 9/15/2030	450	429
Range Resources Corp. 8.25% 1/15/2029	11,472	11,771
Range Resources Corp. 4.75% 2/15/2030 (g)	4,415	4,296
Rockies Express Pipeline, LLC 4.95% 7/15/2029 (g)	11,768	11,550
Saudi Arabian Oil Co. 5.75% 7/17/2054 (g)	11,250	10,595
Saudi Arabian Oil Co. 5.875% 7/17/2064 (g)	1,000	932
Seadrill Finance, Ltd. 8.375% 8/1/2030 (g)	10,965	11,211
SM Energy Co. 6.50% 7/15/2028	2,975	2,996
South Bow USA Infrastructure Holdings, LLC 4.911% 9/1/2027 (g)	517	519
South Bow USA Infrastructure Holdings, LLC 5.026% 10/1/2029 (g)	3,465	3,463
Suburban Propane Partners, LP 5.00% 6/1/2031 (g)	6,125	5,758
Summit Midstream Holdings, LLC 8.625% 10/31/2029 (g)	19,570	19,951
Sunoco, LP 6.00% 4/15/2027	12,160	12,162
Sunoco, LP 5.875% 3/15/2028	12,700	12,676
Sunoco, LP 7.00% 9/15/2028 (g)	14,945	15,406
Sunoco, LP 7.00% 5/1/2029 (g)	10,240	10,607
Sunoco, LP 4.50% 5/15/2029	12,580	12,204
Sunoco, LP 4.50% 4/30/2030	6,950	6,670
Sunoco, LP 7.25% 5/1/2032 (g)	1,385	1,453

12	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Sunoco, LP 6.25% 7/1/2033 (g)	USD14,590	$14,787
Superior Plus, LP 4.50% 3/15/2029 (g)	9,082	8,672
Talos Production, Inc. 9.00% 2/1/2029 (g)	7,985	8,191
Talos Production, Inc. 9.375% 2/1/2031 (g)	13,725	14,009
Targa Resources Partners, LP 6.875% 1/15/2029	9,385	9,581
Tidewater, Inc. 9.125% 7/15/2030 (g)	4,155	4,361
TotalEnergies Capital SA 5.275% 9/10/2054	7,500	6,965
TransCanada Pipelines, Ltd. 4.10% 4/15/2030	4,504	4,389
Transocean Poseidon, Ltd. 6.875% 2/1/2027 (g)	22,987	23,043
Transocean Titan Financing, Ltd. 8.375% 2/1/2028 (g)	28,020	28,742
Transocean, Inc. 8.00% 2/1/2027 (g)	2,130	2,116
Transocean, Inc. 8.25% 5/15/2029 (g)	9,080	8,584
Transocean, Inc. 8.75% 2/15/2030 (g)	984	1,021
Transocean, Inc. 8.50% 5/15/2031 (g)	14,395	13,239
Valero Energy Corp. 4.00% 4/1/2029	5,000	4,907
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029 (g)	20,300	19,178
Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030 (g)	7,746	7,961
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031 (g)	40,865	37,776
Venture Global LNG, Inc. 8.125% 6/1/2028 (g)	1,040	1,077
Venture Global LNG, Inc. 7.00% 1/15/2030 (g)	16,110	16,348
Venture Global LNG, Inc. 8.375% 6/1/2031 (g)	63,960	66,201
Venture Global LNG, Inc. 9.875% 2/1/2032 (g)	15,640	16,884
Venture Global Plaquemines LNG, LLC 7.50% 5/1/2033 (g)	22,745	24,578
Venture Global Plaquemines LNG, LLC 6.50% 1/15/2034 (g)	15,050	15,492
Venture Global Plaquemines LNG, LLC 7.75% 5/1/2035 (g)	14,885	16,330
Venture Global Plaquemines LNG, LLC 6.75% 1/15/2036 (g)	30,550	31,446
Vital Energy, Inc. 7.875% 4/15/2032 (g)	15,130	13,294
Weatherford International, Ltd. 8.625% 4/30/2030 (g)	83,543	85,894
		2,812,001

Consumer discretionary 2.04%
Advance Auto Parts, Inc. 5.90% 3/9/2026	500	503
Advance Auto Parts, Inc. 5.95% 3/9/2028	1,525	1,533
Advance Auto Parts, Inc. 3.90% 4/15/2030	6,201	5,627
Advance Auto Parts, Inc. 3.50% 3/15/2032	5,274	4,510
Advance Auto Parts, Inc. 7.375% 8/1/2033 (g)	1,415	1,423
Aimbridge Acquisition Co., Inc., Term Loan, (1-month USD CME Term SOFR + 5.614%) 9.935% 3/11/2030 (c)(i)(j)	3,520	3,520
Aimbridge Acquisition Co., Inc., Term Loan, (1-month USD CME Term SOFR + 7.614%) 6.00% PIK and 5.929% Cash 3/11/2030 (c)(h)(i)(j)	3,239	3,239
Alibaba Group Holding, Ltd. 2.125% 2/9/2031	855	758
Alibaba Group Holding, Ltd. 4.50% 11/28/2034	930	899
Alibaba Group Holding, Ltd. 4.00% 12/6/2037	239	213
Allied Universal Holdco, LLC 4.625% 6/1/2028 (g)	22,900	22,230
Allied Universal Holdco, LLC 6.00% 6/1/2029 (g)	25,325	24,670
Allied Universal Holdco, LLC 6.875% 6/15/2030 (g)	4,795	4,912
Allied Universal Holdco, LLC 7.875% 2/15/2031 (g)	2,280	2,392
Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029 (g)	23,527	24,506
Asbury Automotive Group, Inc. 4.625% 11/15/2029 (g)	48,325	46,468
Asbury Automotive Group, Inc. 5.00% 2/15/2032 (g)	4,555	4,312
Bath & Body Works, Inc. 6.875% 11/1/2035	14,928	15,384
Bath & Body Works, Inc. 6.75% 7/1/2036	15,505	15,716
Belron Finance 2019, LLC, Term Loan B, (3-month USD CME Term SOFR + 2.75%) 7.049% 10/16/2031 (i)(j)	29,141	29,273
Boyd Gaming Corp. 4.75% 12/1/2027	22,590	22,425
Boyd Gaming Corp. 4.75% 6/15/2031 (g)	11,255	10,727
Boyne USA, Inc. 4.75% 5/15/2029 (g)	31,780	30,868
Caesars Entertainment, Inc. 4.625% 10/15/2029 (g)	19,495	18,437
Caesars Entertainment, Inc. 7.00% 2/15/2030 (g)	35,305	36,440
Caesars Entertainment, Inc. 6.50% 2/15/2032 (g)	26,445	26,986
Carnival Corp. 5.75% 3/1/2027 (g)	1,470	1,486
Carnival Corp. 4.00% 8/1/2028 (g)	1,995	1,939
Carnival Corp. 7.00% 8/15/2029 (g)	9,630	10,126
Carnival Corp. 5.75% 3/15/2030 (g)	14,000	14,209
Carnival Corp. 5.75% 8/1/2032 (g)	56,810	57,266
Carnival Corp. 6.125% 2/15/2033 (g)	6,395	6,512
Clarios Global, LP 8.50% 5/15/2027 (g)	15,740	15,865

The Income Fund of America	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Cougar JV Subsidiary, LLC 8.00% 5/15/2032 (g)	USD15,730	$16,657
Daimler Trucks Finance North America, LLC 4.95% 1/13/2028 (g)	11,599	11,697
Daimler Trucks Finance North America, LLC 5.125% 1/19/2028 (g)	1,108	1,123
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028 (g)	3,825	3,564
Daimler Trucks Finance North America, LLC 5.125% 9/25/2029 (g)	6,460	6,575
Daimler Trucks Finance North America, LLC 5.25% 1/13/2030 (g)	14,370	14,688
Fertitta Entertainment, LLC 4.625% 1/15/2029 (g)	35,920	34,176
Fertitta Entertainment, LLC 6.75% 1/15/2030 (g)	3,750	3,531
First Student Bidco, Inc. 4.00% 7/31/2029 (g)	38,200	36,060
First Student Bidco, Inc., Term Loan B, (3-month USD CME Term SOFR + 2.50%) 6.796% 7/21/2028 (i)(j)	4,447	4,458
First Student Bidco, Inc., Term Loan C, (3-month USD CME Term SOFR + 2.50%) 6.796% 7/21/2028 (i)(j)	1,423	1,427
Flutter Treasury DAC 5.875% 6/4/2031 (g)	10,635	10,712
Ford Motor Co. 4.346% 12/8/2026	5,000	4,968
Ford Motor Co. 3.25% 2/12/2032	48,850	41,408
Ford Motor Credit Co., LLC 3.375% 11/13/2025	7,700	7,662
Ford Motor Credit Co., LLC 6.95% 3/6/2026	2,180	2,197
Ford Motor Credit Co., LLC 4.271% 1/9/2027	8,820	8,692
Ford Motor Credit Co., LLC 5.85% 5/17/2027	4,000	4,029
Ford Motor Credit Co., LLC 4.95% 5/28/2027	680	675
Ford Motor Credit Co., LLC 4.125% 8/17/2027	20,420	19,901
Ford Motor Credit Co., LLC 3.815% 11/2/2027	7,965	7,693
Ford Motor Credit Co., LLC 2.90% 2/16/2028	19,180	18,004
Ford Motor Credit Co., LLC 5.918% 3/20/2028	9,949	10,032
Ford Motor Credit Co., LLC 6.80% 5/12/2028	200	206
Ford Motor Credit Co., LLC 6.798% 11/7/2028	7,775	8,049
Ford Motor Credit Co., LLC 2.90% 2/10/2029	17,000	15,480
Ford Motor Credit Co., LLC 5.80% 3/8/2029	40,957	41,051
Ford Motor Credit Co., LLC 5.113% 5/3/2029	16,757	16,401
Ford Motor Credit Co., LLC 5.875% 11/7/2029	17,805	17,863
Ford Motor Credit Co., LLC 7.20% 6/10/2030	1,925	2,026
Ford Motor Credit Co., LLC 4.00% 11/13/2030	51,645	47,432
Ford Motor Credit Co., LLC 6.05% 3/5/2031	53,551	53,722
Ford Motor Credit Co., LLC 3.625% 6/17/2031	21,447	19,065
Ford Motor Credit Co., LLC 6.054% 11/5/2031	114,398	114,520
Ford Motor Credit Co., LLC 6.532% 3/19/2032	52,680	53,663
Ford Motor Credit Co., LLC 7.122% 11/7/2033	4,501	4,682
Ford Motor Credit Co., LLC 6.50% 2/7/2035	20,880	20,834
Gap, Inc. 3.625% 10/1/2029 (g)	2,507	2,317
Gap, Inc. 3.875% 10/1/2031 (g)	1,670	1,492
General Motors Co. 5.625% 4/15/2030	16,000	16,421
General Motors Co. 6.60% 4/1/2036	5,110	5,399
General Motors Co. 6.75% 4/1/2046	12,230	12,761
General Motors Financial Co., Inc. 4.90% 10/6/2029	2,061	2,058
General Motors Financial Co., Inc. 5.35% 1/7/2030	18,510	18,778
General Motors Financial Co., Inc. 5.90% 1/7/2035	32,462	32,782
Genting New York, LLC 7.25% 10/1/2029 (g)	5,525	5,692
Grand Canyon University 4.375% 10/1/2026	3,750	3,681
Great Canadian Gaming Corp. 8.75% 11/15/2029 (g)	3,355	3,288
Group 1 Automotive, Inc. 6.375% 1/15/2030 (g)	12,220	12,470
Hanesbrands, Inc. 9.00% 2/15/2031 (g)	14,012	14,766
Hanesbrands, Inc., Term Loan B, (3-month USD CME Term SOFR + 2.75%) 7.106% 3/7/2032 (i)(j)	33,025	33,128
Hilton Domestic Operating Co., Inc. 4.875% 1/15/2030	30,661	30,262
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031 (g)	22,520	21,027
Hilton Domestic Operating Co., Inc. 5.75% 9/15/2033 (g)	31,890	31,940
Hilton Grand Vacations Borrower, LLC 5.00% 6/1/2029 (g)	17,560	16,819
Home Depot, Inc. 1.50% 9/15/2028	5,000	4,616
Home Depot, Inc. 2.95% 6/15/2029	5,000	4,772
Home Depot, Inc. 1.875% 9/15/2031	6,250	5,372
Home Depot, Inc. 5.95% 4/1/2041	12,500	13,165
Home Depot, Inc. 4.50% 12/6/2048	601	513
Home Depot, Inc. 5.30% 6/25/2054	8,500	8,104
Hyatt Hotels Corp. 5.05% 3/30/2028	7,086	7,158
Hyatt Hotels Corp. 5.75% 3/30/2032	23,992	24,616
Hyundai Capital America 1.80% 10/15/2025 (g)	1,871	1,859
Hyundai Capital America 1.30% 1/8/2026 (g)	9,000	8,864
Hyundai Capital America 1.50% 6/15/2026 (g)	7,378	7,177

14	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Hyundai Capital America 5.45% 6/24/2026 (g)	USD8,611	$8,675
Hyundai Capital America 1.65% 9/17/2026 (g)	950	919
Hyundai Capital America 3.00% 2/10/2027 (g)	19,500	19,022
Hyundai Capital America 4.85% 3/25/2027 (g)	25,000	25,091
Hyundai Capital America 4.875% 6/23/2027 (g)	8,450	8,480
Hyundai Capital America 5.275% 6/24/2027 (g)	12,573	12,689
Hyundai Capital America 4.30% 9/24/2027 (g)	3,000	2,979
Hyundai Capital America 2.375% 10/15/2027 (g)	2,371	2,256
Hyundai Capital America 4.90% 6/23/2028 (g)	21,087	21,191
Hyundai Capital America 2.10% 9/15/2028 (g)	4,125	3,814
Hyundai Capital America 5.30% 1/8/2030 (g)	18,000	18,381
Hyundai Capital America 5.15% 3/27/2030 (g)	21,000	21,250
Hyundai Capital America 5.10% 6/24/2030 (g)	19,013	19,220
Hyundai Capital America 5.40% 1/8/2031 (g)	1,995	2,040
Hyundai Capital America 5.40% 6/24/2031 (g)	4,051	4,144
Hyundai Capital Services, Inc. 1.25% 2/8/2026 (g)	3,490	3,428
International Game Technology PLC 5.25% 1/15/2029 (g)	38,300	38,033
KB Home 7.25% 7/15/2030	10,295	10,612
Kontoor Brands, Inc. 4.125% 11/15/2029 (g)	5,180	4,827
LCM Investments Holdings II, LLC 4.875% 5/1/2029 (g)	45,987	44,726
LCM Investments Holdings II, LLC 8.25% 8/1/2031 (g)	22,295	23,589
Levi Strauss & Co. 3.50% 3/1/2031 (g)	41,305	37,882
Light and Wonder International, Inc. 7.00% 5/15/2028 (g)	15,145	15,170
Light and Wonder International, Inc. 7.25% 11/15/2029 (g)	3,107	3,197
Light and Wonder International, Inc. 7.50% 9/1/2031 (g)	7,895	8,235
Lindblad Expeditions, LLC 6.75% 2/15/2027 (g)	6,830	6,853
Lithia Motors, Inc. 3.875% 6/1/2029 (g)	37,385	35,249
Lithia Motors, Inc. 4.375% 1/15/2031 (g)	4,550	4,283
Marriott International, Inc. 4.90% 4/15/2029	2,504	2,536
Marriott International, Inc. 2.75% 10/15/2033	3,220	2,740
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029 (g)	2,595	2,485
McDonald’s Corp. 4.60% 9/9/2032	1,790	1,788
McDonald’s Corp. 4.95% 3/3/2035	12,556	12,521
Melco Resorts Finance, Ltd. 5.75% 7/21/2028 (g)	11,330	11,121
Mercedes-Benz Finance North America, LLC 5.375% 11/26/2025 (g)	2,850	2,856
Mercury Aggregator, LP, Term Loan 2, 3.50% 4/3/2026 (c)(j)	641	245
Mercury Aggregator, LP, Term Loan, 13.50% 4/3/2026 (16.00% on 8/3/2025) (c)(j)(k)	1,121	428
MGM Resorts International 5.50% 4/15/2027	3,617	3,632
NCL Corp., Ltd. 5.875% 2/15/2027 (g)	19,985	20,057
Newell Brands, Inc. 8.50% 6/1/2028 (g)	11,130	11,691
Newell Brands Inc. 6.625% 9/15/2029	15,925	15,884
Newell Brands, Inc. 6.375% 5/15/2030	13,545	13,159
Newell Brands, Inc. 6.625% 5/15/2032	3,480	3,337
Nissan Motor Acceptance Corp. 2.00% 3/9/2026 (g)	16,020	15,718
Nissan Motor Acceptance Corp. 6.95% 9/15/2026 (g)	1,860	1,889
Nissan Motor Acceptance Corp. 1.85% 9/16/2026 (g)	17,890	17,178
Nissan Motor Acceptance Corp. 2.75% 3/9/2028 (g)	19,362	17,962
Nissan Motor Acceptance Corp. 2.45% 9/15/2028 (g)	9,883	8,938
Nissan Motor Acceptance Corp. 7.05% 9/15/2028 (g)	9,310	9,599
Nissan Motor Co., Ltd. 3.522% 9/17/2025 (g)	800	798
Nissan Motor Co., Ltd. 4.345% 9/17/2027 (g)	17,914	17,487
Nissan Motor Co., Ltd. 7.50% 7/17/2030 (g)	39,440	40,715
Nissan Motor Co., Ltd. 4.81% 9/17/2030 (g)	952	876
Nissan Motor Co., Ltd. 7.75% 7/17/2032 (g)	41,940	43,443
Nissan Motor Co., Ltd. 8.125% 7/17/2035 (g)	43,015	45,183
Party City Holdco, Inc. 12.00% PIK 1/11/2029 (a)(c)(g)(h)(l)	31,139	623
Penske Automotive Group, Inc. 3.75% 6/15/2029	7,275	6,892
RHP Hotel Properties, LP 7.25% 7/15/2028 (g)	15,445	15,939
RHP Hotel Properties, LP 4.50% 2/15/2029 (g)	22,335	21,739
RHP Hotel Properties, LP 6.50% 6/15/2033 (g)	17,660	18,098
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028 (g)	2,000	2,024
Royal Caribbean Cruises, Ltd. 5.625% 9/30/2031 (g)	5,495	5,538
Royal Caribbean Cruises, Ltd. 6.00% 2/1/2033 (g)	15,000	15,257
Sally Holdings, LLC 6.75% 3/1/2032	34,980	35,944
Sands China, Ltd. 3.80% 1/8/2026	7,075	7,048
Sands China, Ltd. 2.30% 3/8/2027	1,477	1,425

The Income Fund of America	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Sands China, Ltd. 5.40% 8/8/2028	USD500	$507
Scientific Games Holdings, LP 6.625% 3/1/2030 (g)	5,755	5,548
Scientific Games Holdings, LP, Term Loan, (3-month USD CME Term SOFR + 3.00%) 7.286% 4/4/2029 (i)(j)	28,426	28,450
Service Corp. International 4.625% 12/15/2027	3,810	3,774
Service Corp. International 3.375% 8/15/2030	2,215	2,020
Service Corp. International 4.00% 5/15/2031	4,805	4,461
Service Corp. International 5.75% 10/15/2032	11,135	11,175
Somnigroup International, Inc. 4.00% 4/15/2029 (g)	4,625	4,398
Sonic Automotive, Inc. 4.625% 11/15/2029 (g)	53,085	51,095
Sonic Automotive, Inc. 4.875% 11/15/2031 (g)	46,860	44,202
Station Casinos, LLC 6.625% 3/15/2032 (g)	9,665	9,863
Toyota Motor Credit Corp. 1.90% 1/13/2027	8,500	8,220
Travel + Leisure Co. 4.50% 12/1/2029 (g)	18,020	17,316
Vail Resorts, Inc. 5.625% 7/15/2030 (a)(g)	10,760	10,826
Vail Resorts, Inc. 6.50% 5/15/2032 (a)(g)	22,380	23,016
Valvoline, Inc. 3.625% 6/15/2031 (g)	28,499	25,681
Volkswagen Group of America Finance, LLC 4.625% 11/13/2025 (g)	2,075	2,074
Volkswagen Group of America Finance, LLC 1.25% 11/24/2025 (g)	3,250	3,215
Volkswagen Group of America Finance, LLC 4.95% 8/15/2029 (g)	4,276	4,284
Volkswagen Group of America Finance, LLC 6.45% 11/16/2030 (g)	6,880	7,334
Voyager Parent, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.75%) 9.041% 7/1/2032 (i)(j)	16,760	16,793
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026 (g)	26,005	26,034
Whirlpool Corp. 6.125% 6/15/2030	10,405	10,388
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/2028 (g)	20,505	19,912
Wynn Resorts Finance, LLC 5.125% 10/1/2029 (g)	4,975	4,940
Wynn Resorts Finance, LLC 7.125% 2/15/2031 (g)	12,820	13,643
Wynn Resorts Finance, LLC 6.25% 3/15/2033 (g)	3,505	3,518
		2,725,309

Communication services 1.97%
Alphabet, Inc. 5.25% 5/15/2055	1,280	1,257
Alphabet, Inc. 5.30% 5/15/2065	4,377	4,254
AT&T, Inc. 1.65% 2/1/2028	5,925	5,548
AT&T, Inc. 3.50% 9/15/2053	9,669	6,519
British Telecommunications PLC 9.625% 12/15/2030 (k)	3,261	3,987
CCO Holdings, LLC 5.00% 2/1/2028 (g)	7,395	7,262
CCO Holdings, LLC 5.375% 6/1/2029 (g)	1,295	1,273
CCO Holdings, LLC 4.75% 3/1/2030 (g)	21,307	20,261
CCO Holdings, LLC 4.50% 8/15/2030 (g)	41,075	38,460
CCO Holdings, LLC 4.25% 2/1/2031 (g)	95,503	87,296
CCO Holdings, LLC 4.75% 2/1/2032 (g)	55,115	50,999
CCO Holdings, LLC 4.50% 5/1/2032	84,299	76,552
CCO Holdings, LLC 4.50% 6/1/2033 (g)	81,159	72,143
CCO Holdings, LLC 4.25% 1/15/2034 (g)	43,414	37,446
Charter Communications Operating, LLC 4.80% 3/1/2050	11,481	8,909
Charter Communications Operating, LLC 3.70% 4/1/2051	46,939	30,323
Charter Communications Operating, LLC 3.90% 6/1/2052	34,569	22,937
Charter Communications Operating, LLC 5.25% 4/1/2053	7,531	6,214
Charter Communications Operating, LLC 5.50% 4/1/2063	8,889	7,281
Clear Channel Outdoor Holdings, Inc. 7.75% 4/15/2028 (g)	24,680	23,329
Clear Channel Outdoor Holdings, Inc. 7.50% 6/1/2029 (g)	2,400	2,189
Clear Channel Outdoor Holdings, Inc. 7.125% 2/15/2031 (g)	33,860	33,834
Comcast Corp. 4.80% 5/15/2033	8,500	8,442
Comcast Corp. 5.65% 6/1/2054	3,000	2,883
Connect Finco SARL 9.00% 9/15/2029 (g)	159,261	161,023
Connect Finco SARL, Term Loan B, (1-month USD CME Term SOFR + 4.50%) 8.856% 9/27/2029 (i)(j)	17,730	17,403
CSC Holdings, LLC 5.50% 4/15/2027 (g)	28,125	27,246
CSC Holdings, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.50%) 8.842% 1/18/2028 (i)(j)	59,342	59,314
Diamond Sports Net, LLC, Term Loan, 15.00% PIK 1/2/2028 (h)(j)	719	632
DIRECTV Financing, LLC 5.875% 8/15/2027 (g)	80,985	80,590
DIRECTV Financing, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.57% 8/2/2027 (i)(j)	1,614	1,621
DISH Network Corp. 11.75% 11/15/2027 (g)	100,060	104,295
EchoStar Corp. 10.75% 11/30/2029	67,760	71,457
EchoStar Corp. 6.75% PIK 11/30/2030 (h)	685	650
Embarq, LLC 7.995% 6/1/2036	78,221	38,610

16	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Frontier Communications Holdings, LLC 5.00% 5/1/2028 (g)	USD6,015	$6,013
Frontier Communications Holdings, LLC 6.75% 5/1/2029 (g)	78,240	79,051
Frontier Communications Holdings, LLC 5.875% 11/1/2029	57,407	58,053
Frontier Communications Holdings, LLC 6.00% 1/15/2030 (g)	59,229	59,981
Frontier Communications Holdings, LLC 8.75% 5/15/2030 (g)	22,025	23,073
Frontier Communications Holdings, LLC 8.625% 3/15/2031 (g)	10,275	10,895
Gray Media, Inc. 10.50% 7/15/2029 (g)	88,400	95,729
Gray Media, Inc. 4.75% 10/15/2030 (g)	18,529	13,874
Gray Media, Inc. 5.375% 11/15/2031 (g)	61,198	45,223
Gray Media, Inc. 9.625% 7/15/2032 (g)	25,861	26,106
Gray Television, Inc., Term Loan D, (3-month USD CME Term SOFR + 3.00%) 7.443% 12/1/2028 (i)(j)	18,233	18,217
Gray Television, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 9.579% 6/4/2029 (i)(j)	739	740
Lamar Media Corp. 3.625% 1/15/2031	8,515	7,840
Ligado Networks, LLC 17.50% PIK 11/1/2023 (g)(h)(l)	75,762	25,949
Ligado Networks, LLC, Term Loan, 17.50% PIK 10/4/2025 (c)(h)(j)	16,403	16,403
Live Nation Entertainment, Inc. 4.75% 10/15/2027 (g)	36,840	36,302
Meta Platforms, Inc. 4.75% 8/15/2034	7,500	7,474
Meta Platforms, Inc. 5.40% 8/15/2054	9,457	9,145
News Corp. 3.875% 5/15/2029 (g)	13,000	12,423
Nexstar Media, Inc. 5.625% 7/15/2027 (g)	10,315	10,301
Nexstar Media, Inc. 4.75% 11/1/2028 (g)	107,725	104,792
SBA Tower Trust 1.631% 11/15/2026 (g)	23,592	22,715
Scripps Escrow II, Inc. 3.875% 1/15/2029 (g)	12,000	10,663
Sinclair Television Group, Inc. 8.125% 2/15/2033 (g)	24,070	24,567
Sirius XM Radio, LLC 3.125% 9/1/2026 (g)	1,040	1,018
Sirius XM Radio, LLC 5.00% 8/1/2027 (g)	10,000	9,899
Sirius XM Radio, LLC 4.00% 7/15/2028 (g)	68,675	65,407
Sirius XM Radio, LLC 5.50% 7/1/2029 (g)	9,130	9,024
Sirius XM Radio, LLC 4.125% 7/1/2030 (g)	68,223	62,296
Sirius XM Radio, LLC 3.875% 9/1/2031 (g)	151,340	133,651
Snap, Inc. 6.875% 3/1/2033 (g)	28,195	28,931
Take-Two Interactive Software, Inc. 4.00% 4/14/2032	3,752	3,554
TEGNA, Inc. 5.00% 9/15/2029	12,100	11,642
T-Mobile USA, Inc. 2.05% 2/15/2028	9,725	9,181
T-Mobile USA, Inc. 4.95% 3/15/2028	5,224	5,290
T-Mobile USA, Inc. 4.80% 7/15/2028	7,250	7,339
T-Mobile USA, Inc. 5.125% 5/15/2032	6,179	6,271
T-Mobile USA, Inc. 5.30% 5/15/2035	7,945	8,009
T-Mobile USA, Inc. 3.40% 10/15/2052	3,839	2,563
Univision Communications, Inc. 8.00% 8/15/2028 (g)	18,225	18,738
Univision Communications, Inc. 4.50% 5/1/2029 (g)	87,729	81,251
Univision Communications, Inc. 7.375% 6/30/2030 (g)	38,826	38,651
Univision Communications, Inc. 8.50% 7/31/2031 (g)	2,365	2,404
Univision Communications, Inc. 9.375% 8/1/2032 (g)	44,300	45,995
Univision Communications, Inc., Term Loan, (3-month USD CME Term SOFR + 4.25%) 8.546% 6/24/2029 (i)(j)	575	578
Verizon Communications, Inc. 2.55% 3/21/2031	4,318	3,868
Verizon Communications, Inc. 2.355% 3/15/2032	5,696	4,899
Verizon Communications, Inc. 5.05% 5/9/2033	3,816	3,852
Verizon Communications, Inc. 5.25% 4/2/2035	10,570	10,616
Verizon Communications, Inc. 3.40% 3/22/2041	8,500	6,557
Verizon Communications, Inc. 2.875% 11/20/2050	1,266	785
Verizon Communications, Inc. 2.987% 10/30/2056	3,235	1,942
WarnerMedia Holdings, Inc. 3.755% 3/15/2027	1,752	1,719
WarnerMedia Holdings, Inc. 4.054% 3/15/2029	93,034	87,413
WarnerMedia Holdings, Inc. 4.279% 3/15/2032	45,160	37,951
WarnerMedia Holdings, Inc. 5.05% 3/15/2042	44,970	30,099
WarnerMedia Holdings, Inc. 5.141% 3/15/2052	1,244	770
WMG Acquisition Corp. 3.75% 12/1/2029 (g)	4,771	4,484
WMG Acquisition Corp. 3.875% 7/15/2030 (g)	30,599	28,591
WMG Acquisition Corp. 3.00% 2/15/2031 (g)	7,235	6,616
X Corp., Term Loan B3, 9.50% 10/26/2029 (j)	6,175	6,004
X Corp., Term Loan B, (USD-SOFR + 6.50%) 10.958% 10/26/2029 (i)(j)	1,135	1,108
		2,636,934

The Income Fund of America	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care 1.61%
1261229 B.C., Ltd. 10.00% 4/15/2032 (g)	USD45,005	$45,847
AbbVie, Inc. 4.95% 3/15/2031	1,175	1,199
AbbVie, Inc. 5.05% 3/15/2034	1,050	1,064
AbbVie, Inc. 4.55% 3/15/2035	6,750	6,524
AbbVie, Inc. 5.20% 3/15/2035	5,093	5,184
AbbVie, Inc. 5.35% 3/15/2044	375	367
AbbVie, Inc. 4.75% 3/15/2045	1,203	1,081
AbbVie, Inc. 5.40% 3/15/2054	10,500	10,126
AbbVie, Inc. 5.60% 3/15/2055	3,451	3,430
AdaptHealth, LLC 6.125% 8/1/2028 (g)	12,771	12,703
AdaptHealth, LLC 4.625% 8/1/2029 (g)	17,155	16,089
AdaptHealth, LLC 5.125% 3/1/2030 (g)	9,115	8,576
Amgen, Inc. 5.25% 3/2/2030	2,990	3,073
Amgen, Inc. 5.25% 3/2/2033	7,168	7,314
Amgen, Inc. 5.60% 3/2/2043	6,753	6,674
Amgen, Inc. 5.65% 3/2/2053	8,387	8,116
Amgen, Inc. 4.40% 2/22/2062	3,249	2,503
Amgen, Inc. 5.75% 3/2/2063	1,847	1,773
Amneal Pharmaceuticals, LLC 6.875% 8/1/2032 (g)	455	462
AstraZeneca Finance, LLC 1.75% 5/28/2028	5,612	5,256
AstraZeneca Finance, LLC 4.90% 2/26/2031	4,050	4,153
AstraZeneca Finance, LLC 5.00% 2/26/2034	8,375	8,492
AstraZeneca PLC 3.375% 11/16/2025	4,500	4,484
Avantor Funding, Inc. 4.625% 7/15/2028 (g)	13,220	12,934
Avantor Funding, Inc. 3.875% 11/1/2029 (g)	28,430	26,835
Bausch + Lomb Corp. 8.375% 10/1/2028 (g)	17,435	18,200
Bausch Health Americas, Inc. 9.25% 4/1/2026 (g)	6,535	6,550
Bausch Health Americas, Inc. 8.50% 1/31/2027 (g)	37,720	37,425
Bausch Health Cos., Inc. 4.875% 6/1/2028 (g)	365	323
Baxter International, Inc. 1.915% 2/1/2027	9,739	9,377
Baxter International, Inc. 2.272% 12/1/2028	5,534	5,149
Bayer US Finance II, LLC 4.40% 7/15/2044 (g)	13,090	10,226
Bayer US Finance, LLC 6.125% 11/21/2026 (g)	9,951	10,110
Bayer US Finance, LLC 6.25% 1/21/2029 (g)	5,902	6,186
Biocon Biologics Global PLC 6.67% 10/9/2029 (g)	15,000	14,130
Biocon Biologics Global PLC 6.67% 10/9/2029	5,000	4,710
Bristol-Myers Squibb Co. 5.10% 2/22/2031	4,675	4,812
Bristol-Myers Squibb Co. 5.20% 2/22/2034	10,525	10,754
Bristol-Myers Squibb Co. 5.55% 2/22/2054	1,500	1,452
Bristol-Myers Squibb Co. 5.65% 2/22/2064	7,000	6,767
Centene Corp. 4.25% 12/15/2027	24,109	23,393
Centene Corp. 2.45% 7/15/2028	15,555	14,192
Centene Corp. 4.625% 12/15/2029	24,871	23,667
Centene Corp. 3.375% 2/15/2030	20,203	18,204
Centene Corp. 3.00% 10/15/2030	1,760	1,534
Centene Corp. 2.50% 3/1/2031	21,973	18,461
Centene Corp. 2.625% 8/1/2031	16,982	14,192
Charles River Laboratories International, Inc. 4.25% 5/1/2028 (g)	27,840	27,008
CHS / Community Health Systems, Inc. 5.625% 3/15/2027 (g)	68,965	69,117
CHS / Community Health Systems, Inc. 6.00% 1/15/2029 (g)	900	856
CHS / Community Health Systems, Inc. 5.25% 5/15/2030 (g)	38,125	33,387
CHS / Community Health Systems, Inc. 10.875% 1/15/2032 (g)	6,570	6,896
CVS Health Corp. 5.00% 1/30/2029	7,413	7,514
CVS Health Corp. 5.40% 6/1/2029	9,561	9,817
CVS Health Corp. 5.55% 6/1/2031	7,012	7,266
CVS Health Corp. 5.70% 6/1/2034	8,598	8,809
CVS Health Corp. 5.875% 6/1/2053	1,598	1,516
DaVita, Inc. 4.625% 6/1/2030 (g)	1,435	1,369
DaVita, Inc. 3.75% 2/15/2031 (g)	20,865	18,939
DaVita, Inc. 6.875% 9/1/2032 (g)	7,235	7,444
DaVita, Inc. 6.75% 7/15/2033 (g)	20,730	21,397
Elevance Health, Inc. 4.90% 2/8/2026	4,176	4,176
Elevance Health, Inc. 5.20% 2/15/2035	2,213	2,212
Elevance Health, Inc. 5.125% 2/15/2053	1,296	1,144
Eli Lilly and Co. 5.10% 2/12/2035	14,179	14,424
Encompass Health Corp. 4.50% 2/1/2028	13,743	13,523

18	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Encompass Health Corp. 4.75% 2/1/2030	USD4,560	$4,461
Endo Finance Holdings, Inc. 8.50% 4/15/2031 (g)	39,665	42,246
Endo Finance Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.00%) 8.356% 4/23/2031 (i)(j)	66,031	66,299
GE HealthCare Technologies, Inc. 4.80% 8/14/2029	2,726	2,758
Gilead Sciences, Inc. 5.25% 10/15/2033	7,353	7,580
Gilead Sciences, Inc. 5.55% 10/15/2053	3,059	3,006
HCA, Inc. 5.875% 2/15/2026	12,399	12,409
HCA, Inc. 3.375% 3/15/2029	4,074	3,909
HCA, Inc. 3.625% 3/15/2032	4,250	3,913
HCA, Inc. 4.375% 3/15/2042	4,250	3,543
HCA, Inc. 4.625% 3/15/2052	3,997	3,197
Humana, Inc. 5.375% 4/15/2031	6,292	6,420
Humana, Inc. 5.95% 3/15/2034	2,500	2,597
Humana, Inc. 5.55% 5/1/2035	10,618	10,641
Humana, Inc. 5.75% 4/15/2054	3,916	3,641
IQVIA, Inc. 5.00% 5/15/2027 (g)	11,510	11,452
IQVIA, Inc. 6.50% 5/15/2030 (g)	37,505	38,698
IQVIA, Inc. 6.25% 6/1/2032 (g)	23,110	23,727
Jazz Securities DAC 4.375% 1/15/2029 (g)	14,125	13,675
Laboratory Corporation of America Holdings 4.55% 4/1/2032	3,000	2,948
Laboratory Corporation of America Holdings 4.80% 10/1/2034	1,309	1,274
Medline Borrower, LP 3.875% 4/1/2029 (g)	7,795	7,439
Medline Borrower, LP 6.25% 4/1/2029 (g)	30,169	30,799
Medline Borrower, LP 5.25% 10/1/2029 (g)	34,500	33,848
Medline Borrower, LP, Term Loan, (3-month USD CME Term SOFR + 2.25%) 6.577% 10/23/2028 (i)(j)	12,808	12,830
Medtronic Global Holdings S.C.A. 4.25% 3/30/2028	5,455	5,454
Molina Healthcare, Inc. 4.375% 6/15/2028 (g)	25,995	24,902
Molina Healthcare, Inc. 3.875% 11/15/2030 (g)	12,815	11,584
Molina Healthcare, Inc. 3.875% 5/15/2032 (g)	86,195	75,318
Molina Healthcare, Inc. 6.25% 1/15/2033 (g)	27,460	27,127
Novant Health, Inc. 3.168% 11/1/2051	5,000	3,292
Organon & Co. 4.125% 4/30/2028 (g)	28,670	27,155
Owens & Minor, Inc. 4.50% 3/31/2029 (g)	65,430	56,644
Owens & Minor, Inc. 6.625% 4/1/2030 (g)	36,520	32,919
Perrigo Finance Unlimited Co. 6.125% 9/30/2032	12,895	13,042
Radiology Partners, Inc. 9.781% PIK 2/15/2030 (g)(h)	36,469	36,059
Radiology Partners, Inc. 8.50% 7/15/2032 (g)	65,015	65,773
Radiology Partners, Inc., Term Loan B, (1-month USD CME Term SOFR + 4.50%) 8.82% 6/26/2032 (i)(j)	50,000	50,120
Rede D’Or Finance SARL 4.95% 1/17/2028	200	198
Rede D’Or Finance SARL 4.50% 1/22/2030	400	381
Roche Holdings, Inc. 4.203% 9/9/2029 (g)	6,953	6,932
Roche Holdings, Inc. 4.592% 9/9/2034 (g)	3,703	3,640
Summa Health 3.511% 11/15/2051	2,150	1,714
Surgery Center Holdings, Inc. 7.25% 4/15/2032 (g)	28,690	29,535
Surgery Center Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 2.75%) 7.106% 12/19/2030 (i)(j)	3,861	3,879
Takeda U.S. Financing, Inc. 5.20% 7/7/2035	16,803	16,746
Takeda U.S. Financing, Inc. 5.90% 7/7/2055	4,180	4,178
Tenet Healthcare Corp. 4.625% 6/15/2028	5,630	5,539
Tenet Healthcare Corp. 6.125% 10/1/2028	17,500	17,512
Tenet Healthcare Corp. 4.25% 6/1/2029	17,140	16,554
Tenet Healthcare Corp. 6.75% 5/15/2031	14,510	14,941
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026	11,453	11,210
Teva Pharmaceutical Finance Netherlands III BV 4.75% 5/9/2027	47,053	46,760
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028	167,996	173,770
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	126,860	126,914
Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029	11,406	12,452
Teva Pharmaceutical Finance Netherlands III BV 8.125% 9/15/2031	2,010	2,276
Teva Pharmaceutical Finance Netherlands III BV 6.00% 12/1/2032	14,170	14,446
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046	79,475	56,665
Teva Pharmaceutical Finance Netherlands IV BV 5.75% 12/1/2030	27,325	27,743
UnitedHealth Group, Inc. 4.95% 1/15/2032	9,261	9,332
UnitedHealth Group, Inc. 5.15% 7/15/2034	7,300	7,325
UnitedHealth Group, Inc. 5.30% 6/15/2035	11,177	11,299

The Income Fund of America	19

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
UnitedHealth Group, Inc. 5.625% 7/15/2054	USD5,300	$5,052
UnitedHealth Group, Inc. 5.95% 6/15/2055	9,877	9,885
Viatris, Inc. 4.00% 6/22/2050	10,186	6,698
		2,147,162

Real estate 1.17%
Alexandria Real Estate Equities, Inc. 3.95% 1/15/2028	975	962
Alexandria Real Estate Equities, Inc. 2.75% 12/15/2029	4,851	4,492
Alexandria Real Estate Equities, Inc. 3.375% 8/15/2031	2,375	2,192
Alexandria Real Estate Equities, Inc. 1.875% 2/1/2033	4,323	3,478
American Tower Corp. 3.55% 7/15/2027	2,525	2,483
American Tower Corp. 2.30% 9/15/2031	2,000	1,735
American Tower Corp. 2.95% 1/15/2051	4,250	2,677
Anywhere Real Estate Group, LLC 5.75% 1/15/2029 (g)	54,930	49,105
Anywhere Real Estate Group, LLC 5.25% 4/15/2030 (g)	27,230	22,892
Anywhere Real Estate Group, LLC 7.00% 4/15/2030 (g)	28,400	27,224
Boston Properties, LP 6.75% 12/1/2027	25,000	26,131
Boston Properties, LP 2.90% 3/15/2030	2,310	2,122
Boston Properties, LP 3.25% 1/30/2031	10,206	9,368
Boston Properties, LP 2.55% 4/1/2032	4,508	3,818
Boston Properties, LP 2.45% 10/1/2033	12,250	9,831
Boston Properties, LP 6.50% 1/15/2034	33,896	36,298
Boston Properties, LP 5.75% 1/15/2035	21,051	21,186
Brookfield Property REIT, Inc. 5.75% 5/15/2026 (g)	6,938	6,926
Equinix, Inc. 1.45% 5/15/2026	13,335	12,997
Extra Space Storage, LP 2.35% 3/15/2032	1,949	1,662
Forestar Group, Inc. 6.50% 3/15/2033 (g)	37,785	37,969
Howard Hughes Corp. (The) 5.375% 8/1/2028 (g)	77,180	76,773
Howard Hughes Corp. (The) 4.125% 2/1/2029 (g)	61,605	58,874
Howard Hughes Corp. (The) 4.375% 2/1/2031 (g)	84,035	77,436
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031	3,300	2,802
Iron Mountain, Inc. 4.875% 9/15/2027 (g)	6,865	6,817
Iron Mountain, Inc. 5.00% 7/15/2028 (g)	11,466	11,357
Iron Mountain, Inc. 4.875% 9/15/2029 (g)	9,300	9,100
Iron Mountain, Inc. 5.25% 7/15/2030 (g)	33,830	33,274
Iron Mountain, Inc. 4.50% 2/15/2031 (g)	43,400	41,085
Iron Mountain, Inc. 6.25% 1/15/2033 (g)	18,170	18,493
Kennedy-Wilson, Inc. 4.75% 3/1/2029	41,752	39,303
Kennedy-Wilson, Inc. 4.75% 2/1/2030	76,066	70,163
Kennedy-Wilson, Inc. 5.00% 3/1/2031	48,253	44,029
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027 (g)	26,434	25,967
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029 (g)	3,335	3,240
Ladder Capital Finance Holdings LLLP 5.50% 8/1/2030	16,348	16,386
Ladder Capital Finance Holdings LLLP 7.00% 7/15/2031 (g)	7,535	7,897
MPT Operating Partnership, LP 5.00% 10/15/2027	178,331	163,765
MPT Operating Partnership, LP 4.625% 8/1/2029	14,715	11,200
MPT Operating Partnership, LP 3.50% 3/15/2031	1,175	801
MPT Operating Partnership, LP 8.50% 2/15/2032 (g)	99,141	103,110
Park Intermediate Holdings, LLC 5.875% 10/1/2028 (g)	5,010	4,995
Park Intermediate Holdings, LLC 4.875% 5/15/2029 (g)	22,600	21,760
Park Intermediate Holdings, LLC 7.00% 2/1/2030 (g)	8,695	8,912
Pebblebrook Hotel, LP 6.375% 10/15/2029 (g)	29,400	29,343
Prologis, LP 4.875% 6/15/2028	3,841	3,902
Prologis, LP 4.75% 6/15/2033	2,957	2,940
Prologis, LP 5.00% 3/15/2034	3,445	3,445
Prologis, LP 5.00% 1/31/2035	1,721	1,718
Public Storage Operating Co. 1.85% 5/1/2028	8,037	7,532
Public Storage Operating Co. 1.95% 11/9/2028	8,107	7,536
Public Storage Operating Co. 2.30% 5/1/2031	3,242	2,872
RLJ Lodging Trust, LP 3.75% 7/1/2026 (g)	2,120	2,090
RLJ Lodging Trust, LP 4.00% 9/15/2029 (g)	6,265	5,852
SBA Communications Corp. 3.125% 2/1/2029	2,170	2,024
Scentre Group Trust 1 3.25% 10/28/2025 (g)	9,115	9,082
Scentre Group Trust 1 3.75% 3/23/2027 (g)	2,500	2,468
Service Properties Trust 5.25% 2/15/2026	4,070	4,042

20	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Service Properties Trust 4.75% 10/1/2026	USD19,605	$19,306
Service Properties Trust 4.95% 2/15/2027	26,398	25,782
Service Properties Trust 5.50% 12/15/2027	27,165	26,812
Service Properties Trust 3.95% 1/15/2028	56,065	52,320
Service Properties Trust 8.375% 6/15/2029	52,506	54,454
Service Properties Trust 4.95% 10/1/2029	30,822	27,141
Service Properties Trust 4.375% 2/15/2030	34,840	29,556
Service Properties Trust 8.625% 11/15/2031 (g)	39,615	42,224
Service Properties Trust 8.875% 6/15/2032	20,406	21,356
Simon Property Group, LP 3.50% 9/1/2025	3,250	3,247
Simon Property Group, LP 2.65% 7/15/2030	3,350	3,082
Sun Communities Operating, LP 2.30% 11/1/2028	2,566	2,391
Sun Communities Operating, LP 2.70% 7/15/2031	1,941	1,715
VICI Properties, LP 4.25% 12/1/2026 (g)	3,660	3,631
VICI Properties, LP 3.875% 2/15/2029 (g)	16,995	16,457
VICI Properties, LP 4.625% 12/1/2029 (g)	140	137
VICI Properties, LP 4.125% 8/15/2030 (g)	14,885	14,229
		1,571,773

Information technology 1.14%
Accenture Capital, Inc. 4.25% 10/4/2031	8,263	8,141
Accenture Capital, Inc. 4.50% 10/4/2034	7,868	7,618
Acuris Finance US, Inc. 9.00% 8/1/2029 (g)	16,125	16,466
ams-OSRAM AG 12.25% 3/30/2029 (g)	36,330	39,200
Analog Devices, Inc. 5.05% 4/1/2034	3,616	3,684
Analog Devices, Inc. 5.30% 4/1/2054	4,974	4,784
Booz Allen Hamilton, Inc. 4.00% 7/1/2029 (g)	17,037	16,496
Broadcom Corp. 3.875% 1/15/2027	1,134	1,125
Broadcom, Inc. 3.15% 11/15/2025	314	313
Broadcom, Inc. 5.05% 7/12/2029	3,569	3,644
Broadcom, Inc. 4.35% 2/15/2030	3,269	3,246
Broadcom, Inc. 5.15% 11/15/2031	938	961
Broadcom, Inc. 4.55% 2/15/2032	911	899
Broadcom, Inc. 4.80% 10/15/2034	929	912
Broadcom, Inc. 5.20% 7/15/2035	20,750	20,856
Broadcom, Inc. 3.187% 11/15/2036 (g)	239	197
Cisco Systems, Inc. 5.10% 2/24/2035	17,098	17,394
Cloud Software Group, Inc. 6.50% 3/31/2029 (g)	48,410	48,922
Cloud Software Group, Inc. 9.00% 9/30/2029 (g)	77,190	79,937
Cloud Software Group, Inc. 8.25% 6/30/2032 (g)	34,950	37,242
Cloud Software Group, Inc., Term Loan B1, (3-month USD CME Term SOFR + 3.50%) 7.796% 3/29/2029 (i)(j)	52,556	52,712
CommScope Technologies, LLC 5.00% 3/15/2027 (g)	58,864	57,696
CommScope, LLC 8.25% 3/1/2027 (g)	63,998	64,317
CommScope, LLC 7.125% 7/1/2028 (g)	16,551	16,395
CommScope, LLC 9.50% 12/15/2031 (g)	1,290	1,360
Commscope, LLC, Term Loan, (3-month USD CME Term SOFR + 5.25%) 9.606% 12/17/2029 (i)(j)	24,790	25,216
Diebold Nixdorf, Inc. 7.75% 3/31/2030 (a)(g)	118,485	126,007
Ellucian Holdings, Inc. 6.50% 12/1/2029 (g)	18,775	19,066
Ellucian Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.106% 11/22/2032 (i)(j)	5,650	5,818
Entegris, Inc. 3.625% 5/1/2029 (g)	30,000	28,177
Fair Isaac Corp. 4.00% 6/15/2028 (g)	16,730	16,174
Fair Isaac Corp. 6.00% 5/15/2033 (g)	33,225	33,464
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 11.428% 9/13/2029 (f)(i)(j)	33,305	33,472
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 11.428% 9/13/2029 (f)(i)(j)	370	372
Finastra USA, Inc., Term Loan, (1-month USD CME Term SOFR + 4.00%) 8.349% 7/30/2032 (i)(j)	18,885	18,696
Gartner, Inc. 4.50% 7/1/2028 (g)	14,275	14,054
Helios Software Holdings, Inc. 8.75% 5/1/2029 (g)	43,925	44,839
Hughes Satellite Systems Corp. 5.25% 8/1/2026	138,946	128,211
Hughes Satellite Systems Corp. 6.625% 8/1/2026	113,302	85,828
ION Trading Technologies SARL 9.50% 5/30/2029 (g)	28,365	29,535
Kaseya, Inc., Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.356% 3/20/2033 (i)(j)	16,750	16,858
Microchip Technology, Inc. 5.05% 3/15/2029	8,175	8,269
NCR Atleos Corp. 9.50% 4/1/2029 (g)	59,983	65,036
NCR Voyix Corp. 5.125% 4/15/2029 (g)	4,281	4,199
Shift4 Payments, LLC 6.75% 8/15/2032 (g)	14,530	15,020

The Income Fund of America	21

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Synaptics, Inc. 4.00% 6/15/2029 (g)	USD3,700	$3,497
Synopsys, Inc. 5.15% 4/1/2035	8,029	8,061
Synopsys, Inc. 5.70% 4/1/2055	4,101	4,047
Texas Instruments, Inc. 4.60% 2/8/2029	4,408	4,464
Texas Instruments, Inc. 4.85% 2/8/2034	2,294	2,319
UKG, Inc. 6.875% 2/1/2031 (g)	13,825	14,202
Unisys Corp. 10.625% 1/15/2031 (g)	25,298	26,586
Viasat, Inc. 5.625% 4/15/2027 (g)	95,464	95,094
Viasat, Inc. 6.50% 7/15/2028 (g)	27,508	25,957
Viasat, Inc. 7.50% 5/30/2031 (g)	68,280	59,537
Viasat, Inc., Term Loan B, (1-month USD CME Term SOFR + 4.50%) 8.971% 3/2/2029 (i)(j)	24,324	24,005
Viasat, Inc., Term Loan B, (1-month USD CME Term SOFR + 4.50%) 8.954% 5/30/2030 (i)(j)	4,500	4,429
Viavi Solutions, Inc. 3.75% 10/1/2029 (g)	4,675	4,328
Wolfspeed, Inc. 2.00% PIK and 9.875% Cash 6/23/2030 (13.875% on 6/22/2026) (f)(h)(k)	11,674	12,374
Wolfspeed, Inc. 2.00% PIK and 9.875% Cash 6/23/2030 (13.875% on 6/23/2026) (f)(h)(k)	9,164	9,714
Xerox Holdings Corp. 5.50% 8/15/2028 (g)	830	551
		1,521,993

Industrials 1.00%
AAR Escrow Issuer, LLC 6.75% 3/15/2029 (g)	15,509	15,925
ADT Security Corp. 4.125% 8/1/2029 (g)	920	881
AECOM 6.00% 8/1/2033 (g)	2,240	2,260
Air Lease Corp. 2.875% 1/15/2026	5,916	5,865
Air Lease Corp. 2.20% 1/15/2027	934	904
Allison Transmission, Inc. 3.75% 1/30/2031 (g)	25,185	23,033
Amentum Escrow Corp., Term Loan, (3-month USD CME Term SOFR + 2.25%) 6.606% 9/29/2031 (i)(j)	21,060	20,965
Amentum Holdings, Inc. 7.25% 8/1/2032 (g)	24,235	25,089
American Airlines, Inc. 8.50% 5/15/2029 (g)	11,890	12,434
Americold Realty Operating Partnership, LP 5.60% 5/15/2032	9,660	9,675
Aramark Services, Inc. 5.00% 2/1/2028 (g)	39,000	38,657
ATI, Inc. 4.875% 10/1/2029	30,055	29,411
ATI, Inc. 7.25% 8/15/2030	14,815	15,542
ATI, Inc. 5.125% 10/1/2031	15,485	15,046
Avis Budget Car Rental, LLC 5.75% 7/15/2027 (g)	10,553	10,532
Avis Budget Car Rental, LLC 5.375% 3/1/2029 (g)	18,760	17,979
Avis Budget Car Rental, LLC 8.25% 1/15/2030 (g)	4,805	4,949
Avis Budget Car Rental, LLC 8.00% 2/15/2031 (g)	6,700	6,847
Axon Enterprise, Inc. 6.125% 3/15/2030 (g)	4,825	4,940
BAE Systems PLC 5.125% 3/26/2029 (g)	6,670	6,825
BAE Systems PLC 5.25% 3/26/2031 (g)	5,564	5,728
BAE Systems PLC 5.30% 3/26/2034 (g)	6,357	6,502
BAE Systems PLC 5.50% 3/26/2054 (g)	1,175	1,156
Boeing Co. (The) 3.10% 5/1/2026	500	494
Boeing Co. (The) 5.04% 5/1/2027	4,500	4,528
Boeing Co. (The) 3.25% 3/1/2028	1,025	991
Boeing Co. (The) 6.298% 5/1/2029	7,822	8,261
Boeing Co. (The) 5.15% 5/1/2030	7,095	7,212
Boeing Co. (The) 3.625% 2/1/2031	2,720	2,567
Boeing Co. (The) 6.388% 5/1/2031	2,425	2,610
Boeing Co. (The) 3.60% 5/1/2034	5,750	5,082
Boeing Co. (The) 6.528% 5/1/2034	25,611	27,886
Boeing Co. (The) 3.90% 5/1/2049	800	581
Boeing Co. (The) 5.805% 5/1/2050	8,550	8,260
Boeing Co. (The) 6.858% 5/1/2054	3,988	4,388
Boeing Co. (The) 7.008% 5/1/2064	2,350	2,596
Brink’s Co. (The) 4.625% 10/15/2027 (g)	12,800	12,623
Brink’s Co. (The) 6.50% 6/15/2029 (g)	4,755	4,876
Brink’s Co. (The) 6.75% 6/15/2032 (g)	7,500	7,733
Burlington Northern Santa Fe, LLC 3.55% 2/15/2050	8,500	6,170
BWX Technologies, Inc. 4.125% 6/30/2028 (g)	5,190	5,027
BWX Technologies, Inc. 4.125% 4/15/2029 (g)	8,595	8,257
Canadian Pacific Railway Co. 1.75% 12/2/2026	3,015	2,909
Canadian Pacific Railway Co. 5.20% 3/30/2035	4,698	4,758
Canadian Pacific Railway, Co. 3.00% 12/2/2041	1,028	746
Canadian Pacific Railway Co. 3.10% 12/2/2051	3,204	2,095

22	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Chart Industries, Inc. 7.50% 1/1/2030 (g)	USD11,063	$11,603
Clarivate Science Holdings Corp. 3.875% 7/1/2028 (g)	12,595	12,050
Clarivate Science Holdings Corp. 4.875% 7/1/2029 (g)	25,820	24,202
Clean Harbors, Inc. 5.125% 7/15/2029 (g)	2,575	2,535
Clean Harbors, Inc. 6.375% 2/1/2031 (g)	17,399	17,793
CoreLogic, Inc. 4.50% 5/1/2028 (g)	81,186	76,595
CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 3.50%) 7.971% 6/2/2028 (i)(j)	24,753	24,726
CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.50%) 10.971% 6/4/2029 (i)(j)	14,000	13,749
CSX Corp. 3.80% 3/1/2028	1,300	1,285
CSX Corp. 5.05% 6/15/2035	12,097	12,097
Dun & Bradstreet Corp. (The) 5.00% 12/15/2029 (g)	16,480	16,868
Enviri Corp. 5.75% 7/31/2027 (g)	10,085	9,929
EquipmentShare.com, Inc. 9.00% 5/15/2028 (g)	4,535	4,785
EquipmentShare.com, Inc. 8.625% 5/15/2032 (g)	14,780	15,750
FTAI Aviation Investors, LLC 5.50% 5/1/2028 (g)	30,400	30,350
Garda World Security Corp. 8.375% 11/15/2032 (g)	10,430	10,753
General Dynamics Corp. 3.625% 4/1/2030	5,433	5,276
General Electric Co. 4.30% 7/29/2030	1,886	1,878
General Electric Co. 4.90% 1/29/2036	726	724
Herc Holdings, Inc. 6.625% 6/15/2029 (g)	19,575	20,055
Herc Holdings, Inc. 7.00% 6/15/2030 (g)	18,605	19,241
Herc Holdings, Inc. 7.25% 6/15/2033 (g)	7,940	8,228
Icahn Enterprises, LP 6.25% 5/15/2026	17,684	17,584
Icahn Enterprises, LP 5.25% 5/15/2027	42,205	41,154
Icahn Enterprises, LP 9.75% 1/15/2029	1,100	1,112
Icahn Enterprises, LP 4.375% 2/1/2029	21,525	18,478
Icahn Enterprises, LP 10.00% 11/15/2029 (g)	965	978
L3Harris Technologies, Inc. 5.40% 7/31/2033	7,430	7,629
Lockheed Martin Corp. 5.10% 11/15/2027	3,305	3,370
Lockheed Martin Corp. 4.45% 5/15/2028	7,873	7,922
Lockheed Martin Corp. 5.70% 11/15/2054	6,148	6,146
Mexico City Airport Trust 3.875% 4/30/2028 (g)	770	750
Mexico City Airport Trust 5.50% 10/31/2046	2,303	1,957
Mexico City Airport Trust 5.50% 7/31/2047	4,482	3,729
Mexico City Airport Trust 5.50% 7/31/2047 (g)	215	179
Miter Brands Acquisition Holdco, Inc. 6.75% 4/1/2032 (g)	9,224	9,423
Moog, Inc. 4.25% 12/9/2027 (g)	16,909	16,536
Mueller Water Products, Inc. 4.00% 6/15/2029 (g)	5,110	4,887
NESCO Holdings II, Inc. 5.50% 4/15/2029 (g)	2,570	2,508
Norfolk Southern Corp. 4.45% 3/1/2033	3,847	3,755
Norfolk Southern Corp. 5.10% 5/1/2035	5,539	5,565
Norfolk Southern Corp. 3.05% 5/15/2050	1,727	1,126
Norfolk Southern Corp. 5.35% 8/1/2054	17,005	16,202
Northrop Grumman Corp. 3.25% 1/15/2028	7,495	7,308
Otis Worldwide Corp. 2.293% 4/5/2027	1,940	1,874
Paychex, Inc. 5.60% 4/15/2035	814	837
Peraton Corp., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 8.206% 2/1/2028 (i)(j)	4,437	3,964
QXO Building Products, Inc. 6.75% 4/30/2032 (g)	1,595	1,646
RB Global Holdings, Inc. 7.75% 3/15/2031 (g)	11,040	11,584
Reworld Holding Corp. 4.875% 12/1/2029 (g)	19,365	18,511
RTX Corp. 1.90% 9/1/2031	6,250	5,333
RTX Corp. 5.15% 2/27/2033	9,542	9,746
RTX Corp. 5.375% 2/27/2053	3,947	3,757
Sabre GLBL, Inc. 11.125% 7/15/2030 (g)	24,455	25,812
Sensata Technologies BV 4.00% 4/15/2029 (g)	19,310	18,370
Sensata Technologies, Inc. 3.75% 2/15/2031 (g)	26,288	24,010
Siemens Funding BV 5.80% 5/28/2055 (g)	11,564	11,994
Siemens Funding BV 5.90% 5/28/2065 (g)	10,833	11,327
Spirit AeroSystems, Inc. 4.60% 6/15/2028	485	478
Spirit AeroSystems, Inc. 9.375% 11/30/2029 (g)	2,065	2,185
Spirit AeroSystems, Inc. 9.75% 11/15/2030 (g)	625	688
Standard Building Solutions, Inc. 6.25% 8/1/2033 (g)	10,880	10,992
TransDigm, Inc. 6.75% 8/15/2028 (g)	11,790	12,045
TransDigm, Inc. 6.375% 3/1/2029 (g)	14,590	14,950
TransDigm, Inc. 6.625% 3/1/2032 (g)	2,580	2,656
TransDigm, Inc. 6.375% 5/31/2033 (g)	25,665	25,892

The Income Fund of America	23

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Triton Container International, Ltd. 3.15% 6/15/2031 (g)	USD7,222	$6,269
Union Pacific Corp. 2.40% 2/5/2030	1,931	1,774
Union Pacific Corp. 5.10% 2/20/2035	6,058	6,128
Union Pacific Corp. 2.891% 4/6/2036	2,495	2,050
Union Pacific Corp. 3.50% 2/14/2053	1,671	1,176
Union Pacific Corp. 5.60% 12/1/2054	9,163	9,076
United Rentals (North America), Inc. 5.25% 1/15/2030	6,840	6,828
United Rentals (North America), Inc. 3.875% 2/15/2031	21,600	20,173
United Rentals (North America), Inc. 3.75% 1/15/2032	10,985	10,016
United Rentals (North America), Inc. 6.125% 3/15/2034 (g)	29,140	29,914
Varanasi Aurangabad Nh-2 Tollway Private, Ltd. 5.90% 2/28/2034 (g)	975	1,003
Virgin Australia Holdings, Ltd. 7.875% 10/15/2021 (g)(l)	1,633	12
Waste Pro USA, Inc. 7.00% 2/1/2033 (g)	7,165	7,452
WESCO Distribution, Inc. 7.25% 6/15/2028 (g)	6,435	6,525
WESCO Distribution, Inc. 6.625% 3/15/2032 (g)	20,920	21,612
WESCO Distribution, Inc. 6.375% 3/15/2033 (g)	25,770	26,403
XPO, Inc. 6.25% 6/1/2028 (g)	4,950	5,039
XPO, Inc. 7.125% 6/1/2031 (g)	6,765	7,005
XPO, Inc. 7.125% 2/1/2032 (g)	14,878	15,479
		1,333,150

Materials 0.97%
Air Products and Chemicals, Inc. 1.85% 5/15/2027	1,607	1,542
Alliance Resource Operating Partners, LP 8.625% 6/15/2029 (g)	7,629	8,088
ARD Finance SA 7.25% PIK 6/30/2027 (g)(h)	17,714	1,318
Avient Corp. 7.125% 8/1/2030 (g)	6,900	7,093
Avient Corp. 6.25% 11/1/2031 (g)	7,115	7,147
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/2031 (g)	7,585	7,897
Axalta Coating Systems, LLC 4.75% 6/15/2027 (g)	14,076	13,963
Ball Corp. 6.875% 3/15/2028	19,100	19,511
Ball Corp. 6.00% 6/15/2029	24,810	25,282
Ball Corp. 2.875% 8/15/2030	1,540	1,384
Ball Corp. 3.125% 9/15/2031	20,755	18,593
CAN-PACK SA 3.875% 11/15/2029 (g)	21,747	20,275
Capstone Copper Corp. 6.75% 3/31/2033 (g)	8,275	8,439
Celanese US Holdings, LLC 6.665% 7/15/2027	34,028	34,900
Celanese US Holdings, LLC 6.85% 11/15/2028	22,109	23,034
Celanese US Holdings, LLC 6.83% 7/15/2029	18,697	19,436
Celanese US Holdings, LLC 6.50% 4/15/2030	2,890	2,925
Celanese US Holdings, LLC 7.05% 11/15/2030	34,843	36,319
Celanese US Holdings, LLC 6.75% 4/15/2033	30,235	30,523
Celanese US Holdings, LLC 7.20% 11/15/2033	3,430	3,584
Cleveland-Cliffs, Inc. 7.00% 3/15/2027	1,300	1,296
Cleveland-Cliffs, Inc. 5.875% 6/1/2027	50,625	50,700
Cleveland-Cliffs, Inc. 4.625% 3/1/2029 (g)	33,580	31,681
Cleveland-Cliffs, Inc. 6.875% 11/1/2029 (g)	37,251	37,302
Cleveland-Cliffs, Inc. 6.75% 4/15/2030 (g)	36,895	36,747
Cleveland-Cliffs, Inc. 4.875% 3/1/2031 (g)	6,700	5,952
Cleveland-Cliffs, Inc. 7.50% 9/15/2031 (g)	58,500	58,450
Cleveland-Cliffs, Inc. 7.00% 3/15/2032 (g)	24,110	23,552
Cleveland-Cliffs, Inc. 7.375% 5/1/2033 (g)	16,699	16,272
Consolidated Energy Finance SA 5.625% 10/15/2028 (g)	3,465	2,919
Consolidated Energy Finance SA 12.00% 2/15/2031 (g)	12,905	12,143
CRH America, Inc. 5.125% 5/18/2045 (g)	350	324
CVR Partners, LP 6.125% 6/15/2028 (g)	6,135	6,095
Dow Chemical Co. (The) 5.35% 3/15/2035	4,901	4,799
Dow Chemical Co. (The) 4.80% 5/15/2049	2,075	1,659
Dow Chemical Co. (The) 3.60% 11/15/2050	10,215	6,748
Dow Chemical Co. (The) 5.95% 3/15/2055	8,500	7,884
Element Solutions, Inc. 3.875% 9/1/2028 (g)	21,085	20,331
First Quantum Minerals, Ltd. 6.875% 10/15/2027 (g)	47,346	47,460
First Quantum Minerals, Ltd. 9.375% 3/1/2029 (g)	75,515	80,118
FXI Holdings, Inc. 12.25% 11/15/2026 (g)	35,598	31,994
FXI Holdings, Inc. 12.25% 11/15/2026 (g)	24,259	21,772
INEOS Finance PLC 6.75% 5/15/2028 (g)	16,310	16,078

24	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
INEOS Finance PLC 7.50% 4/15/2029 (g)	USD6,920	$6,878
International Flavors & Fragrances, Inc. 1.832% 10/15/2027 (g)	749	705
JH North America Holdings, Inc. 5.875% 1/31/2031 (g)	4,385	4,403
JH North America Holdings, Inc. 6.125% 7/31/2032 (g)	18,400	18,605
Kaiser Aluminum Corp. 4.625% 3/1/2028 (g)	20,295	19,856
Linde, Inc. 1.10% 8/10/2030	3,657	3,142
LSB Industries, Inc. 6.25% 10/15/2028 (g)	445	438
LYB International Finance III, LLC 6.15% 5/15/2035	1,087	1,115
Mercer International, Inc. 12.875% 10/1/2028 (g)	395	399
Methanex Corp. 5.125% 10/15/2027	57,263	57,020
Methanex Corp. 5.25% 12/15/2029	2,380	2,359
Methanex Corp. 5.65% 12/1/2044	450	352
Methanex US Operations, Inc. 6.25% 3/15/2032 (g)	6,400	6,349
Minera Mexico, SA de CV, 5.625% 2/12/2032 (g)	11,045	11,232
Mineral Resources, Ltd. 8.125% 5/1/2027 (g)	12,120	12,167
Mineral Resources, Ltd. 8.00% 11/1/2027 (g)	14,800	15,060
Mineral Resources, Ltd. 9.25% 10/1/2028 (g)	23,240	24,318
Mineral Resources, Ltd. 8.50% 5/1/2030 (g)	12,175	12,476
NOVA Chemicals Corp. 5.25% 6/1/2027 (g)	13,410	13,368
NOVA Chemicals Corp. 4.25% 5/15/2029 (g)	5,320	5,085
NOVA Chemicals Corp. 9.00% 2/15/2030 (g)	6,685	7,192
NOVA Chemicals Corp. 7.00% 12/1/2031 (g)	8,425	8,803
Novelis Corp. 4.75% 1/30/2030 (g)	7,523	7,212
Novelis Corp. 3.875% 8/15/2031 (g)	8,912	8,002
Quikrete Holdings, Inc. 6.375% 3/1/2032 (g)	6,685	6,860
Quikrete Holdings, Inc. 6.75% 3/1/2033 (g)	13,290	13,639
Quikrete Holdings, Inc., Term Loan B3, (3-month USD CME Term SOFR + 2.25%) 6.606% 2/10/2032 (i)(j)	5,416	5,420
Rio Tinto Finance (USA) PLC 5.25% 3/14/2035	2,899	2,944
Rio Tinto Finance (USA) PLC 5.75% 3/14/2055	6,838	6,850
Samarco Mineracao SA 9.06% PIK 6/30/2031 (5.00% PIK and 4.00% Cash on 12/30/2025) (h)(k)	2,008	1,990
Samarco Mineracao SA 9.06% PIK 6/30/2031 (5.00% PIK and 4.00% Cash on 12/30/2025) (g)(h)(k)	517	512
SCIH Salt Holdings, Inc. 4.875% 5/1/2028 (g)	64,170	62,364
SCIH Salt Holdings, Inc. 6.625% 5/1/2029 (g)	38,225	37,821
Sealed Air Corp. 4.00% 12/1/2027 (g)	19,239	18,696
Sealed Air Corp. 6.125% 2/1/2028 (g)	30,890	31,205
Sherwin-Williams Co. 4.50% 8/15/2030	1,600	1,595
Sherwin-Williams Co. 5.15% 8/15/2035	774	773
Trivium Packaging Finance BV 8.25% 7/15/2030 (g)	6,750	7,112
Venator Material, LLC, Term Loan, (3-month USD CME Term SOFR + 2.00%) 8.00% PIK and 6.261% Cash 1/16/2026 (c)(h)(i)(j)	9,235	5,079
Venator Material, LLC, Term Loan, (3-month USD CME Term SOFR + 8.00%) 8.00% PIK and 6.299% Cash 7/16/2026 (c)(h)(i)(j)	9,286	5,107
Venator Material, LLC, Term Loan, (USD-SOFR + 10.00%) 8.00% PIK and 6.322% Cash 10/12/2028 (c)(h)(i)(j)	15,284	8,406
Warrior Met Coal, Inc. 7.875% 12/1/2028 (g)	23,007	23,320
Westlake Corp. 5.00% 8/15/2046	350	302
Westlake Corp. 4.375% 11/15/2047	300	234
		1,300,294

Utilities 0.78%
American Electric Power Co., Inc. 4.30% 12/1/2028	2,280	2,270
American Water Capital Corp. 2.80% 5/1/2030	950	881
Calpine Corp. 5.125% 3/15/2028 (g)	12,315	12,264
Cleveland Electric Illuminating Co. (The) 3.50% 4/1/2028 (g)	2,500	2,421
Colbun SA 3.95% 10/11/2027 (g)	550	544
Comision Federal de Electricidad 4.688% 5/15/2029 (g)	14,525	14,099
Comision Federal de Electricidad 3.348% 2/9/2031	9,000	7,878
Comision Federal de Electricidad 3.875% 7/26/2033	7,531	6,384
Comision Federal de Electricidad 6.45% 1/24/2035 (g)	8,000	7,883
Commonwealth Edison Co. 3.85% 3/15/2052	3,848	2,896
Connecticut Light and Power Co. (The) 4.95% 8/15/2034	3,300	3,292
Consumers Energy Co. 4.50% 1/15/2031	3,500	3,496
Consumers Energy Co. 4.625% 5/15/2033	5,826	5,746
Consumers Energy Co. 5.05% 5/15/2035	4,283	4,301
DTE Energy Co. 4.95% 7/1/2027	1,075	1,085
Duke Energy Indiana, LLC 4.90% 7/15/2043	12,285	11,231

The Income Fund of America	25

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Duke Energy Indiana, LLC 3.25% 10/1/2049	USD1,727	$1,174
Duke Energy Progress, LLC 4.15% 12/1/2044	987	807
Edison International 4.125% 3/15/2028	7,020	6,810
Edison International 5.25% 11/15/2028	10,044	9,979
Edison International 5.45% 6/15/2029	10,832	10,767
Edison International 6.95% 11/15/2029	3,900	4,070
Edison International 6.25% 3/15/2030	11,743	11,932
Edison International 5.25% 3/15/2032	16,500	15,818
Electricite de France SA 6.25% 5/23/2033 (g)	5,121	5,504
Electricite de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 12/31/2079) (g)(k)	4,000	4,594
Emera, Inc. 6.75% 6/15/2076 (3-month USD CME Term SOFR + 5.702% on 6/15/2026) (k)	35,774	36,122
Eversource Energy 5.50% 1/1/2034	1,650	1,679
FirstEnergy Corp. 1.60% 1/15/2026	989	974
FirstEnergy Corp. 2.65% 3/1/2030	2,500	2,295
FirstEnergy Corp. 2.25% 9/1/2030	150	133
FirstEnergy Corp., Series B, 3.90% 7/15/2027	45,859	45,313
FirstEnergy Transmission, LLC 2.866% 9/15/2028 (g)	4,325	4,118
Georgia Power Co. 3.70% 1/30/2050	1,200	897
Israel Electric Corp., Ltd. 8.10% 12/15/2096 (g)	4,905	6,479
Ithaca Energy (North sea) PLC 8.125% 10/15/2029 (g)	11,310	11,688
Long Ridge Energy, LLC, 8.75% 2/15/2032 (g)	22,185	23,026
MI Windows and Doors, LLC, Term Loan B2, (3-month USD CME Term SOFR + 2.75%) 7.106% 3/28/2031 (i)(j)	8,242	8,267
MidAmerican Energy Co. 5.85% 9/15/2054	2,325	2,378
NextEra Energy Capital Holdings, Inc. 4.685% 9/1/2027	850	854
Northern States Power Co. 2.60% 6/1/2051	572	345
Pacific Gas and Electric Co. 3.15% 1/1/2026	42,725	42,433
Pacific Gas and Electric Co. 2.95% 3/1/2026	21,350	21,116
Pacific Gas and Electric Co. 5.45% 6/15/2027	4,214	4,269
Pacific Gas and Electric Co. 2.10% 8/1/2027	750	712
Pacific Gas and Electric Co. 3.30% 12/1/2027	18,970	18,329
Pacific Gas and Electric Co. 3.00% 6/15/2028	9,085	8,653
Pacific Gas and Electric Co. 3.75% 7/1/2028	11,090	10,768
Pacific Gas and Electric Co. 4.65% 8/1/2028	8,064	8,015
Pacific Gas and Electric Co. 4.55% 7/1/2030	60,641	59,508
Pacific Gas and Electric Co. 2.50% 2/1/2031	14,481	12,652
Pacific Gas and Electric Co. 3.25% 6/1/2031	7,828	7,077
Pacific Gas and Electric Co. 4.40% 3/1/2032	458	435
Pacific Gas and Electric Co. 5.90% 6/15/2032	10,213	10,519
Pacific Gas and Electric Co. 6.15% 1/15/2033	1,401	1,456
Pacific Gas and Electric Co. 6.40% 6/15/2033	43,548	45,971
Pacific Gas and Electric Co. 6.95% 3/15/2034	8,637	9,401
Pacific Gas and Electric Co. 5.80% 5/15/2034	7,860	7,982
Pacific Gas and Electric Co. 5.70% 3/1/2035	17,180	17,251
Pacific Gas and Electric Co. 6.00% 8/15/2035	9,810	10,009
Pacific Gas and Electric Co. 3.30% 8/1/2040	1,150	842
Pacific Gas and Electric Co. 3.75% 8/15/2042	9,685	7,027
Pacific Gas and Electric Co. 4.95% 7/1/2050	13,370	11,065
Pacific Gas and Electric Co. 3.50% 8/1/2050	5,876	3,859
Pacific Gas and Electric Co. 6.70% 4/1/2053	5,290	5,429
Pacific Gas and Electric Co. 5.90% 10/1/2054	418	392
PacifiCorp 5.30% 2/15/2031	2,275	2,336
PacifiCorp 5.45% 2/15/2034	17,945	18,102
PacifiCorp 3.30% 3/15/2051	4,948	3,166
PacifiCorp 2.90% 6/15/2052	7,169	4,231
PacifiCorp 5.35% 12/1/2053	13,392	11,968
PacifiCorp 5.50% 5/15/2054	13,053	11,953
PacifiCorp 5.80% 1/15/2055	19,436	18,503
PG&E Corp. 5.00% 7/1/2028	55,565	54,258
PG&E Corp. 5.25% 7/1/2030	69,345	66,576
PG&E Corp., junior subordinated, 7.375% 3/15/2055 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.883% on 3/15/2030) (k)	41,205	39,865
Progress Energy, Inc. 7.00% 10/30/2031	3,750	4,198
Southern California Edison Co. 3.70% 8/1/2025	450	450
Southern California Edison Co. 5.65% 10/1/2028	638	653
Southern California Edison Co. 4.20% 3/1/2029	6,337	6,206

26	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Southern California Edison Co. 2.85% 8/1/2029	USD9,116	$8,449
Southern California Edison Co. 5.25% 3/15/2030	27,932	28,177
Southern California Edison Co. 2.25% 6/1/2030	354	312
Southern California Edison Co. 5.45% 6/1/2031	8,900	9,068
Southern California Edison Co. 2.75% 2/1/2032	1,953	1,694
Southern California Edison Co. 5.95% 11/1/2032	3,057	3,167
Southern California Edison Co. 5.20% 6/1/2034	425	417
Southern California Edison Co. 5.45% 3/1/2035	3,958	3,946
Southern California Edison Co. 5.75% 4/1/2035	3,100	3,154
Southern California Edison Co. 5.35% 7/15/2035	17,439	17,030
Southern California Edison Co. 5.625% 2/1/2036	16,750	16,445
Southern California Edison Co. 4.50% 9/1/2040	12,607	10,840
Southern California Edison Co. 3.60% 2/1/2045	8,000	5,584
Southern California Edison Co. 3.65% 2/1/2050	3,895	2,659
Southern California Edison Co. 5.90% 3/1/2055	1,825	1,721
Southern California Edison Co. 6.20% 9/15/2055	10,180	10,026
Southern Co. (The) 4.25% 7/1/2036	1,300	1,186
Southwestern Electric Power Co. 1.65% 3/15/2026	4,900	4,814
Talen Energy Supply, LLC 8.625% 6/1/2030 (g)	13,294	14,135
Talen Energy Supply, LLC, Term Loan B, (3-month USD CME Term SOFR + 2.50%) 6.808% 5/17/2030 (i)(j)	16,777	16,832
Union Electric Co. 5.125% 3/15/2055	350	320
Virginia Electric & Power 2.40% 3/30/2032	3,525	3,073
Wisconsin Power and Light Co. 3.65% 4/1/2050	350	250
Xcel Energy, Inc. 2.60% 12/1/2029	3,000	2,773
Xcel Energy, Inc. 2.35% 11/15/2031	2,525	2,178
Xcel Energy, Inc. 5.50% 3/15/2034	955	970
Xcel Energy, Inc. 5.60% 4/15/2035	2,380	2,426
		1,041,975

Consumer staples 0.61%
7-Eleven, Inc. 0.95% 2/10/2026 (g)	3,950	3,872
Albertsons Cos., Inc. 4.625% 1/15/2027 (g)	310	308
Albertsons Cos., Inc. 4.875% 2/15/2030 (g)	7,700	7,515
Altria Group, Inc. 5.80% 2/14/2039	16,525	16,711
Amer Sports Co. 6.75% 2/16/2031 (g)	7,135	7,428
Anheuser-Busch InBev Worldwide, Inc. 4.95% 1/15/2042	6,817	6,394
Anheuser-Busch InBev Worldwide, Inc. 5.55% 1/23/2049	2,085	2,051
B&G Foods, Inc. 5.25% 9/15/2027	27,125	24,115
B&G Foods, Inc. 8.00% 9/15/2028 (g)	18,650	17,461
BAT Capital Corp. 3.557% 8/15/2027	500	491
BAT Capital Corp. 2.259% 3/25/2028	2,250	2,126
BAT Capital Corp. 6.343% 8/2/2030	1,837	1,970
BAT Capital Corp. 5.834% 2/20/2031	2,643	2,769
BAT Capital Corp. 6.421% 8/2/2033	2,828	3,068
BAT Capital Corp. 5.625% 8/15/2035	12,972	13,185
BAT Capital Corp. 4.54% 8/15/2047	1,333	1,082
BAT International Finance PLC 1.668% 3/25/2026	3,050	2,991
Campbell’s Co. (The) 4.75% 3/23/2035	1,611	1,541
Campbell’s Co. (The) 5.25% 10/13/2054	264	238
Central Garden & Pet Co. 4.125% 10/15/2030	40,146	37,779
Central Garden & Pet Co. 4.125% 4/30/2031 (g)	33,145	30,750
Coca-Cola Co. 4.65% 8/14/2034	2,898	2,903
Constellation Brands, Inc. 4.40% 11/15/2025	1,930	1,928
Constellation Brands, Inc. 4.80% 5/1/2030	331	333
Constellation Brands, Inc. 2.25% 8/1/2031	3,713	3,220
Coty, Inc. 5.00% 4/15/2026 (g)	561	561
Coty, Inc. 4.75% 1/15/2029 (g)	10,624	10,432
Coty, Inc. 6.625% 7/15/2030 (g)	4,156	4,275
Darling Ingredients, Inc. 5.25% 4/15/2027 (g)	19,295	19,285
Darling Ingredients, Inc. 6.00% 6/15/2030 (g)	47,150	47,500
Energizer Holdings, Inc. 4.375% 3/31/2029 (g)	17,615	16,722
Fiesta Purchaser, Inc. 7.875% 3/1/2031 (g)	15,815	16,731
Fiesta Purchaser, Inc. 9.625% 9/15/2032 (g)	18,730	19,840
Fiesta Purchaser, Inc., Term Loan, (3-month USD CME Term SOFR + 3.25%) 7.606% 2/12/2031 (i)(j)	4,935	4,950
Imperial Brands Finance PLC 4.50% 6/30/2028 (g)	4,616	4,608

The Income Fund of America	27

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Imperial Brands Finance PLC 5.625% 7/1/2035 (g)	USD5,050	$5,058
Imperial Brands Finance PLC 6.375% 7/1/2055 (g)	3,664	3,700
Ingles Markets, Inc. 4.00% 6/15/2031 (g)	25,700	23,951
J. M. Smucker Co. (The) 5.90% 11/15/2028	7,370	7,705
J. M. Smucker Co. (The) 6.20% 11/15/2033	5,195	5,557
J. M. Smucker Co. (The) 6.50% 11/15/2043	708	753
J. M. Smucker Co. (The) 6.50% 11/15/2053	3,099	3,318
Kroger Co. 5.00% 9/15/2034	6,865	6,794
Kroger Co. 5.50% 9/15/2054	3,130	2,956
Lamb Weston Holdings, Inc. 4.125% 1/31/2030 (g)	43,025	40,972
Lamb Weston Holdings, Inc. 4.375% 1/31/2032 (g)	7,345	6,869
Mars, Inc. 4.80% 3/1/2030 (g)	5,126	5,178
Mars, Inc. 5.00% 3/1/2032 (g)	7,790	7,866
Mars, Inc. 5.70% 5/1/2055 (g)	13,113	12,951
Mondelez International, Inc. 5.125% 5/6/2035	6,229	6,247
Opal Bidco SAS 6.50% 3/31/2032 (g)	18,010	18,202
Performance Food Group, Inc. 5.50% 10/15/2027 (g)	12,980	12,970
Performance Food Group, Inc. 4.25% 8/1/2029 (g)	12,645	12,168
Performance Food Group, Inc. 6.125% 9/15/2032 (g)	11,310	11,499
Philip Morris International, Inc. 5.125% 11/17/2027	5,947	6,043
Philip Morris International, Inc. 4.875% 2/15/2028	18,750	18,988
Philip Morris International, Inc. 4.625% 11/1/2029	10,794	10,857
Philip Morris International, Inc. 5.625% 11/17/2029	2,850	2,975
Philip Morris International, Inc. 5.125% 2/15/2030	10,323	10,573
Philip Morris International, Inc. 4.375% 4/30/2030	4,911	4,879
Philip Morris International, Inc. 1.75% 11/1/2030	8,486	7,376
Philip Morris International, Inc. 5.125% 2/13/2031	3,982	4,068
Philip Morris International, Inc. 4.75% 11/1/2031	10,044	10,059
Philip Morris International, Inc. 4.90% 11/1/2034	10,955	10,817
Philip Morris International, Inc. 4.875% 4/30/2035	3,667	3,594
Post Holdings, Inc. 5.50% 12/15/2029 (g)	20,825	20,657
Post Holdings, Inc. 4.625% 4/15/2030 (g)	62,941	60,185
Post Holdings, Inc. 6.25% 2/15/2032 (g)	8,961	9,140
Prestige Brands, Inc. 5.125% 1/15/2028 (g)	8,162	8,100
Prestige Brands, Inc. 3.75% 4/1/2031 (g)	8,045	7,369
Reynolds American, Inc. 5.70% 8/15/2035	3,130	3,196
Reynolds American, Inc. 5.85% 8/15/2045	3,900	3,781
TreeHouse Foods, Inc. 4.00% 9/1/2028	30,260	28,018
United Natural Foods, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.75%) 9.106% 5/1/2031 (i)(j)	16,682	16,848
US Foods, Inc. 4.625% 6/1/2030 (g)	20,951	20,207
Walgreens Boots Alliance, Inc. 3.45% 6/1/2026	18,165	17,910
		817,487

Municipals 0.00%
Texas Combined Tirz I, LLC 0% 12/7/2062 (c)(g)	3,338	3,338
Total corporate bonds, notes & loans		21,516,596
Mortgage-backed obligations 4.25%
Federal agency mortgage-backed obligations 3.32%
Fannie Mae Pool #AD8191 4.00% 9/1/2025 (m)	1	1
Fannie Mae Pool #AI6180 4.00% 7/1/2026 (m)	8	8
Fannie Mae Pool #AL2940 3.50% 11/1/2027 (m)	36	36
Fannie Mae Pool #AL8347 4.00% 3/1/2029 (m)	5	5
Fannie Mae Pool #FM8013 5.50% 4/1/2031 (m)	50	50
Fannie Mae Pool #BM1231 3.50% 11/1/2031 (m)	45	45
Fannie Mae Pool #BJ5674 3.00% 1/1/2033 (m)	93	90
Fannie Mae Pool #254767 5.50% 6/1/2033 (m)	66	68
Fannie Mae Pool #BJ6249 4.00% 9/1/2033 (m)	80	79
Fannie Mae Pool #MA3541 4.00% 12/1/2033 (m)	84	84
Fannie Mae Pool #BN1085 4.00% 1/1/2034 (m)	5	5
Fannie Mae Pool #MA3611 4.00% 3/1/2034 (m)	36	35
Fannie Mae Pool #735228 5.50% 2/1/2035 (m)	59	61
Fannie Mae Pool #878099 6.00% 4/1/2036 (m)	105	110
Fannie Mae Pool #880426 6.00% 4/1/2036 (m)	49	51

28	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #256308 6.00% 7/1/2036 (m)	USD101	$106
Fannie Mae Pool #888795 5.50% 11/1/2036 (m)	408	419
Fannie Mae Pool #AS8554 3.00% 12/1/2036 (m)	8,305	7,799
Fannie Mae Pool #BE4703 3.00% 12/1/2036 (m)	469	437
Fannie Mae Pool #936999 6.00% 7/1/2037 (m)	295	307
Fannie Mae Pool #945832 6.50% 8/1/2037 (m)	51	54
Fannie Mae Pool #888637 6.00% 9/1/2037 (m)	668	699
Fannie Mae Pool #950991 6.00% 10/1/2037 (m)	213	221
Fannie Mae Pool #995674 6.00% 5/1/2038 (m)	369	387
Fannie Mae Pool #929964 6.00% 9/1/2038 (m)	220	230
Fannie Mae Pool #AE0967 3.50% 6/1/2039 (m)	62	58
Fannie Mae Pool #AC0479 6.00% 9/1/2039 (m)	137	142
Fannie Mae Pool #AE0443 6.50% 10/1/2039 (m)	82	86
Fannie Mae Pool #932274 4.50% 12/1/2039 (m)	3,293	3,243
Fannie Mae Pool #AD4927 5.00% 6/1/2040 (m)	1,017	1,023
Fannie Mae Pool #AE4483 4.00% 9/1/2040 (m)	898	862
Fannie Mae Pool #AE8073 4.00% 12/1/2040 (m)	78	75
Fannie Mae Pool #AE0828 3.50% 2/1/2041 (m)	26	24
Fannie Mae Pool #AB2470 4.50% 3/1/2041 (m)	9	9
Fannie Mae Pool #AI3422 5.00% 5/1/2041 (m)	36	36
Fannie Mae Pool #AI4836 5.00% 6/1/2041 (m)	34	34
Fannie Mae Pool #MA4387 2.00% 7/1/2041 (m)	9,875	8,431
Fannie Mae Pool #AI5571 5.00% 7/1/2041 (m)	33	33
Fannie Mae Pool #AI8482 5.00% 8/1/2041 (m)	33	33
Fannie Mae Pool #AJ0257 4.00% 9/1/2041 (m)	27	26
Fannie Mae Pool #AJ4154 4.00% 11/1/2041 (m)	81	78
Fannie Mae Pool #AB4050 4.00% 12/1/2041 (m)	148	142
Fannie Mae Pool #AJ4189 4.00% 12/1/2041 (m)	88	84
Fannie Mae Pool #FS0305 1.50% 1/1/2042 (m)	33,130	27,082
Fannie Mae Pool #890407 4.00% 2/1/2042 (m)	213	205
Fannie Mae Pool #AL2745 4.00% 3/1/2042 (m)	617	591
Fannie Mae Pool #AB5377 3.50% 6/1/2042 (m)	9,506	8,839
Fannie Mae Pool #AO9140 3.50% 7/1/2042 (m)	3,200	2,969
Fannie Mae Pool #AU3742 3.50% 8/1/2043 (m)	1,889	1,752
Fannie Mae Pool #AU8813 4.00% 11/1/2043 (m)	1,073	1,025
Fannie Mae Pool #AU9350 4.00% 11/1/2043 (m)	722	690
Fannie Mae Pool #AU9348 4.00% 11/1/2043 (m)	708	677
Fannie Mae Pool #FM9416 3.50% 7/1/2045 (m)	22,479	20,726
Fannie Mae Pool #AL8354 3.50% 10/1/2045 (m)	3,333	3,081
Fannie Mae Pool #AL8522 3.50% 5/1/2046 (m)	7,456	6,869
Fannie Mae Pool #AS8310 3.00% 11/1/2046 (m)	1,221	1,086
Fannie Mae Pool #BM1179 3.00% 4/1/2047 (m)	1,494	1,328
Fannie Mae Pool #947661 6.50% 10/1/2047 (m)	28	29
Fannie Mae Pool #947554 7.00% 10/1/2047 (m)	128	135
Fannie Mae Pool #920015 7.00% 10/1/2047 (m)	33	35
Fannie Mae Pool #CA0770 3.50% 11/1/2047 (m)	258	235
Fannie Mae Pool #CA0854 3.50% 12/1/2047 (m)	4,736	4,317
Fannie Mae Pool #BM4413 4.50% 12/1/2047 (m)	2,557	2,475
Fannie Mae Pool #FM7341 4.00% 3/1/2048 (m)	23	22
Fannie Mae Pool #CA1542 4.00% 4/1/2048 (m)	4,201	3,948
Fannie Mae Pool #BF0293 3.00% 7/1/2048 (m)	7,055	6,194
Fannie Mae Pool #BF0318 3.50% 8/1/2048 (m)	5,408	4,897
Fannie Mae Pool #FM1784 4.00% 9/1/2048 (m)	5,790	5,440
Fannie Mae Pool #CA3184 4.00% 3/1/2049 (m)	8,087	7,585
Fannie Mae Pool #CA3807 3.00% 7/1/2049 (m)	1,487	1,309
Fannie Mae Pool #CA3806 3.00% 7/1/2049 (m)	992	875
Fannie Mae Pool #CA3814 3.50% 7/1/2049 (m)	25,684	23,559
Fannie Mae Pool #CA3976 4.00% 8/1/2049 (m)	44,304	41,484
Fannie Mae Pool #FM1668 4.00% 8/1/2049 (m)	4,926	4,614
Fannie Mae Pool #CA4112 3.50% 9/1/2049 (m)	28,279	25,939
Fannie Mae Pool #FM1589 3.50% 9/1/2049 (m)	2,425	2,193
Fannie Mae Pool #BO3491 2.50% 10/1/2049 (m)	46	38
Fannie Mae Pool #CA4432 4.00% 10/1/2049 (m)	5,109	4,774
Fannie Mae Pool #FM1954 3.50% 11/1/2049 (m)	3,817	3,452
Fannie Mae Pool #CA4802 3.50% 12/1/2049 (m)	20,994	19,154
Fannie Mae Pool #CA4804 3.50% 12/1/2049 (m)	18,324	16,662

The Income Fund of America	29

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FM2092 3.50% 12/1/2049 (m)	USD10,716	$9,750
Fannie Mae Pool #BN7443 2.50% 3/1/2050 (m)	54	45
Fannie Mae Pool #CA5659 2.50% 5/1/2050 (m)	1,952	1,604
Fannie Mae Pool #CA5968 2.50% 6/1/2050 (m)	14,696	12,244
Fannie Mae Pool #BP5576 2.50% 6/1/2050 (m)	6,700	5,508
Fannie Mae Pool #BP5474 2.50% 6/1/2050 (m)	5,872	4,827
Fannie Mae Pool #BP5502 2.50% 6/1/2050 (m)	2,313	1,902
Fannie Mae Pool #CA6168 2.50% 6/1/2050 (m)	2,015	1,656
Fannie Mae Pool #BP5482 2.50% 6/1/2050 (m)	481	396
Fannie Mae Pool #BP8762 2.50% 7/1/2050 (m)	3,398	2,793
Fannie Mae Pool #FM3720 2.50% 7/1/2050 (m)	1,833	1,506
Fannie Mae Pool #CA6349 3.00% 7/1/2050 (m)	2,579	2,220
Fannie Mae Pool #FM3920 2.50% 8/1/2050 (m)	8,164	6,712
Fannie Mae Pool #FP0058 2.50% 8/1/2050 (m)	1,894	1,557
Fannie Mae Pool #CA6593 2.50% 8/1/2050 (m)	642	537
Fannie Mae Pool #BQ0212 2.50% 8/1/2050 (m)	461	379
Fannie Mae Pool #FM4021 2.50% 8/1/2050 (m)	360	296
Fannie Mae Pool #CA6740 3.00% 8/1/2050 (m)	1,438	1,238
Fannie Mae Pool #MA4119 2.00% 9/1/2050 (m)	11,757	9,295
Fannie Mae Pool #FM7195 2.50% 9/1/2050 (m)	2,543	2,089
Fannie Mae Pool #BQ1844 2.50% 9/1/2050 (m)	240	197
Fannie Mae Pool #FP0015 2.50% 9/1/2050 (m)	83	68
Fannie Mae Pool #CA7052 3.00% 9/1/2050 (m)	347	300
Fannie Mae Pool #CA7278 2.50% 10/1/2050 (m)	1,736	1,428
Fannie Mae Pool #FM4377 2.50% 10/1/2050 (m)	822	676
Fannie Mae Pool #FM5313 2.50% 10/1/2050 (m)	33	27
Fannie Mae Pool #CA7381 3.00% 10/1/2050 (m)	2,359	2,031
Fannie Mae Pool #CA7737 2.50% 11/1/2050 (m)	16,717	13,908
Fannie Mae Pool #CA7599 2.50% 11/1/2050 (m)	8,277	6,925
Fannie Mae Pool #FM5309 2.50% 11/1/2050 (m)	1,451	1,192
Fannie Mae Pool #BQ7514 2.50% 11/1/2050 (m)	19	16
Fannie Mae Pool #FM4897 3.00% 11/1/2050 (m)	4,478	3,947
Fannie Mae Pool #CA8130 2.50% 12/1/2050 (m)	14,025	11,625
Fannie Mae Pool #BQ9058 2.50% 12/1/2050 (m)	2,087	1,714
Fannie Mae Pool #CA8026 2.50% 12/1/2050 (m)	542	447
Fannie Mae Pool #CA8046 3.00% 12/1/2050 (m)	7,369	6,494
Fannie Mae Pool #FM5166 3.00% 12/1/2050 (m)	1,582	1,362
Fannie Mae Pool #FS9792 4.50% 12/1/2050 (m)	203	196
Fannie Mae Pool #MA4237 2.00% 1/1/2051 (m)	11,966	9,438
Fannie Mae Pool #CA8601 2.50% 1/1/2051 (m)	41,374	34,294
Fannie Mae Pool #CA8480 2.50% 1/1/2051 (m)	30,055	25,169
Fannie Mae Pool #FM5608 2.50% 1/1/2051 (m)	5,476	4,496
Fannie Mae Pool #FM5944 2.50% 1/1/2051 (m)	2,733	2,243
Fannie Mae Pool #CA8828 2.50% 2/1/2051 (m)	35,332	29,479
Fannie Mae Pool #FM5713 2.50% 2/1/2051 (m)	2,055	1,699
Fannie Mae Pool #CA9233 2.50% 2/1/2051 (m)	1,895	1,557
Fannie Mae Pool #CA9291 2.50% 2/1/2051 (m)	1,009	828
Fannie Mae Pool #FM5975 2.50% 2/1/2051 (m)	350	288
Fannie Mae Pool #CA9302 3.00% 2/1/2051 (m)	9,738	8,588
Fannie Mae Pool #CA8969 3.00% 2/1/2051 (m)	3,155	2,747
Fannie Mae Pool #CA8968 3.00% 2/1/2051 (m)	632	549
Fannie Mae Pool #CA9390 2.50% 3/1/2051 (m)	4,843	3,974
Fannie Mae Pool #FM6764 2.50% 3/1/2051 (m)	3,120	2,560
Fannie Mae Pool #CB0290 2.00% 4/1/2051 (m)	1,582	1,241
Fannie Mae Pool #FM6871 2.50% 4/1/2051 (m)	5,869	4,816
Fannie Mae Pool #FM7093 2.50% 4/1/2051 (m)	2,112	1,733
Fannie Mae Pool #FS0030 2.50% 4/1/2051 (m)	1,850	1,519
Fannie Mae Pool #FM6856 2.50% 4/1/2051 (m)	964	798
Fannie Mae Pool #BN9135 2.50% 4/1/2051 (m)	570	468
Fannie Mae Pool #CB0191 3.00% 4/1/2051 (m)	10,624	9,183
Fannie Mae Pool #CB0193 3.00% 4/1/2051 (m)	1,302	1,125
Fannie Mae Pool #MA4325 2.00% 5/1/2051 (m)	167,314	131,678
Fannie Mae Pool #CB0396 2.50% 5/1/2051 (m)	5,308	4,356
Fannie Mae Pool #FM7527 2.50% 5/1/2051 (m)	2,422	1,987
Fannie Mae Pool #FM7408 2.50% 5/1/2051 (m)	1,243	1,020
Fannie Mae Pool #CB0517 2.50% 5/1/2051 (m)	287	235

30	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BT1364 3.00% 5/1/2051 (m)	USD1,451	$1,254
Fannie Mae Pool #FM7740 2.50% 6/1/2051 (m)	3,340	2,740
Fannie Mae Pool #CB0844 2.50% 6/1/2051 (m)	843	692
Fannie Mae Pool #FM7909 3.00% 6/1/2051 (m)	964	833
Fannie Mae Pool #MA4378 2.00% 7/1/2051 (m)	77	60
Fannie Mae Pool #CB1004 2.50% 7/1/2051 (m)	7,358	6,038
Fannie Mae Pool #CB1134 2.50% 7/1/2051 (m)	3,328	2,731
Fannie Mae Pool #FM9530 2.50% 7/1/2051 (m)	2,612	2,143
Fannie Mae Pool #BT1288 2.50% 7/1/2051 (m)	865	710
Fannie Mae Pool #CB1050 2.50% 7/1/2051 (m)	460	380
Fannie Mae Pool #CB1394 2.50% 8/1/2051 (m)	19,384	15,905
Fannie Mae Pool #CB1304 3.00% 8/1/2051 (m)	1,123	978
Fannie Mae Pool #FM8692 2.50% 9/1/2051 (m)	7,123	5,844
Fannie Mae Pool #FM8436 2.50% 9/1/2051 (m)	3,849	3,158
Fannie Mae Pool #FS1630 2.50% 9/1/2051 (m)	3,297	2,705
Fannie Mae Pool #FM8761 2.50% 9/1/2051 (m)	1,960	1,608
Fannie Mae Pool #BT9828 2.50% 9/1/2051 (m)	1,742	1,429
Fannie Mae Pool #FM8745 2.50% 9/1/2051 (m)	1,622	1,331
Fannie Mae Pool #BQ7428 2.50% 9/1/2051 (m)	1,194	984
Fannie Mae Pool #FM8658 2.50% 9/1/2051 (m)	1,000	821
Fannie Mae Pool #FS5125 2.50% 10/1/2051 (m)	2,852	2,340
Fannie Mae Pool #FS3298 2.50% 10/1/2051 (m)	1,508	1,238
Fannie Mae Pool #FS4628 3.00% 10/1/2051 (m)	2,080	1,798
Fannie Mae Pool #MA4465 2.00% 11/1/2051 (m)	12,692	9,980
Fannie Mae Pool #FM9515 2.50% 11/1/2051 (m)	1,788	1,474
Fannie Mae Pool #CB2095 3.00% 11/1/2051 (m)	2,478	2,125
Fannie Mae Pool #MA4492 2.00% 12/1/2051 (m)	1,614	1,267
Fannie Mae Pool #CB2319 2.50% 12/1/2051 (m)	4,009	3,345
Fannie Mae Pool #CB2375 2.50% 12/1/2051 (m)	3,983	3,309
Fannie Mae Pool #FM9672 2.50% 12/1/2051 (m)	2,460	2,019
Fannie Mae Pool #CB2372 2.50% 12/1/2051 (m)	1,926	1,605
Fannie Mae Pool #BT9483 2.50% 12/1/2051 (m)	1,920	1,602
Fannie Mae Pool #BT9510 2.50% 12/1/2051 (m)	1,529	1,275
Fannie Mae Pool #CB2286 2.50% 12/1/2051 (m)	895	745
Fannie Mae Pool #BQ7006 2.00% 1/1/2052 (m)	1,607	1,262
Fannie Mae Pool #BV0291 2.00% 1/1/2052 (m)	1,191	933
Fannie Mae Pool #FS4203 2.50% 1/1/2052 (m)	2,782	2,283
Fannie Mae Pool #FS0392 2.50% 1/1/2052 (m)	2,478	2,034
Fannie Mae Pool #FS5613 2.50% 1/1/2052 (m)	2,316	1,900
Fannie Mae Pool #FS6479 2.50% 1/1/2052 (m)	1,830	1,504
Fannie Mae Pool #CB2555 2.50% 1/1/2052 (m)	1,343	1,102
Fannie Mae Pool #FS8108 2.50% 1/1/2052 (m)	365	303
Fannie Mae Pool #BV3076 2.00% 2/1/2052 (m)	13,016	10,205
Fannie Mae Pool #MA4547 2.00% 2/1/2052 (m)	2,069	1,625
Fannie Mae Pool #BV3083 2.00% 2/1/2052 (m)	808	633
Fannie Mae Pool #FS5034 2.50% 2/1/2052 (m)	2,380	1,953
Fannie Mae Pool #FS2660 2.50% 2/1/2052 (m)	2,034	1,670
Fannie Mae Pool #FS0647 3.00% 2/1/2052 (m)	54,313	47,342
Fannie Mae Pool #FS1194 3.00% 2/1/2052 (m)	10,559	9,232
Fannie Mae Pool #BV1089 4.00% 2/1/2052 (m)	42	39
Fannie Mae Pool #BV3101 2.00% 3/1/2052 (m)	1,261	988
Fannie Mae Pool #FS1742 2.00% 3/1/2052 (m)	1,223	960
Fannie Mae Pool #BV4172 2.00% 3/1/2052 (m)	857	671
Fannie Mae Pool #MA4562 2.00% 3/1/2052 (m)	832	654
Fannie Mae Pool #FS1978 2.50% 3/1/2052 (m)	5,000	4,103
Fannie Mae Pool #CB3744 2.50% 3/1/2052 (m)	1,934	1,589
Fannie Mae Pool #BV4040 2.50% 3/1/2052 (m)	404	334
Fannie Mae Pool #MA4563 2.50% 3/1/2052 (m)	49	40
Fannie Mae Pool #FS1598 2.00% 4/1/2052 (m)	1,365	1,072
Fannie Mae Pool #MA4577 2.00% 4/1/2052 (m)	651	511
Fannie Mae Pool #FS1629 2.50% 4/1/2052 (m)	1,500	1,231
Fannie Mae Pool #CB3354 2.50% 4/1/2052 (m)	302	248
Fannie Mae Pool #BV4656 2.50% 4/1/2052 (m)	46	38
Fannie Mae Pool #MA4579 3.00% 4/1/2052 (m)	6,619	5,679
Fannie Mae Pool #CB3379 4.00% 4/1/2052 (m)	314	290
Fannie Mae Pool #MA4598 2.50% 5/1/2052 (m)	1,349	1,109

The Income Fund of America	31

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FS5387 2.50% 5/1/2052 (m)	USD733	$602
Fannie Mae Pool #BV9644 2.50% 5/1/2052 (m)	710	585
Fannie Mae Pool #CB3607 3.50% 5/1/2052 (m)	336	301
Fannie Mae Pool #FS7329 2.00% 6/1/2052 (m)	1,589	1,246
Fannie Mae Pool #FS7944 2.50% 6/1/2052 (m)	2,112	1,733
Fannie Mae Pool #BW7323 2.50% 6/1/2052 (m)	1,433	1,181
Fannie Mae Pool #BV7255 3.50% 6/1/2052 (m)	32	29
Fannie Mae Pool #MA4626 4.00% 6/1/2052 (m)	11,478	10,615
Fannie Mae Pool #CB4021 4.00% 6/1/2052 (m)	643	595
Fannie Mae Pool #FS6986 2.00% 7/1/2052 (m)	3,295	2,582
Fannie Mae Pool #FS6631 2.50% 7/1/2052 (m)	989	813
Fannie Mae Pool #FS5493 2.50% 7/1/2052 (m)	110	90
Fannie Mae Pool #BW6043 2.50% 7/1/2052 (m)	30	25
Fannie Mae Pool #FS2654 4.00% 8/1/2052 (m)	3,048	2,819
Fannie Mae Pool #FS2805 2.50% 9/1/2052 (m)	917	753
Fannie Mae Pool #MA4768 2.50% 9/1/2052 (m)	30	25
Fannie Mae Pool #CB4548 4.00% 9/1/2052 (m)	4,319	3,993
Fannie Mae Pool #BW9347 4.50% 9/1/2052 (m)	30,871	29,353
Fannie Mae Pool #BW1192 4.50% 9/1/2052 (m)	740	703
Fannie Mae Pool #CB4620 5.00% 9/1/2052 (m)	14,867	14,624
Fannie Mae Pool #MA4824 2.50% 10/1/2052 (m)	72	59
Fannie Mae Pool #MA4785 5.00% 10/1/2052 (m)	42	41
Fannie Mae Pool #MA4803 3.50% 11/1/2052 (m)	8,925	7,989
Fannie Mae Pool #FS5554 4.50% 11/1/2052 (m)	3,509	3,337
Fannie Mae Pool #MA4842 5.50% 12/1/2052 (m)	3,546	3,546
Fannie Mae Pool #FS4947 4.00% 1/1/2053 (m)	673	622
Fannie Mae Pool #FS5520 4.50% 1/1/2053 (m)	1,786	1,698
Fannie Mae Pool #MA4919 5.50% 2/1/2053 (m)	500	499
Fannie Mae Pool #FS8509 3.50% 3/1/2053 (m)	82,796	74,120
Fannie Mae Pool #FS4191 5.50% 3/1/2053 (m)	1,539	1,542
Fannie Mae Pool #MA5000 3.50% 4/1/2053 (m)	1,871	1,675
Fannie Mae Pool #MA4977 4.50% 4/1/2053 (m)	4,406	4,186
Fannie Mae Pool #MA4978 5.00% 4/1/2053 (m)	4,398	4,299
Fannie Mae Pool #MA5027 4.00% 5/1/2053 (m)	1,463	1,352
Fannie Mae Pool #FS4563 5.00% 5/1/2053 (m)	1,719	1,687
Fannie Mae Pool #FS4840 5.50% 5/1/2053 (m)	194	194
Fannie Mae Pool #MA5010 5.50% 5/1/2053 (m)	87	86
Fannie Mae Pool #MA5038 5.00% 6/1/2053 (m)	172	168
Fannie Mae Pool #BY3612 5.50% 6/1/2053 (m)	460	459
Fannie Mae Pool #MA5039 5.50% 6/1/2053 (m)	312	311
Fannie Mae Pool #CB6491 6.50% 6/1/2053 (m)	2,164	2,253
Fannie Mae Pool #CB6490 6.50% 6/1/2053 (m)	781	809
Fannie Mae Pool #CB6468 6.50% 6/1/2053 (m)	571	594
Fannie Mae Pool #FS7823 2.00% 7/1/2053 (m)	5,565	4,369
Fannie Mae Pool #FS6037 2.50% 7/1/2053 (m)	40	33
Fannie Mae Pool #MA5131 3.50% 7/1/2053 (m)	32	28
Fannie Mae Pool #MA5070 4.50% 7/1/2053 (m)	18,929	17,995
Fannie Mae Pool #MA5072 5.50% 7/1/2053 (m)	1,173	1,169
Fannie Mae Pool #MA5105 4.50% 8/1/2053 (m)	21,534	20,465
Fannie Mae Pool #FS6666 5.50% 8/1/2053 (m)	18,755	18,695
Fannie Mae Pool #CB7108 5.50% 9/1/2053 (m)	9,031	9,008
Fannie Mae Pool #MA5139 6.00% 9/1/2053 (m)	755	768
Fannie Mae Pool #CB7332 5.50% 10/1/2053 (m)	17,342	17,296
Fannie Mae Pool #MA5165 5.50% 10/1/2053 (m)	538	537
Fannie Mae Pool #MA5166 6.00% 10/1/2053 (m)	5,940	6,033
Fannie Mae Pool #FS6838 5.50% 11/1/2053 (m)	861	858
Fannie Mae Pool #MA5191 6.00% 11/1/2053 (m)	1,118	1,137
Fannie Mae Pool #CB7617 6.00% 12/1/2053 (m)	7,715	7,827
Fannie Mae Pool #FS6873 6.50% 1/1/2054 (m)	15,815	16,335
Fannie Mae Pool #MA5283 4.00% 2/1/2054 (m)	24,472	22,592
Fannie Mae Pool #FS7990 4.00% 2/1/2054 (m)	979	903
Fannie Mae Pool #CB7932 6.00% 2/1/2054 (m)	7,836	7,961
Fannie Mae Pool #CB7933 6.50% 2/1/2054 (m)	4,672	4,825
Fannie Mae Pool #CB8148 5.50% 3/1/2054 (m)	2,370	2,371
Fannie Mae Pool #CB8151 5.50% 3/1/2054 (m)	1,237	1,234
Fannie Mae Pool #CB8163 6.00% 3/1/2054 (m)	3,560	3,645

32	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB8168 6.00% 3/1/2054 (m)	USD33	$33
Fannie Mae Pool #CB8337 5.50% 4/1/2054 (m)	16,414	16,374
Fannie Mae Pool #MA5328 6.00% 4/1/2054 (m)	2	2
Fannie Mae Pool #DB5160 5.50% 5/1/2054 (m)	1,186	1,183
Fannie Mae Pool #MA5388 5.50% 6/1/2054 (m)	23,467	23,377
Fannie Mae Pool #FS8131 5.50% 6/1/2054 (m)	3,149	3,151
Fannie Mae Pool #FS8153 6.00% 6/1/2054 (m)	2,268	2,317
Fannie Mae Pool #DB6878 6.00% 6/1/2054 (m)	1,283	1,302
Fannie Mae Pool #FS8223 6.00% 6/1/2054 (m)	407	414
Fannie Mae Pool #FS8219 6.00% 6/1/2054 (m)	374	383
Fannie Mae Pool #CB8755 6.00% 6/1/2054 (m)	65	67
Fannie Mae Pool #CB8842 5.50% 7/1/2054 (m)	10,464	10,434
Fannie Mae Pool #BU4699 5.50% 7/1/2054 (m)	10,241	10,211
Fannie Mae Pool #DB5213 5.50% 7/1/2054 (m)	1,223	1,219
Fannie Mae Pool #MA5421 6.00% 7/1/2054 (m)	16,387	16,628
Fannie Mae Pool #BU4700 6.00% 7/1/2054 (m)	2,006	2,038
Fannie Mae Pool #CB8858 6.00% 7/1/2054 (m)	1,559	1,588
Fannie Mae Pool #FS8318 6.00% 7/1/2054 (m)	1,086	1,112
Fannie Mae Pool #DB6901 6.00% 7/1/2054 (m)	904	918
Fannie Mae Pool #DB7039 6.00% 7/1/2054 (m)	315	321
Fannie Mae Pool #MA5445 6.00% 8/1/2054 (m)	78,998	80,165
Fannie Mae Pool #FS8795 6.00% 8/1/2054 (m)	4,193	4,254
Fannie Mae Pool #FS8757 6.00% 8/1/2054 (m)	911	930
Fannie Mae Pool #FS8758 6.00% 8/1/2054 (m)	519	528
Fannie Mae Pool #BU4916 6.00% 8/1/2054 (m)	442	449
Fannie Mae Pool #FS8756 6.00% 8/1/2054 (m)	370	377
Fannie Mae Pool #BU4968 6.00% 8/1/2054 (m)	301	306
Fannie Mae Pool #DB4468 6.00% 8/1/2054 (m)	191	194
Fannie Mae Pool #DB7687 6.00% 8/1/2054 (m)	163	167
Fannie Mae Pool #DB7690 6.00% 8/1/2054 (m)	129	132
Fannie Mae Pool #DC0296 6.00% 8/1/2054 (m)	123	126
Fannie Mae Pool #CB9071 6.50% 8/1/2054 (m)	1,514	1,575
Fannie Mae Pool #MA5470 5.50% 9/1/2054 (m)	21,852	21,768
Fannie Mae Pool #FS9025 5.50% 9/1/2054 (m)	3,845	3,848
Fannie Mae Pool #BU4946 5.50% 9/1/2054 (m)	483	481
Fannie Mae Pool #DC3262 6.00% 9/1/2054 (m)	2,590	2,628
Fannie Mae Pool #DC3459 6.00% 9/1/2054 (m)	1,324	1,343
Fannie Mae Pool #FS8866 6.00% 9/1/2054 (m)	912	930
Fannie Mae Pool #MA5497 5.50% 10/1/2054 (m)	2,909	2,895
Fannie Mae Pool #MA5498 6.00% 10/1/2054 (m)	6,408	6,501
Fannie Mae Pool #DC3877 6.00% 10/1/2054 (m)	1,499	1,522
Fannie Mae Pool #MA5530 5.00% 11/1/2054 (m)	48,222	46,971
Fannie Mae Pool #MA5531 5.50% 11/1/2054 (m)	9,451	9,409
Fannie Mae Pool #CB9770 4.50% 12/1/2054 (m)	772	734
Fannie Mae Pool #CB9768 4.50% 12/1/2054 (m)	289	275
Fannie Mae Pool #MA5552 5.00% 12/1/2054 (m)	17,551	17,097
Fannie Mae Pool #BU5361 5.00% 12/1/2054 (m)	1,770	1,726
Fannie Mae Pool #CB9616 5.50% 12/1/2054 (m)	2,204	2,197
Fannie Mae Pool #FA0287 6.00% 12/1/2054 (m)	27,197	27,592
Fannie Mae Pool #DC7035 6.00% 12/1/2054 (m)	7,010	7,111
Fannie Mae Pool #BU5233 6.00% 12/1/2054 (m)	5,173	5,258
Fannie Mae Pool #DC7823 6.00% 12/1/2054 (m)	1,211	1,228
Fannie Mae Pool #MA5583 4.00% 1/1/2055 (m)	267	247
Fannie Mae Pool #MB0294 4.00% 1/1/2055 (m)	155	143
Fannie Mae Pool #CB9737 5.00% 1/1/2055 (m)	3,027	2,952
Fannie Mae Pool #MA5586 5.50% 1/1/2055 (m)	2,510	2,499
Fannie Mae Pool #MA5587 6.00% 1/1/2055 (m)	10,696	10,853
Fannie Mae Pool #DD0835 6.00% 1/1/2055 (m)	6,460	6,553
Fannie Mae Pool #CB9840 6.50% 1/1/2055 (m)	15,718	16,222
Fannie Mae Pool #CB9836 6.50% 1/1/2055 (m)	10,710	11,110
Fannie Mae Pool #MA5615 6.00% 2/1/2055 (m)	51,561	52,314
Fannie Mae Pool #DD2501 6.00% 2/1/2055 (m)	784	796
Fannie Mae Pool #FA1000 7.00% 2/1/2055 (m)	20,695	21,762
Fannie Mae Pool #MA5643 4.00% 3/1/2055 (m)	1,986	1,833
Fannie Mae Pool #MA5644 4.50% 3/1/2055 (m)	2,297	2,180
Fannie Mae Pool #MA5646 5.50% 3/1/2055 (m)	9,839	9,793

The Income Fund of America	33

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA5647 6.00% 3/1/2055 (m)	USD16,599	$16,837
Fannie Mae Pool #MA5670 4.00% 4/1/2055 (m)	921	850
Fannie Mae Pool #MA5671 4.50% 4/1/2055 (m)	2,424	2,300
Fannie Mae Pool #MA5674 6.00% 4/1/2055 (m)	35,483	36,002
Fannie Mae Pool #FA1162 6.00% 4/1/2055 (m)	2,043	2,072
Fannie Mae Pool #DD4459 6.00% 4/1/2055 (m)	1,989	2,017
Fannie Mae Pool #MA5699 5.00% 5/1/2055 (m)	12,991	12,653
Fannie Mae Pool #MA5701 6.00% 5/1/2055 (m)	37,908	38,449
Fannie Mae Pool #MA5734 5.00% 6/1/2055 (m)	27,270	26,558
Fannie Mae Pool #DE2033 6.00% 6/1/2055 (m)	41	41
Fannie Mae Pool #DE2192 6.00% 7/1/2055 (m)	10,887	11,043
Fannie Mae Pool #MA5761 6.00% 7/1/2055 (m)	6,474	6,567
Fannie Mae Pool #MA5793 6.00% 8/1/2055 (m)	105	107
Fannie Mae Pool #BF0133 4.00% 8/1/2056 (m)	3,473	3,216
Fannie Mae Pool #BF0167 3.00% 2/1/2057 (m)	716	618
Fannie Mae Pool #BF0264 3.50% 5/1/2058 (m)	10,438	9,319
Fannie Mae Pool #BF0332 3.00% 1/1/2059 (m)	53,857	45,939
Fannie Mae Pool #BM6736 4.50% 11/1/2059 (m)	18,208	17,461
Fannie Mae Pool #BF0497 3.00% 7/1/2060 (m)	12,681	10,814
Fannie Mae Pool #BF0546 2.50% 7/1/2061 (m)	11,182	8,784
Fannie Mae Pool #BF0548 3.00% 7/1/2061 (m)	4,536	3,795
Fannie Mae Pool #BF0762 3.00% 9/1/2063 (m)	686	574
Fannie Mae Pool #BF0784 3.50% 12/1/2063 (m)	24,348	21,402
Fannie Mae Pool #BF0786 4.00% 12/1/2063 (m)	4,467	4,098
Fannie Mae, Series 2007-24, Class P, 6.00% 3/25/2037 (m)	112	118
Fannie Mae, Series 2007-33, Class HE, 5.50% 4/25/2037 (m)	241	251
Fannie Mae, Series 2001-50, Class BA, 7.00% 10/25/2041 (m)	47	48
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041 (m)	68	71
Fannie Mae, Series 2001-T10, Class A1, 7.00% 12/25/2041 (m)	71	72
Fannie Mae, Series 2002-W1, Class 2A, 4.435% 2/25/2042 (i)(m)	161	161
FARM Mortgage Trust, Series 2024-1, Class A1, 4.702% 10/1/2053 (g)(i)(m)	2,902	2,846
Farmer Mac Agricultural Real Estate Trust, Series 2024-2, Class A1, 5.195% 8/1/2054 (g)(i)(m)	4,541	4,523
Farmer Mac Agricultural Real Estate Trust, Series 2024-2, Class A, 5.195% 8/1/2054 (g)(i)(m)	2,990	2,949
Freddie Mac Pool #J38387 3.00% 1/1/2033 (m)	21	20
Freddie Mac Pool #G04805 4.50% 12/1/2035 (m)	1,711	1,693
Freddie Mac Pool #K93772 3.00% 12/1/2036 (m)	296	276
Freddie Mac Pool #K93766 3.00% 12/1/2036 (m)	287	268
Freddie Mac Pool #G04553 6.50% 9/1/2038 (m)	200	212
Freddie Mac Pool #G08353 4.50% 7/1/2039 (m)	152	150
Freddie Mac Pool #A87892 5.00% 8/1/2039 (m)	374	382
Freddie Mac Pool #A87873 5.00% 8/1/2039 (m)	151	151
Freddie Mac Pool #G05937 4.50% 8/1/2040 (m)	3,489	3,451
Freddie Mac Pool #RB5071 2.00% 9/1/2040 (m)	27,449	23,575
Freddie Mac Pool #A96488 5.00% 1/1/2041 (m)	13	13
Freddie Mac Pool #SC0149 2.00% 3/1/2041 (m)	24,541	20,970
Freddie Mac Pool #Q02849 4.50% 8/1/2041 (m)	198	194
Freddie Mac Pool #Q02676 4.50% 8/1/2041 (m)	147	143
Freddie Mac Pool #G07189 4.50% 3/1/2042 (m)	329	325
Freddie Mac Pool #G07221 4.50% 6/1/2042 (m)	526	520
Freddie Mac Pool #Q23190 4.00% 11/1/2043 (m)	1,046	1,002
Freddie Mac Pool #Q23185 4.00% 11/1/2043 (m)	792	758
Freddie Mac Pool #Z40130 3.00% 1/1/2046 (m)	4,036	3,629
Freddie Mac Pool #G60559 4.00% 4/1/2046 (m)	4,734	4,462
Freddie Mac Pool #Q41090 4.50% 6/1/2046 (m)	520	506
Freddie Mac Pool #Q41909 4.50% 7/1/2046 (m)	1,021	993
Freddie Mac Pool #V82662 4.00% 10/1/2046 (m)	3,033	2,857
Freddie Mac Pool #Q44400 4.00% 11/1/2046 (m)	2,744	2,585
Freddie Mac Pool #SD0470 4.00% 11/1/2047 (m)	5,722	5,362
Freddie Mac Pool #G61733 3.00% 12/1/2047 (m)	5,236	4,639
Freddie Mac Pool #ZT2265 4.00% 8/1/2048 (m)	3,651	3,430
Freddie Mac Pool #G61628 3.50% 9/1/2048 (m)	473	433
Freddie Mac Pool #Z40273 4.50% 10/1/2048 (m)	310	300
Freddie Mac Pool #SD0045 4.50% 11/1/2048 (m)	14,278	13,828
Freddie Mac Pool #ZN3568 4.50% 2/1/2049 (m)	7	7
Freddie Mac Pool #SD7503 3.50% 8/1/2049 (m)	2,752	2,509
Freddie Mac Pool #SD7508 3.50% 10/1/2049 (m)	11,284	10,326

34	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QA4396 2.50% 11/1/2049 (m)	USD16	$13
Freddie Mac Pool #RA1744 4.00% 11/1/2049 (m)	18,854	17,636
Freddie Mac Pool #QA5125 3.50% 12/1/2049 (m)	15,472	14,116
Freddie Mac Pool #RA2854 2.50% 6/1/2050 (m)	252	207
Freddie Mac Pool #RA3022 2.50% 6/1/2050 (m)	45	38
Freddie Mac Pool #QB1397 2.50% 7/1/2050 (m)	2,292	1,885
Freddie Mac Pool #RA3054 2.50% 7/1/2050 (m)	1,306	1,073
Freddie Mac Pool #RA3055 2.50% 7/1/2050 (m)	197	162
Freddie Mac Pool #RA3384 3.00% 8/1/2050 (m)	344	298
Freddie Mac Pool #QB3745 2.50% 9/1/2050 (m)	394	327
Freddie Mac Pool #RA3515 2.50% 9/1/2050 (m)	109	90
Freddie Mac Pool #RA3506 3.00% 9/1/2050 (m)	2,714	2,349
Freddie Mac Pool #SD7525 2.50% 10/1/2050 (m)	12,375	10,395
Freddie Mac Pool #RA3771 2.50% 10/1/2050 (m)	7,205	5,923
Freddie Mac Pool #SD8106 2.00% 11/1/2050 (m)	46,086	36,363
Freddie Mac Pool #SD7528 2.00% 11/1/2050 (m)	18,422	14,681
Freddie Mac Pool #RA3987 2.50% 11/1/2050 (m)	9,166	7,586
Freddie Mac Pool #QB5662 2.50% 11/1/2050 (m)	1,012	839
Freddie Mac Pool #QB5799 2.50% 11/1/2050 (m)	60	49
Freddie Mac Pool #RA4206 2.50% 12/1/2050 (m)	13,605	11,187
Freddie Mac Pool #RA4179 2.50% 12/1/2050 (m)	1,882	1,548
Freddie Mac Pool #RA4216 2.50% 12/1/2050 (m)	19	16
Freddie Mac Pool #QB7147 2.50% 1/1/2051 (m)	285	235
Freddie Mac Pool #SD0554 2.50% 3/1/2051 (m)	2,188	1,796
Freddie Mac Pool #QC1187 2.50% 4/1/2051 (m)	1,910	1,567
Freddie Mac Pool #SI2108 2.50% 4/1/2051 (m)	869	714
Freddie Mac Pool #SD0566 2.50% 4/1/2051 (m)	294	241
Freddie Mac Pool #RA5288 2.00% 5/1/2051 (m)	9,995	7,945
Freddie Mac Pool #RA5155 2.00% 5/1/2051 (m)	52	41
Freddie Mac Pool #QC1292 2.50% 5/1/2051 (m)	2,978	2,452
Freddie Mac Pool #SI2106 2.50% 5/1/2051 (m)	263	217
Freddie Mac Pool #RA5286 2.50% 5/1/2051 (m)	57	47
Freddie Mac Pool #RA5267 3.00% 5/1/2051 (m)	1,689	1,459
Freddie Mac Pool #QC3428 2.50% 6/1/2051 (m)	1,663	1,365
Freddie Mac Pool #QC4006 2.50% 6/1/2051 (m)	498	408
Freddie Mac Pool #SD3095 2.50% 7/1/2051 (m)	4,785	3,929
Freddie Mac Pool #RA5559 2.50% 7/1/2051 (m)	3,768	3,091
Freddie Mac Pool #QC3551 2.50% 7/1/2051 (m)	914	755
Freddie Mac Pool #QC4225 2.50% 7/1/2051 (m)	468	387
Freddie Mac Pool #SD7544 3.00% 7/1/2051 (m)	599	524
Freddie Mac Pool #QC5575 2.50% 8/1/2051 (m)	79	65
Freddie Mac Pool #SD8166 2.00% 9/1/2051 (m)	780	613
Freddie Mac Pool #RA5759 2.50% 9/1/2051 (m)	4,231	3,472
Freddie Mac Pool #SD7545 2.50% 9/1/2051 (m)	3,402	2,844
Freddie Mac Pool #RA5767 2.50% 9/1/2051 (m)	1,776	1,458
Freddie Mac Pool #SD5485 2.50% 9/1/2051 (m)	1,073	882
Freddie Mac Pool #RA5782 2.50% 9/1/2051 (m)	520	434
Freddie Mac Pool #QC6761 2.50% 9/1/2051 (m)	109	89
Freddie Mac Pool #RA5971 3.00% 9/1/2051 (m)	22,765	19,811
Freddie Mac Pool #QC6456 3.00% 9/1/2051 (m)	4,273	3,661
Freddie Mac Pool #RA5901 3.00% 9/1/2051 (m)	1,650	1,426
Freddie Mac Pool #SD1345 2.50% 10/1/2051 (m)	11,594	9,513
Freddie Mac Pool #RA6136 2.50% 10/1/2051 (m)	1,350	1,108
Freddie Mac Pool #SD2880 3.00% 10/1/2051 (m)	4,272	3,691
Freddie Mac Pool #SD0734 3.00% 10/1/2051 (m)	1,407	1,225
Freddie Mac Pool #QD1841 2.00% 11/1/2051 (m)	2,042	1,601
Freddie Mac Pool #RA6347 3.00% 11/1/2051 (m)	1,769	1,529
Freddie Mac Pool #SD8182 2.00% 12/1/2051 (m)	805	633
Freddie Mac Pool #QD2074 2.00% 12/1/2051 (m)	27	22
Freddie Mac Pool #QD2621 2.50% 12/1/2051 (m)	3,495	2,868
Freddie Mac Pool #RA6483 2.50% 12/1/2051 (m)	3,360	2,792
Freddie Mac Pool #QD3226 2.50% 12/1/2051 (m)	657	539
Freddie Mac Pool #SD8183 2.50% 12/1/2051 (m)	175	144
Freddie Mac Pool #SD5712 2.50% 1/1/2052 (m)	2,641	2,179
Freddie Mac Pool #RA6652 2.50% 1/1/2052 (m)	565	465
Freddie Mac Pool #SD7552 2.50% 1/1/2052 (m)	122	102

The Income Fund of America	35

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD7551 3.00% 1/1/2052 (m)	USD52,358	$45,511
Freddie Mac Pool #SD0813 3.00% 1/1/2052 (m)	421	366
Freddie Mac Pool #SD0803 3.00% 1/1/2052 (m)	338	292
Freddie Mac Pool #SD8193 2.00% 2/1/2052 (m)	823	646
Freddie Mac Pool #QD6848 2.50% 2/1/2052 (m)	1,355	1,112
Freddie Mac Pool #QD7187 2.50% 2/1/2052 (m)	784	643
Freddie Mac Pool #QE0849 2.50% 2/1/2052 (m)	457	375
Freddie Mac Pool #QD7089 3.50% 2/1/2052 (m)	5,058	4,556
Freddie Mac Pool #RA6973 2.00% 3/1/2052 (m)	4,188	3,283
Freddie Mac Pool #SD5343 2.00% 3/1/2052 (m)	2,749	2,157
Freddie Mac Pool #SD8199 2.00% 3/1/2052 (m)	1,595	1,253
Freddie Mac Pool #QD8010 2.00% 3/1/2052 (m)	912	714
Freddie Mac Pool #QD8820 2.00% 3/1/2052 (m)	170	133
Freddie Mac Pool #SD3226 2.50% 3/1/2052 (m)	2,978	2,444
Freddie Mac Pool #QE0957 2.50% 3/1/2052 (m)	169	140
Freddie Mac Pool #RA7091 2.50% 3/1/2052 (m)	84	69
Freddie Mac Pool #SD7553 3.00% 3/1/2052 (m)	5,137	4,472
Freddie Mac Pool #RA6909 3.50% 3/1/2052 (m)	27	24
Freddie Mac Pool #RA6945 3.50% 3/1/2052 (m)	26	23
Freddie Mac Pool #SD8204 2.00% 4/1/2052 (m)	1,257	987
Freddie Mac Pool #QE0312 2.00% 4/1/2052 (m)	936	733
Freddie Mac Pool #SD3478 2.50% 4/1/2052 (m)	8,066	6,619
Freddie Mac Pool #SD7554 2.50% 4/1/2052 (m)	1,803	1,505
Freddie Mac Pool #RA7177 2.50% 4/1/2052 (m)	267	219
Freddie Mac Pool #QE1005 2.50% 4/1/2052 (m)	182	149
Freddie Mac Pool #QE1102 2.50% 4/1/2052 (m)	170	140
Freddie Mac Pool #QE0292 2.50% 4/1/2052 (m)	157	129
Freddie Mac Pool #QE0777 3.50% 4/1/2052 (m)	498	446
Freddie Mac Pool #QE1079 3.50% 4/1/2052 (m)	54	48
Freddie Mac Pool #QD9838 3.50% 4/1/2052 (m)	33	30
Freddie Mac Pool #QE2352 2.50% 5/1/2052 (m)	588	483
Freddie Mac Pool #SD1099 2.50% 5/1/2052 (m)	129	107
Freddie Mac Pool #SD8213 3.00% 5/1/2052 (m)	9,243	7,930
Freddie Mac Pool #SD8219 2.50% 6/1/2052 (m)	830	683
Freddie Mac Pool #SD8220 3.00% 6/1/2052 (m)	8,115	6,954
Freddie Mac Pool #SD8224 2.50% 7/1/2052 (m)	318	261
Freddie Mac Pool #SD3416 2.50% 7/1/2052 (m)	279	229
Freddie Mac Pool #SL0012 3.50% 7/1/2052 (m)	33	30
Freddie Mac Pool #QE8971 3.50% 7/1/2052 (m)	31	28
Freddie Mac Pool #SD1502 4.00% 7/1/2052 (m)	4,957	4,581
Freddie Mac Pool #SD1406 2.00% 8/1/2052 (m)	757	594
Freddie Mac Pool #SD7556 3.00% 8/1/2052 (m)	9,312	8,069
Freddie Mac Pool #QE8579 4.50% 8/1/2052 (m)	208	198
Freddie Mac Pool #QF0212 4.50% 9/1/2052 (m)	941	895
Freddie Mac Pool #QE9497 4.50% 9/1/2052 (m)	241	229
Freddie Mac Pool #SD1608 4.50% 9/1/2052 (m)	140	133
Freddie Mac Pool #QF0103 5.00% 9/1/2052 (m)	85,064	83,174
Freddie Mac Pool #RA7938 5.00% 9/1/2052 (m)	2,331	2,285
Freddie Mac Pool #SD8256 4.00% 10/1/2052 (m)	7,974	7,373
Freddie Mac Pool #QF1236 4.50% 10/1/2052 (m)	1,367	1,300
Freddie Mac Pool #SD2465 4.50% 10/1/2052 (m)	93	88
Freddie Mac Pool #SD8273 3.50% 11/1/2052 (m)	29,667	26,556
Freddie Mac Pool #SD8276 5.00% 12/1/2052 (m)	12,919	12,642
Freddie Mac Pool #SD8299 5.00% 2/1/2053 (m)	533	521
Freddie Mac Pool #RA8544 5.50% 2/1/2053 (m)	17,612	17,562
Freddie Mac Pool #SD8327 3.50% 4/1/2053 (m)	390	349
Freddie Mac Pool #QG2913 4.50% 4/1/2053 (m)	839	797
Freddie Mac Pool #SD2716 5.00% 4/1/2053 (m)	2,648	2,599
Freddie Mac Pool #RA8647 4.50% 5/1/2053 (m)	94	90
Freddie Mac Pool #SD8323 5.00% 5/1/2053 (m)	2,937	2,871
Freddie Mac Pool #SD8329 5.00% 6/1/2053 (m)	883	861
Freddie Mac Pool #SD8331 5.50% 6/1/2053 (m)	1,395	1,392
Freddie Mac Pool #RA9294 6.50% 6/1/2053 (m)	1,028	1,069
Freddie Mac Pool #RA9292 6.50% 6/1/2053 (m)	887	922
Freddie Mac Pool #RA9288 6.50% 6/1/2053 (m)	839	878
Freddie Mac Pool #RA9289 6.50% 6/1/2053 (m)	831	868

36	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RA9287 6.50% 6/1/2053 (m)	USD579	$606
Freddie Mac Pool #RA9290 6.50% 6/1/2053 (m)	455	475
Freddie Mac Pool #RA9291 6.50% 6/1/2053 (m)	286	296
Freddie Mac Pool #RA9295 6.50% 6/1/2053 (m)	250	264
Freddie Mac Pool #SD8341 5.00% 7/1/2053 (m)	76	75
Freddie Mac Pool #SD8342 5.50% 7/1/2053 (m)	5,347	5,334
Freddie Mac Pool #QG7411 5.50% 7/1/2053 (m)	914	911
Freddie Mac Pool #SD3432 6.00% 7/1/2053 (m)	319	327
Freddie Mac Pool #QG9084 5.50% 8/1/2053 (m)	3,525	3,516
Freddie Mac Pool #QG9008 5.50% 8/1/2053 (m)	3,251	3,242
Freddie Mac Pool #QG9628 5.50% 8/1/2053 (m)	2,828	2,819
Freddie Mac Pool #QG9141 5.50% 8/1/2053 (m)	1,941	1,936
Freddie Mac Pool #SD8362 5.50% 9/1/2053 (m)	206	205
Freddie Mac Pool #SD8363 6.00% 9/1/2053 (m)	3,219	3,274
Freddie Mac Pool #SD8368 6.00% 10/1/2053 (m)	9,648	9,799
Freddie Mac Pool #SD8390 4.00% 11/1/2053 (m)	952	879
Freddie Mac Pool #SD4977 5.00% 11/1/2053 (m)	9,430	9,213
Freddie Mac Pool #SD4571 5.50% 11/1/2053 (m)	26,547	26,465
Freddie Mac Pool #SD4816 2.50% 1/1/2054 (m)	114	94
Freddie Mac Pool #SD5856 3.50% 1/1/2054 (m)	12,297	11,008
Freddie Mac Pool #RJ0668 6.00% 1/1/2054 (m)	6,554	6,659
Freddie Mac Pool #SD8396 6.00% 1/1/2054 (m)	81	83
Freddie Mac Pool #SD4693 6.50% 1/1/2054 (m)	493	510
Freddie Mac Pool #SD8401 5.50% 2/1/2054 (m)	680	678
Freddie Mac Pool #SD8402 6.00% 2/1/2054 (m)	4,856	4,930
Freddie Mac Pool #SD8408 5.50% 3/1/2054 (m)	2,358	2,348
Freddie Mac Pool #RJ1216 5.50% 4/1/2054 (m)	396	397
Freddie Mac Pool #RJ1215 5.50% 4/1/2054 (m)	296	295
Freddie Mac Pool #SD5303 6.00% 4/1/2054 (m)	1,661	1,697
Freddie Mac Pool #QI3333 6.00% 4/1/2054 (m)	187	190
Freddie Mac Pool #SD8432 6.00% 5/1/2054 (m)	370	376
Freddie Mac Pool #SD5692 6.00% 5/1/2054 (m)	234	239
Freddie Mac Pool #SD5334 7.00% 5/1/2054 (m)	18,507	19,460
Freddie Mac Pool #RJ1768 5.50% 6/1/2054 (m)	1,918	1,920
Freddie Mac Pool #RJ1785 6.00% 6/1/2054 (m)	2,832	2,893
Freddie Mac Pool #RJ1779 6.00% 6/1/2054 (m)	1,996	2,040
Freddie Mac Pool #SD8439 6.00% 6/1/2054 (m)	94	96
Freddie Mac Pool #QI9074 6.00% 6/1/2054 (m)	95	96
Freddie Mac Pool #SD8446 5.50% 7/1/2054 (m)	23,216	23,126
Freddie Mac Pool #QI8872 5.50% 7/1/2054 (m)	5,101	5,086
Freddie Mac Pool #RJ1963 5.50% 7/1/2054 (m)	2,736	2,725
Freddie Mac Pool #RJ1964 6.00% 7/1/2054 (m)	3,285	3,370
Freddie Mac Pool #RJ1975 6.00% 7/1/2054 (m)	2,383	2,422
Freddie Mac Pool #SD8447 6.00% 7/1/2054 (m)	1,517	1,539
Freddie Mac Pool #SD5813 6.00% 7/1/2054 (m)	960	983
Freddie Mac Pool #QI8874 6.00% 7/1/2054 (m)	816	829
Freddie Mac Pool #SD5896 6.00% 7/1/2054 (m)	336	342
Freddie Mac Pool #RJ2200 5.50% 8/1/2054 (m)	1,024	1,021
Freddie Mac Pool #RJ2206 5.50% 8/1/2054 (m)	650	648
Freddie Mac Pool #RJ2243 5.50% 8/1/2054 (m)	592	591
Freddie Mac Pool #RJ2203 5.50% 8/1/2054 (m)	104	104
Freddie Mac Pool #SD8454 6.00% 8/1/2054 (m)	5,222	5,298
Freddie Mac Pool #RJ2212 6.00% 8/1/2054 (m)	3,621	3,707
Freddie Mac Pool #QJ3296 6.00% 8/1/2054 (m)	1,448	1,469
Freddie Mac Pool #RJ2216 6.00% 8/1/2054 (m)	1,224	1,244
Freddie Mac Pool #SD6029 6.00% 8/1/2054 (m)	572	583
Freddie Mac Pool #RJ2210 6.00% 8/1/2054 (m)	415	421
Freddie Mac Pool #QJ1576 6.50% 8/1/2054 (m)	3,475	3,592
Freddie Mac Pool #RJ2222 6.50% 8/1/2054 (m)	672	698
Freddie Mac Pool #RJ2247 6.50% 8/1/2054 (m)	559	581
Freddie Mac Pool #RJ2228 6.50% 8/1/2054 (m)	321	332
Freddie Mac Pool #SD6328 5.50% 9/1/2054 (m)	2,169	2,175
Freddie Mac Pool #RJ2422 5.50% 9/1/2054 (m)	1,765	1,760
Freddie Mac Pool #QJ3044 5.50% 9/1/2054 (m)	983	980
Freddie Mac Pool #RJ2415 5.50% 9/1/2054 (m)	742	744
Freddie Mac Pool #RJ2408 5.50% 9/1/2054 (m)	667	665

The Income Fund of America	37

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RJ2314 6.00% 9/1/2054 (m)	USD1,984	$2,017
Freddie Mac Pool #RJ2312 6.00% 9/1/2054 (m)	1,079	1,101
Freddie Mac Pool #RJ2308 6.00% 9/1/2054 (m)	1,005	1,029
Freddie Mac Pool #RJ2306 6.00% 9/1/2054 (m)	938	961
Freddie Mac Pool #SD8463 6.00% 9/1/2054 (m)	821	833
Freddie Mac Pool #RJ2309 6.00% 9/1/2054 (m)	604	614
Freddie Mac Pool #SD6404 6.50% 9/1/2054 (m)	9,171	9,487
Freddie Mac Pool #QJ5643 6.50% 9/1/2054 (m)	3,437	3,555
Freddie Mac Pool #RJ2474 6.50% 9/1/2054 (m)	323	334
Freddie Mac Pool #RJ2411 6.50% 9/1/2054 (m)	224	232
Freddie Mac Pool #RJ2470 6.50% 9/1/2054 (m)	114	118
Freddie Mac Pool #RJ2664 5.00% 10/1/2054 (m)	2,476	2,415
Freddie Mac Pool #SD8469 5.50% 10/1/2054 (m)	38,497	38,324
Freddie Mac Pool #SL1418 6.00% 10/1/2054 (m)	636	645
Freddie Mac Pool #RJ2860 5.00% 11/1/2054 (m)	11,685	11,382
Freddie Mac Pool #SD8475 5.50% 11/1/2054 (m)	45,720	45,515
Freddie Mac Pool #RJ2913 5.50% 11/1/2054 (m)	9,190	9,163
Freddie Mac Pool #RJ2917 5.50% 11/1/2054 (m)	4,074	4,058
Freddie Mac Pool #RJ2845 6.00% 11/1/2054 (m)	2,498	2,539
Freddie Mac Pool #RJ2922 6.00% 11/1/2054 (m)	1,498	1,521
Freddie Mac Pool #SD8489 4.50% 12/1/2054 (m)	28,898	27,435
Freddie Mac Pool #SD8491 5.00% 12/1/2054 (m)	15,855	15,444
Freddie Mac Pool #RJ3017 5.00% 12/1/2054 (m)	10,153	9,899
Freddie Mac Pool #RJ3163 5.00% 12/1/2054 (m)	6,012	5,861
Freddie Mac Pool #QX1743 5.00% 12/1/2054 (m)	1,514	1,477
Freddie Mac Pool #QX2834 5.00% 12/1/2054 (m)	499	487
Freddie Mac Pool #SD8493 5.50% 12/1/2054 (m)	6,075	6,048
Freddie Mac Pool #QX0376 5.50% 12/1/2054 (m)	1,865	1,860
Freddie Mac Pool #QX1233 6.00% 12/1/2054 (m)	500	507
Freddie Mac Pool #QX1087 6.00% 12/1/2054 (m)	368	373
Freddie Mac Pool #RJ4072 4.00% 1/1/2055 (m)	185	171
Freddie Mac Pool #SD8494 5.50% 1/1/2055 (m)	1,785	1,777
Freddie Mac Pool #QX4065 6.00% 1/1/2055 (m)	4,840	4,909
Freddie Mac Pool #RJ3240 6.00% 1/1/2055 (m)	2,154	2,190
Freddie Mac Pool #RJ3301 6.00% 1/1/2055 (m)	876	896
Freddie Mac Pool #RJ3305 6.00% 1/1/2055 (m)	615	628
Freddie Mac Pool #QX3576 6.00% 1/1/2055 (m)	380	386
Freddie Mac Pool #RJ3241 6.50% 1/1/2055 (m)	13,347	13,900
Freddie Mac Pool #SD8510 3.50% 2/1/2055 (m)	1,514	1,354
Freddie Mac Pool #RJ3264 4.50% 2/1/2055 (m)	2,598	2,466
Freddie Mac Pool #SD8506 5.50% 2/1/2055 (m)	5,012	4,989
Freddie Mac Pool #SD8507 6.00% 2/1/2055 (m)	7,598	7,709
Freddie Mac Pool #SL0588 3.50% 3/1/2055 (m)	947	848
Freddie Mac Pool #SD8516 6.00% 3/1/2055 (m)	3,335	3,383
Freddie Mac Pool #SL0924 6.00% 3/1/2055 (m)	1,308	1,326
Freddie Mac Pool #QX9923 6.00% 3/1/2055 (m)	117	119
Freddie Mac Pool #QY3684 3.50% 4/1/2055 (m)	687	615
Freddie Mac Pool #SL1094 5.00% 4/1/2055 (m)	5,630	5,483
Freddie Mac Pool #SL1416 6.00% 4/1/2055 (m)	14,198	14,412
Freddie Mac Pool #QY0236 6.00% 4/1/2055 (m)	13,008	13,194
Freddie Mac Pool #SL0796 6.00% 4/1/2055 (m)	12,684	12,867
Freddie Mac Pool #SL1413 6.00% 4/1/2055 (m)	9,364	9,500
Freddie Mac Pool #SD8525 6.00% 4/1/2055 (m)	1,942	1,969
Freddie Mac Pool #QX9672 6.00% 4/1/2055 (m)	476	483
Freddie Mac Pool #SD8537 3.50% 5/1/2055 (m)	489	437
Freddie Mac Pool #SD8532 5.00% 5/1/2055 (m)	11,908	11,598
Freddie Mac Pool #SD8533 5.50% 5/1/2055 (m)	24,090	23,976
Freddie Mac Pool #SD8534 6.00% 5/1/2055 (m)	86,097	87,326
Freddie Mac Pool #QY3449 6.00% 5/1/2055 (m)	16,137	16,367
Freddie Mac Pool #SL1138 6.00% 5/1/2055 (m)	765	776
Freddie Mac Pool #SL1137 6.00% 5/1/2055 (m)	704	714
Freddie Mac Pool #RQ0010 4.00% 6/1/2055 (m)	619	572
Freddie Mac Pool #RQ0012 5.00% 6/1/2055 (m)	27,086	26,379
Freddie Mac Pool #RQ0013 5.50% 6/1/2055 (m)	23,976	23,863
Freddie Mac Pool #RQ0028 6.00% 7/1/2055 (m)	135,237	137,169
Freddie Mac Pool #RQ0041 6.00% 8/1/2055 (m)	12,405	12,582

38	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac, Series 3257, Class PA, 5.50% 12/15/2036 (m)	USD241	$251
Freddie Mac, Series 3286, Class JN, 5.50% 2/15/2037 (m)	176	183
Freddie Mac, Series 3318, Class JT, 5.50% 5/15/2037 (m)	104	109
Freddie Mac, Series K755, Class A2, Multi Family, 5.203% 2/25/2031 (m)	21,362	22,165
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056 (i)(m)	1,701	1,592
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class MA, 3.00% 1/25/2056 (m)	262	243
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 7/25/2056 (i)(m)	1,725	1,631
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056 (m)	2,680	2,493
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056 (i)(m)	2,587	2,411
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057 (i)(m)	492	442
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057 (m)	404	362
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M45T, 4.50% 6/25/2057 (m)	805	773
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058 (m)	4,879	4,661
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059 (m)	3,594	3,319
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028 (m)	1,815	1,758
Government National Mortgage Assn. 4.00% 8/1/2055 (m)(n)	888	818
Government National Mortgage Assn. Pool #783687 4.50% 12/20/2041 (m)	256	247
Government National Mortgage Assn. Pool #BD3903 4.00% 1/20/2048 (m)	4,233	3,921
Government National Mortgage Assn. Pool #BE3194 4.00% 1/20/2048 (m)	924	857
Government National Mortgage Assn. Pool #MA5192 4.00% 5/20/2048 (m)	3,146	2,947
Government National Mortgage Assn. Pool #MA6217 2.50% 10/20/2049 (m)	27	23
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050 (m)	49,163	39,732
Government National Mortgage Assn. Pool #MA7534 2.50% 8/20/2051 (m)	33,428	28,148
Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052 (m)	863	727
Government National Mortgage Assn. Pool #MA8150 4.00% 7/20/2052 (m)	21	19
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052 (m)	2,665	2,477
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052 (m)	1,641	1,524
Government National Mortgage Assn. Pool #MA8799 4.50% 4/20/2053 (m)	24,256	23,129
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053 (m)	4,685	4,467
Government National Mortgage Assn. Pool #MA9722 4.00% 6/20/2054 (m)	1,725	1,591
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063 (m)	4,544	3,362
Uniform Mortgage-Backed Security 2.00% 8/1/2055 (m)(n)	4,935	3,862
Uniform Mortgage-Backed Security 2.50% 8/1/2055 (m)(n)	13,258	10,866
Uniform Mortgage-Backed Security 3.00% 8/1/2055 (m)(n)	2,500	2,140
Uniform Mortgage-Backed Security 4.50% 8/1/2055 (m)(n)	10	10
Uniform Mortgage-Backed Security 5.00% 8/1/2055 (m)(n)	15,793	15,373
Uniform Mortgage-Backed Security 5.50% 8/1/2055 (m)(n)	25,848	25,715
Uniform Mortgage-Backed Security 6.00% 8/1/2055 (m)(n)	69,512	70,484
Uniform Mortgage-Backed Security 6.50% 8/1/2055 (m)(n)	336,404	347,024
Uniform Mortgage-Backed Security 2.50% 9/1/2055 (m)(n)	43,279	35,483
Uniform Mortgage-Backed Security 4.00% 9/1/2055 (m)(n)	2,468	2,275
Uniform Mortgage-Backed Security 6.50% 9/1/2055 (m)(n)	271,975	280,295
Uniform Mortgage-Backed Security 7.00% 9/1/2055 (m)(n)	41,852	43,917
		4,446,128

Commercial mortgage-backed securities 0.59%
ALA Trust, Series 2025-OANA, Class A, (1-month USD CME Term SOFR + 1.743%) 6.085% 6/15/2040 (g)(i)(m)	14,910	15,019
AMSR Trust, Series 2021-SFR3, Class A, 1.476% 10/17/2038 (g)(m)	11,195	10,761
AMSR Trust, Series 2025-SFR1, Class A, 3.655% 6/17/2042 (g)(m)	5,897	5,599
AMSR Trust, Series 2025-SFR1, Class D, 3.655% 6/17/2042 (g)(m)	1,704	1,564
AMSR Trust, Series 2025-SFR1, Class C, 3.655% 6/17/2042 (g)(m)	1,463	1,357
AMSR Trust, Series 2025-SFR1, Class B, 3.655% 6/17/2042 (g)(m)	1,386	1,299
ARES Commercial Mortgage Trust, Series 24-IND, Class A, (1-month USD CME Term SOFR + 1.69%) 6.034% 7/15/2041 (g)(i)(m)	1,566	1,574
Atrium Hotel Portfolio Trust, Series 2024-ATRM, Class D, 7.935% 11/10/2029 (g)(i)(m)	7,871	7,960
Bank Commercial Mortgage Trust, Series 2024-BNK48, Class AS, 5.355% 10/15/2034 (i)(m)	1,532	1,523
Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2/15/2052 (m)	1,810	1,767
Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 4/15/2052 (m)	240	232
Bank Commercial Mortgage Trust, Series 2022-BNK43, Class A5, 4.399% 8/15/2055 (m)	2,230	2,147
Bank Commercial Mortgage Trust, Series 2023-BNK45, Class A5, 5.203% 2/15/2056 (m)	1,135	1,144
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class A3, 6.50% 12/15/2056 (m)	10,734	11,261
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056 (i)(m)	3,328	3,539
Bank Commercial Mortgage Trust, Series 2024-5YR9, Class A3, 5.614% 8/15/2057 (m)	7,320	7,554
Bank Commercial Mortgage Trust, Series 2024-5YR8, Class A3, 5.884% 8/15/2057 (m)	2,190	2,279
Bank Commercial Mortgage Trust, Series 2024-5YR12, Class A3, 5.902% 12/15/2057 (i)(m)	6,459	6,746

The Income Fund of America	39

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Bank Commercial Mortgage Trust, Series 2024-5YR12, Class AS, 6.122% 12/15/2057 (i)(m)	USD3,040	$3,159
Bank Commercial Mortgage Trust, Series 2025-BNK49, Class A5, 5.623% 3/15/2058 (i)(m)	11,109	11,581
Bank Commercial Mortgage Trust, Series 2025-5YR14, Class AS, 6.072% 4/15/2058 (m)	16,947	17,648
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2/15/2061 (m)	480	470
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2/17/2061 (m)	294	286
Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 5/15/2061 (i)(m)	5,772	5,720
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 8/15/2061 (m)	5,655	5,277
Bank Commercial Mortgage Trust, Series 2019-BN18, Class A4, 3.584% 5/15/2062 (m)	3,260	3,084
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063 (m)	3,772	3,388
Barclays Commercial Mortgage Securities, LLC, Series 2022-C16, Class A5, 4.60% 6/15/2055 (i)(m)	780	763
Barclays Commercial Mortgage Securities, LLC, Series 2023-C19, Class A5, 5.451% 4/15/2056 (m)	5,296	5,426
Barclays Commercial Mortgage Securities, LLC, Series 2023-C21, Class A5, 6.00% 9/15/2056 (i)(m)	3,200	3,399
Barclays Commercial Mortgage Securities, LLC, Series 2024-5C31, Class AS, 5.852% 12/15/2057 (m)	2,906	2,986
Benchmark Mortgage Trust, Series 2018-B2, Class A5, 3.882% 2/15/2051 (i)(m)	5,718	5,594
Benchmark Mortgage Trust, Series 2018-B3, Class A5, 4.025% 4/10/2051 (m)	4,806	4,717
Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 1/15/2052 (m)	5,996	5,852
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 3/15/2053 (m)	3,146	2,779
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/2053 (i)(m)	3,037	3,004
Benchmark Mortgage Trust, Series 2024-V9, Class A3, 5.602% 8/15/2057 (m)	3,351	3,455
Benchmark Mortgage Trust, Series 2024-V9, Class AS, 6.064% 8/15/2057 (i)(m)	930	961
Benchmark Mortgage Trust, Series 2024-V10, Class A3, 5.277% 9/15/2057 (m)	983	1,002
Benchmark Mortgage Trust, Series 2024-V11, Class AM, 6.201% 11/15/2057 (m)	2,702	2,811
Benchmark Mortgage Trust, Series 2025-V14, Class A4, 5.66% 4/15/2058 (m)	11,006	11,424
Benchmark Mortgage Trust, Series 2025-V14, Class AM, 6.09% 4/15/2058 (m)	5,802	6,024
BFLD Trust, Series 2024-WRHS, Class A, (1-month USD CME Term SOFR + 1.492%) 5.834% 8/15/2026 (g)(i)(m)	7,416	7,426
BFLD Trust, Series 24-WRHS, Class B, (1-month USD CME Term SOFR + 1.99%) 6.392% 8/15/2026 (g)(i)(m)	5,065	5,074
BMO Mortgage Trust, Series 2022-C2, Class A5, 4.974% 7/15/2054 (i)(m)	3,460	3,452
BMO Mortgage Trust, Series 2023-C5, Class A5, 5.765% 6/15/2056 (m)	1,962	2,037
BMO Mortgage Trust, Series 2024-5C8, Class A3, 5.625% 12/15/2057 (i)(m)	11,120	11,469
BMO Mortgage Trust, Series 2024-5C8, Class AS, 5.94% 12/15/2057 (i)(m)	2,300	2,373
BMO Mortgage Trust, Series 2025-5C9, Class A3, 5.779% 4/15/2058 (m)	17,244	17,931
BMO Mortgage Trust, Series 2025-5C9, Class AS, 6.165% 4/15/2058 (i)(m)	9,284	9,672
Boca Commercial Mortgage Trust, Series 2024-BOCA, Class A, (1-month USD CME Term SOFR + 1.921%) 6.263% 8/15/2041 (g)(i)(m)	8,000	8,048
BX Commercial Mortgage Trust, Series 2024-GPA3, Class A, (1-month USD CME Term SOFR + 1.293%) 5.635% 12/15/2039 (g)(i)(m)	8,120	8,152
BX Commercial Mortgage Trust, Series 2024-GPA3, Class B, (1-month USD CME Term SOFR + 1.642%) 5.984% 12/15/2039 (g)(i)(m)	1,533	1,539
BX Trust, Series 2024-FNX, Class A, (1-month USD CME Term SOFR + 1.442%) 5.784% 11/15/2026 (g)(i)(m)	12,373	12,424
BX Trust, Series 2024-FNX, Class B, (1-month USD CME Term SOFR + 1.742%) 6.084% 11/15/2026 (g)(i)(m)	3,363	3,374
BX Trust, Series 2024-CNYN, Class A, (1-month USD CME Term SOFR + 1.442%) 5.784% 4/15/2029 (g)(i)(m)	9,468	9,508
BX Trust, Series 2024-KING, Class A, (1-month USD CME Term SOFR + 1.541%) 5.883% 5/15/2034 (g)(i)(m)	3,493	3,499
BX Trust, Series 2021-SDMF, Class A, (1-month USD CME Term SOFR + 0.703%) 5.045% 9/15/2034 (g)(i)(m)	9,347	9,329
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 5.156% 9/15/2036 (g)(i)(m)	7,386	7,374
BX Trust, Series 2021-VOLT, Class B, (1-month USD CME Term SOFR + 1.064%) 5.406% 9/15/2036 (g)(i)(m)	213	213
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 5.355% 10/15/2036 (g)(i)(m)	11,621	11,621
BX Trust, Series 2021-ARIA, Class B, (1-month USD CME Term SOFR + 1.411%) 5.753% 10/15/2036 (g)(i)(m)	9,946	9,950
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.833% 4/15/2037 (g)(i)(m)	6,186	6,195
BX Trust, Series 2021-SOAR, Class A, (1-month USD CME Term SOFR + 0.784%) 5.126% 6/15/2038 (g)(i)(m)	6,112	6,111
BX Trust, Series 2021-SOAR, Class B, (1-month USD CME Term SOFR + 0.984%) 5.326% 6/15/2038 (g)(i)(m)	1,790	1,790
BX Trust, Series 2021-SOAR, Class C, (1-month USD CME Term SOFR + 1.214%) 5.556% 6/15/2038 (g)(i)(m)	1,616	1,616
BX Trust, Series 2021-ACNT, Class A, (1-month USD CME Term SOFR + 0.964%) 5.306% 11/15/2038 (g)(i)(m)	9,008	9,011
BX Trust, Series 2022-AHP, Class A, (1-month USD CME Term SOFR + 0.99%) 5.332% 2/15/2039 (g)(i)(m)	12,167	12,164
BX Trust, Series 2024-AIRC, Class A, (1-month USD CME Term SOFR + 1.691%) 6.033% 8/15/2039 (g)(i)(m)	26,485	26,612
BX Trust, Series 2024-BIO2, Class A, 5.413% 8/13/2041 (g)(i)(m)	17,828	17,994
BX Trust, Series 2024-GPA2, Class A, (1-month USD CME Term SOFR + 1.542%) 5.884% 11/15/2041 (g)(i)(m)	10,869	10,912
BX Trust, Series 2024-GPA2, Class B, (1-month USD CME Term SOFR + 1.892%) 6.234% 11/15/2041 (g)(i)(m)	4,935	4,957
CALI Mortgage Trust, Series 24-SUN, Class A, (1-month USD CME Term SOFR + 1.89%) 6.233% 7/15/2041 (g)(i)(m)	4,768	4,783
CALI Mortgage Trust, Series 24-SUN, Class B, (1-month USD CME Term SOFR + 2.34%) 6.682% 7/15/2041 (g)(i)(m)	5,091	5,111
CART, Series 2024-DFW1, Class A, (1-month USD CME Term SOFR + 1.642%) 5.984% 8/15/2041 (g)(i)(m)	12,536	12,547
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040 (g)(i)(m)	8,114	8,331
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2/10/2049 (m)	1,440	1,424
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class AS, 3.514% 5/10/2049 (m)	350	344
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class B, 4.044% 4/15/2050 (i)(m)	450	431
DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314% 9/10/2040 (g)(m)	6,864	7,149
DC Commercial Mortgage Trust, Series 2023-DC, Class B, 6.804% 9/10/2040 (g)(m)	3,537	3,708

40	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
DC Commercial Mortgage Trust, Series 2023-DC, Class C, 7.14% 9/10/2040 (g)(i)(m)	USD2,720	$2,859
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 5/10/2049 (m)	400	392
Durst Commercial Mortgage Trust, Series 2025-151, Class A, 5.317% 8/10/2042 (g)(i)(m)	10,371	10,371
ELM Trust 2024, Series 2024-ELM, Class A10, 5.801% 6/10/2039 (g)(i)(m)	2,190	2,207
ELM Trust 2024, Series 2024-ELM, Class A15, 5.801% 6/10/2039 (g)(i)(m)	1,928	1,943
ELM Trust 2024, Series 2024-ELM, Class B10, 5.995% 6/10/2039 (g)(i)(m)	880	886
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 5.536% 7/15/2038 (g)(i)(m)	3,871	3,876
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD CME Term SOFR + 1.494%) 5.836% 7/15/2038 (g)(i)(m)	3,533	3,539
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD CME Term SOFR + 1.814%) 6.156% 7/15/2038 (g)(i)(m)	3,690	3,699
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD CME Term SOFR + 2.364%) 6.706% 7/15/2038 (g)(i)(m)	1,619	1,623
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037 (g)(m)	6,761	6,693
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039 (g)(m)	4,143	4,102
Fontainebleau Miami Beach Trust, Series 2024-FBLU, Class A, (1-month USD CME Term SOFR + 1.45%) 5.792% 12/15/2029 (g)(i)(m)	6,068	6,087
FS Trust, Series 2024-HULA, Class A, (1-month USD CME Term SOFR + 1.811%) 6.153% 8/15/2039 (g)(i)(m)	8,000	8,032
Great Wolf Trust, Series 2024-WLF2, Class A, (1-month USD CME Term SOFR + 1.691%) 6.033% 5/15/2041 (g)(i)(m)	19,885	20,004
GS Mortgage Securities Trust, Series 2023-SHIP, Class B, 4.936% 9/15/2038 (g)(i)(m)	2,632	2,623
GS Mortgage Securities Trust, Series 2024-70P, Class A, 5.31% 3/10/2041 (g)(i)(m)	3,831	3,829
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 8/10/2050 (m)	940	912
GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2/10/2052 (m)	240	233
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053 (m)	6,571	5,909
Hawaii Hotel Trust, Series 2025-MAUI, Class A, (1-month USD CME Term SOFR + 1.393%) 5.735% 3/15/2042 (g)(i)(m)	10,765	10,780
Hawaii Hotel Trust, Series 2025-MAUI, Class B, (1-month USD CME Term SOFR + 1.742%) 6.084% 3/15/2042 (g)(i)(m)	1,617	1,620
Hawaii Hotel Trust, Series 2025-MAUI, Class C, (1-month USD CME Term SOFR + 2.042%) 6.382% 3/15/2042 (g)(i)(m)	422	423
Hawaii Hotel Trust, Series 2025-MAUI, Class D, (1-month USD CME Term SOFR + 2.591%) 6.903% 3/15/2042 (g)(i)(m)	1,901	1,906
Hawaii Hotel Trust, Series 2025-MAUI, Class E, (1-month USD CME Term SOFR + 3.29%) 7.632% 3/15/2042 (g)(i)(m)	5,388	5,285
Houston Galleria Mall Trust, Series 2025-HGLR, Class A, 5.462% 2/5/2045 (g)(i)(m)	7,802	7,932
HTL Commercial Mortgage Trust, Series 2024-T53, Class A, 6.072% 5/10/2039 (g)(i)(m)	591	597
Hudson Yards Mortgage Trust, Series 2025-SPRL, Class A, 5.467% 1/13/2040 (g)(i)(m)	26,828	27,529
Invitation Homes Trust, Series 2024-SFR1, Class B, 4.00% 9/17/2041 (g)(m)	2,450	2,352
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 3/15/2050 (m)	1,510	1,469
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 10/15/2050 (m)	560	542
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039 (g)(m)	3,421	3,119
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 1/5/2039 (g)(m)	1,165	1,043
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.45% 1/5/2039 (g)(i)(m)	328	280
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 12/15/2049 (i)(m)	4,810	4,728
JW Commercial Mortgage Trust 2024-MRCO, Series 2024-BERY, Class A, (1-month USD CME Term SOFR + 1.593%) 5.935% 11/15/2039 (g)(i)(m)	3,453	3,462
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 9/10/2039 (g)(m)	15,628	14,743
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD CME Term SOFR + 0.915%) 5.257% 4/15/2038 (g)(i)(m)	785	786
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 4/15/2048 (m)	210	206
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class AS, 3.561% 4/15/2048 (m)	2,795	2,727
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 12/15/2049 (m)	580	572
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2025-5C1, Class AS, 6.011% 3/15/2058 (m)	21,684	22,367
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 12/15/2048 (m)	1,000	986
Morgan Stanley Capital I Trust, Series 2022-L8, Class A5, 3.918% 4/15/2055 (i)(m)	590	544
Multifamily Connecticut Avenue Securities, Series 2024-01, Class M10, (30-day Average USD-SOFR + 3.85%) 8.20% 7/25/2054 (g)(i)(m)	2,427	2,531
Multifamily Connecticut Avenue Securities, Series 2025-01, Class M1, (30-day Average USD-SOFR + 2.40%) 6.75% 5/25/2055 (g)(i)(m)	1,443	1,450
Multifamily Connecticut Avenue Securities, Series 2025-01, Class M2, (30-day Average USD-SOFR + 3.10%) 7.45% 5/25/2055 (g)(i)(m)	2,583	2,598
NY Commercial Mortgage Trust, Series 2025-299P, Class A, 5.664% 2/10/2047 (g)(i)(m)	613	632
SDR Commercial Mortgage Trust, Series 2024-DSNY, Class A, (1-month USD CME Term SOFR + 1.392%) 5.734% 5/15/2039 (g)(i)(m)	12,566	12,581
SDR Commercial Mortgage Trust, Series 2024-DSNY, Class B, (1-month USD CME Term SOFR + 1.741%) 6.083% 5/15/2039 (g)(i)(m)	486	485

The Income Fund of America	41

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041 (g)(m)	USD5,645	$4,941
SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 5.187% 11/15/2038 (g)(i)(m)	8,066	8,068
StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A, (1-month USD CME Term SOFR + 1.00%) 5.342% 1/15/2039 (g)(i)(m)	19,555	19,514
SWCH Commercial Mortgage Trust, Series 2025-DATA, Class A, (1-month USD CME Term SOFR + 1.443%) 5.785% 3/15/2042 (g)(i)(m)	18,296	18,233
WCORE Commercial Mortgage Trust, Series 2024-CORE, Class A, (1-month USD CME Term SOFR + 1.492%) 5.834% 11/15/2041 (g)(i)(m)	7,000	7,021
WCORE Commercial Mortgage Trust, Series 2024-CORE, Class B, (1-month USD CME Term SOFR + 1.842%) 6.184% 11/15/2041 (g)(i)(m)	2,743	2,754
WCORE Commercial Mortgage Trust, Series 2024-CORE, Class C, (1-month USD CME Term SOFR + 2.241%) 6.583% 11/15/2041 (g)(i)(m)	672	676
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A4, 3.789% 9/15/2048 (m)	1,475	1,471
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class AS, 3.484% 6/15/2049 (m)	185	181
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 12/15/2049 (m)	6,015	5,923
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 12/15/2052 (m)	2,405	2,254
Wells Fargo Commercial Mortgage Trust, Series 2022-C62, Class A4, 4.00% 4/15/2055 (i)(m)	2,580	2,428
Wells Fargo Commercial Mortgage Trust, Series 2024-5C1, Class AS, 6.52% 7/15/2057 (m)	690	719
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class AS, 3.988% 1/15/2059 (m)	150	148
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 1/15/2060 (m)	480	472
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, (1-month USD CME Term SOFR + 2.789%) 7.131% 11/15/2027 (g)(i)(m)	13,994	14,058
		794,745

Collateralized mortgage-backed obligations (privately originated) 0.34%
Angel Oak Mortgage Trust, Series 2024-7, Class A1, 5.621% 5/25/2069 (6.621% on 7/1/2028) (g)(k)(m)	13,975	13,966
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048 (g)(i)(m)	1,862	1,670
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 3/25/2055 (g)(m)	189	180
Atlas SP, Series 2024-RPL1, Class A1, 3.85% 4/25/2064 (4.85% on 8/1/2028) (g)(k)(m)	3,274	3,153
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 5/25/2059 (g)(i)(m)	1,396	1,307
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 5/26/2059 (g)(i)(m)	1,186	1,160
BRAVO Residential Funding Trust, Series 2023-NQM8, Class A1, 6.394% 10/25/2063 (7.394% on 11/1/2027) (g)(k)(m)	1,963	1,975
BRAVO Residential Funding Trust, Series 2024-NQM1, Class A1, 5.943% 12/1/2063 (6.943% on 1/1/2028) (g)(k)(m)	889	891
BRAVO Residential Funding Trust, Series 2024-NQM7, Class A1, 5.554% 10/27/2064 (6.554% on 10/1/2028) (g)(k)(m)	5,499	5,503
Cascade Funding Mortgage Trust, Series 2024-NR1, Class A1, 6.405% 11/25/2029 (9.405% on 11/25/2027) (g)(k)(m)	1,653	1,659
Cascade Funding Mortgage Trust, Series 2024-HB15, Class A, 4.00% 8/25/2034 (g)(i)(m)	224	222
Cascade Funding Mortgage Trust, Series 2024-RM5, Class A, 4.00% 10/25/2054 (g)(i)(m)	18,814	18,366
Cascade Funding Mortgage Trust, Series 2024-R1, Class A1, 4.00% 10/25/2054 (5.00% on 10/25/2028) (g)(k)(m)	599	587
Chase Mortgage Finance Corp., Series 2024-RPL2, Class A1B, 3.25% 8/25/2064 (g)(i)(m)	5,371	4,713
Chase Mortgage Finance Corp., Series 2024-RPL2, Class A1A, 3.25% 8/25/2064 (g)(i)(m)	3,411	3,010
CIM Trust, Series 2024-R1, Class A1, 4.75% 6/25/2064 (g)(i)(m)	2,089	2,067
CIM Trust, Series 2025-R1, Class A1, 5.00% 2/25/2099 (8.00% on 3/1/2028) (g)(k)(m)	5,976	5,903
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060 (g)(i)(m)	291	271
COLT Funding, LLC, Series 2023-3, Class A1, 7.18% 9/25/2068 (8.18% on 9/1/2027) (g)(k)(m)	1,013	1,026
COLT Funding, LLC, Series 2024-INV3, Class A1, 5.443% 9/25/2069 (6.443% on 8/1/2028) (g)(k)(m)	6,247	6,241
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066 (g)(i)(m)	1,807	1,618
Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 6.75% 12/25/2042 (g)(i)(m)	2,652	2,712
Connecticut Avenue Securities Trust, Series 2023-R08, Class 1M1, (30-day Average USD-SOFR + 1.50%) 5.85% 10/25/2043 (g)(i)(m)	1,837	1,844
Connecticut Avenue Securities Trust, Series 2024-R01, Class 1M1, (30-day Average USD-SOFR + 1.05%) 5.40% 1/25/2044 (g)(i)(m)	2,036	2,036
Connecticut Avenue Securities Trust, Series 2024-R01, Class 1M2, (30-day Average USD-SOFR + 1.80%) 6.15% 1/25/2044 (g)(i)(m)	1,614	1,634
Connecticut Avenue Securities Trust, Series 2024-R01, Class 1B1, (30-day Average USD-SOFR + 2.70%) 7.05% 1/25/2044 (g)(i)(m)	2,985	3,080
Connecticut Avenue Securities Trust, Series 2024-R02, Class 1M2, (30-day Average USD-SOFR + 1.80%) 6.150% 2/25/2044 (g)(i)(m)	3,432	3,471
Connecticut Avenue Securities Trust, Series 2024-R04, Class 1M1, (30-day Average USD-SOFR + 1.10%) 5.45% 5/25/2044 (g)(i)(m)	863	863
Connecticut Avenue Securities Trust, Series 2024-R04, Class 1M2, (30-day Average USD-SOFR + 1.65%) 6.00% 5/25/2044 (g)(i)(m)	1,464	1,474

42	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Connecticut Avenue Securities Trust, Series 2024-R04, Class 1B1, (30-day Average USD-SOFR + 2.20%) 6.55% 5/25/2044 (g)(i)(m)	USD889	$904
Connecticut Avenue Securities Trust, Series 2024-R06, Class 1M2, (30-day Average USD-SOFR + 1.60%) 5.95% 9/25/2044 (g)(i)(m)	1,098	1,104
Connecticut Avenue Securities, Series 2025-R01, Class 1A1, (30-day Average USD-SOFR + 0.95%) 5.30% 1/25/2045 (g)(i)(m)	2,431	2,431
Connecticut Avenue Securities Trust, Series 2025-R02, Class 1M1, (30-day Average USD-SOFR + 1.15%) 5.50% 2/25/2045 (g)(i)(m)	2,037	2,039
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 2A5, 5.50% 11/25/2035 (m)	1,593	829
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3A1, 4.331% 6/25/2047 (i)(m)	775	694
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 9/25/2034 (m)	223	225
Finance of America Structured Securities Trust, Series 2025-PC1, Class A1, 4.50% 5/25/2075 (g)(m)	14,406	13,872
Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 9/25/2051 (g)(i)(m)	5,544	4,466
Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 11/25/2051 (g)(i)(m)	6,185	4,991
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.50% 9/25/2042 (g)(i)(m)	690	696
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA1, Class A1, (30-day Average USD-SOFR + 1.35%) 5.70% 2/25/2044 (g)(i)(m)	3,138	3,154
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA2, Class M1, (30-day Average USD-SOFR + 1.20%) 5.55% 5/25/2044 (g)(i)(m)	2,669	2,677
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA2, Class A1, (30-day Average USD-SOFR + 1.25%) 5.60% 5/25/2044 (g)(i)(m)	11,222	11,275
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA3, Class M1, (30-day Average USD-SOFR + 1.00%) 5.35% 10/25/2044 (g)(i)(m)	1,231	1,231
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA3, Class A1, (30-day Average USD-SOFR + 1.05%) 5.40% 10/25/2044 (g)(i)(m)	1,798	1,799
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA3, Class M2, (30-day Average USD-SOFR + 1.45%) 5.80% 10/25/2044 (g)(i)(m)	1,142	1,145
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2025-DNA2, Class A1, (30-day Average USD-SOFR + 1.10%) 5.45% 5/25/2045 (g)(i)(m)	1,419	1,421
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2025-DNA2, Class M1, (30-day Average USD-SOFR + 1.20%) 5.55% 5/25/2045 (g)(i)(m)	2,566	2,571
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA1, Class B2, (30-day Average USD-SOFR + 5.364%) 9.714% 1/25/2050 (g)(i)(m)	4,360	4,774
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class B2, (30-day Average USD-SOFR + 4.914%) 9.264% 2/25/2050 (g)(i)(m)	5,790	6,366
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B2, (30-day Average USD-SOFR + 10.114%) 14.464% 8/25/2050 (g)(i)(m)	5,306	7,018
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA5, Class B2, (30-day Average USD-SOFR + 11.50%) 15.812% 10/25/2050 (g)(i)(m)	7,758	10,776
GCAT Trust, Series 2024-NQM2, Class A1, 6.085% 6/25/2059 (7.359% on 5/1/2028) (g)(k)(m)	1,254	1,261
GS Mortgage-Backed Securities Trust, Series 2024-RPL2, Class A1, 3.75% 7/25/2061 (4.75% on 2/1/2028) (g)(k)(m)	1,214	1,180
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026 (g)(m)	5,418	5,213
HOMES Trust, Series 2024-NQM1, Class A1, 5.915% 7/25/2069 (6.915% on 7/1/2028) (g)(k)(m)	4,158	4,173
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2A1, 3.734% 5/25/2036 (i)(m)	1,047	1,010
IRV Trust, Series 2025-200P, Class A, 5.295% 3/14/2047 (g)(i)(m)	10,216	10,286
JPMorgan Mortgage Trust, Series 2020-INV1, Class A3, 3.50% 8/25/2050 (g)(i)(m)	461	412
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 5.75% 4/25/2061 (g)(m)	819	819
MFRA Trust, Series 2024-NQM3, Class A1, 5.722% 12/25/2069 (6.722% on 12/1/2028) (g)(k)(m)	4,174	4,189
Morgan Stanley Residential Mortgage Loan Trust, Series 2024-INV2, Class A1, 6.50% 2/25/2054 (g)(i)(m)	2,356	2,399
Morgan Stanley Residential Mortgage Loan Trust, Series 2024-NQM2, Class A1, 6.386% 5/25/2069 (7.386% on 5/1/2028) (g)(k)(m)	5,756	5,805
New Residential Mortgage Loan Trust, Series 2025-NQM2, Class A1, 5.566% 4/25/2065 (g)(k)(m)	7,187	7,217
New York Mortgage Trust, Series 2024-CP1, Class A1, 3.75% 2/25/2068 (g)(i)(m)	1,210	1,113
Onslow Bay Financial Mortgage Loan Trust, Series 2024-HYB1, Class A1, 3.646% 3/25/2053 (g)(i)(m)	2,155	2,122
Onslow Bay Financial Mortgage Loan Trust, Series 2025-NQM8, Class A1, 5.472% 3/25/2065 (6.472% on 5/1/2029) (g)(k)(m)	4,314	4,321
Onslow Bay Financial, LLC, Series 2024-NQM5, Class A1, 5.988% 3/25/2028 (6.988% on 3/1/2028) (g)(k)(m)	1,872	1,881
Onslow Bay Financial, LLC, Series 2024-HYB2, Class A1, 3.672% 4/25/2053 (g)(i)(m)	4,227	4,190
Onslow Bay Financial, LLC, Series 2022-NQM5, Class A1, 4.31% 5/25/2062 (5.31% on 5/1/2026) (g)(k)(m)	16,737	16,666
Onslow Bay Financial, LLC, Series 2022-NQM6, Class A1, 4.70% 7/25/2062 (5.70% on 6/1/2026) (g)(k)(m)	15,647	15,578
Onslow Bay Financial, LLC, Series 2024-NQM4, Class A1, 6.067% 1/25/2064 (7.067% on 2/1/2028) (g)(k)(m)	3,545	3,567
Onslow Bay Financial, LLC, Series 2024-NQM6, Class A1, 6.447% 2/25/2064 (7.447% on 4/1/2028) (g)(k)(m)	3,084	3,117
Onslow Bay Financial, LLC, Series 2024-NQM7, Class A1, 6.243% 3/25/2064 (7.243% on 4/1/2028) (g)(k)(m)	1,981	1,997
Onslow Bay Financial, LLC, Series 2024-NQM10, Class A1, 6.18% 5/25/2064 (7.18% on 6/1/2028) (g)(k)(m)	9,885	9,953
Onslow Bay Financial, LLC, Series 2024-NQM17, Class A1, 5.61% 11/25/2064 (6.61% on 11/1/2028) (g)(k)(m)	2,288	2,289

The Income Fund of America	43

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Onslow Bay Financial, LLC, Series 2025-NQM3, Class A1, 5.648% 12/1/2064 (6.648% on 2/1/2029) (g)(k)(m)	USD11,917	$11,951
Onslow Bay Financial, LLC, Series 2025-NQM1, Class A1, 5.547% 12/25/2064 (6.547% on 12/1/2028) (g)(k)(m)	1,651	1,653
PMT Loan Trust, Series 2024-INV1, Class A2, 6.00% 10/25/2059 (g)(i)(m)	1,768	1,780
Progress Residential Trust, Series 2024-SFR5, Class B, 3.25% 8/9/2029 (g)(m)	3,581	3,345
Progress Residential Trust, Series 2021-SFR6, Class A, 1.524% 7/17/2038 (g)(m)	5,129	5,004
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039 (g)(m)	2,625	2,557
Progress Residential Trust, Series 2024-SFR1, Class A, 3.35% 2/17/2041 (g)(m)	4,993	4,768
Progress Residential Trust, Series 2024-SFR2, Class A, 3.30% 4/17/2041 (g)(m)	3,617	3,440
Progress Residential Trust, Series 2024-SFR2, Class D, 3.40% 4/17/2041 (g)(i)(m)	2,709	2,514
Progress Residential Trust, Series 2024-SFR2, Class B, 3.40% 4/17/2041 (g)(i)(m)	1,671	1,579
Progress Residential Trust, Series 2025-SFR1, Class C, 3.65% 2/17/2042 (g)(m)	1,979	1,849
Progress Residential Trust, Series 2025-SFR3, Class A, 3.39% 7/17/2042 (g)(m)	5,120	4,803
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 2/25/2048 (g)(i)(m)	104	97
Starwood Mortgage Residential Trust, Series 2024-SFR4, Class A, (1-month USD CME Term SOFR + 1.75%) 6.092% 10/17/2041 (g)(i)(m)	8,656	8,719
Starwood Mortgage Residential Trust, Series 2025-SFR5, Class A, (1-month USD CME Term SOFR + 1.45%) 5.792% 2/17/2042 (g)(i)(m)	1,918	1,921
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6A, 3.891% 5/25/2036 (i)(m)	917	520
Towd Point Mortgage Trust, Series 2016-2, Class M1, 3.00% 8/25/2055 (g)(i)(m)	952	937
Towd Point Mortgage Trust, Series 2016-3, Class M2, 4.00% 4/25/2056 (g)(i)(m)	988	980
Towd Point Mortgage Trust, Series 2017-1, Class A2, 3.50% 10/25/2056 (g)(i)(m)	385	383
Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00% 1/25/2058 (g)(i)(m)	758	749
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 3/25/2058 (g)(i)(m)	466	460
Towd Point Mortgage Trust, Series 2023-1, Class A1, 3.75% 1/25/2063 (g)(m)	5,545	5,339
Towd Point Mortgage Trust, Series 2024-3, Class A1A, 5.078% 7/25/2065 (g)(i)(m)	2,288	2,316
Treehouse Park Improvement Association No.1 9.75% 12/1/2033 (c)(g)	8,603	8,603
Tricon Residential Trust, Series 2024-SFR1, Class A, 4.65% 4/17/2041 (g)(m)	2,709	2,693
Tricon Residential Trust, Series 2024-SFR1, Class B, 4.75% 4/17/2041 (g)(m)	891	881
Tricon Residential Trust, Series 2024-SFR3, Class A, 4.50% 8/17/2041 (g)(m)	5,975	5,913
Tricon Residential Trust, Series 2024-SFR3, Class B, 5.00% 8/17/2041 (g)(m)	2,609	2,595
Tricon Residential Trust, Series 2024-SFR4, Class A, 4.30% 11/17/2041 (g)(m)	13,425	13,173
Verus Securitization Trust, Series 2025-R1, Class A1, 5.402% 5/25/2065 (6.402% on 7/1/2029) (g)(k)(m)	4,542	4,571
Verus Securitization Trust, Series 2023-1, Class A1, 5.85% 12/25/2067 (6.85% on 1/1/2027) (g)(k)(m)	1,446	1,444
Verus Securitization Trust, Series 2023-4, Class A1, 5.811% 5/25/2068 (6.811% on 5/1/2027) (g)(k)(m)	853	854
Verus Securitization Trust, Series 2023-5, Class A5, 6.476% 6/25/2068 (7.476% on 6/1/2027) (g)(k)(m)	4,215	4,235
Verus Securitization Trust, Series 2024-2, Class A1, 6.095% 2/25/2069 (7.095% on 2/1/2028) (g)(k)(m)	2,538	2,555
Verus Securitization Trust, Series 2024-3, Class A1, 6.338% 4/25/2069 (7.338% on 4/1/2028) (g)(k)(m)	7,245	7,317
Verus Securitization Trust, Series 2024-4, Class A1, 6.218% 6/25/2069 (7.218% on 5/1/2028) (g)(k)(m)	2,053	2,071
Verus Securitization Trust, Series 2024-5, Class A2, 6.446% 6/25/2069 (7.446% on 6/1/2028) (g)(k)(m)	1,164	1,174
Verus Securitization Trust, Series 2024-4, Class A2, 6.572% 6/25/2069 (7.572% on 5/1/2028) (g)(k)(m)	1,610	1,627
Verus Securitization Trust, Series 2024-6, Class A1, 5.799% 7/25/2069 (6.799% on 7/1/2028) (g)(k)(m)	3,873	3,893
Verus Securitization Trust, Series 2024-6, Class A2, 6.053% 7/25/2069 (7.053% on 7/1/2028) (g)(k)(m)	1,206	1,210
Verus Securitization Trust, Series 24-R1, Class A1, 5.218% 9/25/2069 (6.218% on 10/1/2028) (g)(k)(m)	5,128	5,102
Verus Securitization Trust, Series 2024-8, Class A1, 5.364% 10/25/2069 (g)(i)(m)	2,993	2,989
Verus Securitization Trust, Series 2024-8, Class A2, 5.618% 10/25/2069 (6.618% on 10/1/2028) (g)(k)(m)	2,223	2,217
Verus Securitization Trust, Series 2024-9, Class A1, 5.438% 11/25/2069 (g)(i)(m)	2,942	2,939
VM Fund I, LLC 8.625% 1/15/2028 (c)(g)	11,536	11,363
		446,901
Total mortgage-backed obligations		5,687,774
U.S. Treasury bonds & notes 2.15%
U.S. Treasury 2.07%
U.S. Treasury 3.625% 5/15/2026	5,900	5,875
U.S. Treasury 4.50% 7/15/2026	4,000	4,012
U.S. Treasury 4.375% 7/31/2026	31,144	31,202
U.S. Treasury 4.625% 9/15/2026	24,603	24,734
U.S. Treasury 4.625% 10/15/2026	10,000	10,059
U.S. Treasury 4.625% 11/15/2026	3,000	3,020
U.S. Treasury 4.25% 12/31/2026	2,354	2,360
U.S. Treasury 4.125% 2/15/2027	7,000	7,010
U.S. Treasury 4.50% 4/15/2027	830	837
U.S. Treasury 3.75% 6/30/2027	418,850	417,305
U.S. Treasury 4.00% 12/15/2027	11,883	11,910
U.S. Treasury 3.875% 3/15/2028	27,000	26,997
U.S. Treasury 3.625% 3/31/2028	72	72

44	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.625% 5/31/2028	USD43,266	$42,964
U.S. Treasury 3.875% 7/15/2028	135,948	135,911
U.S. Treasury 4.125% 10/31/2029	169,500	170,787
U.S. Treasury 4.00% 2/28/2030	23,071	23,134
U.S. Treasury 3.875% 6/30/2030 (b)	452,133	450,534
U.S. Treasury 4.00% 7/31/2030	13,986	14,006
U.S. Treasury 4.875% 10/31/2030	34,810	36,268
U.S. Treasury 4.25% 2/28/2031	1,113	1,126
U.S. Treasury 4.125% 7/31/2031	38,862	38,995
U.S. Treasury 4.375% 1/31/2032	12,000	12,181
U.S. Treasury 4.125% 2/29/2032	14,000	14,010
U.S. Treasury 4.125% 3/31/2032	3,000	3,001
U.S. Treasury 4.00% 4/30/2032	9,500	9,430
U.S. Treasury 4.00% 6/30/2032	171,001	169,598
U.S. Treasury 4.125% 11/15/2032	1,433	1,430
U.S. Treasury 3.375% 5/15/2033	14,742	13,931
U.S. Treasury 4.375% 5/15/2034	109,371	110,051
U.S. Treasury 4.25% 11/15/2034	5,665	5,630
U.S. Treasury 4.625% 2/15/2035	25,400	25,950
U.S. Treasury 4.25% 5/15/2035 (o)	317,512	314,709
U.S. Treasury 1.375% 11/15/2040 (o)	12,006	7,604
U.S. Treasury 1.75% 8/15/2041	2,773	1,825
U.S. Treasury 2.00% 11/15/2041	11,924	8,130
U.S. Treasury 2.375% 2/15/2042	7,784	5,605
U.S. Treasury 2.875% 5/15/2043	16,000	12,202
U.S. Treasury 3.875% 5/15/2043	5,113	4,514
U.S. Treasury 4.75% 11/15/2043	42,316	41,768
U.S. Treasury 4.625% 5/15/2044	112,695	109,218
U.S. Treasury 4.125% 8/15/2044	7,000	6,336
U.S. Treasury 4.625% 11/15/2044	3,000	2,901
U.S. Treasury 4.75% 2/15/2045	3,500	3,439
U.S. Treasury 5.00% 5/15/2045	41,878	42,490
U.S. Treasury 2.875% 11/15/2046 (o)	4,532	3,297
U.S. Treasury 2.875% 5/15/2049	4,051	2,868
U.S. Treasury 4.00% 11/15/2052	4,747	4,090
U.S. Treasury 3.625% 2/15/2053	14,365	11,555
U.S. Treasury 4.75% 11/15/2053	4,600	4,489
U.S. Treasury 4.25% 2/15/2054 (o)	180,573	162,293
U.S. Treasury 4.625% 5/15/2054	291	278
U.S. Treasury 4.25% 8/15/2054	3,663	3,293
U.S. Treasury 4.50% 11/15/2054 (o)	2,000	1,876
U.S. Treasury 4.625% 2/15/2055	49,092	47,015
U.S. Treasury 4.75% 5/15/2055 (o)	142,100	138,936
		2,765,061

U.S. Treasury inflation-protected securities 0.08%
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025 (p)	6,690	6,676
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2030 (p)	24,987	23,618
U.S. Treasury Inflation-Protected Security 2.125% 1/15/2035 (p)	41,252	41,780
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2054 (p)	43,728	39,279
		111,353
Total U.S. Treasury bonds & notes		2,876,414
Asset-backed obligations 1.36%
Auto loan 0.61%
American Credit Acceptance Receivables Trust, Series 2024-3, Class A, 5.76% 11/12/2027 (g)(m)	1,163	1,165
American Credit Acceptance Receivables Trust, Series 2024-4, Class A, 4.81% 3/13/2028 (g)(m)	508	508
American Credit Acceptance Receivables Trust, Series 2024-3, Class B, 5.66% 8/14/2028 (g)(m)	2,615	2,624
American Credit Acceptance Receivables Trust, Series 2024-2, Class C, 6.24% 4/12/2030 (g)(m)	6,289	6,350
American Credit Acceptance Receivables Trust, Series 2024-2, Class D, 6.53% 4/12/2030 (g)(m)	7,281	7,452
American Credit Acceptance Receivables Trust, Series 2024-3, Class C, 5.73% 7/12/2030 (g)(m)	13,560	13,692
American Credit Acceptance Receivables Trust, Series 2024-3, Class D, 6.04% 7/12/2030 (g)(m)	4,469	4,558
American Credit Acceptance Receivables Trust, Series 2024-4, Class C, 4.91% 8/12/2031 (g)(m)	2,547	2,548
American Credit Acceptance Receivables Trust, Series 2024-4, Class D, 5.34% 8/12/2031 (g)(m)	5,726	5,762

The Income Fund of America	45

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Auto loan (continued)
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 6/18/2027 (m)	USD7,972	$7,837
AmeriCredit Automobile Receivables Trust, Series 2023-1, Class B, 5.57% 3/20/2028 (m)	5,578	5,618
Arivo Acceptance Auto Loan Receivables Trust, Series 2025-1A, Class A2, 4.92% 5/15/2029 (g)(m)	154	154
AutoNation Finance Trust 2025-1, Series 2025-1A, Class A2, 4.72% 4/10/2028 (g)(m)	679	680
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-1A, Class D, 3.34% 8/20/2026 (g)(m)	1,417	1,414
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027 (g)(m)	25,617	25,377
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027 (g)(m)	1,453	1,442
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class C, 4.25% 2/20/2027 (g)(m)	4,605	4,582
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027 (g)(m)	29,959	29,167
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class B, 1.63% 8/20/2027 (g)(m)	1,699	1,651
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class C, 2.13% 8/20/2027 (g)(m)	551	535
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class D, 3.71% 8/20/2027 (g)(m)	5,000	4,891
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028 (g)(m)	10,793	10,972
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-4, Class A, 5.49% 6/20/2029 (g)(m)	12,400	12,697
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029 (g)(m)	23,741	24,577
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-8, Class A, 6.02% 2/20/2030 (g)(m)	3,150	3,293
Avis Budget Rental Car Funding (AESOP), LLC, Series 2024-1, Class A, 5.36% 6/20/2030 (g)(m)	7,930	8,129
Avis Budget Rental Car Funding (AESOP), LLC, Series 2024-1, Class B, 5.85% 6/20/2030 (g)(m)	1,507	1,547
Avis Budget Rental Car Funding (AESOP), LLC, Series 2024-3, Class A, 5.23% 12/20/2030 (g)(m)	8,000	8,174
Avis Budget Rental Car Funding (AESOP), LLC, Series 2024-3, Class B, 5.58% 12/20/2030 (g)(m)	1,671	1,703
BofA Auto Trust, Series 2024-1, Class A3, 5.35% 11/15/2028 (g)(m)	5,108	5,148
Bridgecrest Lending Auto Securitization Trust, Series 2024-3, Class A2, 5.54% 2/16/2027 (m)	228	228
Bridgecrest Lending Auto Securitization Trust, Series 2024-4, Class A2, 4.84% 9/15/2027 (m)	720	720
Bridgecrest Lending Auto Securitization Trust, Series 2025-3, Class A2, 5.04% 2/15/2028 (m)	1,198	1,198
Bridgecrest Lending Auto Securitization Trust, Series 2024-3, Class A3, 5.34% 4/17/2028 (m)	3,945	3,954
Bridgecrest Lending Auto Securitization Trust, Series 2024-1, Class B, 5.43% 8/15/2028 (m)	1,507	1,510
Bridgecrest Lending Auto Securitization Trust, Series 2024-4, Class A3, 4.72% 9/15/2028 (m)	1,509	1,509
Bridgecrest Lending Auto Securitization Trust, Series 2024-1, Class C, 5.65% 4/16/2029 (m)	987	993
Bridgecrest Lending Auto Securitization Trust, Series 2024-3, Class D, 5.83% 5/15/2030 (m)	4,610	4,691
Bridgecrest Lending Auto Securitization Trust, Series 2024-4, Class B, 4.77% 8/15/2030 (m)	2,963	2,962
Bridgecrest Lending Auto Securitization Trust, Series 2024-4, Class C, 4.83% 8/15/2030 (m)	5,300	5,283
CarMax Auto Owner Trust, Series 2024-2, Class A2A, 5.65% 5/17/2027 (m)	2,937	2,943
CarMax Auto Owner Trust, Series 2024-3, Class A3, 4.89% 7/16/2029 (m)	15,202	15,335
CarMax Select Receivables Trust, Series 2024-A, Class A2A, 5.78% 9/15/2027 (m)	1,017	1,020
CarMax Select Receivables Trust, Series 2024-A, Class C, 5.62% 1/15/2030 (m)	2,153	2,183
CarMax Select Receivables Trust, Series 2024-A, Class D, 6.27% 12/16/2030 (m)	3,265	3,349
Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.72% 9/11/2028 (m)	157	152
Carvana Auto Receivables Trust, Series 2021-N4, Class A2, 1.80% 9/11/2028 (m)	1,076	1,050
Chase Auto Owner Trust, Series 2024-2, Class A2, 5.66% 5/26/2027 (g)(m)	1,885	1,887
Chase Auto Owner Trust, Series 2024-4A, Class A2, 5.25% 9/27/2027 (g)(m)	3,537	3,543
Chase Auto Owner Trust, Series 2024-3, Class A2, 5.53% 9/27/2027 (g)(m)	3,705	3,714
Chase Auto Owner Trust, Series 2024-4A, Class A3, 4.94% 7/25/2029 (g)(m)	9,354	9,418
Chase Auto Owner Trust, Series 2024-3, Class A3, 5.22% 7/25/2029 (g)(m)	8,384	8,471
Chase Auto Owner Trust, Series 2024-1, Class A4, 5.05% 10/25/2029 (g)(m)	10,983	11,156
CPS Auto Receivables Trust, Series 2024-C, Class A, 5.88% 2/15/2028 (g)(m)	1,373	1,377
CPS Auto Receivables Trust, Series 2024-A, Class B, 5.65% 5/15/2028 (g)(m)	371	372
CPS Auto Receivables Trust, Series 2024-A, Class C, 5.74% 4/15/2030 (g)(m)	549	553
CPS Auto Receivables Trust, Series 2024-A, Class D, 6.13% 4/15/2030 (g)(m)	197	201
CPS Auto Receivables Trust, Series 2024-C, Class C, 5.76% 10/15/2030 (g)(m)	2,376	2,401
CPS Auto Receivables Trust, Series 2024-C, Class D, 6.22% 10/15/2030 (g)(m)	2,251	2,301
Credit Acceptance Auto Loan Trust, Series 2023-3, Class A, 6.39% 8/15/2033 (g)(m)	3,687	3,715
Drive Auto Receivables Trust, Series 2024-1, Class B, 5.31% 1/16/2029 (m)	1,830	1,835
Drive Auto Receivables Trust, Series 2024-1, Class C, 5.43% 11/17/2031 (m)	3,253	3,286
DriveTime Auto Owner Trust, Series 2021-2A, Class D, 1.50% 2/16/2027 (g)(m)	175	175
Enterprise Fleet Financing, LLC, Series 2024-2, Class A2, 5.74% 12/20/2026 (g)(m)	1,198	1,203
Enterprise Fleet Financing, LLC, Series 2024-3, Class A2, 5.31% 4/20/2027 (g)(m)	4,581	4,599
Enterprise Fleet Financing, LLC, Series 2022-3, Class A3, 4.29% 7/20/2029 (g)(m)	3,349	3,342
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029 (g)(m)	1,472	1,471
Enterprise Fleet Financing, LLC, Series 2022-4, Class A2, 5.76% 10/22/2029 (g)(m)	3,011	3,021
Enterprise Fleet Financing, LLC, Series 2024-1, Class A3, 5.16% 9/20/2030 (g)(m)	2,471	2,510
Enterprise Fleet Financing, LLC, Series 2024-2, Class A4, 5.69% 12/20/2030 (g)(m)	3,023	3,113
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 4/15/2027 (m)	3,464	3,414
Exeter Automobile Receivables Trust, Series 2025-1A, Class A2, 4.70% 9/15/2027 (m)	2,239	2,239
Exeter Automobile Receivables Trust, Series 2023-3A, Class C, 6.21% 6/15/2028 (m)	1,013	1,019
Exeter Automobile Receivables Trust, Series 2025-1A, Class A3, 4.67% 8/15/2028 (m)	1,420	1,420
Exeter Automobile Receivables Trust, Series 2024-1, Class B, 5.29% 8/15/2028 (m)	3,084	3,089

46	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Auto loan (continued)
Exeter Automobile Receivables Trust, Series 2022-4A, Class C, 4.92% 12/15/2028 (m)	USD664	$664
Exeter Automobile Receivables Trust, Series 2023-3A, Class D, 6.68% 4/16/2029 (m)	1,839	1,878
Exeter Automobile Receivables Trust, Series 2024-3A, Class C, 5.70% 7/16/2029 (m)	3,616	3,650
Exeter Automobile Receivables Trust, Series 2025-1A, Class B, 4.91% 8/15/2029 (m)	3,094	3,105
Exeter Automobile Receivables Trust, Series 2024-1, Class C, 5.41% 5/15/2030 (m)	3,191	3,208
Exeter Automobile Receivables Trust, Series 2024-1, Class D, 5.84% 6/17/2030 (m)	5,167	5,247
Exeter Automobile Receivables Trust, Series 2024-4A, Class C, 5.48% 8/15/2030 (m)	1,480	1,492
Exeter Automobile Receivables Trust, Series 2024-3A, Class D, 5.98% 9/16/2030 (m)	4,746	4,832
Exeter Automobile Receivables Trust, Series 2024-4A, Class D, 5.81% 12/16/2030 (m)	2,608	2,625
Exeter Automobile Receivables Trust, Series 2023-3A, Class E, 9.98% 1/15/2031 (g)(m)	1,014	1,106
Exeter Automobile Receivables Trust, Series 2025-1A, Class C, 5.09% 5/15/2031 (m)	6,311	6,348
Exeter Automobile Receivables Trust, Series 2025-1A, Class D, 5.49% 5/15/2031 (m)	4,939	5,001
Flagship Credit Auto Trust, Series 2023-3, Class C, 6.01% 7/16/2029 (g)(m)	733	744
Flagship Credit Auto Trust, Series 2023-3, Class D, 6.58% 8/15/2029 (g)(m)	371	372
Ford Credit Auto Lease Trust, Series 2024-A, Class A4, 5.05% 6/15/2027 (m)	1,053	1,058
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036 (g)(m)	13,385	13,733
Ford Credit Auto Owner Trust, Series 2024-1, Class A, 4.87% 8/15/2036 (g)(i)(m)	30,500	31,020
Ford Credit Floorplan Master Owner Trust, Series 2024-3, Class A1, 4.30% 9/15/2029 (g)(m)	5,275	5,269
GLS Auto Receivables Trust, Series 2024-4A, Class A2, 4.76% 10/15/2027 (g)(m)	1,070	1,070
GLS Auto Receivables Trust, Series 2024-1, Class B, 5.49% 7/17/2028 (g)(m)	3,571	3,582
GLS Auto Receivables Trust, Series 2024-2, Class B, 5.77% 11/15/2028 (g)(m)	3,757	3,789
GLS Auto Receivables Trust, Series 2024-3A, Class B, 5.08% 1/16/2029 (g)(m)	2,842	2,853
GLS Auto Receivables Trust, Series 2024-4A, Class B, 4.89% 4/16/2029 (g)(m)	1,830	1,836
GLS Auto Receivables Trust, Series 2023-3, Class C, 6.01% 5/15/2029 (g)(m)	905	912
GLS Auto Receivables Trust, Series 2023-3, Class D, 6.44% 5/15/2029 (g)(m)	818	835
GLS Auto Receivables Trust, Series 2024-1, Class C, 5.64% 12/17/2029 (g)(m)	2,606	2,631
GLS Auto Receivables Trust, Series 2024-1, Class D, 5.95% 12/17/2029 (g)(m)	1,674	1,702
GLS Auto Receivables Trust, Series 2024-2, Class C, 6.03% 2/15/2030 (g)(m)	5,220	5,319
GLS Auto Receivables Trust, Series 2024-4A, Class C, 5.10% 6/17/2030 (g)(m)	4,809	4,846
GLS Auto Receivables Trust, Series 2024-4A, Class D, 5.65% 7/15/2030 (g)(m)	5,534	5,634
GLS Auto Receivables Trust, Series 2024-3A, Class C, 5.21% 2/18/2031 (g)(m)	2,661	2,683
GLS Auto Receivables Trust, Series 2024-2, Class E, 7.98% 5/15/2031 (g)(m)	1,170	1,227
GLS Auto Select Receivables Trust, Series 2024-4A, Class A2, 4.43% 12/17/2029 (g)(m)	1,529	1,526
GLS Auto Select Receivables Trust, Series 2025-1A, Class A2, 4.71% 4/15/2030 (g)(m)	1,391	1,392
GM Financial Automobile Leasing Trust, Series 2023-3, Class A3, 5.38% 11/20/2026 (m)	1,447	1,449
GM Financial Revolving Receivables Trust, Series 2023-2, Class A, 5.77% 8/11/2036 (g)(m)	17,961	18,760
GM Financial Revolving Receivables Trust, Series 2024-2, Class A, 4.52% 3/11/2037 (g)(m)	11,802	11,859
GM Financial Securitized Term Auto Receivables Trust, Series 2024-1, Class A3, 4.85% 12/18/2028 (m)	4,745	4,765
GMF Floorplan Owner Revolving Trust, Series 2024-1, Class A1, 5.13% 3/15/2029 (g)(m)	4,075	4,118
Hertz Vehicle Financing III, LLC, Series 2022-4A, Class A, 3.73% 9/25/2026 (g)(m)	5,113	5,107
Hertz Vehicle Financing III, LLC, Series 2023-1, Class A, 5.49% 6/25/2027 (g)(m)	533	535
Hertz Vehicle Financing III, LLC, Series 2023-1, Class 1D, 9.13% 6/25/2027 (g)(m)	1,008	1,018
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class A, 2.33% 6/26/2028 (g)(m)	8,300	7,968
Hertz Vehicle Financing III, LLC, Series 2022-2, Class D, 5.16% 6/26/2028 (g)(m)	3,583	3,428
Hertz Vehicle Financing III, LLC, Series 2022-5A, Class A, 3.89% 9/25/2028 (g)(m)	7,264	7,152
Hertz Vehicle Financing III, LLC, Series 2023-4, Class A, 6.15% 3/25/2030 (g)(m)	8,275	8,602
Hertz Vehicle Financing, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027 (g)(m)	28,555	27,550
Hertz Vehicle Financing, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027 (g)(m)	3,369	3,239
Hertz Vehicle Financing, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027 (g)(m)	1,850	1,778
Hertz Vehicle Financing, LLC, Series 2023-3A, Class A, 5.94% 2/25/2028 (g)(m)	281	285
Hertz Vehicle Financing, LLC, Series 2024-1A, Class A, 5.44% 1/25/2029 (g)(m)	10,453	10,588
Hertz Vehicle Financing, LLC, Series 2025-1A, Class A, 4.91% 9/25/2029 (g)(m)	2,343	2,341
Honda Auto Receivables Owner Trust, Series 2023-1, Class A3, 5.04% 4/21/2027 (m)	1,279	1,282
Hyundai Auto Lease Securitization Trust, Series 2024-A, Class A4, 5.07% 2/15/2028 (g)(m)	1,603	1,610
Hyundai Auto Receivables Trust, Series 2024-A, Class A3, 4.99% 2/15/2029 (m)	5,082	5,119
LAD Auto Receivables Trust, Series 2022-1, Class A, 5.21% 6/15/2027 (g)(m)	97	97
LAD Auto Receivables Trust, Series 2024-3A, Class A2, 4.64% 11/15/2027 (g)(m)	2,428	2,427
LAD Auto Receivables Trust, Series 2023-4, Class A3, 6.10% 12/15/2027 (g)(m)	2,554	2,563
LAD Auto Receivables Trust, Series 2024-3A, Class A3, 4.52% 3/15/2029 (g)(m)	1,685	1,685
LAD Auto Receivables Trust, Series 2024-3A, Class A4, 4.60% 12/17/2029 (g)(m)	888	891
LAD Auto Receivables Trust, Series 2024-3A, Class C, 4.93% 3/15/2030 (g)(m)	592	595
LAD Auto Receivables Trust, Series 2024-3A, Class D, 5.18% 2/17/2032 (g)(m)	671	676
Porsche Innovative Lease Owner Trust, Series 2024-1, Class A2A, 4.84% 1/20/2027 (g)(m)	1,194	1,194
Prestige Auto Receivables Trust, Series 2024-1, Class C, 5.73% 3/15/2029 (g)(m)	1,492	1,504
Prestige Auto Receivables Trust, Series 2024-1, Class D, 6.21% 2/15/2030 (g)(m)	845	862
Santander Drive Auto Receivables Trust, Series 2024-3, Class A2, 5.91% 6/15/2027 (m)	7	7

The Income Fund of America	47

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Auto loan (continued)
Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33% 9/15/2027 (m)	USD681	$678
Santander Drive Auto Receivables Trust, Series 2024-2, Class A2, 5.80% 9/15/2027 (m)	432	433
Santander Drive Auto Receivables Trust, Series 2023-1, Class B, 4.98% 2/15/2028 (m)	701	701
Santander Drive Auto Receivables Trust, Series 2024-1, Class A3, 5.25% 4/17/2028 (m)	1,067	1,068
Santander Drive Auto Receivables Trust, Series 2023-4, Class A3, 5.73% 4/17/2028 (m)	1,734	1,739
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74% 10/16/2028 (m)	1,548	1,548
Santander Drive Auto Receivables Trust, Series 2024-2, Class A3, 5.63% 11/15/2028 (m)	10,450	10,500
Santander Drive Auto Receivables Trust, Series 2023-4, Class B, 5.77% 12/15/2028 (m)	9,527	9,634
Santander Drive Auto Receivables Trust, Series 2024-3, Class A3, 5.63% 1/16/2029 (m)	806	810
Santander Drive Auto Receivables Trust, Series 2024-2, Class B, 5.78% 7/16/2029 (m)	6,069	6,159
Santander Drive Auto Receivables Trust, Series 2024-4, Class B, 4.93% 9/17/2029 (m)	3,599	3,617
Santander Drive Auto Receivables Trust, Series 2024-1, Class C, 5.45% 3/15/2030 (m)	745	754
Santander Drive Auto Receivables Trust, Series 2024-4, Class C, 4.95% 4/15/2030 (m)	4,218	4,243
Santander Drive Auto Receivables Trust, Series 2024-5, Class C, 4.78% 1/15/2031 (m)	2,657	2,658
Santander Drive Auto Receivables Trust, Series 2024-4, Class D, 5.32% 12/15/2031 (m)	5,961	6,000
Santander Drive Auto Receivables Trust, Series 2024-5, Class D, 5.14% 2/17/2032 (m)	5,140	5,160
SBNA Auto Lease Trust, Series 2024-A, Class A3, 5.39% 11/20/2026 (g)(m)	5,842	5,854
SBNA Auto Lease Trust, Series 2024-B, Class A2, 5.67% 11/20/2026 (g)(m)	345	345
SBNA Auto Lease Trust, Series 2024-B, Class A3, 5.56% 11/22/2027 (g)(m)	2,493	2,506
SFS Auto Receivables Securitization Trust, Series 2024-3A, Class A2, 4.71% 5/22/2028 (g)(m)	2,455	2,456
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028 (g)(m)	6,871	6,910
SFS Auto Receivables Securitization Trust, Series 2023-1, Class B, 5.71% 1/22/2030 (g)(m)	1,034	1,054
SFS Auto Receivables Securitization Trust, Series 2024-3A, Class A3, 4.55% 6/20/2030 (g)(m)	5,178	5,193
SFS Auto Receivables Securitization Trust, Series 2023-1, Class C, 5.97% 2/20/2031 (g)(m)	1,637	1,676
Space Coast Credit Union, Series 2025-1A, Class A2, 4.67% 11/15/2028 (g)(m)	1,561	1,561
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A3, 5.16% 4/17/2028 (m)	8,765	8,806
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A4, 5.01% 2/15/2029 (m)	3,718	3,756
Tricolor Auto Securitization Trust, Series 2025-1A, Class A, 4.94% 2/15/2029 (g)(m)	1,853	1,854
United Auto Credit Securitization Trust, Series 2025-1, Class A, 4.80% 6/10/2027 (g)(m)	894	894
VStrong Auto Receivables Trust, Series 2024-A, Class A3, 5.62% 12/15/2028 (g)(m)	579	582
VStrong Auto Receivables Trust, Series 2024-A, Class B, 5.77% 7/15/2030 (g)(m)	1,295	1,311
Westlake Automobile Receivables Trust, Series 2021-2, Class D, 1.23% 12/15/2026 (g)(m)	302	301
Westlake Automobile Receivables Trust, Series 2022-1A, Class D, 3.49% 3/15/2027 (g)(m)	1,908	1,903
Westlake Automobile Receivables Trust, Series 2022-2A, Class C, 4.85% 9/15/2027 (g)(m)	933	933
Westlake Automobile Receivables Trust, Series 2025-1A, Class A2A, 4.66% 1/18/2028 (g)(m)	9,570	9,572
Westlake Automobile Receivables Trust, Series 2025-P1, Class A2, 4.65% 2/15/2028 (g)(m)	753	754
Westlake Automobile Receivables Trust, Series 2024-3A, Class A3, 4.71% 4/17/2028 (g)(m)	3,350	3,357
Westlake Automobile Receivables Trust, Series 2025-2A, Class A2A, 4.66% 9/15/2028 (g)(m)	2,455	2,456
Westlake Automobile Receivables Trust, Series 2023-3, Class B, 5.92% 9/15/2028 (g)(m)	5,588	5,618
Westlake Automobile Receivables Trust, Series 2023-3, Class C, 6.02% 9/15/2028 (g)(m)	3,579	3,624
Westlake Automobile Receivables Trust, Series 2024-1, Class C, 5.65% 2/15/2029 (g)(m)	2,094	2,112
Westlake Automobile Receivables Trust, Series 2023-3, Class D, 6.47% 3/15/2029 (g)(m)	1,993	2,047
Westlake Automobile Receivables Trust, Series 2024-1, Class D, 6.02% 10/15/2029 (g)(m)	2,813	2,860
Westlake Automobile Receivables Trust, Series 2024-3A, Class B, 4.72% 11/15/2029 (g)(m)	11,381	11,383
Westlake Automobile Receivables Trust, Series 2024-3A, Class C, 4.92% 11/15/2029 (g)(m)	7,423	7,434
Westlake Automobile Receivables Trust, Series 2024-2, Class C, 5.68% 3/15/2030 (g)(m)	8,000	8,093
Westlake Automobile Receivables Trust, Series 2024-3A, Class D, 5.21% 4/15/2030 (g)(m)	8,000	8,014
Westlake Automobile Receivables Trust, Series 2024-2, Class D, 5.91% 4/15/2030 (g)(m)	2,826	2,866
Westlake Automobile Receivables Trust, Series 2025-1A, Class C, 5.14% 10/15/2030 (g)(m)	3,143	3,173
Wheels Fleet Lease Funding, LLC, Series 2024-1, Class A1, 5.49% 2/18/2039 (g)(m)	6,084	6,136
Wheels Fleet Lease Funding, LLC, Series 24-2A, Class A1, 4.87% 6/21/2039 (g)(m)	6,313	6,344
Wheels Fleet Lease Funding, LLC, Series 2024-3A, Class A1, 4.80% 9/19/2039 (g)(m)	6,181	6,215
World OMNI Select Auto Trust, Series 2024-A, Class A2A, 5.37% 2/15/2028 (m)	3,026	3,031
World OMNI Select Auto Trust, Series 2024-A, Class A3, 4.98% 2/15/2030 (m)	7,476	7,502
		818,603

Other asset-backed securities 0.54%
ACHV ABS Trust, Series 2024-3AL, Class A, 5.01% 12/26/2031 (g)(m)	508	510
Affirm Asset Securitization Trust, Series 2024-B, Class A, 4.62% 9/15/2029 (g)(m)	16,219	16,214
Affirm Master Trust, 2025-2A, Class A, 4.67% 7/15/2033 (g)(m)	1,269	1,270
Affirm, Inc., Series 2024-A, Class A, 5.61% 2/15/2029 (g)(m)	6,099	6,123
Affirm, Inc., Series 2024-X1, Class A, 6.27% 5/15/2029 (g)(m)	137	137
Affirm, Inc., Series 2024-X2, Class A, 5.22% 12/17/2029 (g)(m)	1,228	1,228
Apollo Aviation Securitization Equity Trust, Series 2025-2A, Class A, 5.522% 2/16/2050 (g)(m)	14,873	15,034
Apollo Aviation Securitization Equity Trust, Series 25-1A, Class A, 5.943% 2/16/2050 (g)(m)	1,794	1,824

48	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Other asset-backed securities (continued)
Auxilior Term Funding, LLC, Series 24-1, Class A3, 5.49% 7/15/2031 (g)(m)	USD5,603	$5,696
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033 (g)(m)	190	187
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class A, 2.443% 7/15/2046 (g)(m)	6,320	5,914
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 7/15/2046 (g)(m)	959	906
Blue Owl Asset Leasing Trust, Series 2024-1A, Class A2, 5.05% 3/15/2029 (g)(m)	1,281	1,283
Blue Owl Asset Leasing Trust, Series 2024-1A, Class B, 5.41% 3/15/2030 (g)(m)	333	336
Blue Owl Asset Leasing Trust, Series 2024-1A, Class C, 6.38% 1/15/2031 (g)(m)	243	247
Business Jet Securities, LLC, Series 2024-2A, Class A, 5.364% 9/15/2039 (g)(m)	2,532	2,527
Capteris Equipment Finance, Series 2024-1, Class A2, 5.58% 7/20/2032 (g)(m)	3,651	3,689
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037 (g)(m)	10,408	9,610
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 3.464% 5/11/2037 (g)(m)	6,394	5,909
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 6.171% 5/11/2037 (g)(m)	12,736	11,995
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041 (g)(m)	353	347
Castlelake Aircraft Securitization Trust, Series 2025-1A, Class A, 5.783% 2/15/2050 (g)(m)	9,560	9,653
Castlelake Aircraft Securitization Trust, Series 2025-1A, Class B, 6.504% 2/15/2050 (g)(m)	4,567	4,595
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060 (g)(m)	23,958	20,674
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060 (g)(m)	5,778	4,898
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060 (g)(m)	5,327	4,161
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060 (g)(m)	567	437
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061 (g)(m)	16,887	14,054
CF Hippolyta, LLC, Series 2021-1, Class B1, 1.98% 3/15/2061 (g)(m)	2,847	2,211
CF Hippolyta, LLC, Series 2022-1A, Class A1, 5.97% 8/15/2062 (g)(m)	23,129	22,395
CF Hippolyta, LLC, Series 2022-1A, Class A2, 6.11% 8/15/2062 (g)(m)	19,138	18,288
Clarus Capital Funding, LLC, Series 2024-1A, Class A2, 4.71% 8/20/2032 (g)(m)	917	917
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045 (g)(m)	2,690	2,498
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 9/18/2045 (g)(m)	1,662	1,539
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045 (g)(m)	6,883	6,397
CLI Funding VIII, LLC, Series 2021-1A, Class A, 1.64% 2/18/2046 (g)(m)	10,794	9,881
CLI Funding VIII, LLC, Series 2021-1A, Class A, 2.38% 2/18/2046 (g)(m)	419	383
CNH Equipment Trust, Series 2024-B, Class A2A, 5.42% 10/15/2027 (m)	2,610	2,616
Crockett Partners Equipment Co. II, LLC, Series 2024-1C, Class A, 6.05% 1/20/2031 (g)(m)	5,367	5,404
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2A, FSA, (1-month USD CME Term SOFR + 0.254%) 4.596% 1/15/2037 (i)(m)	171	163
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA, (1-month USD CME Term SOFR + 0.264%) 4.606% 2/15/2037 (i)(m)	286	269
Daimler Trucks Retail Trust, Series 2024-1, Class A2, 5.60% 4/15/2026 (m)	165	165
Daimler Trucks Retail Trust, Series 2024-1, Class A3, 5.49% 12/15/2027 (m)	6,421	6,472
Dell Equipment Finance Trust, Series 2025-1, Class A2, 4.68% 7/22/2027 (g)(m)	1,500	1,504
Dext ABS, Series 2023-1, Class A2, 5.99% 3/15/2032 (g)(m)	5,385	5,402
DLLAD, LLC, Series 2024-1, Class A2, 5.50% 8/20/2027 (g)(m)	1,545	1,551
DLLAD, LLC, Series 2024-1, Class A3, 5.30% 7/20/2029 (g)(m)	1,718	1,746
DLLAD, LLC, Series 2024-1, Class A4, 5.38% 9/22/2031 (g)(m)	844	870
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045 (g)(m)	980	898
EquipmentShare, Series 2024-2M, Class A, 5.70% 12/20/2032 (g)(m)	8,325	8,409
EquipmentShare, Series 2025-1M, Class A, 5.48% 9/26/2033 (g)(m)	6,299	6,306
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045 (g)(m)	2,648	2,491
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046 (g)(m)	1,163	1,068
GCI Funding I, LLC, Series 2021-1, Class B, 3.04% 6/18/2046 (g)(m)	88	80
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040 (g)(m)	5,668	5,397
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040 (g)(m)	10,459	9,918
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041 (g)(m)	18,087	16,719
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041 (g)(m)	15,524	14,458
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041 (g)(m)	1,457	1,345
GreatAmerica Leasing Receivables Funding, LLC, Series 2024-2, Class A2, 5.28% 3/15/2027 (g)(m)	618	620
GreatAmerica Leasing Receivables Funding, LLC, Series 2024-2, Class A3, 5.00% 9/15/2028 (g)(m)	528	533
Horizon Aircraft Finance, Series 2024-1, Class A, 5.375% 9/15/2049 (g)(m)	5,589	5,592
HPEFS Equipment Trust, Series 2025-1A, Class A2, 4.49% 9/20/2032 (g)(m)	1,500	1,500
John Deere Owner Trust, Series 2024-A, Class A3, 4.96% 11/15/2028 (m)	4,612	4,645
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046 (g)(m)	14,029	13,196
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061 (g)(m)	71,561	58,943
NMEF Funding, LLC, Series 2024-A, Class A2, 5.15% 12/15/2031 (g)(m)	1,007	1,010
OnDeck Asset Securitization Trust, LLC, Series 2024-2A, Class A, 4.98% 10/17/2031 (g)(m)	801	796
OnDeck Asset Securitization Trust, LLC, Series 2025-1A, Class A, 5.08% 4/19/2032 (g)(m)	6,348	6,293
OnDeck Asset Securitization Trust, LLC, Series 2025-1A, Class B, 5.52% 4/19/2032 (g)(m)	6,497	6,457

The Income Fund of America	49

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Other asset-backed securities (continued)
PEAC Solutions Receivables, LLC, Series 2024-1A, Class A2, 5.79% 6/21/2027 (g)(m)	USD2,644	$2,661
PEAC Solutions Receivables, LLC, Series 2025-1A, Class A2, 4.94% 10/20/2028 (g)(m)	1,952	1,959
PFS Financing Corp., Series 2022-D, Class B, 4.90% 8/16/2027 (g)(m)	431	431
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028 (g)(m)	13,351	13,425
PG&E Wildfire Recovery Funding, LLC, Series 2022-A, Class A2, 4.263% 6/1/2036 (m)	4,926	4,639
PK ALIFT Loan Funding 3, LP, Series 2024-1, Class A1, 5.842% 9/15/2039 (g)(m)	2,469	2,508
PK ALIFT Loan Funding 3, LP, Series 2024-1, Class AF, (1-month USD CME Term SOFR + 1.70%) 6.042% 9/15/2039 (g)(i)(m)	1,814	1,821
PK ALIFT Loan Funding 4, LP, Series 2024-2, Class A, 5.052% 10/15/2039 (g)(m)	2,223	2,207
SCF Equipment Trust, LLC, Series 2025-1A, Class B, 5.23% 9/20/2034 (g)(m)	817	832
SCF Equipment Trust, LLC, Series 2025-1A, Class C, 5.37% 9/20/2034 (g)(m)	712	721
SCF Equipment Trust, LLC, Series 2025-1A, Class D, 5.88% 11/20/2035 (g)(m)	303	309
SLAM, LLC, Series 2024-1A, Class A, 5.335% 9/15/2049 (g)(m)	3,985	3,988
SLAM, Ltd., Series 2021-1, Class A, 2.434% 6/15/2046 (g)(m)	6,698	6,261
SLAM, Ltd., Series 2021-1, Class B, 3.422% 6/15/2046 (g)(m)	1,233	1,154
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046 (g)(m)	7,811	7,294
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046 (g)(m)	7,997	7,673
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041 (g)(m)	3,049	2,994
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033 (g)(m)	2,519	2,399
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033 (g)(m)	2,477	2,361
Subway Funding, LLC, Series 2024-3, Class A2I, 5.246% 7/30/2054 (g)(m)	8,310	8,200
Subway Funding, LLC, Series 2024-3A, Class A2II, 5.566% 7/30/2054 (g)(m)	9,811	9,683
Subway Funding, LLC, Series 2024-1, Class A2I, 6.028% 7/30/2054 (g)(m)	17,198	17,448
Subway Funding, LLC, Series 2024-1, Class A2II, 6.268% 7/30/2054 (g)(m)	17,198	17,546
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075 (g)(m)	2,045	1,976
Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029 (m)	6,264	6,328
Synchrony Card Issuance Trust, Series 2025-A1, Class A, 4.78% 2/18/2031 (m)	6,813	6,890
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045 (g)(m)	3,232	3,049
Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 8/21/2045 (g)(m)	4,245	4,051
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045 (g)(m)	5,544	5,182
Textainer Marine Containers, Ltd., Series 2020-3, Class A, 2.11% 9/20/2045 (g)(m)	1,021	963
Textainer Marine Containers, Ltd., Series 2021-1, Class A, 1.68% 2/20/2046 (g)(m)	9,685	8,899
Textainer Marine Containers, Ltd., Series 2021-1, Class B, 2.52% 2/20/2046 (g)(m)	417	383
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046 (g)(m)	13,256	12,329
Textainer Marine Containers, Ltd., Series 2025-1H, Class A, 6.43% 7/23/2050 (g)(m)	6,876	6,851
TIF Funding II, LLC, Series 2020-1A, Class A, 2.09% 8/20/2045 (g)(m)	5,377	5,063
TIF Funding II, LLC, Series 2021-1A, Class A, 1.65% 2/20/2046 (g)(m)	4,253	3,836
TIF Funding II, LLC, Series 2021-1A, Class B, 2.54% 2/20/2046 (g)(m)	153	137
TIF Funding II, LLC, Series 2024-1, Class C, 6.31% 4/20/2049 (g)(m)	241	243
T-Mobile US Trust, Series 2024-1, Class A, 5.05% 9/20/2029 (g)(m)	12,824	12,901
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045 (g)(m)	18,426	17,116
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046 (g)(m)	10,105	9,242
Triton Container Finance VIII, LLC, Series 2021-1A, Class B, 2.58% 3/20/2046 (g)(m)	386	349
Verdant Receivables, LLC, Series 2025-1A, Class A2, 4.85% 3/13/2028 (g)(m)	1,081	1,082
Verdant Receivables, LLC, Series 2024-1, Class A2, 5.68% 12/12/2031 (g)(m)	2,062	2,090
Verizon Master Trust, Series 2024-1, Class A1A, 5.00% 12/20/2028 (m)	8,584	8,599
Verizon Master Trust, Series 2023-1, Class A, 4.49% 1/22/2029 (5.24% on 1/20/2026) (k)(m)	17,018	17,019
Verizon Master Trust, Series 2024-3, Class A1A, 5.34% 4/22/2030 (m)	19,500	19,833
Verizon Master Trust, Series 2023-3, Class A, 4.73% 4/21/2031 (g)(m)	20,266	20,525
Verizon Master Trust, Series 24-5, Class A, 5.00% 6/21/2032 (g)(m)	3,127	3,190
Verizon Master Trust, Series 2025-4, Class A, 4.76% 3/21/2033 (g)(m)	14,830	14,984
Volvo Financial Equipment, LLC, Series 2024-1A, Class A2, 4.56% 5/17/2027 (g)(m)	923	923
Volvo Financial Equipment, LLC, Series 2025-1A, Class A2, 4.41% 11/15/2027 (g)(m)	3,263	3,261
Wingspire Equipment Finance, LLC, Series 2024-1A, Class A2, 4.99% 9/20/2032 (g)(m)	1,347	1,346
		723,957

Collateralized loan obligations 0.13%
Allegro CLO, Ltd., Series 2019-2, Class CR, (3-month USD CME Term SOFR + 2.53%) 6.855% 1/19/2033 (g)(i)(m)	2,780	2,790
Apidos CLO, Ltd., Series 2019-32A, Class A1R, (3-month USD CME Term SOFR + 1.10%) 5.425% 1/20/2033 (g)(i)(m)	5,391	5,399
Ballyrock, Ltd., CLO, Series 2019-2A, Class A1R, (3-month USD CME Term SOFR + 1.40%) 5.722% 2/20/2036 (g)(i)(m)	19,810	19,859
Battalion CLO, Ltd., Series 2018-12A, Class ARR, (3-month USD CME Term SOFR + 0.93%) 5.254% 5/17/2031 (g)(i)(m)	3,826	3,821
Battalion CLO, Ltd., Series 2018-12A, Class BRR, (3-month USD CME Term SOFR + 1.20%) 5.524% 5/17/2031 (g)(i)(m)	4,961	4,955

50	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Collateralized loan obligations (continued)
Flatiron CLO, Ltd., Series 2024-1, Class A1, (3-month USD CME Term SOFR + 1.32%) 5.638% 7/15/2036 (g)(i)(m)	USD7,932	$7,944
Fortress Credit BSL, Ltd., Series 2019-2A, Class A1AR, (3-month USD CME Term SOFR + 1.05%) 5.375% 10/20/2032 (g)(i)(m)	1,192	1,192
Golub Capital Partners Static, Ltd., CLO, Series 2024-1, Class AR, (3-month USD CME Term SOFR + 1.12%) 5.422% 7/20/2035 (g)(i)(m)	4,964	4,966
Golub Capital Partners Static, Ltd., CLO, Series 2024-1, Class CR, (3-month USD CME Term SOFR + 1.65%) 5.976% 7/20/2035 (g)(i)(m)	3,001	3,004
Harbor Park CLO, Ltd., Series 2018-1, Class CR, (3-month USD CME Term SOFR + 2.05%) 6.375% 1/20/2031 (g)(i)(m)	2,834	2,839
Jamestown CLO, Ltd., Series 2019-1, Class A1R, (3-month USD CME Term SOFR + 1.20%) 5.525% 4/20/2032 (g)(i)(m)	4,642	4,645
Jamestown CLO, Ltd., Series 2019-1, Class A2BR, (3-month USD CME Term SOFR + 1.85%) 6.175% 4/20/2032 (g)(i)(m)	3,826	3,837
Magnetite CLO, Ltd., Series 2019-22, Class ARR, (3-month USD CME Term SOFR + 1.25%) 5.568% 7/15/2036 (g)(i)(m)	6,466	6,472
Marathon CLO, Ltd., Series 2019-2A, Class A1R2, (3-month USD CME Term SOFR + 0.95%) 5.275% 1/20/2033 (g)(i)(m)	17,404	17,325
Marble Point CLO, Ltd., Series 2019-1A, Class A1R2, (3-month USD CME Term SOFR + 1.04%) 5.359% 7/23/2032 (g)(i)(m)	6,920	6,914
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD CME Term SOFR + 1.232%) 5.55% 7/25/2030 (g)(i)(m)	2,489	2,490
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A1, (3-month USD CME Term SOFR + 1.062%) 5.379% 10/15/2029 (g)(i)(m)	35	35
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A2, (3-month USD CME Term SOFR + 1.662%) 5.979% 10/15/2029 (g)(i)(m)	8,409	8,415
Palmer Square Loan Funding, Ltd., Series 2024-2A, Class A1N, (3-month USD CME Term SOFR + 1.00%) 5.318% 1/15/2033 (g)(i)(m)	12,531	12,511
Palmer Square Loan Funding, Ltd., Series 2024-2A, Class A2, (3-month USD CME Term SOFR + 1.45%) 5.768% 1/15/2033 (g)(i)(m)	9,460	9,459
Palmer Square Loan Funding, Ltd., Series 2024-2A, Class B, (3-month USD CME Term SOFR + 1.70%) 6.018% 1/15/2033 (g)(i)(m)	3,000	2,997
Palmer Square Loan Funding, Ltd., Series 2024-2A, Class C, (3-month USD CME Term SOFR + 2.50%) 6.818% 1/15/2033 (g)(i)(m)	2,814	2,820
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD CME Term SOFR + 1.202%) 5.519% 10/15/2030 (g)(i)(m)	1,355	1,355
RR, Ltd., CLO, Series 2020-8, Class A1R, (3-month USD CME Term SOFR + 1.35%) 5.668% 7/15/2037 (g)(i)(m)	6,482	6,499
Trinitas CLO, Ltd., Series 2018-9A, Class ARRR, (3-month USD CME Term SOFR + 1.20%) 5.525% 1/20/2032 (g)(i)(m)	1,064	1,065
Trinitas CLO, Ltd., Series 2018-9A, Class BRRR, (3-month USD CME Term SOFR + 1.70%) 6.025% 1/20/2032 (g)(i)(m)	4,000	4,004
Valley Stream Park CLO, Ltd., Series 2022-1A, Class ARR, (3-month USD CME Term SOFR + 1.19%) 5.515% 1/20/2037 (g)(i)(m)	4,700	4,700
Venture CDO, Ltd., CLO, Series 2019-36A, Class A1AR, (3-month USD CME Term SOFR + 1.13%) 5.717% 4/20/2032 (g)(i)(m)	1,781	1,783
Voya CLO, Ltd., Series 2018-3, Class A1R2, (3-month USD CME Term SOFR + 1.20%) 5.518% 10/15/2031 (g)(i)(m)	4,133	4,133
Voya CLO, Ltd., Series 2018-3, Class BR2, (3-month USD CME Term SOFR + 1.80%) 6.118% 10/15/2031 (g)(i)(m)	3,478	3,486
Wind River CLO, Ltd., Series 2015-1A, Class A1R3, (3-month USD CME Term SOFR + 1.20%) 5.525% 10/20/2030 (g)(i)(m)	525	525
Wind River CLO, Ltd., Series 2015-1, Class BR3, (3-month USD CME Term SOFR + 1.80%) 6.125% 10/20/2030 (g)(i)(m)	8,000	8,013
		170,252

Credit card 0.05%
American Express Credit Account Master Trust, Series 2025-4, Class A, 4.30% 7/15/2030 (m)	1,740	1,748
Avant Credit Card Master Trust, Series 2024-2A, Class A, 5.38% 5/15/2029 (g)(m)	15,750	15,678
Avant Credit Card Master Trust, Series 2024-2A, Class B, 5.73% 5/15/2029 (g)(m)	8,495	8,443
Avant Credit Card Master Trust, Series 2024-2A, Class C, 6.41% 5/15/2029 (g)(m)	5,620	5,590
First National Master Note Trust, Series 2025-1, Class A, 4.85% 2/15/2030 (m)	7,565	7,667
First National Master Note Trust, Series 2024-1, Class A, 5.34% 5/15/2030 (m)	8,016	8,152
Mission Lane Credit Card Master Trust, Series 2024-A, Class A1, 6.20% 8/15/2029 (g)(m)	1,414	1,423
Mission Lane Credit Card Master Trust, Series 2024-A, Class B, 6.59% 8/15/2029 (g)(m)	1,198	1,205
Mission Lane Credit Card Master Trust, Series 2024-A, Class D, 10.12% 8/15/2029 (g)(m)	4,000	4,046
Mission Lane Credit Card Master Trust, Series 2025-B, Class A, 5.06% 9/15/2031 (g)(m)	1,554	1,552
World Financial Network Credit Card Master Trust, Series 2023-A, Class A, 5.02% 3/15/2030 (m)	17,652	17,728
		73,232

The Income Fund of America	51

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)

Student loan 0.03%
Navient Education Loan Trust, Series 2025-A, Class A, 5.02% 7/15/2055 (g)(m)	USD5,423	$5,451
Navient Student Loan Trust, Series 2021-CA, Class A, 1.06% 10/15/2069 (g)(m)	4,937	4,476
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070 (g)(m)	7,125	6,388
Nelnet Student Loan Trust, Series 2021-CA, Class AFX, 1.32% 4/20/2062 (g)(m)	8,918	8,329
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062 (g)(m)	4,859	4,568
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062 (g)(m)	8,458	7,934
SMB Private Education Loan Trust, Series 2025-A, Class A1A, 5.13% 4/15/2054 (g)(m)	2,061	2,077
		39,223
Total asset-backed obligations		1,825,267
Bonds & notes of governments & government agencies outside the U.S. 0.27%
Mexico 0.20%
Eagle Funding LuxCo SARL 5.50% 8/17/2030 (g)	149,683	150,544
United Mexican States 6.00% 5/13/2030	4,490	4,646
United Mexican States 4.75% 4/27/2032	7,815	7,428
United Mexican States 4.875% 5/19/2033	3,912	3,681
United Mexican States 3.50% 2/12/2034	17,988	15,110
United Mexican States 6.00% 5/7/2036	58,740	57,727
United Mexican States 6.875% 5/13/2037	13,455	13,919
United Mexican States 6.625% 1/29/2038	8,000	8,062
United Mexican States 7.375% 5/13/2055	6,745	6,967
United Mexican States 3.771% 5/24/2061	5,180	3,043
		271,127

Colombia 0.02%
Colombia (Republic of) 7.50% 2/2/2034	9,656	9,820
Colombia (Republic of) 8.00% 11/14/2035	14,314	14,708
		24,528

Peru 0.01%
Peru (Republic of) 1.862% 12/1/2032	8,550	6,890
Peru (Republic of) 5.875% 8/8/2054	3,665	3,540
Peru (Republic of) 2.78% 12/1/2060	12,800	6,826
		17,256

Canada 0.01%
OMERS Finance Trust 3.50% 4/19/2032 (g)	7,941	7,503
OMERS Finance Trust 4.00% 4/19/2052 (g)	7,941	6,091
		13,594

Panama 0.01%
Panama (Republic of) 7.50% 3/1/2031	4,015	4,311
Panama (Republic of) 2.252% 9/29/2032	8,741	6,720
		11,031

Morocco 0.01%
Morocco (Kingdom of) 3.00% 12/15/2032 (g)	6,000	5,110
Morocco (Kingdom of) 4.00% 12/15/2050 (g)	6,000	4,141
		9,251

United Arab Emirates 0.01%
Abu Dhabi (Emirate of) 1.70% 3/2/2031 (g)	1,700	1,499
Abu Dhabi (Emirate of) 3.875% 4/16/2050 (g)	5,350	4,200
		5,699

52	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Hungary 0.00%
Hungary (Republic of) 5.375% 9/26/2030 (g)	USD2,225	$2,255
Total bonds & notes of governments & government agencies outside the U.S.		354,741
Municipals 0.26%
Arkansas 0.02%
Dev. Fin. Auth., Industrial Dev. Rev. Bonds (Big River Steel Project), Series 2019, AMT, 4.50% 9/1/2049 (g)	6,500	5,985
Dev. Fin. Auth., Industrial Dev. Rev. Green Bonds (Big River Steel Project), Series 2020, AMT, 4.75% 9/1/2049 (g)	27,070	25,150
		31,135

Illinois 0.20%
City of Chicago, Board of Education, Unlimited Tax GO Bonds (Dedicated Rev.), Series 2010-C, 6.319% 11/1/2029	28,045	27,495
City of Chicago, Board of Education, Unlimited Tax GO Bonds (Dedicated Rev.), Series 2015-C, 5.25% 12/1/2039	120	118
City of Chicago, Board of Education, Unlimited Tax GO Bonds (Dedicated Rev.), Series 2009-E, 6.138% 12/1/2039	54,555	50,518
City of Chicago, Board of Education, Unlimited Tax GO Bonds (Dedicated Rev.), Series 2010-D, 6.519% 12/1/2040	11,385	10,648
City of Chicago, Board of Education, Unlimited Tax GO Bonds (Qualified School Construction Bonds), Series 2009-G, 1.75% 12/15/2025	23,140	22,803
City of Chicago, Board of Education, Unlimited Tax GO Rev. Ref. Bonds (Dedicated Rev.), Series 2017-C, 5.00% 12/1/2026	110	112
City of Chicago, Board of Education, Unlimited Tax GO Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, 5.00% 12/1/2026	100	101
City of Chicago, Board of Education, Unlimited Tax GO Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, AGI, 5.00% 12/1/2028	650	684
City of Chicago, Board of Education, Unlimited Tax GO Rev. Ref. Bonds (Dedicated Rev.), Series 2018-C, AGI, 5.00% 12/1/2028	800	841
City of Chicago, Board of Education, Unlimited Tax GO Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, AGI, 5.00% 12/1/2029	300	314
City of Chicago, Board of Education, Unlimited Tax GO Rev. Ref. Bonds (Dedicated Rev.), Series 2018-C, AGI, 5.00% 12/1/2029	550	575
City of Chicago, Board of Education, Unlimited Tax GO Rev. Ref. Bonds (Dedicated Rev.), Series 2017-C, 5.00% 12/1/2030	220	224
City of Chicago, Board of Education, Unlimited Tax GO Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, AGI, 5.00% 12/1/2030	200	208
City of Chicago, Board of Education, Unlimited Tax GO Rev. Ref. Bonds (Dedicated Rev.), Series 2017-D, 5.00% 12/1/2031	100	101
City of Chicago, Board of Education, Unlimited Tax GO Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, AGI, 5.00% 12/1/2031	350	361
City of Chicago, Board of Education, Unlimited Tax GO Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, AGI, 5.00% 12/1/2032	350	360
City of Chicago, Board of Education, Unlimited Tax GO Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, AGI, 5.00% 12/1/2033	200	205
City of Chicago, Board of Education, Unlimited Tax GO Rev. Ref. Bonds (Dedicated Rev.), Series 2017-H, 5.00% 12/1/2036	100	97
City of Chicago, Board of Education, Unlimited Tax GO Rev. Ref. Bonds (Dedicated Rev.), Series 2017-G, 5.00% 12/1/2044	140	127
City of Chicago, Board of Education, Unlimited Tax GO Rev. Ref. Bonds (Dedicated Rev.), Series 2017-H, 5.00% 12/1/2046	390	347
City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax GO Bonds (Dedicated Tax Rev.), Series 2012-A, 5.00% 12/1/2042	190	177
City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax GO Bonds (Dedicated Tax Rev.), CAB, Series 1998-B-1, NATL, 0% 12/1/2031	350	269
GO Bonds, Series 2013-B, 4.91% 4/1/2027	1,100	1,111
GO Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033	136,022	139,074
GO Bonds, Taxable Build America Bonds, Series 2010-1, 6.63% 2/1/2035	2,904	3,052
GO Bonds, Taxable Build America Bonds, Series 2010-3, 6.725% 4/1/2035	3,461	3,652
GO Bonds, Taxable Build America Bonds, Series 2010-5, 7.35% 7/1/2035	250	271
		263,845

Massachusetts 0.00%
Educational Fncg. Auth., Education Loan Rev. Bonds, Series 2024-A, 6.352% 7/1/2049	7,100	7,257

The Income Fund of America	53

	Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals (continued)
Ohio 0.02%
	Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031	USD26,995	$23,963

Wisconsin 0.02%
	Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034	22,355	21,748
	Total municipals		347,948
	Total bonds, notes & other debt instruments (cost: $32,909,984,000)		32,608,740
	Short-term securities 7.06%	Shares
Money market investments 7.02%
	Capital Group Central Cash Fund 4.33% (a)(q)	93,965,474	9,395,608

Money market investments purchased with collateral from securities on loan 0.04%
	Capital Group Central Cash Fund 4.33% (a)(q)(r)	155,027	15,501
	Dreyfus Treasury Obligations Cash Management, Institutional Shares 4.19% (q)(r)	6,300,000	6,300
	RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 4.25% (q)(r)	6,300,000	6,300
	Fidelity Investments Money Market Government Portfolio, Class I 4.22% (q)(r)	5,800,000	5,800
	Goldman Sachs Financial Square Government Fund, Institutional Shares 4.20% (q)(r)	4,600,000	4,600
	Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 4.22% (q)(r)	4,600,000	4,600
	BlackRock Liquidity Funds – FedFund, Institutional Shares 4.21% (q)(r)	2,900,000	2,900
	State Street Institutional U.S. Government Money Market Fund, Premier Class 4.25% (q)(r)	2,900,000	2,900
	Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.25% (q)(r)	2,832,951	2,833
			51,734
	Coupon rate	Principal amount (000)
Asset-backed obligations 0.00%
PEAC Solutions Receivables, LLC 2/20/2026 (g)(m)	4.592%	USD497	497
	Total short-term securities (cost: $9,448,345,000)		9,447,839
	Total investment securities 100.49% (cost: $102,738,371,000)		134,455,723
	Other assets less liabilities (0.49)%		(661,236)
	Net assets 100.00%		$133,794,487
Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 7/31/2025 (000)
3 Month SOFR Futures	Short	27,304	3/18/2026	USD(6,550,912)	$13,477
2 Year U.S. Treasury Note Futures	Long	25,922	10/3/2025	5,365,449	(14,627)
5 Year U.S. Treasury Note Futures	Long	27,858	10/3/2025	3,013,452	5,626
10 Year Ultra U.S. Treasury Note Futures	Long	5,252	9/30/2025	593,886	7,228
10 Year U.S. Treasury Note Futures	Long	4,857	9/30/2025	539,431	4,954
20 Year U.S. Treasury Bond Futures	Short	521	9/30/2025	(59,492)	(1,260)
30 Year Ultra U.S. Treasury Bond Futures	Long	4,448	9/30/2025	521,806	9,844
					$25,242

54	The Income Fund of America

Swap contracts

Interest rate swaps
Centrally cleared interest rate swaps
Receive		Pay		Expiration date	Notional amount (000)	Value at 7/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 7/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency
SOFR	Annual	4.1215%	Annual	1/27/2030	USD80,000	$(1,773)	$—	$(1,773)
SOFR	Annual	4.0585%	Annual	2/5/2030	49,140	(965)	—	(965)
SOFR	Annual	4.041%	Annual	2/5/2030	110,700	(2,095)	—	(2,095)
SOFR	Annual	3.7045%	Annual	3/13/2030	54,640	(275)	—	(275)
SOFR	Annual	3.797%	Annual	3/31/2030	8,873	(80)	—	(80)
SOFR	Annual	3.794%	Annual	3/31/2030	16,957	(150)	—	(150)
SOFR	Annual	3.796%	Annual	3/31/2030	16,958	(152)	—	(152)
SOFR	Annual	3.7815%	Annual	3/31/2030	33,535	(279)	—	(279)
SOFR	Annual	3.6065%	Annual	5/12/2030	36,030	(29)	—	(29)
						$(5,798)	$—	$(5,798)
Bilateral interest rate swaps
Receive		Pay		Counterparty	Expiration date	Notional amount (000)	Value at 7/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 7/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency
14.4225%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL1,190,200	$6,987	$—	$6,987
15.09%	At maturity	BZDIOVER	At maturity	Bank of America	1/2/2029	593,000	6,336	—	6,336
14.5956%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	514,950	3,406	—	3,406
14.37%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	412,730	2,163	—	2,163
14.585%	At maturity	BZDIOVER	At maturity	Bank of America	1/2/2029	61,361	402	—	402
13.31%	At maturity	BZDIOVER	At maturity	BNP Paribas	1/2/2029	276,670	(415)	—	(415)
							$18,879	$—	$18,879
Credit default swaps
Centrally cleared credit default swaps on credit indices — buy protection
Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 7/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 7/31/2025 (000)
CDX.NA.HY.44	5.00%	Quarterly	6/20/2030	USD47,500	$(3,418)	$(2,909)	$(509)
CDX.NA.IG.44	1.00%	Quarterly	6/20/2030	325,752	(7,041)	(4,174)	(2,867)
					$(10,459)	$(7,083)	$(3,376)
Investments in affiliates (a)

	Value at 8/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 7/31/2025 (000)	Dividend or interest income (000)
Common stocks 0.66%
Financials 0.08%
Islandsbanki hf.	$75,545	$—	$569	$(96)	$27,681	$102,561	$4,925
Consumer staples 0.01%
Viva Wine Group AB (b)	19,375	—	—	—	(1,142)	18,233	733
Health care 0.03%
Rotech Healthcare, Inc. (c)(e)(f)	50,336	—	—	—	(9,441)	40,895	—

The Income Fund of America	55

Investments in affiliates (a) (continued)

	Value at 8/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 7/31/2025 (000)	Dividend or interest income (000)
Information technology 0.19%
Diebold Nixdorf, Inc. (e)	$196,917	$—	$—	$—	$57,605	$254,522	$—
Consumer discretionary 0.35%
Vail Resorts, Inc.	—	282,830	—	—	(3,687)	279,143	3,104
Domino’s Pizza Group PLC	127,988	—	—	—	(30,826)	97,162	4,363
Puuilo OYJ	60,516	—	—	—	25,325	85,841	3,316
Party City Holdco, Inc. (c)(e)	27,288	—	—	—	(27,288)	— (d)	—
Party City Holdco, Inc. (c)(e)(g)	273	—	—	—	(273)	— (d)	—
						462,146
Utilities 0.00%
Brookfield Infrastructure Partners, LP (s)	946,060	—	236,930	(53,832)	40,257	—	38,966
Communication services 0.00%
Publicis Groupe SA (s)	967,526	425,024	259,445	(9,303)	(132,245)	—	56,867
Materials 0.00%
Venator Materials PLC (c)(e)	36,351	—	—	—	(36,351)	— (d)	—
Total common stocks						878,357
Bonds, notes & other debt instruments 0.12%
Consumer discretionary 0.03%
Party City Holdco, Inc. 12.00% PIK 1/11/2029 (c)(g)(h)(l)	28,337	1,728	—	—	(29,442)	623	1,073
Vail Resorts, Inc. 5.625% 7/15/2030 (g)	—	10,760	—	—	66	10,826	49
Vail Resorts, Inc. 6.50% 5/15/2032 (g)	22,895	—	—	—	121	23,016	1,456
						34,465
Information technology 0.09%
Diebold Nixdorf, Inc. 7.75% 3/31/2030 (g)	—	125,829	6,329	171	6,336	126,007	5,639
Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 6.50%) 14.25% 8/11/2028 (g)(i)(t)	215,994	—	212,864	5,637	(8,767)	—	10,290
						126,007
Total bonds, notes & other debt instruments						160,472
Short-term securities 7.03%
Money market investments 7.02%
Capital Group Central Cash Fund 4.33% (q)	7,436,255	18,904,149	16,944,232	295	(859)	9,395,608	355,075
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 4.33% (q)(r)	1,905	13,596 (u)				15,501	— (v)
Total short-term securities						9,411,109
Total 7.81%				$(57,128)	$(122,930)	$10,449,938	$485,856
Restricted securities (f)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Ascent Resources, LLC, Class A (c)	4/25/2016-11/15/2016	$56,848	$54,479	0.04%
Rotech Healthcare, Inc. (a)(c)(e)	11/26/2014	19,660	40,895	0.03
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 11.428% 9/13/2029 (i)(j)	9/13/2023	32,793	33,472	0.03
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 11.428% 9/13/2029 (i)(j)	9/13/2023-6/13/2025	370	372	0.00 (w)

56	The Income Fund of America

Restricted securities (f) (continued)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Wolfspeed, Inc. 2.00% PIK and 9.875% Cash 6/23/2030 (13.875% on 6/22/2026) (h)(k)	6/23/2023-6/23/2025	$11,675	$12,374	0.01%
Wolfspeed, Inc. 2.00% PIK and 9.875% Cash 6/23/2030 (13.875% on 6/23/2026) (h)(k)	10/22/2024-6/23/2025	8,888	9,714	0.01
AH Parent, Inc., Class A, 10.50% PIK or 10.00% Cash, perpetual cumulative preferred shares (c)(h)	9/27/2024	17,701	18,516	0.01
Total		$147,935	$169,822	0.13%

(a)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(b)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(c)	Value determined using significant unobservable inputs.
(d)	Amount less than one thousand.
(e)	Security did not produce income during the last 12 months.
(f)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(g)
Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the
U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $15,018,100,000, which represented 11.22% of the net assets of the fund.

(h)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
(i)
Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

(j)
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $912,165,000, which represented 0.67% of the net assets of the fund.

(k)	Step bond; coupon rate may change at a later date.
(l)	Scheduled interest and/or principal payment was not received.
(m)	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(n)	Represents securities transacted on a TBA basis.
(o)	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $121,107,000, which represented 0.09% of the net assets of the fund.
(p)	Index-linked bond whose principal amount moves with a government price index.
(q)	Rate represents the seven-day yield at 7/31/2025.
(r)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
(s)	Affiliated issuer during the reporting period but no longer an affiliate at 7/31/2025. Refer to the investment portfolio for the security value at 7/31/2025.
(t)	Affiliated issuer during the reporting period but no longer held at 7/31/2025.
(u)	Represents net activity. Refer to Note 5 for more information on securities lending.
(v)	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
(w)	Amount less than 0.01%.

Key to abbreviation(s)
ADR = American Depositary Receipts
AGI = Assured Guaranty insured
AMT = Alternative Minimum Tax
Assn. = Association
Auth. = Authority
BRL = Brazilian reais
BZDIOVER = Overnight Brazilian Interbank Deposit Rate
CAB = Capital Appreciation Bonds
CAD = Canadian dollars
CLO = Collateralized Loan Obligations

CME = CME Group
CMO = Collateralized Mortgage Obligations
DAC = Designated Activity Company
Dev. = Development
EUR = Euros
Fin. = Finance
Fncg. = Financing
FSA = Financial Security Assurance insured
GBP = British pounds
GO = General Obligation

NATL = National Public Finance Guarantee Corp. insured
PIK = Payment In Kind
Ref. = Refunding
REIT = Real Estate Investment Trust
Rev. = Revenue
SOFR = Secured Overnight Financing Rate
TBA = To be announced
USD = U.S. dollars
UST = U.S. Treasury
Refer to the notes to financial statements.

The Income Fund of America	57

Financial statements
Statement of assets and liabilities at July 31, 2025

(dollars in thousands)
Assets:
Investment securities, at value (includes $423,828 of investment securities on loan):
Unaffiliated issuers (cost: $92,237,019)	$124,005,785
Affiliated issuers (cost: $10,501,352)	10,449,938	$134,455,723
Cash		22,759
Cash denominated in currencies other than U.S. dollars (cost: $1,393)		1,393
Bilateral swaps, at value		19,294
Unrealized appreciation on unfunded commitments*		16
Receivables for:
Sales of investments	1,765,460
Sales of fund’s shares	58,651
Dividends and interest	605,295
Securities lending income	349
Variation margin on futures contracts	6,568
Variation margin on centrally cleared swap contracts	212
Other	4,273	2,440,808
		136,939,993
Liabilities:
Collateral for securities on loan		51,734
Bilateral swaps, at value		415
Payables for:
Purchases of investments	2,978,903
Repurchases of fund’s shares	52,371
Investment advisory services	24,045
Services provided by related parties	22,848
Trustees’ deferred compensation	5,723
Variation margin on futures contracts	2,421
Variation margin on centrally cleared swap contracts	75
Other	6,971	3,093,357
Commitments and contingencies*
Net assets at July 31, 2025		$133,794,487
Net assets consist of:
Capital paid in on shares of beneficial interest		$93,017,292
Total distributable earnings (accumulated loss)		40,777,195
Net assets at July 31, 2025		$133,794,487
*
Refer to Note 5 for further information on unfunded commitments.
Refer to the notes to financial statements.

58	The Income Fund of America

Financial statements (continued)
Statement of assets and liabilities at July 31, 2025 (continued)

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (5,040,114 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$80,221,345	3,020,582	$26.56
Class C	1,247,490	47,831	26.08
Class T	12	— *	26.56
Class F-1	2,069,359	78,205	26.46
Class F-2	15,560,827	586,720	26.52
Class F-3	6,147,588	231,644	26.54
Class 529-A	1,875,394	70,837	26.47
Class 529-C	40,241	1,524	26.41
Class 529-E	52,815	2,004	26.36
Class 529-T	19	1	26.56
Class 529-F-1	16	1	26.46
Class 529-F-2	187,363	7,054	26.56
Class 529-F-3	23	1	26.56
Class R-1	59,987	2,278	26.33
Class R-2	337,883	12,941	26.11
Class R-2E	40,583	1,534	26.45
Class R-3	646,725	24,485	26.41
Class R-4	724,786	27,360	26.49
Class R-5E	216,097	8,154	26.50
Class R-5	211,293	7,956	26.56
Class R-6	24,154,641	909,002	26.57
*
Amount less than one thousand.
Refer to the notes to financial statements.

The Income Fund of America	59

Financial statements (continued)
Statement of operations for the year ended July 31, 2025

(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. taxes of $88,508; also includes $467,349 from affiliates)	$3,343,399
Interest (includes $18,507 from affiliates)	1,859,059
Securities lending income (net of fees)	5,141	$5,207,599
Fees and expenses*:
Investment advisory services	285,375
Distribution services	227,666
Transfer agent services	66,764
Administrative services	38,535
529 plan services	1,140
Reports to shareholders	1,949
Registration statement and prospectus	1,078
Trustees’ compensation	1,228
Auditing and legal	659
Custodian	3,324
Other	199	627,917
Net investment income		4,579,682
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $2,594):
Unaffiliated issuers	7,976,604
Affiliated issuers	(57,128)
Futures contracts	(81,251)
Forward currency contracts	(1,996)
Swap contracts	9,353
Currency transactions	12,812	7,858,394
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $3,060):
Unaffiliated issuers	2,935,593
Affiliated issuers	(122,930)
Futures contracts	(26,811)
Forward currency contracts	(672)
Swap contracts	(3,384)
Currency translations	2,874	2,784,670
Net realized gain (loss) and unrealized appreciation (depreciation)		10,643,064
Net increase (decrease) in net assets resulting from operations		$15,222,746
*
Additional information related to class-specific fees and expenses is included in the notes to financial statements.
Refer to the notes to financial statements.

60	The Income Fund of America

Financial statements (continued)
Statements of changes in net assets

(dollars in thousands)
	Year ended July 31,
	2025	2024

Operations:
Net investment income	$4,579,682	$4,427,452
Net realized gain (loss)	7,858,394	2,961,710
Net unrealized appreciation (depreciation)	2,784,670	6,327,640
Net increase (decrease) in net assets resulting from operations	15,222,746	13,716,802
Distributions paid to shareholders	(7,811,528)	(4,433,791)
Net capital share transactions	963,617	(4,163,023)
Total increase (decrease) in net assets	8,374,835	5,119,988
Net assets:
Beginning of year	125,419,652	120,299,664
End of year	$133,794,487	$125,419,652
Refer to the notes to financial statements.

The Income Fund of America	61

Notes to financial statements
1. Organization

The Income Fund of America (the "fund") is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth.
The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:
Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*
Class T and 529-T shares are not available for purchase.
Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.
2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board ("FASB"). The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
Operating segments — The fund represents a single operating segment as the operating results of the fund are monitored as a whole and its long-term asset allocation is determined in accordance with the terms of its prospectus, based on defined investment objectives that are executed by the fund’s portfolio management team. A senior executive team comprised of the fund’s Principal Executive Officer and Principal Financial Officer, serves as the fund’s chief operating decision maker (“CODM”), who act in accordance with Board of Trustee reviews and approvals. The CODM uses financial information, such as changes in net assets from operations, changes in net assets from fund share transactions, and income and expense ratios, consistent with that presented within the accompanying financial statements and financial highlights to assess the fund’s profits and losses and to make resource allocation decisions. Segment assets are reflected in the statement of assets and liabilities as net assets, which consists primarily of investment securities, at value, and significant segment expenses are listed in the accompanying statement of operations.

62	The Income Fund of America

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.
Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.
Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.
Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.
New accounting pronouncements — In December 2023, the FASB issued Accounting Standards Update 2023-09 (“the ASU”), Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the ASU and its impact to the financial statements.
3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

The Income Fund of America	63

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price on the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, and terms of the contract.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

64	The Income Fund of America

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The fund’s valuation levels as of July 31, 2025, were as follows (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$14,096,611	$6,276,403	— *	$20,373,014
Consumer staples	8,496,293	2,082,839	—	10,579,132
Health care	7,243,521	2,170,571	40,895	9,454,987
Information technology	6,504,101	2,156,975	—	8,661,076
Energy	7,604,866	913,328	58,446	8,576,640
Industrials	4,120,266	2,914,901	—	7,035,167
Consumer discretionary	4,779,316	2,103,261	22,381	6,904,958
Utilities	4,973,211	1,173,698	—	6,146,909
Communication services	2,383,936	2,669,542	—	5,053,478
Materials	4,154,915	306,603	— *	4,461,518
Real estate	3,383,828	201,236	—	3,585,064
Preferred securities	293,717	—	23,199	316,916
Rights & warrants	—	—	— *	— *
Convertible stocks	1,229,345	—	—	1,229,345
Convertible bonds & notes	—	20,940	—	20,940
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	—	21,436,235	80,361	21,516,596
Mortgage-backed obligations	—	5,667,808	19,966	5,687,774
U.S. Treasury bonds & notes	—	2,876,414	—	2,876,414
Asset-backed obligations	—	1,825,267	—	1,825,267
Bonds & notes of governments & government agencies outside the U.S.	—	354,741	—	354,741
Municipals	—	347,948	—	347,948
Short-term securities	9,447,342	497	—	9,447,839
Total	$78,711,268	$55,499,207	$245,248	$134,455,723

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$41,129	$—	$—	$41,129
Unrealized appreciation on bilateral interest rate swaps	—	19,294	—	19,294
Liabilities:
Unrealized depreciation on futures contracts	(15,887)	—	—	(15,887)
Unrealized depreciation on centrally cleared interest rate swaps	—	(5,798)	—	(5,798)
Unrealized depreciation on bilateral interest rate swaps	—	(415)	—	(415)
Unrealized depreciation on centrally cleared credit default swaps	—	(3,376)	—	(3,376)
Total	$25,242	$9,705	$—	$34,947
*
Amount less than one thousand.
†
Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

The Income Fund of America	65

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.
Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.
Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.
Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.
Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.
Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.
Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.
Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

66	The Income Fund of America

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.
Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.
Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.
The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.
As of July 31, 2025, the total value of securities on loan was $423,828,000, and the total value of collateral received was $433,020,000. Collateral received includes cash of $51,734,000 and U.S. government securities of $381,286,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.
Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.
Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions of TBA securities in which the fund sells a TBA mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar TBA security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions and may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

The Income Fund of America	67

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.
Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of July 31, 2025, the fund’s maximum exposure of unfunded bond commitments was $3,671,000, which would represent less than 0.01% of the net assets of the fund should such commitments become due. Unrealized appreciation of $16,000 is disclosed as unrealized appreciation on unfunded commitments in the fund’s statement of assets and liabilities and is included in net unrealized appreciation on investments in unaffiliated issuers in the fund’s statement of operations.
Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.
Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM“), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.
On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $7,144,156,000.
Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.
On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.
Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of July 31, 2025, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $364,250,000.
Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

68	The Income Fund of America

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.
On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.
Swap agreements can take different forms. The fund has entered into the following types of swap agreements:
Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $1,059,391,000.
Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSI”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.
The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $380,316,000.

The Income Fund of America	69

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, July 31, 2025 (dollars in thousands):
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$41,129	Unrealized depreciation*	$15,887
Swap (centrally cleared)	Interest	Unrealized appreciation*	—	Unrealized depreciation*	5,798
Swap (bilateral)	Interest	Bilateral swaps, at value	19,294	Bilateral swaps, at value	415
Swap (centrally cleared)	Credit	Unrealized appreciation*	—	Unrealized depreciation*	3,376
			$60,423		$25,476

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain (loss) on futures contracts	$(81,251)	Net unrealized appreciation (depreciation) on futures contracts	$(26,811)
Forward currency	Currency	Net realized gain (loss) on forward currency contracts	(1,996)	Net unrealized appreciation (depreciation) on forward currency contracts	(672)
Swap	Interest	Net realized gain (loss) on swap contracts	13,495	Net unrealized appreciation (depreciation) on swap contracts	998
Swap	Credit	Net realized gain (loss) on swap contracts	(4,142)	Net unrealized appreciation (depreciation) on swap contracts	(4,382)
			$(73,894)		$(30,867)
*
Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.
Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and its use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and future delivery contracts. For securities lending, the fund receives collateral in exchange for lending investment securities. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio. For futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts and bilateral interest rate swaps, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.
Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for bilateral swaps, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

70	The Income Fund of America

The following table presents the fund’s bilateral swaps by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of July 31, 2025, if close-out netting was exercised (dollars in thousands):
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement			Net amount
		Available to offset	Non-cash collateral*	Cash collateral*
Assets:
Bank of America	$6,738	$ —	$ (6,264)	$ —	$474
Barclays Bank PLC	2,163	—	(2,106)	—	57
Goldman Sachs	10,393	—	—	(10,060)	333
Total	$19,294	$ —	$ (8,370)	$ (10,060)	$864
Liabilities:
BNP Paribas	$415	$ —	$ (294)	$ —	$121
*
Collateral is shown on a settlement basis.
6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.
As of and during the year ended July 31, 2025, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.
The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.
Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years ("EU reclaims"). These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended July 31, 2025, the fund recognized $11,785,000 in EU reclaims (net of $309,000 in fees and the effect of realized gain or loss from currency translations) and $3,525,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
During the year ended July 31, 2025, the fund reclassified $353,422,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

The Income Fund of America	71

As of July 31, 2025, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):
Undistributed ordinary income	$1,689,407
Undistributed long-term capital gains	7,575,123
Gross unrealized appreciation on investments	33,956,785
Gross unrealized depreciation on investments	(2,409,670)
Net unrealized appreciation (depreciation) on investments	31,547,115
Cost of investments	102,950,637
Distributions paid were characterized for tax purposes as follows (dollars in thousands):
	Year ended July 31, 2025			Year ended July 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$3,034,883	$1,682,725	$4,717,608	$2,719,244	$—	$2,719,244
Class C	42,865	29,632	72,497	46,882	—	46,882
Class T	1	— *	1	— *	—	— *
Class F-1	78,461	44,368	122,829	74,260	—	74,260
Class F-2	583,322	305,853	889,175	498,869	—	498,869
Class F-3	241,171	123,523	364,694	204,224	—	204,224
Class 529-A	71,000	39,779	110,779	63,864	—	63,864
Class 529-C	1,335	933	2,268	1,484	—	1,484
Class 529-E	1,912	1,137	3,049	1,787	—	1,787
Class 529-T	1	1	2	1	—	1
Class 529-F-1	1	— *	1	— *	—	— *
Class 529-F-2	6,938	3,583	10,521	5,679	—	5,679
Class 529-F-3	1	— *	1	1	—	1
Class R-1	1,864	1,289	3,153	1,774	—	1,774
Class R-2	10,988	7,624	18,612	10,017	—	10,017
Class R-2E	1,358	863	2,221	1,179	—	1,179
Class R-3	23,042	13,985	37,027	21,338	—	21,338
Class R-4	28,552	16,247	44,799	27,299	—	27,299
Class R-5E	8,207	4,335	12,542	6,926	—	6,926
Class R-5	8,315	4,233	12,548	7,621	—	7,621
Class R-6	919,528	467,673	1,387,201	741,342	—	741,342
Total	$5,063,745	$2,747,783	$7,811,528	$4,433,791	$—	$4,433,791
*
Amount less than one thousand.
7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of Capital Client Group, Inc. (“CCG”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, CCG and AFS are considered related parties to the fund.
Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.121% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, based on a rate of 2.25% of the fund’s monthly gross income. For the year ended July 31, 2025, the investment advisory services fees were $285,375,000, which were equivalent to an annualized rate of 0.222% of average daily net assets.

72	The Income Fund of America

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:
Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate CCG for paying service fees, to firms that have entered into agreements with CCG to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.
Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50
For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by CCG for certain shares sold without a sales charge. These share classes reimburse CCG for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of July 31, 2025, unreimbursed expenses subject to reimbursement totaled $7,375,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.
Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. Under this agreement, the fund also pays sub-transfer agency fees to AFS. These fees are paid by AFS to third parties for performing transfer agent services on behalf of fund shareholders.
Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.
529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth Savers Plan (formerly, Virginia529) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Commonwealth Savers Plan through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Commonwealth Savers Plan is not considered a related party to the fund.
The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended July 31, 2025, the 529 plan services fees were $1,140,000, which were equivalent to 0.054% of the average daily net assets of each 529 share class.

The Income Fund of America	73

For the year ended July 31, 2025, class-specific expenses under the agreements were as follows (dollars in thousands):
Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$195,857	$43,029	$23,503	Not applicable
Class C	13,302	738	399	Not applicable
Class T	—	— *	— *	Not applicable
Class F-1	5,081	2,603	616	Not applicable
Class F-2	Not applicable	15,809	4,314	Not applicable
Class F-3	Not applicable	38	1,735	Not applicable
Class 529-A	4,257	932	553	$996
Class 529-C	425	22	13	23
Class 529-E	262	13	16	28
Class 529-T	—	— *	— *	— *
Class 529-F-1	—	— *	— *	— *
Class 529-F-2	Not applicable	58	51	93
Class 529-F-3	Not applicable	— *	— *	— *
Class R-1	593	55	18	Not applicable
Class R-2	2,581	1,171	103	Not applicable
Class R-2E	239	80	12	Not applicable
Class R-3	3,221	942	194	Not applicable
Class R-4	1,848	739	222	Not applicable
Class R-5E	Not applicable	306	61	Not applicable
Class R-5	Not applicable	82	61	Not applicable
Class R-6	Not applicable	147	6,664	Not applicable

Total class-specific expenses	$227,666	$66,764	$38,535	$1,140
*
Amount less than one thousand.
Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,228,000 in the fund’s statement of operations reflects $508,000 in current fees (either paid in cash or deferred) and a net increase of $720,000 in the value of the deferred amounts.
Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, CCG and AFS. No affiliated officers or trustees received any compensation directly from the fund.
Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.
Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended July 31, 2025, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,180,327,000 and $1,440,480,000, respectively, which generated $381,610,000 of net realized gains from such sales.
Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended July 31, 2025.

74	The Income Fund of America

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.
9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2025
Class A	$3,078,104	120,546	$4,611,974	183,230	$(9,498,649)	(372,159)	$(1,808,571)	(68,383)
Class C	145,456	5,790	71,803	2,907	(488,632)	(19,529)	(271,373)	(10,832)
Class T	—	—	—	—	—	—	—	—
Class F-1	62,123	2,432	121,170	4,832	(306,407)	(12,032)	(123,114)	(4,768)
Class F-2	2,846,015	111,346	850,461	33,822	(2,571,360)	(100,977)	1,125,116	44,191
Class F-3	1,019,230	39,857	360,286	14,319	(1,041,111)	(40,810)	338,405	13,366
Class 529-A	150,503	5,910	110,740	4,413	(324,903)	(12,776)	(63,660)	(2,453)
Class 529-C	9,095	358	2,266	91	(21,493)	(849)	(10,132)	(400)
Class 529-E	4,074	162	3,047	122	(11,333)	(447)	(4,212)	(163)
Class 529-T	—	—	1	— †	—	—	1	— †
Class 529-F-1	—	—	1	— †	—	—	1	— †
Class 529-F-2	39,040	1,528	10,520	418	(31,327)	(1,227)	18,233	719
Class 529-F-3	6	— †	1	— †	—	—	7	— †
Class R-1	6,492	256	3,153	126	(15,697)	(620)	(6,052)	(238)
Class R-2	44,731	1,781	18,579	751	(89,300)	(3,547)	(25,990)	(1,015)
Class R-2E	4,816	189	2,221	89	(8,178)	(323)	(1,141)	(45)
Class R-3	84,761	3,338	36,939	1,476	(156,730)	(6,159)	(35,030)	(1,345)
Class R-4	98,103	3,842	44,772	1,783	(215,693)	(8,472)	(72,818)	(2,847)
Class R-5E	29,112	1,144	12,541	499	(33,335)	(1,308)	8,318	335
Class R-5	30,256	1,188	12,504	497	(42,509)	(1,665)	251	20
Class R-6	2,642,809	103,189	1,385,759	55,002	(2,133,190)	(83,369)	1,895,378	74,822
Total net increase (decrease)	$10,294,726	402,856	$7,658,738	304,377	$(16,989,847)	(666,269)	$963,617	40,964
Refer to the end of the table(s) for footnote(s).

The Income Fund of America	75

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2024
Class A	$2,608,897	112,145	$2,651,363	114,841	$(9,460,262)	(407,582)	$(4,200,002)	(180,596)
Class C	114,083	4,989	46,290	2,043	(601,033)	(26,325)	(440,660)	(19,293)
Class T	—	—	—	—	—	—	—	—
Class F-1	40,425	1,730	73,155	3,181	(367,247)	(15,857)	(253,667)	(10,946)
Class F-2	2,266,692	97,532	476,968	20,683	(3,104,250)	(133,578)	(360,590)	(15,363)
Class F-3	873,922	37,475	201,946	8,751	(1,181,783)	(50,860)	(105,915)	(4,634)
Class 529-A	138,683	5,969	63,841	2,773	(313,766)	(13,502)	(111,242)	(4,760)
Class 529-C	9,411	407	1,480	64	(24,336)	(1,050)	(13,445)	(579)
Class 529-E	4,735	205	1,786	78	(10,679)	(462)	(4,158)	(179)
Class 529-T	—	—	1	— †	—	—	1	— †
Class 529-F-1	—	—	— †	— †	—	—	— †	— †
Class 529-F-2	26,912	1,155	5,676	245	(30,185)	(1,294)	2,403	106
Class 529-F-3	—	—	1	— †	—	—	1	— †
Class R-1	9,609	425	1,774	78	(17,197)	(753)	(5,814)	(250)
Class R-2	44,759	1,956	10,013	441	(88,391)	(3,862)	(33,619)	(1,465)
Class R-2E	5,481	240	1,179	52	(6,085)	(262)	575	30
Class R-3	78,776	3,388	21,276	927	(174,328)	(7,524)	(74,276)	(3,209)
Class R-4	81,398	3,497	27,292	1,185	(181,911)	(7,782)	(73,221)	(3,100)
Class R-5E	26,589	1,147	6,926	301	(28,367)	(1,225)	5,148	223
Class R-5	17,779	772	7,591	329	(39,096)	(1,683)	(13,726)	(582)
Class R-6	2,526,715	108,165	740,540	32,022	(1,748,071)	(73,985)	1,519,184	66,202
Total net increase (decrease)	$8,874,866	381,197	$4,339,098	187,994	$(17,376,987)	(747,586)	$(4,163,023)	(178,395)
*
Includes exchanges between share classes of the fund.
†
Amount less than one thousand.
10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $70,494,625,000 and $75,237,796,000, respectively, during the year ended July 31, 2025.

76	The Income Fund of America

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]

Class A:
7/31/2025	$25.10	$.89	$2.13	$3.02	$(1.00)	$(.56 )	$(1.56)	$26.56	12.47%	$80,221	.56%	.56%	3.49%
7/31/2024	23.25	.85	1.86	2.71	(.86 )	—	(.86 )	25.10	12.02	77,534.58		.58	3.66
7/31/2023	23.83	.83	.19	1.02	(.78 )	(.82 )	(1.60)	23.25	4.45	76,009.57		.57	3.64
7/31/2022	25.92	.81	(1.18)	(.37 )	(.74 )	(.98 )	(1.72)	23.83	(1.60)	78,105.56		.56	3.23
7/31/2021	21.88	.75	4.04	4.79	(.75 )	—	(.75 )	25.92	22.23	82,740.56		.56	3.11
Class C:
7/31/2025	24.68	.68	2.09	2.77	(.81 )	(.56 )	(1.37)	26.08	11.60	1,247	1.31	1.31	2.72
7/31/2024	22.87	.66	1.83	2.49	(.68 )	—	(.68 )	24.68	11.20	1,448	1.32	1.32	2.91
7/31/2023	23.46	.65	.19	.84	(.61 )	(.82 )	(1.43)	22.87	3.70	1,783	1.32	1.32	2.88
7/31/2022	25.54	.61	(1.16)	(.55 )	(.55 )	(.98 )	(1.53)	23.46	(2.35)	2,236	1.31	1.31	2.46
7/31/2021	21.57	.56	3.98	4.54	(.57 )	—	(.57 )	25.54	21.31	2,803	1.31	1.31	2.37
Class T:
7/31/2025	25.10	.96	2.12	3.08	(1.06)	(.56 )	(1.62)	26.56	12.75 [5]	— [6]	.31 [5]	.31 [5]	3.74 [5]
7/31/2024	23.25	.91	1.86	2.77	(.92 )	—	(.92 )	25.10	12.31 [5]	— [6]	.32 [5]	.32 [5]	3.92 [5]
7/31/2023	23.83	.90	.19	1.09	(.85 )	(.82 )	(1.67)	23.25	4.77 [5]	— [6]	.27 [5]	.27 [5]	3.94 [5]
7/31/2022	25.92	.88	(1.19)	(.31 )	(.80 )	(.98 )	(1.78)	23.83	(1.35)[5]	— [6]	.31 [5]	.31 [5]	3.47 [5]
7/31/2021	21.88	.81	4.04	4.85	(.81 )	—	(.81 )	25.92	22.52 [5]	— [6]	.32 [5]	.32 [5]	3.35 [5]
Class F-1:
7/31/2025	25.01	.87	2.12	2.99	(.98 )	(.56 )	(1.54)	26.46	12.39	2,069.63		.63	3.42
7/31/2024	23.17	.83	1.85	2.68	(.84 )	—	(.84 )	25.01	11.94	2,075.64		.64	3.60
7/31/2023	23.75	.82	.18	1.00	(.76 )	(.82 )	(1.58)	23.17	4.39	2,176.63		.63	3.57
7/31/2022	25.84	.79	(1.18)	(.39 )	(.72 )	(.98 )	(1.70)	23.75	(1.68)	2,353.63		.63	3.15
7/31/2021	21.82	.73	4.03	4.76	(.74 )	—	(.74 )	25.84	22.12	2,683.63		.63	3.06
Class F-2:
7/31/2025	25.07	.94	2.12	3.06	(1.05)	(.56 )	(1.61)	26.52	12.66	15,561.37		.37	3.69
7/31/2024	23.22	.90	1.86	2.76	(.91 )	—	(.91 )	25.07	12.26	13,600.37		.37	3.87
7/31/2023	23.80	.88	.18	1.06	(.82 )	(.82 )	(1.64)	23.22	4.66	12,954.37		.37	3.84
7/31/2022	25.89	.87	(1.19)	(.32 )	(.79 )	(.98 )	(1.77)	23.80	(1.40)	12,656.36		.36	3.44
7/31/2021	21.86	.80	4.03	4.83	(.80 )	—	(.80 )	25.89	22.46	12,303.36		.36	3.31
Class F-3:
7/31/2025	25.08	.97	2.13	3.10	(1.08)	(.56 )	(1.64)	26.54	12.82	6,148.26		.26	3.80
7/31/2024	23.23	.92	1.86	2.78	(.93 )	—	(.93 )	25.08	12.38	5,475.27		.27	3.98
7/31/2023	23.81	.90	.19	1.09	(.85 )	(.82 )	(1.67)	23.23	4.77	5,179.26		.26	3.95
7/31/2022	25.90	.89	(1.18)	(.29 )	(.82 )	(.98 )	(1.80)	23.81	(1.30)	4,840.25		.25	3.54
7/31/2021	21.87	.82	4.04	4.86	(.83 )	—	(.83 )	25.90	22.57	4,717.26		.26	3.42
Class 529-A:
7/31/2025	25.03	.88	2.11	2.99	(.99 )	(.56 )	(1.55)	26.47	12.39	1,875.59		.59	3.46
7/31/2024	23.18	.84	1.86	2.70	(.85 )	—	(.85 )	25.03	12.01	1,834.61		.61	3.63
7/31/2023	23.76	.82	.19	1.01	(.77 )	(.82 )	(1.59)	23.18	4.42	1,809.61		.61	3.60
7/31/2022	25.85	.80	(1.18)	(.38 )	(.73 )	(.98 )	(1.71)	23.76	(1.64)	1,868.59		.59	3.19
7/31/2021	21.83	.74	4.02	4.76	(.74 )	—	(.74 )	25.85	22.14	1,987.60		.60	3.07
Refer to the end of the table(s) for footnote(s).

The Income Fund of America	77

Financial highlights (continued)
		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class 529-C:
7/31/2025	$24.96	$.68	$2.13	$2.81	$(.80 )	$(.56 )	$(1.36)	$26.41	11.57%	$40	1.35%	1.35%	2.68%
7/31/2024	23.12	.66	1.85	2.51	(.67 )	—	(.67 )	24.96	11.19	48	1.36	1.36	2.88
7/31/2023	23.70	.64	.19	.83	(.59 )	(.82 )	(1.41)	23.12	3.62	58	1.38	1.38	2.82
7/31/2022	25.78	.61	(1.18)	(.57 )	(.53 )	(.98 )	(1.51)	23.70	(2.40)	71	1.35	1.35	2.41
7/31/2021	21.76	.56	4.02	4.58	(.56 )	—	(.56 )	25.78	21.26	94	1.33	1.33	2.34
Class 529-E:
7/31/2025	24.92	.82	2.11	2.93	(.93 )	(.56 )	(1.49)	26.36	12.18	53.83		.83	3.22
7/31/2024	23.09	.79	1.84	2.63	(.80 )	—	(.80 )	24.92	11.71	54.84		.84	3.40
7/31/2023	23.67	.76	.19	.95	(.71 )	(.82 )	(1.53)	23.09	4.19	54.85		.85	3.36
7/31/2022	25.76	.74	(1.18)	(.44 )	(.67 )	(.98 )	(1.65)	23.67	(1.89)	58.83		.83	2.95
7/31/2021	21.75	.68	4.02	4.70	(.69 )	—	(.69 )	25.76	21.90	64.83		.83	2.84
Class 529-T:
7/31/2025	25.10	.94	2.13	3.07	(1.05)	(.56 )	(1.61)	26.56	12.69 [5]	— [6]	.37 [5]	.37 [5]	3.69 [5]
7/31/2024	23.25	.90	1.86	2.76	(.91 )	—	(.91 )	25.10	12.25 [5]	— [6]	.37 [5]	.37 [5]	3.88 [5]
7/31/2023	23.83	.89	.18	1.07	(.83 )	(.82 )	(1.65)	23.25	4.71 [5]	— [6]	.33 [5]	.33 [5]	3.88 [5]
7/31/2022	25.92	.87	(1.19)	(.32 )	(.79 )	(.98 )	(1.77)	23.83	(1.39)[5]	— [6]	.35 [5]	.35 [5]	3.44 [5]
7/31/2021	21.88	.80	4.04	4.84	(.80 )	—	(.80 )	25.92	22.47 [5]	— [6]	.36 [5]	.36 [5]	3.31 [5]
Class 529-F-1:
7/31/2025	25.02	.92	2.11	3.03	(1.03)	(.56 )	(1.59)	26.46	12.57 [5]	— [6]	.43 [5]	.43 [5]	3.62 [5]
7/31/2024	23.17	.88	1.86	2.74	(.89 )	—	(.89 )	25.02	12.20 [5]	— [6]	.45 [5]	.45 [5]	3.80 [5]
7/31/2023	23.75	.86	.19	1.05	(.81 )	(.82 )	(1.63)	23.17	4.60 [5]	— [6]	.44 [5]	.44 [5]	3.77 [5]
7/31/2022	25.84	.84	(1.18)	(.34 )	(.77 )	(.98 )	(1.75)	23.75	(1.49)[5]	— [6]	.43 [5]	.43 [5]	3.36 [5]
7/31/2021	21.82	.78	4.03	4.81	(.79 )	—	(.79 )	25.84	22.40 [5]	— [6]	.37 [5]	.37 [5]	3.55 [5]
Class 529-F-2:
7/31/2025	25.10	.95	2.13	3.08	(1.06)	(.56 )	(1.62)	26.56	12.67	187.35		.35	3.72
7/31/2024	23.25	.90	1.86	2.76	(.91 )	—	(.91 )	25.10	12.30	159.36		.36	3.88
7/31/2023	23.83	.89	.18	1.07	(.83 )	(.82 )	(1.65)	23.25	4.68	145.35		.35	3.87
7/31/2022	25.92	.87	(1.19)	(.32 )	(.79 )	(.98 )	(1.77)	23.83	(1.39)	131.35		.35	3.45
7/31/2021[7,8]	21.40	.60	4.54	5.14	(.62 )	—	(.62 )	25.92	24.24 [9]	125	.36 [10]	.36 [10]	3.24 [10]
Class 529-F-3:
7/31/2025	25.10	.97	2.12	3.09	(1.07)	(.56 )	(1.63)	26.56	12.76	— [6]	.31	.31	3.77
7/31/2024	23.25	.91	1.86	2.77	(.92 )	—	(.92 )	25.10	12.31	— [6]	.32	.32	3.92
7/31/2023	23.83	.89	.18	1.07	(.83 )	(.82 )	(1.65)	23.25	4.70	— [6]	.32	.32	3.88
7/31/2022	25.92	.88	(1.19)	(.31 )	(.80 )	(.98 )	(1.78)	23.83	(1.35)	— [6]	.31	.31	3.48
7/31/2021[7,8]	21.40	.60	4.55	5.15	(.63 )	—	(.63 )	25.92	24.28 [9]	— [6]	.38 [10]	.32 [10]	3.28 [10]
Class R-1:
7/31/2025	24.90	.69	2.10	2.79	(.80 )	(.56 )	(1.36)	26.33	11.57	60	1.34	1.34	2.71
7/31/2024	23.07	.67	1.84	2.51	(.68 )	—	(.68 )	24.90	11.15	63	1.35	1.35	2.88
7/31/2023	23.66	.65	.18	.83	(.60 )	(.82 )	(1.42)	23.07	3.63	64	1.35	1.35	2.86
7/31/2022	25.73	.61	(1.16)	(.55 )	(.54 )	(.98 )	(1.52)	23.66	(2.33)	68	1.34	1.34	2.44
7/31/2021	21.73	.56	4.01	4.57	(.57 )	—	(.57 )	25.73	21.26	76	1.34	1.34	2.34
Refer to the end of the table(s) for footnote(s).

78	The Income Fund of America

Financial highlights (continued)
		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
7/31/2025	$24.70	$.68	$2.09	$2.77	$(.80 )	$(.56 )	$(1.36)	$26.11	11.60%	$338	1.35%	1.35%	2.70%
7/31/2024	22.89	.66	1.83	2.49	(.68 )	—	(.68 )	24.70	11.16	345	1.35	1.35	2.89
7/31/2023	23.49	.64	.18	.82	(.60 )	(.82 )	(1.42)	22.89	3.61	353	1.36	1.36	2.85
7/31/2022	25.57	.61	(1.17)	(.56 )	(.54 )	(.98 )	(1.52)	23.49	(2.38)	369	1.34	1.34	2.44
7/31/2021	21.60	.55	3.99	4.54	(.57 )	—	(.57 )	25.57	21.26	409	1.35	1.35	2.33
Class R-2E:
7/31/2025	25.01	.76	2.11	2.87	(.87 )	(.56 )	(1.43)	26.45	11.88	41	1.06	1.06	2.99
7/31/2024	23.17	.74	1.84	2.58	(.74 )	—	(.74 )	25.01	11.47	40	1.07	1.07	3.17
7/31/2023	23.75	.72	.18	.90	(.66 )	(.82 )	(1.48)	23.17	3.95	36	1.07	1.07	3.14
7/31/2022	25.83	.69	(1.18)	(.49 )	(.61 )	(.98 )	(1.59)	23.75	(2.08)	37	1.05	1.05	2.73
7/31/2021	21.81	.63	4.02	4.65	(.63 )	—	(.63 )	25.83	21.62	39	1.06	1.06	2.62
Class R-3:
7/31/2025	24.97	.80	2.11	2.91	(.91 )	(.56 )	(1.47)	26.41	12.08	647.90		.90	3.15
7/31/2024	23.13	.77	1.85	2.62	(.78 )	—	(.78 )	24.97	11.66	645.91		.91	3.33
7/31/2023	23.72	.75	.18	.93	(.70 )	(.82 )	(1.52)	23.13	4.07	672.91		.91	3.30
7/31/2022	25.80	.72	(1.17)	(.45 )	(.65 )	(.98 )	(1.63)	23.72	(1.92)	729.90		.90	2.88
7/31/2021	21.79	.66	4.02	4.68	(.67 )	—	(.67 )	25.80	21.78	824.90		.90	2.78
Class R-4:
7/31/2025	25.04	.88	2.12	3.00	(.99 )	(.56 )	(1.55)	26.49	12.41	725.61		.61	3.44
7/31/2024	23.19	.84	1.86	2.70	(.85 )	—	(.85 )	25.04	12.01	756.61		.61	3.63
7/31/2023	23.78	.82	.18	1.00	(.77 )	(.82 )	(1.59)	23.19	4.37	772.61		.61	3.60
7/31/2022	25.86	.80	(1.17)	(.37 )	(.73 )	(.98 )	(1.71)	23.78	(1.61)	815.60		.60	3.18
7/31/2021	21.84	.74	4.02	4.76	(.74 )	—	(.74 )	25.86	22.13	940.60		.60	3.07
Class R-5E:
7/31/2025	25.05	.93	2.12	3.05	(1.04)	(.56 )	(1.60)	26.50	12.63	216.41		.41	3.65
7/31/2024	23.20	.89	1.86	2.75	(.90 )	—	(.90 )	25.05	12.22	196.41		.41	3.83
7/31/2023	23.79	.87	.17	1.04	(.81 )	(.82 )	(1.63)	23.20	4.58	176.42		.42	3.80
7/31/2022	25.87	.85	(1.17)	(.32 )	(.78 )	(.98 )	(1.76)	23.79	(1.45)	159.40		.40	3.39
7/31/2021	21.85	.80	4.02	4.82	(.80 )	—	(.80 )	25.87	22.45	162.39		.39	3.25
Class R-5:
7/31/2025	25.10	.96	2.13	3.09	(1.07)	(.56 )	(1.63)	26.56	12.77	211.30		.30	3.76
7/31/2024	23.25	.92	1.85	2.77	(.92 )	—	(.92 )	25.10	12.32	199.31		.31	3.93
7/31/2023	23.83	.89	.18	1.07	(.83 )	(.82 )	(1.65)	23.25	4.72	198.31		.31	3.89
7/31/2022	25.92	.88	(1.18)	(.30 )	(.81 )	(.98 )	(1.79)	23.83	(1.34)	317.30		.30	3.48
7/31/2021	21.88	.81	4.04	4.85	(.81 )	—	(.81 )	25.92	22.55	406.30		.30	3.38
Class R-6:
7/31/2025	25.11	.97	2.13	3.10	(1.08)	(.56 )	(1.64)	26.57	12.81	24,155.26		.26	3.80
7/31/2024	23.26	.93	1.85	2.78	(.93 )	—	(.93 )	25.11	12.36	20,949.27		.27	3.98
7/31/2023	23.84	.90	.19	1.09	(.85 )	(.82 )	(1.67)	23.26	4.77	17,862.26		.26	3.95
7/31/2022	25.93	.89	(1.18)	(.29 )	(.82 )	(.98 )	(1.80)	23.84	(1.29)	16,215.25		.25	3.54
7/31/2021	21.89	.82	4.05	4.87	(.83 )	—	(.83 )	25.93	22.59	16,144.25		.25	3.42
Refer to the end of the table(s) for footnote(s).

The Income Fund of America	79

Financial highlights (continued)

Portfolio turnover rate for all share classes[11,12]	Year ended July 31,
	2025	2024	2023	2022	2021
Excluding mortgage dollar roll transactions	44%	43%	44%	40%	44%
Including mortgage dollar roll transactions	65%	92%	95%	72%	133%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact of certain waivers and/or reimbursements from CRMC and/or AFS, if any.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]
All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Annualized.
[11]	Refer to Note 5 for more information on mortgage dollar rolls.
[12]	Rates do not include the portfolio activity of Capital Group Central Cash Fund.
Refer to the notes to financial statements.

80	The Income Fund of America

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of The Income Fund of America:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of The Income Fund of America (the “Fund”), including the investment portfolio, as of July 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Costa Mesa, California
September 11, 2025
We have served as the auditor of one or more American Funds investment companies since 1956.

The Income Fund of America	81

The Income Fund of America

Part C

Other Information

Item 28.	Exhibits for Registration Statement (1940 Act No. 811-01880 and 1933 Act. No. 002-33371)

(a)	Articles of Incorporation – Certificate of Trust dated 8/20/09 – previously filed (see P/E Amendment No. 70 filed 9/30/10); and Amended and Restated Agreement and Declaration of Trust dated 3/3/20 – previously filed (see P/E Amendment No. 97 filed 9/30/20)

(b)	By-laws – Amended and Restated By-laws effective 8/27/18 – previously filed (see P/E Amendment No. 93 filed 9/28/18)

(c)	Instruments Defining Rights of Security Holders – Form of Share Certificate – previously filed (see P/E Amendment No. 55 filed 3/8/01)

(d)	Investment Advisory Contracts – Amended and Restated Investment Advisory and Service Agreement dated 2/1/16 – previously filed (see P/E Amendment No. 85 filed 9/30/16)

(e)	Underwriting Contracts – Amended and Restated Principal Underwriting Agreement dated 2/1/21 – previously filed (see P/E Amendment No. 98 filed 9/30/21); Form of Selling Group Agreement – previously filed (see P/E Amendment No. 91 filed 9/29/17); Form of Bank/Trust Company Selling Group Agreement – previously filed (see P/E Amendment No. 91 filed 9/29/17); Form of Class F Share Participation Agreement – previously filed (see P/E Amendment No. 91 filed 9/29/17)); and Form of Bank/Trust Company Participation Agreement for Class F Shares – previously filed (see P/E Amendment No. 91 filed 9/29/17)

(f)	Bonus or Profit Sharing Contracts – Deferred Compensation Plan effective 1/1/20 – previously filed (see P/E Amendment No. 97 filed 9/30/20)

(g)	Custodian Agreements – Form of Global Custody Agreement dated 12/21/06 – previously filed (see P/E Amendment No. 64 filed 9/28/07); and Form of Amendment to Global Custody Agreement effective 7/1/15 – previously filed (see P/E Amendment No. 81 filed 10/1/15)

(h-1) Other	Material Contracts – Form of Indemnification Agreement – previously filed (see P/E Amendment No. 70 filed 9/30/10); Form of Agreement and Plan of Reorganization dated 8/24/09 – previously filed (see P/E Amendment No. 70 filed 9/30/10); Form of Fund of Fund Investment Agreement – American Funds (Rule 12d-1-4) – previously filed (see P/E Amendment No. 99 filed 9/30/22); and Amended and Restated Shareholder Services Agreement dated 1/1/23 – previously filed (see P/E Amendment No. 100 filed 9/29/23)

(h-2)	Amended and Restated Administrative Services Agreement dated 9/8/25

(i)	Legal Opinion – Legal Opinion – previously filed (see P/E Amendment No. 70 filed 9/30/10; P/E Amendment No. 77 filed 8/28/14; P/E Amendment No. 83 filed 10/29/15; P/E Amendment No. 87 filed 12/29/16; P/E Amendment No. 89 filed 4/6/17; and P/E Amendment No. 97 filed 9/30/20)

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)       Omitted financial statements - none

(l)	Initial capital agreements - not applicable to this filing

(m)	Rule 12b-1 Plan – Amended and Restated Plans of Distribution for Class A, C, T, F-1, 529-A, 529-C, 529-E, 529-F-1, 529-T, R-1, R-2, R-2E, R-3 and R-4 shares dated 2/1/21 – previously filed (see P/E Amendment No. 98 filed 9/30/21)

(n)	Rule 18f-3 Plan – Amended and Restated Multiple Class Plan dated 1/1/21 – previously filed (see P/E Amendment No. 99 filed 9/30/22)

(o)       Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated May 2025; and Code of Ethics for Registrant

Item 29.	Persons Controlled by or under Common Control with the Fund

None

Item 30.	Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant’s Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31.	Business and Other Connections of the Investment Adviser

None

Item 32.	Principal Underwriters

(a)             Capital Client Group, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Corporate Bond Fund, American Funds Developing World Growth and Income Fund, American Funds Emerging Markets Bond Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, American Funds Global Insight Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund, American Funds International Vantage Fund, American Funds Mortgage Fund, American Funds Multi-Sector Income Fund, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Strategic Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series II, American Funds U.S. Government Money Market Fund, American Funds U.S. Small and Mid Cap Equity Fund, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Group Completion Fund Series, Capital Group Conservative Equity ETF, Capital Group Core Balanced ETF, Capital Group Core Equity ETF, Capital Group Dividend Growers ETF, Capital Group Dividend Value ETF, Capital Group Equity ETF Trust I, Capital Group Fixed Income ETF Trust, Capital Group Global Equity ETF, Capital Group Global Growth Equity ETF, Capital Group Growth ETF, Capital Group International Core Equity ETF, Capital Group International Equity ETF, Capital Group International Focus Equity ETF, Capital Group KKR Core Plus+, Capital Group KKR Multi-

Sector+, Capital Group New Geography Equity ETF, Capital Group Private Client Services Funds, Capital Group U.S. Equity Fund, Capital Income Builder, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Equities Fund, Inc., EUPAC Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Katherine Abbott	Vice President	None
CHO	Chatelaine Achterberg	Assistant Vice President	None
LAO	Alex J. Adair	Regional Vice President	None
LAO	Samuel Adams	Regional Vice President	None
LAO	Anuj K. Agarwal	Vice President	None
LAO	Albert Aguilar, Jr.	Director, Vice President and Chief Compliance Officer	None
SNO	David A. Ajluni	Regional Vice President	None
LAO	C. Thomas Akin II	Senior Vice President	None
LAO	Anthony Albano	Regional Vice President	None
LAO	Mark G. Alteri	Regional Vice President	None
LAO	Jeremy Alyea	Regional Vice President	None
LAO	Colleen M. Ambrose	Vice President	None
LAO	Christopher S. Anast	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Blake J. Anderson	Assistant Vice President	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None
CHO	Erik J. Applegate	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Luis F. Arocha	Vice President	None
LAO	Keith D. Ashley	Regional Vice President	None
LAO	Julie A. Asher	Assistant Vice President	None
LAO	Curtis A. Baker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	T. Patrick Bardsley	Senior Vice President	None

SNO	Mark C. Barile	Vice President	None
LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Antonio M. Bass	Senior Vice President	None
LAO	Andrew Z. Bates	Assistant Vice President	None
LAO	Katherine A. Beattie	Senior Vice President	None
LAO	Scott G. Beckerman	Senior Vice President	None
LAO	Jeb M. Bent	Senior Vice President	None
LAO	Matthew D. Benton	Senior Vice President	None
LAO	Jerry R. Berg	Senior Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Matthew F. Betley	Vice President	None
LAO	Roger J. Bianco, Jr.	Senior Vice President	None
LAO	Ryan M. Bickle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joseph Bilello	Regional Vice President	None
LAO	Jay A. Binstock	Assistant Vice President	None
LAO	Peter D. Bjork	Regional Vice President	None
DCO	Bryan K. Blankenship	Senior Vice President	None
LAO	Marek Blaskovic	Vice President	None
LAO	Matthew C. Bloemer	Regional Vice President	None
LAO	Erick K. Bodge	Regional Vice President	None
LAO	Gerard M. Bockstie, Jr.	Senior Vice President	None
LAO	Jon T. Boldt	Vice President	None
LAO	Ainsley J. Borel	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jill M. Boudreau	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andre W. Bouvier	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jordan C. Bowers	Regional Vice President	None
LAO	David H. Bradin	Senior Vice President	None
LAO	William J. Brady	Regional Vice President	None

LAO	William P. Brady	Senior Vice President	None
LAO	Andrew A. Bredholt	Regional Vice President	None
LAO	William G. Bridge	Senior Vice President	None
LAO	Siobhan M. Broadbery	Regional Vice President	None
LAO	Lorena B. Brockman	Vice President	None
LAO	Kevin G. Broulette	Vice President, Capital Group Institutional Investment Services Division	None
LAO	E. Chapman Brown, Jr.	Senior Vice President	None
LAO	Elizabeth S. Brownlow	Vice President	None
LAO	Gary D. Bryce	Senior Vice President	None
LAO	Christopher Bucci	Regional Vice President	None
NYO	Melissa Buccilli	Senior Vice President	None
SNO	Dylan J. Burdick	Regional Vice President	None
LAO	Kenneth D. Burdick	Assistant Vice President	None
LAO	Carmen A. Burke	Vice President	None
IND	Jennifer L. Butler	Assistant Vice President	None
LAO	Steven Calabria	Senior Vice President	None
LAO	Thomas E. Callahan	Senior Vice President	None
LAO	Kelly V. Campbell	Senior Vice President	None
LAO	Patrick C. Campbell III	Regional Vice President	None
LAO	Anthon S. Cannon III	Vice President	None
SNO	Antonio G. Capobianco	Regional Vice President	None
LAO	Kevin J. Carevic	Vice President	None
LAO	Jason S. Carlough	Senior Vice President	None
LAO	Kim R. Carney	Senior Vice President	None
LAO	Damian F. Carroll	Senior Vice President	None
LAO	David C. Carson, Jr.	Vice President	None
LAO	James D. Carter	Senior Vice President	None
LAO	Stephen L. Caruthers	Senior Vice President, Capital Group Institutional Investment Services Division	None

SFO	James G. Carville	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Philip L. Casciano	Vice President	None
LAO	Christopher M. Cefalo	Senior Vice President	None
IND	Alexzania N. Chambers	Assistant Vice President	None
LAO	Kent W. Chan	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Marcus L. Chaves	Assistant Vice President	None
LAO	Si J. Chen	Vice President	None
LAO	Daniel A. Chodosch	Senior Vice President	None
LAO	Wellington Choi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Peter J. Chong	Assistant Vice President	None
LAO	Cheryl L. Christian	Assistant Vice President	None
LAO	Andrew T. Christos	Vice President	None
LAO	Robert S. Chu	Assistant Vice President	None
LAO	Paul A. Cieslik	Senior Vice President	None
LAO	Andrew R. Claeson	Vice President	None
LAO	Michael J. Clark	Regional Vice President	None
LAO	Jamie A. Claypool	Senior Vice President	None
LAO	Kyle R. Coffey	Regional Vice President	None
LAO	Natalie S. Cole	Vice President	None
NYO	Jayme E. Colosimo	Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
LAO	Frances Coombes	Senior Vice President	None
IRV	Erin K. Concepcion	Assistant Vice President	None
SNO	Brandon J. Cone	Vice President	None
LAO	Christopher M. Conwell	Vice President	None
LAO	C. Jeffrey Cook	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Megan Costa	Senior Vice President	None
LAO	Joseph G. Cronin	Senior Vice President	None

LAO	D. Erick Crowdus	Senior Vice President	None
SNO	Zachary A. Cutkomp	Regional Vice President	None
LAO	Hanh M. Dao	Senior Vice President	None
LAO	Alex L. DaPron	Regional Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
LAO	Alexandria B. Davis	Regional Vice President	None
SNO	Bradley C. Davis	Assistant Vice President	None
LAO	Scott T. Davis	Senior Vice President	None
LAO	Shehan N. De Silva	Assistant Vice President	None
LAO	Adam DeAngelis	Regional Vice President	None
LAO	Peter J. Deavan	Senior Vice President	None
LAO	Kristofer J. DeBonville	Regional Vice President	None
LAO	Guy E. Decker	Senior Vice President	None
LAO	Mark A. Dence	Senior Vice President	None
SNO	Brian M. Derrico	Vice President	None
LAO	Stephen Deschenes	Senior Vice President	None
LAO	Maddi L. Dessner	Director and Senior Vice President	None
LAO	James G. DiGiuseppe	Senior Vice President	None
LAO	Alexander J. Diorio	Vice President	None
LAO	Mario P. DiVito	Senior Vice President	None
LAO	Kevin F. Dolan	Senior Vice President	None
LAO	John H. Donovan IV	Vice President	None
LAO	Ronald Q. Dottin	Senior Vice President	None
LAO	Joseph B. Dowd	Vice President	None
LAO	John J. Doyle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ryan T. Doyle	Senior Vice President	None
LAO	Craig Duglin	Senior Vice President	None
LAO	Alan J. Dumas	Vice President	None

LAO	John E. Dwyer IV	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Christopher P. Dziubasik	Assistant Vice President	None
IND	Karyn B. Dzurisin	Senior Vice President	None
LAO	Kevin C. Easley	Senior Vice President	None
LAO	Shirley Ecklund	Senior Vice President	None
LAO	Damian Eckstein	Senior Vice President	None
LAO	Matthew J. Eisenhardt	Senior Vice President	None
IRV	Jessica Eng	Assistant Vice President	None
LAO	Joseph Epstein	Regional Vice President	None
LAO	Wayne C. Ewan	Vice President	None
LAO	Bryan R. Favilla	Senior Vice President	None
LAO	Joseph M. Fazio	Regional Vice President	None
LAO	Mark A. Ferraro	Senior Vice President	None
LAO	Christopher Fetchet	Regional Vice President	None
LAO	Brandon J. Fetta	Vice President	None
LAO	John P. Finneran III	Vice President	None
LAO	Layne M. Finnerty	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Coenraad F. Fletcher	Vice President	None
LAO	Kevin H. Folks	Senior Vice President	None
IND	Kelly B. Fonderoli	Assistant Vice President	None
LAO	William E. Ford	Senior Vice President	None
IRV	Robert S. Forshee	Assistant Vice President	None
LAO	Mark D. Foster	Regional Vice President	None
LAO	Steven M. Fox	Vice President	None
LAO	Holly C. Framsted	Senior Vice President	None
LAO	Megan France	Regional Vice President	None
LAO	Rusty A. Frauhiger	Vice President	None
LAO	Vincent C. Fu	Assistant Vice President	None

LAO	Tyler L. Furek	Vice President	None
LAO	Myles Gaines	Regional Vice President	None
LAO	Jignesh D. Gandhi	Vice President	None
LAO	J. Gregory Garrett	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Edward S. Garza	Vice President	None
LAO	Brian K. Geiger	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Leslie B. Geller	Senior Vice President	None
LAO	Jacob M. Gerber	Senior Vice President	None
LAO	Michele Giangrande	Vice President	None
LAO	Travis Gilberg	Vice President	None
LAO	Pamela A. Gillett	Senior Vice President	None
LAO	William F. Gilmartin	Senior Vice President	None
IND	Brenda L. Goeken	Assistant Vice President	None
LAO	Kathleen D. Golden	Vice President	None
NYO	Joshua H. Gordon	Vice President, Capital Group Institutional Investment Services Division	None
SNO	Craig B. Gray	Assistant Vice President	None
LAO	Robert E. Greeley, Jr.	Senior Vice President	None
LAO	Jameson R. Greenstone	Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
LAO	Karen M. Griffin	Vice President	None
LAO	E. Renee Grimm	Senior Vice President	None
LAO	Scott A. Grouten	Senior Vice President	None
SNO	John S. Gryniewicz	Regional Vice President	None
LAO	Sam S. Gumma	Vice President	None
LAO	Jan S. Gunderson	Senior Vice President	None
LAO	Ryan A. Gundrum	Assistant Vice President	None
SNO	Lori L. Guy	Vice President	None
LAO	Janna C. Hahn	Senior Vice President	None

LAO	Philip E. Haning	Senior Vice President	None
LAO	Katy L. Hanke	Senior Vice President	None
LAO	Brandon S. Hansen	Senior Vice President	None
LAO	Julie O. Hansen	Vice President	None
SNO	Nicholas Hargreaves	Assistant Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Craig W. Hartigan	Senior Vice President	None
LAO	Janis Harrison	Assistant Vice President	None
LAO	James Hayes	Regional Vice President	None
LAO	Jennifer Hayes	Regional Vice President	None
LAO	Alan M. Heaton	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Clifford W. “Webb” Heidinger	Senior Vice President	None
LAO	Brock A. Hillman	Senior Vice President	None
IND	Kristin S. Himsel	Senior Vice President	None
SNO	Emilia A. Holt	Assistant Vice President	None
LAO	Dennis L. Hooper	Regional Vice President	None
IND	Ryan D. Hoover	Regional Vice President	None
LAO	Jessica K. Hooyenga	Vice President	None
LAO	Scott W. Hoyer	Regional Vice President	None
LAO	David R. Hreha	Senior Vice President	None
LAO	Frederic J. Huber	Senior Vice President	None
LAO	Michael S. Hukriede	Regional Vice President	None
LAO	Jeffrey K. Hunkins	Senior Vice President	None
LAO	Angelia G. Hunter	Senior Vice President	None
LAO	Christa M. Iacono	Vice President	None
LAO	Marc G. Ialeggio	Senior Vice President	None
LAO	Maurice E. Jadah	Regional Vice President	None

LAO	Asad K. Jamil	Regional Vice President	None
LAO	W. Chris Jenkins	Senior Vice President	None
LAO	Daniel J. Jess II	Senior Vice President	None
IND	Jameel S. Jiwani	Vice President	None
CHO	Allison S. Johnston	Assistant vice President	None
LAO	Brendan M. Jonland	Senior Vice President	None
LAO	Kathryn H. Jordan	Vice President	None
LAO	David G. Jordt	Senior Vice President	None
LAO	Michael Kamell	Senior Vice President	None
LAO	Eric J. Kamin	Regional Vice President	None
IND	Teodor P. Karnakov	Assistant Vice President	None
LAO	Wassan M. Kasey	Senior Vice President	None
IND	Joel A. Kaul	Assistant Vice President	None
LAO	John P. Keating	Senior Vice President	None
LAO	David B. Keib	Senior Vice President	None
LAO	Brian G. Kelly	Senior Vice President	None
LAO	Christopher J. Kennedy	Vice President	None
LAO	Jason A. Kerr	Senior Vice President	None
LAO	Ryan C. Kidwell	Senior Vice President	None
LAO	Charles A. King	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Eric M. Kirkman	Vice President	None
LAO	Kelsei Q. Kirland	Vice President	None
IND	Morgann B. Klaus	Assistant Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
LAO	Michael J. Koch	Vice President	None
IND	Philip A. Kojich	Assistant Vice President	None
LAO	Christina Kramer	Regional Vice President	None
LAO	James M. Kreider	Vice President	None

LAO	Andrew M. Kruger	Regional Vice President	None
LAO	Jacob A. Kuchta	Regional Vice President	None
SNO	David D. Kuncho	Vice President	None
NYO	Joseph Lai	Senior Vice President	None
LAO	Jialing Lang	Assistant Vice President	None
LAO	Richard M. Lang	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Theodore J. Larsen	Assistant Vice President	None
LAO	Andrew P. Laskowski	Senior Vice President	None
LAO	Armand Leaks	Vice President	None
LAO	Matthew N. Leeper	Senior Vice President	None
LAO	Victor J. LeMay	Regional Vice President	None
SNO	Matthew T. Levene	Assistant Vice President	None
LAO	Clay M. Leveritt	Senior Vice President	None
LAO	Emily R. Liao	Senior Vice President	None
LAO	Lauren C. Liebes	Regional Vice President	None
LAO	Chris H. Lin	Assistant Vice President	None
IND	Justin L. Linder	Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	Damien X. Lona	Regional Vice President	None
LAO	Rainey Lord	Vice President	None
LAO	Omar J. Love	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Adam C. Lozano	Assistant Vice President	None
LAO	Dillon W. Lull	Regional Vice President	None
LAO	Reid A. Luna	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joe P. Lynch	Regional Vice President	None
CHO	Karin A. Lystad	Assistant Vice President, Capital Group Institutional Investment Services Division	None
LAO	Brandon Y. Ma	Regional Vice President	None
LAO	Justin Maddox	Regional Vice President	None

NYO	Catherine M. Magyera	Vice President	None
LAO	James M. Maher	Senior Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Senior Vice President	None
LAO	Jeffrey N. Malbasa	Senior Vice President	None
LAO	Usma A. Malik	Senior Vice President	None
LAO	Chantal M. Manseau Guerdat	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Arran M. Maran	Regional Vice President	None
LAO	Seema Manek	Vice President	None
LAO	Brooke M. Marrujo	Senior Vice President	None
CHO	James M. Mathenge	Vice President, Capital Group Institutional Investment Services Division	None
SNO	Duane R. Mattson	Assistant Vice President	None
LAO	Stephen B. May	Vice President	None
LAO	Barnabas T. Mbigha	Senior Vice President	None
LAO	Joseph A. McAdams	Regional Vice President	None
LAO	Joseph A. McCreesh, III	Senior Vice President	None
LAO	Ross M. McDonald	Senior Vice President	None
LAO	Clinton S. McCurry	Regional Vice President	None
LAO	Jennifer L. McGrath	Regional Vice President	None
LAO	Timothy W. McHale	Secretary	None
SNO	Michael J. McLaughlin	Assistant Vice President	None
LAO	Max J. McQuiston	Senior Vice President	None
LAO	Curtis D. Mc Reynolds	Vice President	None
LAO	Marin B. Meaney	Regional Vice President	None
IND	Melissa M. Meade	Assistant Vice President	None
LAO	Paulino Medina	Vice President	None
LAO	Britney L. Melvin	Vice President	None
LAO	Davina J. Merrell	Regional Vice President	None

LAO	David A. Merrill	Assistant Vice President	None
SNO	Lauren A. Merriweather	Assistant Vice President	None
LAO	Conrad F. Metzger	Senior Vice President	None
LAO	Carl B. Meyer	Regional Vice President	None
LAO	Benjamin J. Miller	Vice President	None
LAO	Jennifer M. Miller	Vice President	None
LAO	Lauren D. Miller	Assistant Vice President	None
LAO	Tammy H. Miller	Vice President	None
LAO	William T. Mills	Senior Vice President	None
LAO	Sean C. Minor	Senior Vice President	None
LAO	Louis W. Minora	Vice President	None
LAO	James R. Mitchell III	Senior Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None
IND	Eric E. Momcilovich	Assistant Vice President	None
SNO	Christopher Moore	Assistant Vice President	None
IND	Jonathan L. Moran	Regional Vice President	None
LAO	Rex Morgan	Vice President	None
LAO	Nathaniel Morris	Regional Vice President	None
LAO	David H. Morrison	Vice President	None
LAO	Andrew J. Moscardini	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Stanley Moy	Assistant Vice President	None
LAO	Joseph M. Mulcahy	Regional Vice President	None
LAOW	Ryan D. Murphy	Senior Vice President	None
NYO	Timothy J. Murphy	Senior Vice President	None
IND	Valynda J. Murray	Vice President	None
LAO	Zahid Nakhooda	Regional Vice President	None
IND	Kristen L. Nelson	Regional Vice President	None
LAO	Jon C. Nicolazzo	Senior Vice President	None

LAO	Earnest M. Niemi	Senior Vice President	None
LAO	Matthew P. O’Connor	Director, Chairman and Chief Executive Officer; Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jody L. O’Dell	Assistant Vice President	None
LAO	Jonathan H. O’Flynn	Senior Vice President	None
LAO	Bradley D. Olalde	Assistant Vice President	None
LAO	Arthur B. Oliver	Vice President	None
LAO	Peter A. Olsen	Senior Vice President	None
IND	Kevin G. Olson	Assistant Vice President	None
LAO	Thomas A. O’Neil	Senior Vice President	None
LAO	Cimber L. Nuessle	Assistant Vice President	None
LAO	Michael Orlando	Vice President	None
IRV	Paula A. Orologas	Vice President	None
LAO	Vincent A. Ortega	Vice President, Capital Group Institutional Investment Services Division	None
NYO	Gregory H. Ortman	Senior Vice President	None
LAO	Shawn M. O’Sullivan	Senior Vice President	None
IND	Lance T. Owens	Senior Vice President	None
LAO	Kristina E. Page	Vice President	None
LAO	Jeffrey C. Paguirigan	Senior Vice President	None
NYO	Christine M. Papa	Assistant Vice President	None
LAO	Rodney Dean Parker II	Senior Vice President	None
LAO	Ingrid S. Parl	Vice President	None
LAO	William D. Parsley	Regional Vice President	None
LAO	Timothy C. Patterson	Vice President	None
LAO	W. Burke Patterson, Jr.	Senior Vice President	None
SNO	Adam P. Peach	Vice President	None
LAO	Robert J. Peche	Senior Vice President	None
LAO	Elena M. Peerson	Regional Vice President	None
IRV	Grace L. Pelczynski	Assistant Vice President	None

LAO	Sejal U. Penkar	Vice President	None
LAO	Harry A. Phinney	Senior Vice President	None
LAO	Adam W. Phillips	Vice President	None
LAO	Joseph M. Piccolo	Senior Vice President	None
LAO	Sally L. Picota De Holte	Regional Vice President	None
LAO	Keith A. Piken	Senior Vice President and Director	None
SFO	Eugene Podkaminer	Senior Vice President	None
LAO	David T. Polak	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Chloe E. Pollara	Assistant Vice President	None
LAO	Michael E. Pollgreen	Vice President	None
LAO	Charles R. Porcher	Senior Vice President	None
SNO	Robert B. Potter III	Assistant Vice President	None
LAO	Darrell W. Pounders	Vice President	None
LAOW	Colyar W. Pridgen	Vice President	None
LAO	Michelle L. Pullen	Vice President	None
LAO	Victoria M. Quach	Vice President	None
LAO	Steven J. Quagrello	Senior Vice President	None
IND	Kelly S. Quick	Assistant Vice President	None
LAO	Michael R. Quinn	Senior Vice President	None
LAO	Mary K. Radloff	Regional Vice President	None
LAO	Ryan E. Radtke	Senior Vice President	None
LAO	James R. Raker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Rachel M. Ramos	Vice President	None
SNO	Eddie A. Rascon	Regional Vice President	None
LAO	Rene M. Reincke	Vice President, Treasurer and Director	None
LAO	Lesley P. Reinhart	Vice President	None
LAO	Michael D. Reynaert	Senior Vice President	None
LAO	Christopher J. Richardson	Senior Vice President	None

LAO	James Robelotto	Assistant Vice President	None
SNO	Stephanie A. Robichaud	Vice President	None
LAO	Jeffrey J. Robinson	Senior Vice President	None
LAO	Matthew M. Robinson	Senior Vice President	None
LAO	Jennifer R. Rocci	Regional Vice President	None
LAO	Rochelle C. Rodriguez	Senior Vice President	None
LAO	Melissa B. Roe	Senior Vice President	None
LAO	Stephen Ross	Regional Vice President	None
LAO	Thomas W. Rose	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Rome D. Rottura	Senior Vice President	None
IND	Jennah N. Ruddick	Assistant Vice President	None
LAO	Leah O. Ryan	Vice President	None
LAO	William M. Ryan	Senior Vice President	None
IND	Brenda S. Rynski	Regional Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
SNO	Richard R. Salinas	Vice President	None
LAOW	Erica Salvay	Vice President	None
LAO	Benjamin F. Samuels	Assistant Vice President	None
LAO	Michael C. Santangelo	Regional Vice President	None
LAO	Paul V. Santoro	Senior Vice President	None
LAO	David E. Saunders II	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Keith A. Saunders	Senior Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
IND	Broderic C. Schoen	Assistant Vice President	None
LAO	Jackson T. Schuette	Regional Vice President	None
LAO	Domenic A. Sciarra	Assistant Vice President	None
LAO	Keon F. Scott	Regional Vice President	None
LAO	Mark A. Seaman	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Erin C. Sheehan	Regional Vice President	None
LAO	Puja V. Sheth	Assistant Vice President	None
LAO	Kelly S. Simon	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAOW	Anmol Sinha	Senior Vice President	None
SNO	Julia M. Sisente	Assistant Vice President	None
LAO	Melissa A. Sloane	Senior Vice President	None
LAO	Jason C. Smith	Regional Vice President	None
LAO	Joshua J. Smith	Regional Vice President	None
LAO	Taylor D. Smith	Regional Vice President	None
LAO	Stephanie L. Smolka	Vice President	None
LAO	J. Eric Snively	Senior Vice President	None
LAO	John A. Sobotowski	Assistant Vice President	None
SNO	Chadwick R. Solano	Assistant Vice President	None
LAO	Charles V. Sosa	Vice President	None
LAO	Alexander T. Sotiriou	Vice President	None
LAO	Steven J. Sperry	Assistant Vice President	None
LAO	Margaret V. Steinbach	Senior Vice President	None
LAO	Michael P. Stern	Senior Vice President	None
LAO	Andrew J. Strandquist	Senior Vice President	None
LAO	Allison M. Straub	Vice President	None
LAO	Valerie B. Stringer	Vice President	None
LAO	Jamie J. Suh	Assistant Vice President	None
LAO	John R. Sulzicki	Vice President	None
LAO	Jack Swigle	Regional Vice President	None
LAO	Peter D. Thatch	Senior Vice President	None
LAO	John B. Thomas	Senior Vice President	None

LAO	Cynthia M. Thompson	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Mark D. Thompson	Assistant Vice President	None
HRO	Stephen B. Thompson	Regional Vice President	None
LAO	Ryan D. Tiernan	Senior Vice President	None
LAO	Luke N. Trammell	Senior Vice President	None
LAO	Jordan A. Trevino	Senior Vice President	None
LAO	Michael J. Triessl	Director	None
LAO	Michael Trujillo	Vice President	None
CHO	Polina S. Tsybrovska	Assistant Vice President	None
LAO	Shaun C. Tucker	Senior Vice President	None
IRV	Sean M. Tupy	Vice President	None
SNO	Corey W. Tyson	Regional Vice President	None
IND	Ryan C. Tyson	Assistant Vice President	None
LAO	Jason A. Uberti	Vice President	None
LAO	David E. Unanue	Senior Vice President	None
LAO	John W. Urbanski	Regional Vice President	None
LAO	Veronica Vasquez	Vice President	None
LAO-W	Gerrit Veerman III	Senior Vice President, Capital Group Institutional Investment Services	None
LAO	Cynthia G. Velazquez	Assistant Vice President	None
LAO	Spilios Venetsanopoulos	Senior Vice President	None
LAO	J. David Viale	Senior Vice President	None
LAO	Austin J. Vierra	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Robert D. Vigneaux III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Julie A. Vogel	Senior Vice President	None
IRV	Thu A. Vu	Assistant Vice President	None
LAO	Adam Waclawsky	Vice President	None
LAO	Jon N. Wainman	Vice President	None
LAO	Hudson Walker	Regional Vice President	None

ATO	Jason C. Wallace	Senior Vice President	None
LAO	Sherrie S. Walling	Vice President	None
LAO	Brian M. Walsh	Senior Vice President	None
LAO	Susan O. Walton	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Justin N. Wang	Regional Vice President	None
IND	Kristen M. Weaver	Vice President	None
LAO	Timothy S. Wei	Vice President	None
LAO	Sheraton Welch	Regional Vice President	None
SNO	Gordon S. Wells	Regional Vice President	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam B. Whitehead	Senior Vice President	None
LAO	Gregory D. Williams II	Assistant Vice President	None
LAO	Ashley L. Wilson	Regional Vice President	None
LAO	Jonathan D. Wilson	Regional Vice President	None
LAO	Steven Wilson	Senior Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Anthony J. Wingate	Vice President	None
LAO	Benjamin Wirtshafter	Senior Vice President	None
LAO	Kimberly D. Wood	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Benjamin T. Wooden	Regional Vice President	None
LAO	Jennifer N. Woodward	Assistant Vice President	None
IND	Matthew A. Wooten	Assistant Vice President	None
LAO	Elizabeth D. Yakes	Assistant Vice President	None
NYO	Mila I. Yankova	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None
LAO	Lauren E. Zappia	Regional Vice President	None

LAO	Raul Zarco, Jr.	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Heidi H. Zhang	Assistant Vice President	None
NYO	Tanya Zolotarevskiy	Vice President, Capital Group Institutional Investment Services Division	None

__________

HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 18th Floor, Los Angeles, CA 90025
NYO	Business Address, 399 Park Avenue, 34th Floor, New York, NY 10022
SFO	Business Address, One Market Street, Suite 1800, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)       None

Item 33.	Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071; 6455 Irvine Center Drive, Irvine, California 92618; and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618; 12811 North Meridian Street, Carmel, Indiana 46032; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, VA 23513.

Registrant’s records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017-2070.

Item 34.	Management Services

None

Item 35.	Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California on the 26th day of September, 2025.

THE INCOME FUND OF AMERICA

By: /s/ Donald H. Rolfe

(Donald H. Rolfe, Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on September 26, 2025, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:
	/s/ Donald H. Rolfe	Principal Executive Officer
(Donald H. Rolfe)

(2)	Principal Financial Officer and Principal Accounting Officer:
	/s/ Hong Le	Treasurer
(Hong Le)

(3)	Trustees:

	Gina F. Adams*	Trustee
	Hilda L. Applbaum*	President and Trustee
	Michael C. Camuñez*	Trustee
	Vanessa C. L. Chang*	Trustee
	Nariman Farvardin*	Trustee
	William D. Jones*	Chair of the Board (Independent and Non-Executive)
	Sharon I. Meers*	Trustee
	Josette Sheeran*	Trustee
	Margaret Spellings*	Trustee
*By: /s/ Courtney R. Taylor
(Courtney R. Taylor, pursuant to a power of attorney filed herewith)

Counsel represents that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Marusya Rechetnikova

(Marusya Rechetnikova, Counsel)

POWER OF ATTORNEY

I, Gina F. Adams, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler

Jane Y. Chung

Susan K. Countess

Steven I. Koszalka

Julie E. Lawton

Melissa B. Leyva

Timothy W. McHale

Marilyn Paramo

Lovelyn C. Sims

Michael W. Stockton

Courtney R. Taylor

Michael R. Tom

Sandra Chuon Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC, on December 7, 2022.

(City, State)

/s/ Gina F. Adams

Gina F. Adams, Board member

POWER OF ATTORNEY

I, Hilda L. Applbaum, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler

Jane Y. Chung

Susan K. Countess

Steven I. Koszalka

Julie E. Lawton

Melissa B. Leyva

Timothy W. McHale

Marilyn Paramo

Lovelyn C. Sims

Michael W. Stockton

Courtney R. Taylor

Michael R. Tom

Sandra Chuon Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at San Francisco, CA, on January 1, 2023.

(City, State)

/s/ Hilda Applbaum

Hilda L. Applbaum, Board member

POWER OF ATTORNEY

I, Michael C. Camuñez, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler

Jane Y. Chung

Susan K. Countess

Steven I. Koszalka

Julie E. Lawton

Melissa B. Leyva

Timothy W. McHale

Marilyn Paramo

Lovelyn C. Sims

Michael W. Stockton

Courtney R. Taylor

Michael R. Tom

Sandra Chuon Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, on December 8, 2022.

(City, State)

/s/ Michael C. Camuñez

Michael C. Camuñez, Board member

POWER OF ATTORNEY

I, Vanessa C. L. Chang, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	Capital Group Conservative Equity ETF (File No. 333-276928, File No. 811-23933)
-	Capital Group Core Balanced ETF (File No. 333-271211, File No. 811-23867)
-	Capital Group Core Equity ETF (File No. 333-259021, File No. 811-23735)
-	Capital Group Dividend Growers ETF (File No. 333-271210, File No. 811-23866)
-	Capital Group Dividend Value ETF (File No. 333-259023, File No. 811-23736)
-	Capital Group Equity ETF Trust I (File No.333-281924, File No. 811-24000)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group Global Equity ETF (File No. 333-276927, File No. 811-23934)
-	Capital Group Global Growth Equity ETF (File No. 333-259024, File No. 811-23737)
-	Capital Group Growth ETF (File No. 333-259020, File No. 811-23733)
-	Capital Group International Core Equity ETF (File No. 333-276930, File No. 811-23935)
-	Capital Group International Equity ETF (File No. 333-271212, File No. 811-23865)
-	Capital Group International Focus Equity ETF (File No. 333-259022, File No. 811-23734)
-	Capital Group New Geography Equity ETF (File No. 333-276931, File No. 811-23936)
-	EUPAC Fund (File No. 002-83847, File No. 811-03734)
-	EUPAC Fund
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Julie E. Lawton Hong T. Le	Melissa B. Leyva Timothy W. McHale Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Houston, Texas, on May 6, 2025.

(City, State)

/s/ Vanessa C.L. Chang

Vanessa C. L. Chang, Board member

POWER OF ATTORNEY

I, Nariman Farvardin, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Julie E. Lawton Hong T. Le	Melissa B. Leyva Timothy W. McHale Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York , on June 12, 2025.

(City, State)

/s/ Nariman Farvardin

Nariman Farvardin, Board member

POWER OF ATTORNEY

I, William D. Jones, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Funds U.S. Small and Mid Cap Equity Fund (File No. 333-280621, File No. 811-23979)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	Capital Group Conservative Equity ETF (File No. 333-276928, File No. 811-23933)
-	Capital Group Core Balanced ETF (File No. 333-271211, File No. 811-23867)
-	Capital Group Core Equity ETF (File No. 333-259021, File No. 811-23735)
-	Capital Group Dividend Growers ETF (File No. 333-271210, File No. 811-23866)
-	Capital Group Dividend Value ETF (File No. 333-259023, File No. 811-23736)
-	Capital Group Equity ETF Trust I (File No.333-281924, File No. 811-24000)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group Global Equity ETF (File No. 333-276927, File No. 811-23934)
-	Capital Group Global Growth Equity ETF (File No. 333-259024, File No. 811-23737)
-	Capital Group Growth ETF (File No. 333-259020, File No. 811-23733)
-	Capital Group International Core Equity ETF (File No. 333-276930, File No. 811-23935)
-	Capital Group International Equity ETF (File No. 333-271212, File No. 811-23865)
-	Capital Group International Focus Equity ETF (File No. 333-259022, File No. 811-23734)
-	Capital Group KKR Core Plus+ (File No. 333-282864, File No. 811-24016)
-	Capital Group KKR Multi-Sector+ (File No. 333-282865, File No. 811-24017)
-	Capital Group New Geography Equity ETF (File No. 333-276931, File No. 811-23936)
-	Capital Group U.S. Equity Fund (File No. 333-233376, File No. 811-23469)
-	Emerging Markets Equities Fund, Inc. (File No. 333-74995, File No. 811-04692)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Julie E. Lawton Hong T. Le	Melissa B. Leyva Timothy W. McHale Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A or Form N-2, as applicable, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or Form N-2 or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at San Diego, CA, on May 6, 2025.

(City, State)

/s/ William D. Jones

William D. Jones, Board member

POWER OF ATTORNEY

I, Sharon I. Meers, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler

Jane Y. Chung

Susan K. Countess

Steven I. Koszalka

Julie E. Lawton

Melissa B. Leyva

Timothy W. McHale

Marilyn Paramo

Lovelyn C. Sims

Michael W. Stockton

Courtney R. Taylor

Michael R. Tom

Sandra Chuon Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Menlo Park, CA, on January 1, 2023.

(City, State)

/s/ Sharon I. Meers

Sharon I. Meers, Board member

POWER OF ATTORNEY

I, Josette Sheeran, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	EUPAC Fund (File No. 002-83847, File No. 811-03734)
-	EUPAC Fund
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Julie E. Lawton Hong T. Le	Melissa B. Leyva Timothy W. McHale Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Paris, France, on May 6, 2025.

(City, State)

/s/ Josette Sheeran

Josette Sheeran, Board member

POWER OF ATTORNEY

I, Margaret Spellings, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Julie E. Lawton Hong T. Le	Melissa B. Leyva Timothy W. McHale Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, on June 12, 2025.

(City, State)

/s/ Margaret Spellings

Margaret Spellings, Board member